UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number  811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (650) 312-2000

Date of fiscal year end:    12/31

Date of reporting period:    06/30/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
June 30, 2018

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

Table of Contents

Important Notes to Performance Information	i

*Supplement to the Prospectus for all Funds	PS-1

Fund Summaries

Franklin Flex Cap Growth VIP Fund	FFC-1

Franklin Founding Funds Allocation VIP Fund	FFA-1

Franklin Global Real Estate VIP Fund	FGR-1

Franklin Growth and Income VIP Fund	FGI-1

Franklin Income VIP Fund	FI-1

Franklin Large Cap Growth VIP Fund	FLG-1

Franklin Mutual Global Discovery VIP Fund	MGD-1

Franklin Mutual Shares VIP Fund	MS-1

Franklin Rising Dividends VIP Fund	FRD-1

Franklin Small Cap Value VIP Fund	FSV-1

Franklin Small-Mid Cap Growth VIP Fund	FSC-1

Franklin Strategic Income VIP Fund	FSI-1

Franklin U.S. Government Securities VIP Fund	FUS-1

Franklin VolSmart Allocation VIP Fund	FVA-1

Templeton Developing Markets VIP Fund	TD-1

Templeton Foreign VIP Fund	TF-1

Templeton Global Bond VIP Fund	TGB-1

Templeton Growth VIP Fund	TG-1

Index Descriptions	I-1

Shareholder Information	SI-1

*Not part of the semiannual report. Retain for your records.

Not FDIC Insured | May Lose Value | No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i	Semiannual Report

VIP P1 07/18

SUPPLEMENT DATED JULY 10, 2018

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN LARGE CAP GROWTH VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC INCOME VIP FUND

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

TEMPLETON DEVELOPING MARKETS VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GLOBAL BOND VIP FUND

TEMPLETON GROWTH VIP FUND

(each a series of Franklin Templeton Variable Insurance Products Trust)

I. The following replaces the third paragraph in the prospectus under “Additional Information, All Funds – Fund Account Information – Fund Account Policies – Calculating Share Price:”

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

Please keep this supplement with your prospectus for future reference.

PS-1

This page intentionally left blank.

Franklin Flex Cap Growth VIP Fund

We are pleased to bring you Franklin Flex Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares posted a +14.15% total return* for the six-month period ended June 30, 2018.

*The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 3000® Growth Index generated a +7.44% total return, the Russell 1000® Growth Index produced a +7.25% total return, and the Standard & Poor’s® 500 Index (S&P 500®) posted a +2.65% total return for the same period.1

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined

Portfolio Composition

Based on Total Net Assets as of 6/30/18

slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN FLEX CAP GROWTH VIP FUND

of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this environment, the broad US stock market, as measured by the S&P 500, generated a +2.65% total return for the period.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Top 10 Holdings
6/30/18

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Retailing	9.4%
Microsoft Corp. Software & Services	5.5%
Mastercard Inc. Software & Services	5.4%
Alphabet Inc. Software & Services	5.3%
ServiceNow Inc. Software & Services	4.1%
Salesforce.com Inc. Software & Services	4.0%
Netflix Inc. Retailing	3.1%
Raytheon Co. Capital Goods	3.1%
Visa Inc. Software & Services	2.8%
Facebook Inc. Software & Services	2.8%

Manager’s Discussion

During the six months ended June 30, 2018, most sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, the consumer discretionary sector contributed to relative results due to stock selection.3 Stock selection and an overweighted position in information technology (IT) also benefited relative performance, as did stock selection and an underweighted position in industrials.4

Within consumer discretionary, Amazon.com and Netflix were the largest contributors to relative performance in the sector and the Fund as a whole. Online retail shopping and cloud services provider Amazon.com reported better-than-expected first-quarter 2018 revenue and operating profits. Highlights included accelerating growth at its market-leading cloud business Amazon Web Services (AWS), as well as retail strength driven by advertising and its Prime service. Improved utilization in its fulfillment and data centers drove margins higher for the period, while the mix shift toward higher margin businesses continued to drive higher profitability over time. With e-commerce in its early days, we do not underestimate the growth and sustainability of Amazon.com, which continues to

3. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

4. The IT sector comprises semiconductors and semiconductor equipment and software and services in the SOI. The industrials sector comprises capital goods in the SOI.

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FRANKLIN FLEX CAP GROWTH VIP FUND

add new categories and countries to its footprint. The company also continues to see accelerated growth in AWS, which we consider a leader in Infrastructure-as-a-Service cloud computing. Internet streaming service Netflix recently reported solid quarterly results, with international subscriber trends particularly positive. Subscriber additions came in ahead of estimates in the US and internationally, driven by a stronger-than-expected slate of content. Other contributors in consumer discretionary included ski resort operator Vail Resorts.

In IT, shares of cloud-based solutions provider ServiceNow rose amid better-than-expected earnings, revenue, operating margin, cash flow and billings, and higher revenue guidance. We believe ServiceNow is a high-quality Software-as-a-Service company proving itself as a key partner in enterprise initiatives to drive productivity through digital transformation, while also delivering excellent unit economics. Other IT contributors included payments technology company Mastercard and cloud-based customer relationship management company Salesforce.com.

Elsewhere, veterinary products and services provider IDEXX Laboratories benefited relative performance.

In contrast, an overweighted position in the real estate sector detracted from the Fund’s relative performance. Stock selection in the energy and financials sectors also hindered relative results.5 In real estate, data center operator Equinix detracted from performance, while oil and natural gas provider Concho Resources6 hindered results in the energy sector.

In financials, shares of options exchange operator CBOE Global Markets fell amid disappointing quarterly results and investor concerns about potential pressure on trading volumes due to greater scrutiny by regulators on volatility-related products, CBOE’s fastest growing and most profitable segment.7

In other sectors, cable company Charter Communications hindered relative results. Despite solid first-quarter revenues, the company’s shares fell, largely due to deteriorating subscriber trends following better results in the prior quarter, a lack of free cash flow generation, and a delay in material improvements amid ongoing competition and industry challenges. Food and beverage company Constellation Brands also detracted from relative performance. The shares declined following worse-than-expected results, as earnings per share missed consensus estimates. Lastly, specialty chemical manufacturer Albermarle hurt relative results.7

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The financials sector comprises diversified financials in the SOI.

6. Not part of the index.

7. Not held by period-end.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$1,141.50	$5.10	$1,020.03	$4.81	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FFC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.46	$5.89	$7.09	$16.61	$18.11	$13.21

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.01)	(0.03)	(0.06)	(0.08)	(0.01)

Net realized and unrealized gains (losses)	1.10	1.60	(0.20)	1.00	1.09	4.95

Total from investment operations	1.09	1.59	(0.23)	0.94	1.01	4.94

Less distributions from:

Net investment income	—	—	—	—	—	(—)	[c]

Net realized gains	(1.40)	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)

Total distributions	(1.40)	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)

Net asset value, end of period	$7.15	$7.46	$5.89	$7.09	$16.61	$18.11

Total return[d]	14.15%	26.94%	(2.89)%	4.37%	6.11%	37.48%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.33%	1.35%	1.36%	1.33%	1.20%	1.18%

Expenses net of waiver and payments by affiliates	0.96%	0.96%	0.96%	0.96%	0.95%	0.93%

Net investment income (loss)	(0.19)%	(0.20)%	(0.44)%	(0.62)%	(0.46)%	(0.09)%

Supplemental data

Net assets, end of period (000’s)	$92,373	$81,084	$73,337	$82,901	$93,354	$169,123

Portfolio turnover rate	9.73%	52.12%	17.76%	88.15%	52.83%	52.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

FFC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.21	$5.70	$6.90	$16.44	$17.96	$13.12

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.02)	(0.03)	(0.07)	(0.10)	(0.03)

Net realized and unrealized gains (losses)	1.07	1.55	(0.20)	0.99	1.09	4.91

Total from investment operations	1.06	1.53	(0.23)	0.92	0.99	4.88

Less distributions from net realized gains	(1.40)	(0.02)	(0.97)	(10.46)	(2.51)	(0.04)

Net asset value, end of period	$6.87	$7.21	$5.70	$6.90	$16.44	$17.96

Total return[c]	14.24%	26.78%	(2.98)%	4.32%	5.98%	37.28%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.43%	1.45%	1.46%	1.43%	1.30%	1.28%

Expenses net of waiver and payments by affiliates	1.06%	1.06%	1.06%	1.06%	1.05%	1.03%

Net investment income (loss)	(0.29)%	(0.30)%	(0.54)%	(0.72)%	(0.56)%	(0.19)%

Supplemental data

Net assets, end of period (000’s)	$33,895	$30,112	$27,163	$34,479	$31,355	$251,339

Portfolio turnover rate	9.73%	52.12%	17.76%	88.15%	52.83%	52.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Flex Cap Growth VIP Fund

	Shares	Value

Common Stocks 95.0%
Automobiles & Components 0.5%
[a] Tesla Inc.	2,000	$685,900

Capital Goods 10.2%
3M Co.	10,000	1,967,200
The Boeing Co.	10,000	3,355,100
Fortive Corp.	35,000	2,698,850
Raytheon Co.	20,000	3,863,600
Rockwell Automation Inc.	6,000	997,380

		12,882,130

Consumer Durables & Apparel 1.3%
NIKE Inc., B	20,000	1,593,600

Consumer Services 2.2%
Vail Resorts Inc.	10,000	2,741,900

Diversified Financials 1.2%
Intercontinental Exchange Inc.	20,000	1,471,000

Energy 1.1%
[a] Concho Resources Inc.	10,000	1,383,500

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	10,000	2,089,800

Food, Beverage & Tobacco 2.2%
Constellation Brands Inc., A	13,000	2,845,310

Health Care Equipment & Services 8.6%
Becton, Dickinson and Co.	12,000	2,874,720
Danaher Corp.	18,000	1,776,240
[a] IDEXX Laboratories Inc.	9,990	2,177,220
[a] Intuitive Surgical Inc.	3,000	1,435,440
[a] Neuronetics Inc.	3,600	95,796
UnitedHealth Group Inc.	10,000	2,453,400

		10,812,816

Household & Personal Products 2.2%
Estee Lauder Cos. Inc., A	20,000	2,853,800

Media 1.2%
[a] Charter Communications Inc., A	5,006	1,467,809

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
[a] Mettler-Toledo International Inc.	2,500	1,446,575

Real Estate 4.0%
American Tower Corp.	20,000	2,883,400
Equinix Inc.	5,000	2,149,450

		5,032,850

Retailing 13.5%
[a] Amazon.com Inc.	7,000	11,898,600
[a] Booking Holdings Inc.	600	1,216,254
[a] Netflix Inc.	9,990	3,910,386

		17,025,240

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 6.0%
Analog Devices Inc.	30,000	$2,877,600
NVIDIA Corp.	10,000	2,369,000
Xilinx Inc.	35,000	2,284,100

		7,530,700

Software & Services 38.1%
Activision Blizzard Inc.	40,000	3,052,800
[a] Adobe Systems Inc.	10,000	2,438,100
[a] Alibaba Group Holding Ltd., ADR (China)	12,000	2,226,360
[a] Alphabet Inc., C	6,000	6,693,900
[a] Avalara Inc.	1,800	96,066
[a] DocuSign Inc.	5,000	264,750
[a] Electronic Arts Inc.	16,000	2,256,320
[a] Facebook Inc., A	18,000	3,497,760
[a] I3 Verticals Inc., A	6,000	91,320
Mastercard Inc., A	34,960	6,870,339
Microsoft Corp.	70,000	6,902,700
[a] Salesforce.com Inc.	37,000	5,046,800
[a] ServiceNow Inc.	30,000	5,174,100
Visa Inc., A	26,470	3,505,952

		48,117,267

Total Common Stocks (Cost $66,872,039)		119,980,197

Short Term Investments (Cost $6,557,053) 5.2%

Money Market Funds 5.2%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	6,557,053	6,557,053

Total Investments (Cost $73,429,092) 100.2%		126,537,250
Other Assets, less Liabilities (0.2)%		(268,658)

Net Assets 100.0%		$126,268,592

See Abbreviations on page FFC-18.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Flex Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 66,872,039
Cost - Non-controlled affiliates (Note 3e)	6,557,053

Value - Unaffiliated issuers	$119,980,197
Value - Non-controlled affiliates (Note 3e)	6,557,053
Receivables:
Capital shares sold	62,199
Dividends and interest	30,348
Other assets	77

Total assets	126,629,874

Liabilities:
Payables:
Investment securities purchased	61,200
Capital shares redeemed	108,623
Management fees	63,718
Distribution fees	57,076
Reports to shareholders	50,734
Professional fees	18,407
Accrued expenses and other liabilities	1,524

Total liabilities	361,282

Net assets, at value	$126,268,592

Net assets consist of:
Paid-in capital	$ 70,708,495
Undistributed net investment income (loss)	(149,115)
Net unrealized appreciation (depreciation)	53,108,158
Accumulated net realized gain (loss)	2,601,054

Net assets, at value	$126,268,592

Class 2:
Net assets, at value	$ 92,373,371

Shares outstanding	12,914,311

Net asset value and maximum offering price per share	$7.15

Class 4:
Net assets, at value	$ 33,895,221

Shares outstanding	4,937,157

Net asset value and maximum offering price per share	$6.87

FFC-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Flex Cap Growth VIP Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 418,593
Non-controlled affiliates (Note 3e)	34,152
Income from securities loaned (net of fees and rebates)	3,268

Total investment income	456,013

Expenses:
Management fees (Note 3a)	580,005
Distribution fees: (Note 3c)
Class 2	108,258
Class 4	54,912
Custodian fees (Note 4)	467
Reports to shareholders	36,243
Professional fees	17,732
Trustees’ fees and expenses	272
Other	3,350

Total expenses	801,239
Expense reductions (Note 4)	(91)
Expenses waived/paid by affiliates (Note 3e and 3f)	(219,540)

Net expenses	581,608

Net investment income (loss)	(125,595)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers.	2,643,120

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	12,949,499

Net realized and unrealized gain (loss)	15,592,619

Net increase (decrease) in net assets resulting from operations	$15,467,024

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (125,595)	$ (250,205)
Net realized gain (loss)	2,643,120	21,313,192
Net change in unrealized appreciation (depreciation)	12,949,499	4,655,097

Net increase (decrease) in net assets resulting from operations	15,467,024	25,718,084

Distributions to shareholders from:
Net realized gains:
Class 2	(15,220,091)	(181,740)
Class 4	(5,742,189)	(67,426)

Total distributions to shareholders	(20,962,280)	(249,166)

Capital share transactions: (Note 2)
Class 2	15,176,481	(10,989,226)
Class 4	5,391,811	(3,783,730)

Total capital share transactions	20,568,292	(14,772,956)

Net increase (decrease) in net assets	15,073,036	10,695,962
Net assets:
Beginning of period	111,195,556	100,499,594

End of period	$126,268,592	$111,195,556

Undistributed net investment income (loss) included in net assets:
End of period	$ (149,115)	$ (23,520)

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

FFC-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	1,088,396	$8,859,541	554,774	$3,650,922
Shares issued in reinvestment of distributions	2,079,248	15,220,091	26,648	181,740
Shares redeemed	(1,117,038)	(8,903,151)	(2,166,834)	(14,821,888)

Net increase (decrease)	2,050,606	$15,176,481	(1,585,412)	$(10,989,226)

Class 4 Shares:
Shares sold	707,767	$5,535,267	508,100	$3,340,274
Shares issued in reinvestment of distributions	816,812	5,742,189	10,232	67,426
Shares redeemed	(761,187)	(5,885,645)	(1,109,757)	(7,191,430)

Net increase (decrease)	763,392	$5,391,811	(591,425)	$(3,783,730)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.983% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	5,166,088	17,870,561	(16,479,596)	6,557,053	$6,557,053	$34,152	$ —	$ —

FFC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

f.  Waiver and Expense Reimbursements

Advisers have contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund does not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$73,494,153

Unrealized appreciation	$53,232,773
Unrealized depreciation	(189,676)

Net unrealized appreciation (depreciation)	$53,043,097

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $11,010,015 and $12,788,995, respectively.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

FFC-18	Semiannual Report

Franklin Founding Funds Allocation VIP Fund

This semiannual report for Franklin Founding Funds Allocation VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -0.93% total return* for the six-month period ended June 30, 2018.

*The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goals is directly related to the ability of the underlying funds to meet their investment goals. Additionally, because these underlying funds may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) generated a +2.65% total return and the MSCI World Index produced a +0.76% total return for the same period.1

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across

Asset Allocation*

Based on Total Net Assets as of 6/30/18

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFA-2	Semiannual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.3

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP

Fund. These underlying funds, in turn, invest in a variety of US and foreign equity securities and, to a lesser extent, fixed income and money market securities, each following a value-oriented approach. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the six months under review, Franklin Income VIP Fund – Class 1 and Franklin Mutual Shares VIP Fund – Class 1 underperformed the S&P 500. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Source: US Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$990.70	$1.73	$1,023.06	$1.76	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FFA-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.44	$ 7.13	$ 6.80	$ 7.47	$ 7.47	$ 8.55

Income from investment operations[a]:

Net investment income[b,c]	0.17	0.21	0.21	0.26	0.22	0.30

Net realized and unrealized gains (losses)	(0.23)	0.63	0.64	(0.68)	0.02	1.42

Total from investment operations	(0.06)	0.84	0.85	(0.42)	0.24	1.72

Less distributions from:

Net investment income	(0.24)	(0.22)	(0.29)	(0.24)	(0.23)	(1.15)

Net realized gains	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)

Total distributions	(0.41)	(0.53)	(0.52)	(0.25)	(0.24)	(2.80)

Net asset value, end of period	$ 6.97	$ 7.44	$ 7.13	$ 6.80	$ 7.47	$ 7.47

Total return[d]	(0.80)%	12.17%	13.43%	(5.93)%	3.05%	24.14%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.12%	0.12%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[f]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	4.49%	2.75%	3.09%	3.51%	2.88%	3.67%

Supplemental data

Net assets, end of period (000’s)	$1,070	$1,047	$1,025	$1,083	$1,114	$952

Portfolio turnover rate	0.06%	1.28%	0.10%	0.26%	4.80%	3.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2018.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.39	$ 7.08	$ 6.75	$ 7.42	$ 7.42	$ 8.51

Income from investment operations[a]:

Net investment income[b,c]	0.16	0.18	0.19	0.24	0.20	0.27

Net realized and unrealized gains (losses)	(0.23)	0.64	0.64	(0.68)	0.02	1.42

Total from investment operations	(0.07)	0.82	0.83	(0.44)	0.22	1.69

Less distributions from:

Net investment income	(0.22)	(0.20)	(0.27)	(0.22)	(0.21)	(1.13)

Net realized gains	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)

Total distributions	(0.39)	(0.51)	(0.50)	(0.23)	(0.22)	(2.78)

Net asset value, end of period	$ 6.93	$ 7.39	$ 7.08	$ 6.75	$ 7.42	$ 7.42

Total return[d]	(0.93)%	11.98%	13.18%	(6.21)%	2.85%	23.77%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.37%	0.37%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[f]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	4.24%	2.50%	2.84%	3.26%	2.63%	3.42%

Supplemental data

Net assets, end of period (000’s)	$448,172	$480,402	$474,669	$480,715	$557,704	$547,506

Portfolio turnover rate	0.06%	1.28%	0.10%	0.26%	4.80%	3.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2018.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 7.53	$ 7.21	$ 6.87	$ 7.54	$ 7.54	$ 8.49

Income from investment operations[a]:

Net investment income[b,c]	0.15	0.18	0.19	0.23	0.20	0.26

Net realized and unrealized gains (losses)	(0.22)	0.64	0.64	(0.68)	0.02	1.43

Total from investment operations	(0.07)	0.82	0.83	(0.45)	0.22	1.69

Less distributions from:

Net investment income	(0.21)	(0.19)	(0.26)	(0.21)	(0.21)	(0.99)

Net realized gains	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)	(1.65)

Total distributions	(0.38)	(0.50)	(0.49)	(0.22)	(0.22)	(2.64)

Net asset value, end of period	$ 7.08	$ 7.53	$ 7.21	$ 6.87	$ 7.54	$ 7.54

Total return[d]	(0.90)%	11.78%	12.92%	(6.24)%	2.75%	23.68%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.47%	0.47%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[f]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	4.14%	2.40%	2.74%	3.16%	2.53%	3.32%

Supplemental data

Net assets, end of period (000’s)	$475,787	$528,862	$530,403	$550,825	$702,324	$676,781

Portfolio turnover rate	0.06%	1.28%	0.10%	0.26%	4.80%	3.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2018.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Founding Funds Allocation VIP Fund

	Shares	Value

Investments in Underlying Funds 99.3%
Domestic Equity 33.3%
[a] Franklin Mutual Shares VIP Fund, Class 1	14,964,311	$307,965,526

Domestic Hybrid 32.8%
[a] Franklin Income VIP Fund, Class 1	18,901,940	303,376,138

Foreign Equity 33.2%
[a] Templeton Growth VIP Fund, Class 1	21,633,444	307,627,570

Total Investments in Underlying Funds (Cost $677,075,110)		918,969,234
Other Assets, less Liabilities 0.7%		6,060,468

Net Assets 100.0%		$925,029,702

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Founding Funds Allocation VIP Fund

Assets:
Investments in securities:
Cost - Non-controlled affiliates (Note 3d)	$677,075,110

Value - Non-controlled affiliates (Note 3d)	$918,969,234
Cash	6,694,409
Receivables:
Capital shares sold	347,821
Other assets	664

Total assets	926,012,128

Liabilities:
Payables:
Capital shares redeemed	361,015
Administrative fees	64,166
Distribution fees	474,679
Reports to shareholders	56,454
Accrued expenses and other liabilities	26,112

Total liabilities	982,426

Net assets, at value	$925,029,702

Net assets consist of:
Paid-in capital	$664,825,699
Undistributed net investment income	20,175,599
Net unrealized appreciation (depreciation)	241,894,124
Accumulated net realized gain (loss)	(1,865,720)

Net assets, at value	$925,029,702

Class 1:
Net assets, at value	$ 1,070,060

Shares outstanding	153,428

Net asset value and maximum offering price per share	$6.97

Class 2:
Net assets, at value	$448,172,286

Shares outstanding	64,677,013

Net asset value and maximum offering price per share	$6.93

Class 4:
Net assets, at value	$475,787,356

Shares outstanding	67,200,580

Net asset value and maximum offering price per share	$7.08

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Founding Funds Allocation VIP Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3d)	$ 22,112,059

Expenses:
Administrative fees (Note 3a)	480,936
Distribution fees: (Note 3b)
Class 2	578,990
Class 4	875,256
Reports to shareholders	42,777
Professional fees	23,433
Trustees’ fees and expenses	2,531
Other	6,830

Total expenses	2,010,753
Expenses waived/paid by affiliates (Note 3e)	(74,254)

Net expenses	1,936,499

Net investment income	20,175,560

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Non-controlled affiliates (Note 3d)	14,381,086
Capital gain distributions from Underlying Funds:
Non-controlled affiliates (Note 3d)	25,478,331

Net realized gain (loss)	39,859,417

Net change in unrealized appreciation (depreciation) on:
Investments:
Non-controlled affiliates (Note 3d)	(68,409,754)

Net realized and unrealized gain (loss)	(28,550,337)

Net increase (decrease) in net assets resulting from operations	$ (8,374,777)

FFA-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 20,175,560	$ 25,006,932
Net realized gain (loss)	39,859,417	32,208,741
Net change in unrealized appreciation (depreciation)	(68,409,754)	57,408,783

Net increase (decrease) in net assets resulting from operations	(8,374,777)	114,624,456

Distributions to shareholders from:
Net investment income:
Class 1	(35,091)	(32,261)
Class 2	(13,707,945)	(12,990,591)
Class 4	(13,721,977)	(13,655,260)
Net realized gains:
Class 1	(25,257)	(45,646)
Class 2	(10,734,915)	(20,025,278)
Class 4	(11,229,999)	(21,899,278)

Total distributions to shareholders	(49,455,184)	(68,648,314)

Capital share transactions: (Note 2)
Class 1	91,308	(23,477)
Class 2	(3,849,436)	(15,665,134)
Class 4	(23,693,023)	(26,073,212)

Total capital share transactions	(27,451,151)	(41,761,823)

Net increase (decrease) in net assets	(85,281,112)	4,214,319
Net assets:
Beginning of period	1,010,310,814	1,006,096,495

End of period	$ 925,029,702	$1,010,310,814

Undistributed net investment income included in net assets:
End of period	$ 20,175,599	$ 27,465,052

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Founding Funds Allocation VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

c.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

d.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	7,295	$ 53,518	15,386	$ 112,506
Shares issued in reinvestment of distributions	8,536	60,348	11,035	77,907
Shares redeemed	(3,056)	(22,558)	(29,626)	(213,890)

Net increase (decrease)	12,775	$ 91,308	(3,205)	$ (23,477)

Class 2 Shares:
Shares sold	1,440,666	$ 10,613,656	3,596,772	$ 26,184,474
Shares issued in reinvestment of distributions	3,476,936	24,442,860	4,703,115	33,015,869
Shares redeemed	(5,284,836)	(38,905,952)	(10,329,852)	(74,865,477)

Net increase (decrease)	(367,234)	$ (3,849,436)	(2,029,965)	$(15,665,134)

Class 4 Shares:
Shares sold	557,693	$ 4,186,677	2,459,253	$ 18,233,389
Shares issued in reinvestment of distributions	3,475,206	24,951,976	4,965,718	35,554,538
Shares redeemed	(7,045,961)	(52,831,676)	(10,802,755)	(79,861,139)

Net increase (decrease)	(3,013,062)	$(23,693,023)	(3,377,784)	$(26,073,212)

Semiannual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, directors and/or trustees of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d.  Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies.

Investments in Underlying Funds for the period ended June 30, 2018, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Franklin Income VIP Fund, Class 1	20,134,973	979,260	(2,212,293)	18,901,940	$303,376,138	$15,250,045	$2,899,147		$(15,678,425)
Franklin Mutual Shares VIP Fund, Class 1	16,254,912	—	(1,290,601)	14,964,311	307,965,526	—	3,199,658		(5,004,257)
Templeton Growth VIP Fund, Class 1	20,714,775	2,227,296	(1,308,627)	21,633,444	307,627,570	6,862,014	33,760,612	[a]	(47,727,072)

Total Affiliated Securities					$918,969,234	$22,112,059	$39,859,417		$(68,409,754)

aIncludes realized gain distributions received.

FFA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

e.  Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$718,790,945

Unrealized appreciation	$241,894,124
Unrealized depreciation	(41,715,835)

Net unrealized appreciation (depreciation)	$200,178,289

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

5.  Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the period ended June 30, 2018, aggregated $600,000 and $84,896,411, respectively.

6.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

7.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

7.  Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

8.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

During the fiscal year ended December 31, 2017, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code (Code), received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 14, 2018, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0039	$0.0409

Class 2	$0.0039	$0.0409

Class 4	$0.0039	$0.0409

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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Franklin Global Real Estate VIP Fund

This semiannual report for Franklin Global Real Estate VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -0.19% total return for the six-month period ended June 30, 2018.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the US; companies qualifying under US federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a +0.91% total return for the same period.1

Portfolio Composition

Based on Total Net Assets as of 6/30/18

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline

Top 10 Countries

6/30/18

% of Total Net Assets
U.S.	51.8%
Japan	10.7%
Hong Kong	7.7%
Germany	5.8%
U.K.	5.4%
Australia	5.0%
Singapore	3.3%
Sweden	2.2%
Canada	2.1%
Netherlands	2.0%

in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.3

According to the FTSE EPRA/NAREIT Developed Index, in US dollar terms, most countries outpaced the index. Among the leaders were Hong Kong, the US, Germany and the UK. Singapore, Australia and France also performed well. In contrast, Japan lost value and New Zealand underperformed the index. At period-end, the US was the index’s largest country weighting.

Investment Strategy

We seek to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and

2. Source: US Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

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top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, key detractors from the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included an underweighting and security selection in the health care property sector.4 Shares of CareTrust REIT underperformed along with other health care REITs, largely due to prevailing negative investor sentiment about the industry in a rising interest-rate environment. CareTrust is a small-capitalization REIT, which originally spun off from Ensign Group, a major publicly traded health care operator, in 2014. CareTrust focuses on ownership of skilled nursing and senior housing health care real estate, and its stock was pressured following the company’s announcement of tenant-related issues. Our initial investment thesis was based on our view that CareTrust would successfully grow with acquisitions in the skilled nursing and senior housing segments. Our thesis played out nicely last year as the company executed on its external growth strategy, reflected in the stock’s strong performance as it generated higher returns than its peers for our portfolios. After learning about CareTrust’s tenant issues, we grew increasingly concerned about the company’s ability to continue to make acquisitions and finance its external growth after the stock’s sell-off. As a result, we recently liquidated our position in the company.

The Fund’s underweighted position and stock selection in the diversified sector also weighed on results.5 Shares of City Developments was a major detractor during the period. As the biggest private developer in Singapore, the company benefited from strong private home price increases earlier in the year, while its share price started to decline over the past three months. As private home prices increased in the first quarter of 2018 and momentum of land and home prices remained on an uptrend in the second quarter, City Developments started to weaken due to concerns over the sustainability of the residential cycle, the possibility of policy interventions, and a rising interest rate environment. We believe Singapore has strong residential fundamentals underpinned by economic growth, tight near-term supply, and favorable affordability, and City Developments is well positioned with a strong launch

Top 10 Holdings

6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	4.2%
Prologis Inc. Industrial REITs, U.S.	3.4%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	2.7%
Deutsche Wohnen SE Real Estate Operating Companies, Germany	2.5%
Equity Residential Residential REITs, U.S.	2.5%
AvalonBay Communities Inc. Residential REITs, U.S.	2.2%
CK Asset Holdings Ltd. Real Estate Development, Hong Kong	2.2%
Digital Realty Trust Inc. Specialized REITs, U.S.	2.2%
Unibail-Rodamco-Westfield Retail REITs, Netherlands	2.0%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.0%

pipeline. However, policy tightening remains the biggest risk to City Developments’ share performance.

Relative returns were further pressured by stock selection in the hotel and resort industry and by an unfavorable underweighting in storage property.6 Shares of Public Storage, a leading public storage REIT, performed particularly well during the period, and as a result our existing underweighted position in the stock detracted from results. Despite the strong performance of storage REITs in the first half of this year, we remain cautious on fundamentals over the next 12 to 18 months as supply pressures have yet to be reflected in operating trends. Following several years of very strong fundamentals, storage revenue growth, albeit stable, started to slow in recent quarters. Nevertheless, recent results came in better than reduced expectations. We think storage stock valuations remain relatively less attractive given their current premium levels. We remain selective in the industry and believe our two overweightings in CubeSmart and Extra Space Storage should perform well.

4. The health care property holdings are in health care REITs in the SOI.

5. Diversified holdings are in diversified real estate activities, diversified REITs, real estate development and real estate operating companies in the SOI.

6. Hotel and resort holdings are in hotel and resort REITs and hotels, resorts and cruise lines in the SOI. Storage property holdings are in specialized REITs in the SOI.

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Conversely, stock selection in the residential sector supported relative returns over the period.7 Shares of Deutsche Wohnen, which owns residential properties in Germany, mostly in Berlin, outperformed the benchmark. In our view, the Berlin residential market seems attractive with its supply and demand mismatch, which continues to put upward pressure on rents as vacancy in the market has decreased sharply. Management has continued to see further significant reversionary potential in the existing portfolio. We believe new supply for lower- to middle-income housing is limited as portfolio valuations remain much below replacement costs. Berlin still offers low average rent levels compared to other larger western German cities and major cities in Europe. Germany overall features a supportive economic environment with unemployment at close to 20-year lows and steady gross domestic product growth in recent years. In our analysis, Deutsche Wohnen continues to be attractive based on our internal momentum model and on valuation metrics.

The Fund’s underweighted position in the retail property sector and overweighted position in the industrial property sector also boosted results.8 Shares of Segro, which owns and operates industrial properties in the UK and Continental Europe, outperformed the benchmark. The UK market is benefiting from strong growth in ecommerce, and the lack of good quality available product is driving rental growth, with limited new supply and scarcity of industrial zoned land. The rental growth prospects in Continental Europe are improving and key urban hubs are expected to see accelerating rental growth. In our analysis, Segro continues to be at the top of our UK list based on our internal momentum model and seems attractive to us versus its industrial peers on valuation. The company’s balance sheet remains conservative and it has a strong development pipeline, with what we view as an attractive yield.

Other individual contributors to relative performance included diversified Japanese REIT Mitsui Fudosan. The firm is the largest property developer in Japan with a well-diversified business model in property leasing, sales and asset management. Over the past few years, Mitsui Fudosan has demonstrated steady profit and net-asset-value growth and achieved record high profits. In May 2018, the company announced its long-term business plan as well as its first share buyback. The company’s announcement that it would increase its target shareholder return, which suggests continuous share buybacks going forward, was well-received by market participants. Given Mitsui Fudosan is the biggest office supplier of new grade-A office buildings from 2018–2020, we believe earnings should strengthen beyond 2020 against the backdrop of tight vacancy in Central Tokyo.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s significant investment in securities with non-US currency exposure.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. Residential holdings are in real estate operating companies and residential REITs in the SOI.

8. Retail property holdings are in retail REITs in the SOI. Industrial property holdings are in industrial REITs in the SOI.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Annualized Expense Ratio[2]

Class 2	$1,000	$998.10	$6.89	$1,017.90	$6.95	1.39%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Global Real Estate VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017		2016		2015	2014		2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.96	$15.83		$15.93		$16.36	$14.29		$14.66

Income from investment operations[a]:

Net investment income[b]	0.18	0.17		0.30[c]		0.24	0.26		0.24

Net realized and unrealized gains (losses)	(0.20)	1.52		(0.16)		(0.12)	1.92		0.13

Total from investment operations	(0.02)	1.69		0.14		0.12	2.18		0.37

Less distributions from net investment income	(0.47)	(0.56)		(0.24)		(0.55)	(0.11)		(0.74)

Net asset value, end of period	$16.47	$16.96		$15.83		$15.93	$16.36		$14.29

Total return[d]	(0.09)%	10.76%		0.81%		0.83%	15.27%		2.61%

Ratios to average net assets[e]

Expenses	1.14%[f]	1.14%	[g]	1.11%	[g]	1.11%	1.10%	[f]	1.10%

Net investment income	2.02%	1.04%		1.99%	[c]	1.49%	1.66%		1.62%

Supplemental data

Net assets, end of period (000’s)	$945	$819		$821		$32,161	$35,686		$34,276

Portfolio turnover rate	11.56%	22.18%		28.53%	[h]	23.35%	16.67%		21.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017		2016		2015	2014		2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.52	$15.42		$15.52		$15.95	$13.93		$14.27

Income from investment operations[a]:

Net investment income[b]	0.14	0.13		0.28	[c]	0.20	0.21		0.20

Net realized and unrealized gains (losses)	(0.17)	1.47		(0.19)		(0.12)	1.88		0.13

Total from investment operations	(0.03)	1.60		0.09		0.08	2.09		0.33

Less distributions from net investment income	(0.43)	(0.50)		(0.19)		(0.51)	(0.07)		(0.67)

Net asset value, end of period	$16.06	$16.52		$15.42		$15.52	$15.95		$13.93

Total return[d]	(0.19)%	10.47%		0.54%		0.57%	15.01%		2.32%

Ratios to average net assets[e]

Expenses	1.39% [f]	1.39%	[g]	1.36%	[g]	1.36%	1.35%	[f]	1.35%

Net investment income	1.77%	0.79%		1.74%	[c]	1.24%	1.41%		1.37%

Supplemental data

Net assets, end of period (000’s)	$168,511	$183,532		$193,707		$287,473	$333,554		$328,825

Portfolio turnover rate	11.56%	22.18%		28.53%	[h]	23.35%	16.67%		21.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Global Real Estate VIP Fund

	Country	Shares	Value

Common Stocks 99.3%
Diversified Real Estate Activities 11.4%
CapitaLand Ltd.	Singapore	698,695	$1,620,519
City Developments Ltd.	Singapore	209,947	1,684,261
Mitsubishi Estate Co. Ltd.	Japan	194,656	3,406,194
Mitsui Fudosan Co. Ltd.	Japan	186,978	4,516,728
New World Development Co. Ltd.	Hong Kong	1,528,585	2,150,837
Nomura Real Estate Holdings Inc.	Japan	58,200	1,292,340
Sun Hung Kai Properties Ltd.	Hong Kong	199,171	3,005,569
Tokyo Tatemono Co. Ltd.	Japan	117,732	1,617,692

			19,294,140

Diversified REITs 8.8%
Activia Properties Inc.	Japan	323	1,482,307
Gecina SA	France	14,139	2,367,216
GPT Group	Australia	386,146	1,446,178
Hispania Activos Inmobiliarios SOCIMI SA	Spain	98,547	2,098,955
Hulic REIT Inc.	Japan	738	1,144,052
Kenedix Office Investment Corp.	Japan	258	1,603,541
Land Securities Group PLC	United Kingdom	147,276	1,861,100
PLA Administradora Industrial S de RL de CV	Mexico	519,307	708,798
Stockland	Australia	428,648	1,259,537
Washington REIT	United States	27,800	843,174

			14,814,858

Health Care REITs 3.8%
HCP Inc.	United States	42,489	1,097,066
Ventas Inc.	United States	46,317	2,637,753
Welltower Inc.	United States	42,276	2,650,283

			6,385,102

Hotel & Resort REITs 4.7%
Hoshino Resorts REIT Inc.	Japan	105	545,418
Host Hotels & Resorts Inc.	United States	140,806	2,966,782
LaSalle Hotel Properties	United States	14,100	482,643
MGM Growth Properties LLC, A	United States	40,200	1,224,492
Ryman Hospitality Properties Inc.	United States	16,700	1,388,605
Sunstone Hotel Investors Inc.	United States	81,409	1,353,018

			7,960,958

Hotels, Resorts & Cruise Lines 0.7%
Hilton Worldwide Holdings Inc.	United States	15,214	1,204,340

Industrial REITs 11.7%
First Industrial Realty Trust Inc.	United States	71,453	2,382,243
Frasers Logistics & Industrial Trust	Singapore	646,696	498,389
GLP J-REIT	Japan	1,140	1,211,112
Goodman Group	Australia	366,890	2,612,346
Mapletree Logistics Trust	Singapore	1,064,771	961,260
Nippon Prologis REIT Inc.	Japan	581	1,206,141
Prologis Inc.	United States	88,369	5,804,960
Rexford Industrial Realty Inc.	United States	58,874	1,848,055
Segro PLC	United Kingdom	379,087	3,351,165

			19,875,671

Internet Software & Services 0.0%†
[a] OneMarket Ltd.	Australia	6,682	6,330

Semiannual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Office REITs 10.5%
Alexandria Real Estate Equities Inc.	United States	22,421	$2,828,857
Boston Properties Inc.	United States	22,685	2,845,153
Brandywine Realty Trust	United States	80,695	1,362,132
Cousins Properties Inc.	United States	133,400	1,292,646
Derwent London PLC	United Kingdom	43,632	1,789,690
Dexus	Australia	269,428	1,936,340
Highwoods Properties Inc.	United States	24,710	1,253,538
Kilroy Realty Corp.	United States	28,044	2,121,248
SL Green Realty Corp.	United States	18,722	1,882,123
Vornado Realty Trust	United States	6,927	512,044

			17,823,771

Real Estate Development 2.7%
CK Asset Holdings Ltd.	Hong Kong	467,127	3,709,129
[a] Howard Hughes Corp.	United States	6,940	919,550

			4,628,679

Real Estate Operating Companies 10.0%
ADO Properties SA	Germany	12,284	668,230
[b] ADO Properties SA, 144A	Germany	28,207	1,534,415
Aroundtown SA	Germany	189,509	1,557,639
Deutsche Wohnen SE	Germany	86,847	4,200,763
Fabege AB	Sweden	132,326	1,579,853
First Capital Realty Inc.	Canada	51,064	802,756
Hemfosa Fastigheter AB	Sweden	108,525	1,270,475
Hufvudstaden AB, A	Sweden	71,187	1,020,240
Hysan Development Co. Ltd.	Hong Kong	234,065	1,306,651
Swire Properties Ltd.	Hong Kong	313,400	1,158,366
Vonovia SE	Germany	37,903	1,805,015

			16,904,403

Residential REITs 10.7%
AvalonBay Communities Inc.	United States	22,089	3,796,878
Camden Property Trust	United States	28,300	2,578,979
Canadian Apartment Properties REIT	Canada	59,175	1,919,518
Equity Lifestyle Properties Inc.	United States	24,458	2,247,690
Equity Residential	United States	65,233	4,154,690
Essex Property Trust Inc.	United States	6,052	1,446,852
Unite Group PLC	United Kingdom	173,675	1,974,748

			18,119,355

Retail REITs 15.5%
Agree Realty Corp.	United States	22,421	1,183,156
CapitaLand Mall Trust	Singapore	601,200	913,416
GGP Inc.	United States	46,174	943,335
Link REIT	Hong Kong	163,837	1,496,157
The Macerich Co.	United States	11,900	676,277
Realty Income Corp.	United States	45,617	2,453,738
Regency Centers Corp.	United States	35,139	2,181,429
Retail Properties of America Inc., A	United States	111,300	1,422,414
Scentre Group	Australia	438,780	1,425,710
Simon Property Group Inc.	United States	41,826	7,118,367
SmartCentres REIT	Canada	36,530	848,623
Taubman Centers Inc.	United States	9,300	546,468

FGR-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Retail REITs (continued)
[a] Unibail-Rodamco-Westfield	Netherlands	15,515	$3,417,837
[a] Unibail-Rodamco-Westfield, IDR	France	49,174	533,931
Weingarten Realty Investors	United States	37,029	1,140,864

			26,301,722

Specialized REITs 8.8%
American Tower Corp.	United States	12,200	1,758,874
Coresite Realty Corp.	United States	14,669	1,625,619
CubeSmart	United States	47,393	1,527,002
Digital Realty Trust Inc.	United States	33,068	3,689,727
Extra Space Storage Inc.	United States	22,700	2,265,687
Iron Mountain Inc.	United States	22,600	791,226
Public Storage	United States	9,544	2,165,152
Weyerhaeuser Co.	United States	28,800	1,050,048

			14,873,335

Total Common Stocks (Cost $111,896,089)			168,192,664

		Principal Amount
Short Term Investments (Cost $740,517) 0.4%

Repurchase Agreements 0.4%
[c] Joint Repurchase Agreement, 2.10%, 7/02/18 (Maturity Value $740,646)
BNP Paribas Securities Corp. (Maturity Value $265,788) Deutsche Bank Securities Inc. (Maturity Value $9,725) HSBC Securities (USA) Inc. (Maturity Value $465,133)
Collateralized by U.S. Government Agency Securities, 0.00% - 3.625%, 9/18/18 -6/19/23; [d] U.S. Treasury Bill, 10/04/18 - 10/18/18; and U.S. Treasury Note, 2.00% -3.50%, 5/15/20 - 8/31/21 (valued at $755,748)	United States	$740,517	740,517

Total Investments (Cost $112,636,606) 99.7%			168,933,181
Other Assets, less Liabilities 0.3%			523,552

Net Assets 100.0%			$169,456,733

See Abbreviations on page FGR-21.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the value of this security was $1,534,415, representing 0.9% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Global Real Estate VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$111,896,089
Cost - Unaffiliated repurchase agreements	740,517

Value - Unaffiliated issuers	$168,192,664
Value - Unaffiliated repurchase agreements	740,517
Receivables:
Investment securities sold	592,008
Capital shares sold	2,402
Dividends	902,447
European Union tax reclaims	112,807
Other assets	117

Total assets	170,542,962

Liabilities:
Payables:
Investment securities purchased	579,118
Capital shares redeemed	214,488
Management fees	146,497
Distribution fees	70,638
Accrued expenses and other liabilities	75,488

Total liabilities	1,086,229

Net assets, at value	$169,456,733

Net assets consist of:
Paid-in capital	$117,258,687
Distributions in excess of net investment income	(3,152,694)
Net unrealized appreciation (depreciation)	56,288,725
Accumulated net realized gain (loss)	(937,985)

Net assets, at value	$169,456,733

Class 1:
Net assets, at value	$ 945,281

Shares outstanding	57,379

Net asset value and maximum offering price per share	$16.47

Class 2:
Net assets, at value	$168,511,452

Shares outstanding	10,491,155

Net asset value and maximum offering price per share	$16.06

FGR-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Global Real Estate VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 2,699,513
Interest:
Unaffiliated issuers	3,693

Total investment income	2,703,206

Expenses:
Management fees (Note 3a)	899,082
Distribution fees: (Note 3c)
Class 2	212,891
Custodian fees (Note 4)	6,682
Reports to shareholders	26,583
Professional fees	37,844
Trustees’ fees and expenses	469
Other	5,873

Total expenses	1,189,424

Expense reductions (Note 4)	(11)

Net expenses	1,189,413

Net investment income	1,513,793

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	4,763,654
Realized gain distributions from REITs	544,298
Foreign currency transactions	(2,716)

Net realized gain (loss)	5,305,236

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(7,438,717)
Translation of other assets and liabilities denominated in foreign currencies	(11,805)

Net change in unrealized appreciation (depreciation)	(7,450,522)

Net realized and unrealized gain (loss)	(2,145,286)

Net increase (decrease) in net assets resulting from operations	$ (631,493)

*Foreign taxes withheld on dividends	$ 164,521

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,513,793	$ 1,509,596
Net realized gain (loss)	5,305,236	11,105,782
Net change in unrealized appreciation (depreciation)	(7,450,522)	6,230,763

Net increase (decrease) in net assets resulting from operations	(631,493)	18,846,141

Distributions to shareholders from:
Net investment income:
Class 1	(26,319)	(26,726)
Class 2	(4,381,023)	(5,862,949)

Total distributions to shareholders	(4,407,342)	(5,889,675)

Capital share transactions: (Note 2)
Class 1	152,841	(57,079)
Class 2	(10,008,706)	(23,075,937)

Total capital share transactions	(9,855,865)	(23,133,016)

Net increase (decrease) in net assets	(14,894,700)	(10,176,550)
Net assets:
Beginning of period	184,351,433	194,527,983

End of period	$169,456,733	$184,351,433

Distributions in excess of net investment income included in net assets:
End of period	$ (3,152,694)	$ (259,145)

FGR-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Global Real Estate VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 84.4% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

Semiannual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 29, 2018.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

FGR-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for

EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Semiannual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

f.  Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold.	8,928	$150,452	1,644	$26,478
Shares issued in reinvestment of distributions	1,610	26,319	1,626	26,726
Shares redeemed	(1,473)	(23,930)	(6,836)	(110,283)

Net increase (decrease)	9,065	$152,841	(3,566)	$(57,079)

Class 2 Shares:
Shares sold.	86,384	$1,370,829	147,438	$2,348,274
Shares issued in reinvestment of distributions	274,844	4,381,023	365,520	5,862,949
Shares redeemed	(981,742)	(15,760,558)	(1,961,819)	(31,287,160)

Net increase (decrease)	(620,514)	$(10,008,706)	(1,448,861)	$(23,075,937)

FGR-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the Fund had capital loss carryforwards of $2,192,369 expiring in 2018.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$121,992,229

Unrealized appreciation	$58,276,252
Unrealized depreciation	(11,335,300)

Net unrealized appreciation (depreciation)	$46,940,952

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $20,009,698 and $31,864,313, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$168,192,664	$—	$—	$168,192,664
Short Term Investments	—	740,517	—	740,517

Total Investments in Securities	$168,192,664	$740,517	$—	$168,933,181

aFor detailed categories, see the accompanying Statement of Investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

IDR	International Depositary Receipt

REIT	Real Estate Investment Trust

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Franklin Growth and Income VIP Fund

This semiannual report for Franklin Growth and Income VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -0.44% total return* for the six-month period ended June 30, 2018.

*The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Value securities may not increase in price as anticipated or may decline further if other investors fail to recognize the company’s value or favor investing in faster growing companies. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return.1 The Fund’s peers, as measured by the Lipper VIP Equity Income Funds Classification Average, had a -1.26% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 6/30/18

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN GROWTH AND INCOME VIP FUND

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology (IT) stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this environment, the broad US stock market, as measured by the S&P 500, generated a +2.65% total return for the period.1

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that,

Top 10 Holdings
6/30/18

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	4.3%
Microsoft Corp. Information Technology	3.9%
Wells Fargo & Co. Financials	3.0%
Chevron Corp. Energy	2.7%
PepsiCo Inc. Consumer Staples	2.4%
BlackRock Inc. Financials	2.2%
Morgan Stanley Financials	2.1%
Medtronic PLC Health Care	2.1%
Pfizer Inc. Health Care	2.1%
U.S. Bancorp Financials	2.1%

over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, sectors that rose in value among the Fund’s investments included IT, energy and health care. In contrast, the industrials, consumer staples and financials sectors declined.

In the IT sector, software and services firm Microsoft benefited absolute performance due to demand for its suite of office and cloud-based products, as well as its cloud services. The company is a beneficiary of healthy levels of corporate spending for the IT services industry. Software and equipment company Apple also benefited results. The company reported a solid fiscal second quarter, supported by strong growth in services, and it issued guidance for its fiscal third quarter that was above consensus expectations. Other contributors in the sector included networking firm Cisco Systems.

In energy, oil and gas exploration and production company Anadarko Petroleum contributed to performance, as it reported

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FRANKLIN GROWTH AND INCOME VIP FUND

solid quarterly results and raised its full-year 2018 guidance. In addition, the company has shifted its focus from production growth to delivering free cash flow back to shareholders. Oil and gas producer Occidental Petroleum also benefited results in the sector.

In the health care sector, diversified managed care company UnitedHealth Group and pharmaceutical firm Merck contributed to performance. Merck’s Keytruda product has seen promising early results in addressing lung cancer.

Other notable contributors included online retailer and cloud services provider Amazon.com.

In contrast, the industrials, consumer staples and financials sectors detracted from the Fund’s absolute performance. Within industrials, engine manufacturer Cummins hindered results amid concerns the North American truck market may be peaking. Industrial conglomerate General Electric (GE) also hindered performance in the sector. GE’s shares declined due to lower-than-expected cash flow generation and a dividend reduction. Near period-end, the company announced its intention to spin off its health care business, a move we view as positive. In addition, GE has been focused on cutting costs and reducing its debt load. Machinery firm Stanley Black & Decker also detracted from results in the industrials sector due to fears around trade tariffs.

In the consumer staples sector, consumer products manufacturer Procter & Gamble detracted from results. Despite reporting earnings that slightly exceeded consensus expectations, the company’s shares declined, largely due to a soft pricing environment amid increased competition. In addition, the company’s organic growth rate came in below consensus expectations. Other detractors in the sector included food and beverage companies Kraft Heinz and PepsiCo.

In financials, large bank Wells Fargo and financial services firm Morgan Stanley detracted from absolute performance. In general, financials stocks underperformed during the period as changes in interest rates and the yield curve seemed to indicate a less robust period for profits in the sector.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s small portion of investment in securities with non-US currency exposure.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH AND INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$995.60	$4.16	$1,020.63	$4.21	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.32	$15.97	$15.94	$17.02	$15.97		$12.64

Income from investment operations[a]:

Net investment income[b]	0.15	0.35	0.40	0.45	0.53	[c]	0.33

Net realized and unrealized gains (losses)	(0.19)	2.04	1.33	(0.54)	0.95		3.40

Total from investment operations	(0.04)	2.39	1.73	(0.09)	1.48		3.73

Less distributions from:

Net investment income	(0.43)	(1.03)	(0.46)	(0.61)	(0.43)		(0.40)

Net realized gains	(0.43)	(1.01)	(1.24)	(0.38)	—		—

Total distributions	(0.86)	(2.04)	(1.70)	(0.99)	(0.43)		(0.40)

Net asset value, end of period	$15.42	$16.32	$15.97	$15.94	$17.02		$15.97

Total return[d]	(0.30)%	16.15%	11.86%	(0.62)%	9.40%		29.96%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.71%	0.72%	0.59%	0.58%	0.57%		0.58%

Expenses net of waiver and payments by affiliates	0.59% [f]	0.59%[f]	0.59% [f,g]	0.58%	0.57%[f]		0.58%[f]

Net investment income	1.89%	2.21%	2.38%	2.74%	3.26%	[c]	2.29%

Supplemental data

Net assets, end of period (000’s)	$34,518	$35,865	$29,829	$144,663	$168,961		$175,860

Portfolio turnover rate	11.54%	33.91%	40.59% [h]	48.81%	20.54%		35.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 2

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.02	$15.69	$15.68	$16.76	$15.73		$12.46

Income from investment operations[a]:

Net investment income[b]	0.13	0.31	0.30	0.40	0.48[c]		0.29

Net realized and unrealized gains (losses)	(0.19)	2.00	1.37	(0.54)	0.94		3.35

Total from investment operations	(0.06)	2.31	1.67	(0.14)	1.42		3.64

Less distributions from:

Net investment income	(0.39)	(0.97)	(0.42)	(0.56)	(0.39)		(0.37)

Net realized gains	(0.43)	(1.01)	(1.24)	(0.38)	—		—

Total distributions	(0.82)	(1.98)	(1.66)	(0.94)	(0.39)		(0.37)

Net asset value, end of period	$15.14	$16.02	$15.69	$15.68	$16.76		$15.73

Total return[d]	(0.44)%	15.85%	11.62%	(0.91)%	9.14%		29.60%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.96%	0.97%	0.84%	0.83%	0.82%		0.83%

Expenses net of waiver and payments by affiliates	0.84% [f]	0.84% [f]	0.84%[f,g]	0.83%	0.82%	[f]	0.83%[f]

Net investment income	1.64%	1.96%	2.13%	2.49%	3.01%[c]		2.04%

Supplemental data

Net assets, end of period (000’s)	$70,076	$74,105	$69,474	$124,691	$138,19	1	$150,966

Portfolio turnover rate	11.54%	33.91%	40.59% [h]	48.81%	20.54%		35.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Growth and Income VIP Fund
	Country	Shares	Value

Common Stocks 85.3%
Consumer Discretionary 4.8%
Comcast Corp., A	United States	29,500	$967,895
Las Vegas Sands Corp.	United States	14,700	1,122,492
Lowe’s Cos. Inc.	United States	8,348	797,818
McDonald’s Corp.	United States	7,000	1,096,830
Target Corp.	United States	13,380	1,018,486

			5,003,521

Consumer Staples 7.1%
Anheuser-Busch InBev SA/NV, ADR	Belgium	5,937	598,212
The Kraft Heinz Co.	United States	10,981	689,827
PepsiCo Inc.	United States	22,598	2,460,244
The Procter & Gamble Co.	United States	27,600	2,154,456
Walmart Inc.	United States	18,100	1,550,265

			7,453,004

Energy 9.2%
Anadarko Petroleum Corp.	United States	3,518	257,694
Chevron Corp.	United States	22,368	2,827,986
Exxon Mobil Corp.	United States	22,277	1,842,976
Occidental Petroleum Corp.	United States	16,300	1,363,984
ONEOK Inc.	United States	12,900	900,807
Royal Dutch Shell PLC, A, ADR	United Kingdom	20,213	1,399,346
Suncor Energy Inc.	Canada	25,382	1,032,540

			9,625,333

Financials 19.6%
Arthur J. Gallagher & Co.	United States	14,566	950,869
Bank of America Corp.	United States	66,300	1,868,997
BB&T Corp.	United States	35,276	1,779,321
BlackRock Inc.	United States	4,561	2,276,121
The Charles Schwab Corp.	United States	4,703	240,323
JPMorgan Chase & Co.	United States	43,000	4,480,600
MetLife Inc.	United States	32,500	1,417,000
Morgan Stanley	United States	47,337	2,243,774
U.S. Bancorp	United States	43,355	2,168,617
Wells Fargo & Co.	United States	56,350	3,124,044

			20,549,666

Health Care 11.8%
Baxter International Inc.	United States	8,500	627,640
Eli Lilly & Co.	United States	16,137	1,376,970
Johnson & Johnson	United States	15,865	1,925,059
Medtronic PLC	United States	26,181	2,241,355
Merck & Co. Inc.	United States	32,500	1,972,750
Pfizer Inc.	United States	60,963	2,211,738
UnitedHealth Group Inc.	United States	8,100	1,987,254

			12,342,766

Industrials 10.4%
Cummins Inc.	United States	10,669	1,418,977
General Electric Co.	United States	26,232	357,017
Illinois Tool Works Inc.	United States	5,111	708,078
Lockheed Martin Corp.	United States	4,869	1,438,449
Norfolk Southern Corp.	United States	8,800	1,327,656
Raytheon Co.	United States	10,516	2,031,481

FGI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
Republic Services Inc.	United States	27,180	$1,858,025
Stanley Black & Decker Inc.	United States	5,432	721,424
United Technologies Corp.	United States	7,834	979,485

			10,840,592

Information Technology 12.1%
Apple Inc.	United States	11,032	2,042,134
Broadcom Inc.	United States	4,433	1,075,623
Cisco Systems Inc.	United States	41,789	1,798,181
Intel Corp.	United States	18,657	927,439
Microsoft Corp.	United States	41,876	4,129,392
Oracle Corp.	United States	18,829	829,606
Texas Instruments Inc.	United States	16,996	1,873,809

			12,676,184

Materials 4.7%
BASF SE	Germany	12,737	1,218,925
DowDuPont Inc.	United States	25,573	1,685,772
International Paper Co.	United States	22,220	1,157,218
Praxair Inc.	United States	5,300	838,195

			4,900,110

Real Estate 1.7%
Equity Residential	United States	7,000	445,830
Host Hotels & Resorts Inc.	United States	65,641	1,383,056

			1,828,886

Telecommunication Services 2.3%
Rogers Communications Inc., B	Canada	6,044	286,848
TELUS Corp.	Canada	23,000	817,304
Verizon Communications Inc.	United States	25,110	1,263,284

			2,367,436

Utilities 1.6%
Xcel Energy Inc.	United States	35,496	1,621,457

Total Common Stocks (Cost $61,010,406)			89,208,955

[a] Equity-Linked Securities 8.1%
Consumer Discretionary 1.3%
[b] Well Fargo Bank NA into Amazon.com Inc., 6.00%, 144A	United States	800	1,334,921

Energy 1.6%
[b] Citigroup Global Markets Holdings Inc. into Anadarko Petroleum Corp., 6.00%, 144A	United States	17,000	998,557
[b] Credit Suisse AG London into Schlumberger Ltd., 6.50%, 144A	United States	10,300	715,353

			1,713,910

Financials 2.1%
[b] Deutsche Bank AG London into Bank of America Corp., 6.50%, 144A	United States	44,000	1,187,313
[b] UBS AG London into The Charles Schwab Corp., 6.50%, 144A.	United States	20,000	1,024,012

			2,211,325

Health Care 0.6%
[b] Deutsche Bank AG London into Baxter International Inc., 4.50%, 144A	United States	8,000	578,331

Semiannual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

	Country	Shares	Value
[a] Equity-Linked Securities (continued)
Information Technology 2.5%
[b] Credit Suisse AG London into Broadcom Inc., 8.50%, 144A	United States	3,500	$867,466
[b] UBS AG London into Intel Corp., 7.00%, 144A	United States	40,000	1,731,251

			2,598,717

Total Equity-Linked Securities (Cost $8,034,610)			8,437,204

Convertible Preferred Stocks 4.1%
Health Care 1.8%
Becton Dickinson and Co., 6.125%, cvt. pfd., A	United States	30,200	1,867,870

Industrials 0.3%
[c] Fortive Corp., 5.00%, cvt. pfd	United States	350	358,958

Utilities 2.0%
NextEra Energy Inc., 6.371%, cvt. pfd	United States	28,277	2,101,688

Total Convertible Preferred Stocks (Cost $3,425,449)			4,328,516

Total Investments before Short Term Investments
(Cost $72,470,465)			101,974,675

		Principal Amount
Short Term Investments (Cost $2,763,489) 2.6%

Repurchase Agreements 2.6%
[d] Joint Repurchase Agreement, 2.10%, 7/02/18 (Maturity Value $2,763,973)
BNP Paribas Securities Corp. (Maturity Value $991,879)
Deutsche Bank Securities Inc. (Maturity Value $36,291)
HSBC Securities (USA) Inc. (Maturity Value $1,735,803)
Collateralized by U.S. Government Agency Securities, 0.00% - 3.625%, 9/18/18 - 6/19/23; [e]U.S. Treasury Bill, 10/04/18 - 10/18/18; and U.S. Treasury Note, 2.00% - 3.50%, 5/15/20 - 8/31/21 (valued at $2,820,330)	United States	$2,763,489	2,763,489

Total Investments (Cost $75,233,954) 100.1%			104,738,164
Other Assets, less Liabilities (0.1)%			(144,332)

Net Assets 100.0%			$104,593,832

See Abbreviations on page FGI-20.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $8,437,204 representing 8.1% of net assets.

cNon-income producing.

dSee Note 1(c) regarding joint repurchase agreement.

eThe security was issued on a discount basis with no stated coupon rate.

FGI-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 72,470,465
Cost - Unaffiliated repurchase agreements	2,763,489

Value - Unaffiliated issuers	$101,974,675
Value - Unaffiliated repurchase agreements.	2,763,489
Receivables:
Dividends	129,775
Other assets	73

Total assets	104,868,012

Liabilities:
Payables:
Investment securities purchased.	125,537
Capital shares redeemed.	26,389
Management fees	43,574
Distribution fees	29,777
Reports to shareholders	27,115
Professional fees	18,976
Accrued expenses and other liabilities	2,812

Total liabilities.	274,180

Net assets, at value	$104,593,832

Net assets consist of:
Paid-in capital	$ 72,314,075
Undistributed net investment income.	839,077
Net unrealized appreciation (depreciation)	29,503,104
Accumulated net realized gain (loss)	1,937,576

Net assets, at value	$104,593,832

Class 1:
Net assets, at value	$ 34,518,204

Shares outstanding	2,238,309

Net asset value and maximum offering price per share	$15.42

Class 2:
Net assets, at value	$ 70,075,628

Shares outstanding	4,627,949

Net asset value and maximum offering price per share	$15.14

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Growth and Income VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 1,307,939
Interest:
Unaffiliated issuers	15,065

Total investment income	1,323,004

Expenses:
Management fees (Note 3a)	329,284
Distribution fees: (Note 3c)
Class 2	89,713
Custodian fees (Note 4)	633
Reports to shareholders	24,515
Professional fees	19,563
Trustees’ fees and expenses	267
Other	4,542

Total expenses	468,517
Expense reductions (Note 4)	(36)
Expenses waived/paid by affiliates (Note 3e)	(63,380)

Net expenses	405,101

Net investment income	917,903

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,016,462
Realized gain distributions from REITs	6,663
Foreign currency transactions	3,550

Net realized gain (loss)	2,026,675

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,310,601)

Translation of other assets and liabilities denominated in foreign currencies	(1,230)

Net change in unrealized appreciation (depreciation)	(3,311,831)

Net realized and unrealized gain (loss)	(1,285,156)

Net increase (decrease) in net assets resulting from operations	$ (367,253)

*Foreign taxes withheld on dividends	$ 23,741

FGI-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 917,903	$ 2,171,299
Net realized gain (loss)	2,026,675	3,278,575
Net change in unrealized appreciation (depreciation)	(3,311,831)	10,412,049

Net increase (decrease) in net assets resulting from operations	(367,253)	15,861,923

Distributions to shareholders from:
Net investment income:
Class 1	(923,422)	(2,052,142)
Class 2	(1,730,668)	(4,282,950)
Net realized gains:
Class 1	(921,717)	(2,005,313)
Class 2	(1,908,988)	(4,458,397)

Total distributions to shareholders	(5,484,795)	(12,798,802)

Capital share transactions: (Note 2)
Class 1	584,833	5,020,919
Class 2	(108,151)	2,582,809

Total capital share transactions	476,682	7,603,728

Net increase (decrease) in net assets	(5,375,366)	10,666,849
Net assets:
Beginning of period	109,969,198	99,302,349

End of period	$104,593,832	$109,969,198

Undistributed net investment income included in net assets:
End of period	$ 839,077	$ 2,575,264

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

FGI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2018.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of

Semiannual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Equity-Linked Securities (continued)

principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	46,225	$754,375	273,799	$4,396,906
Shares issued in reinvestment of distributions	117,600	1,845,139	272,130	4,057,455
Shares redeemed	(122,892)	(2,014,681)	(216,463)	(3,433,442)

Net increase (decrease)	40,933	$584,833	329,466	$5,020,919

Class 2 Shares:
Shares sold	56,298	$899,267	304,558	$4,865,372
Shares issued in reinvestment of distributions	236,188	3,639,656	596,679	8,741,347
Shares redeemed	(290,278)	(4,647,074)	(704,129)	(11,023,910)

Net increase (decrease)	2,208	$(108,151)	197,108	$2,582,809

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.616% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Semiannual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses), for each class of the Fund do not exceed 0.59% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$75,340,979

Unrealized appreciation	$30,540,942
Unrealized depreciation	(1,143,757)

Net unrealized appreciation (depreciation)	$29,397,185

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of equity-linked securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $12,123,232 and $16,183,996, respectively.

FGI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$ 93,537,471	$ —	$—	$ 93,537,471
Equity-Linked Securities	—	8,437,204	—	8,437,204
Short Term Investments	—	2,763,489	—	2,763,489

Total Investments in Securities	$ 93,537,471	$ 11,200,693	$—	$ 104,738,164

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FGI-20	Semiannual Report

Franklin Income VIP Fund

This semiannual report for Franklin Income VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares posted a +0.76% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +2.65% total return, and its fixed income benchmark, the Bloomberg Barclays US Aggregate Bond Index, had a -1.62% total return for the same period.1

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the

Portfolio Composition

6/30/18

% of Total Net Assets
Equity*	48.7%
Utilities	7.0%
Energy	7.0%
Financials	6.9%
Health Care	5.6%
Information Technology	5.1%
Consumer Discretionary	3.9%
Consumer Staples	3.9%
Industrials	3.6%
Materials	3.5%
Telecommunication Services	1.6%
Real Estate	0.6%
Fixed Income	47.6%
Health Care	11.6%
Financials	10.8%
Energy	7.8%
Consumer Discretionary	6.6%
Telecommunication Services	3.1%
Information Technology	1.8%
Utilities	1.7%
Industrials	1.7%
Consumer Staples	1.0%
Materials	0.9%
Real Estate	0.6%
Short-Term Investments & Other Net Assets	3.7%
*Includes convertible bonds.

beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs in February, April and May amid indications of higher inflation. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the US, the Trump administration’s protectionist trade policies, and US trade disputes between its allies and China. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.85% at period-end.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, as opposed to relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s changing financial condition and market recognition of the change; a company’s sensitivity to changes in interest rates and business conditions; and a company’s debt maturity schedules and borrowing requirements.

Manager’s Discussion

During the six months under review, we actively continued to manage the Fund’s multi-asset strategy relative to the opportunities available to us, while also remaining focused on bottom-up investing and individual security selection. Our view has been that the investment performance of securities within the Fund should be driven primarily by company-specific initiatives and opportunities, and secondarily by broader market or interest-rate movements. We strategically reduced our equity weighting from 56.6% to 48.7% due to relative value concerns and market strength versus other asset classes, as well as higher realized and anticipated volatility. We increased our fixed

Top Five Equity Holdings 6/30/18
Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co. Banks	2.4%
The Southern Co. Utilities	1.8%
Dominion Energy Inc. Utilities	1.8%
General Electric Co. Industrials	1.5%
Sempra Energy Utilities	1.5%

income weighting from 36.4% to 47.6% as interest rates rose. The Fund’s cash position decreased from 7.0% to 3.7% of total net assets.

Within equity, most sectors represented in the Fund’s portfolio delivered positive returns, with the largest contributions to absolute performance coming from information technology (IT), energy and consumer discretionary.

Within the IT sector, Microsoft, Apple and Intel contributed significantly to absolute results. In energy, companies levered to an improvement in oil prices tended to perform well, including oil and gas exploration and production companies Anadarko Petroleum, Royal Dutch Shell, Chevron, BP, Occidental Petroleum and Halliburton3. We took advantage of recent strength to reduce our positions in Royal Dutch Shell, BP and Chevron, while we added to our position in Exxon Mobile as the company has underperformed its peers thus far this year. In the consumer discretionary sector, retailer Target and automobile manufacturer General Motors3 benefited absolute results, and we reduced our holdings in the companies during the period.

In utilities, we increased our position as the sector came under pressure from rising interest rates and the negative impact of tax law changes. We added to our existing positions in Southern Co., Sempra Energy and Dominion Energy, and we initiated a position in Xcel Energy.

Equity sectors that detracted from the Fund’s absolute performance included financials, largely due to fears of an economic slowdown and potential weaker loan growth. Company-specific concerns led to weakness in large bank Wells Fargo, insurer MetLife and mortgage company Fannie

3. Not held at period-end.

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Mae. The industrials sector also hindered results, largely due to weakness in shares of industrial conglomerate General Electric. The consumer staples sector declined and detracted from performance, largely driven by concerns regarding growth in emerging-market economies and company-specific issues. Key sector detractors during the period included tobacco firm Philip Morris International, food and beverage company PepsiCo and beverages manufacturer Anheuser-Busch Inbev.

In fixed income, most sectors and industries represented in the Fund contributed to absolute performance, largely due to our bias toward issuers with strong credit fundamentals and bonds with shorter maturities. Hospitals and pharmaceuticals companies recovered during the period as fundamentals stabilized or improved and as upcoming maturities were extended.4 Contributors included hospital operator Community Health Systems, which addressed its short-term debt maturities through a successful exchange into new debt with better seniority. Fundamentals for health care services provider Tenet Healthcare stabilized, which supported its debt securities. Pharmaceuticals and medical devices firm Valeant Pharmaceuticals International also benefited the Fund’s absolute performance as it continued to make progress on improving its balance sheet.

Energy holdings generally performed well during the period amid higher oil prices and stable natural gas markets. Key contributors included Chesapeake Energy, W&T Offshore, Weatherford International, Ascent Resources Utica Holdings and Calumet Specialty Products.

Our position in DISH DBS was the main detractor during the period as its nationwide satellite video business experienced subscriber losses, due to secular changes within the industry, and as competing spectrum blocks on offer impacted the perceived value of its spectrum portfolio. However, the company continued to generate strong free cash flow to service its debt with strong asset coverage from the underlying value of its pay TV business. Smaller positions such as Belk, Rex Energy3 and Sanchez Energy also detracted. Department store operator Belk suffered from worsening comparable store sales and a decline in profitability, while the two energy holdings were impacted by their excessive debt balances amid a decline in US benchmark crude oil prices from recent highs.

During the reporting period, we modestly increased our exposure to corporate securities through select purchases of investment-grade corporate bonds, which have generally

Top Five Fixed Income Holdings and Senior Floating Rate Interests*
6/30/18
Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note Financials	6.5%
CHS/Community Health Systems Inc. Health Care	3.9%
Chesapeake Energy Corp. Energy	2.6%
Tenet Healthcare Corp. Health Care	2.0%
Weatherford International Ltd. Energy	1.7%

*Does not include convertible bonds.

underperformed both high-yield bonds and the broader fixed income asset class, as they looked more attractive to us on a relative value basis. Key additions included Capital One Financial, Citigroup, CVS Health, General Motors, Goldman Sachs and Mylan. We initiated a position in short- and intermediate-term US Treasury securities, with a particular emphasis on shorter maturities as interest rates moved up with Fed tightening. This move was largely in response to what we viewed as fuller valuations in many other asset classes, as well as a desire to help offset potentially higher volatility in the future.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. Hospitals and pharmaceuticals holdings are in health care in the fixed income section of the SOI.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,007.60	$3.48	$1,021.32	$3.51	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.72	$15.87	$14.64	$16.48	$16.53	$15.47

Income from investment operations[a]:

Net investment income[b]	0.37	0.69	0.67	0.71	0.72	0.81

Net realized and unrealized gains (losses)	(0.22)	0.87	1.34	(1.78)	0.11	1.31

Total from investment operations	0.15	1.56	2.01	(1.07)	0.83	2.12

Less distributions from net investment income	(0.82)	(0.71)	(0.78)	(0.77)	(0.88)	(1.06)

Net asset value, end of period	$16.05	$16.72	$15.87	$14.64	$16.48	$16.53

Total return[c]	0.87%	9.94%	14.33%	(6.84)%	4.92%	14.18%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.47%	0.47%	0.47%	0.46%	0.47%	0.47%

Expenses net of waiver and payments by affiliates[e]	0.45%	0.45%	0.44%	0.46% [f]	0.47%	0.47%

Net investment income	4.44%	4.22%	4.47%	4.47%	4.26%	5.07%

Supplemental data

Net assets, end of period (000’s)	$695,523	$735,149	$696,227	$604,228	$714,664	$695,004

Portfolio turnover rate	33.09%	20.96%	39.03%	31.53%	24.77%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.17	$15.38	$14.20	$16.00	$16.07	$15.07

Income from investment operations[a]:

Net investment income[b]	0.33	0.63	0.61	0.65	0.66	0.75

Net realized and unrealized gains (losses)	(0.20)	0.83	1.31	(1.73)	0.11	1.27

Total from investment operations	0.13	1.46	1.92	(1.08)	0.77	2.02

Less distributions from net investment income .	(0.78)	(0.67)	(0.74)	(0.72)	(0.84)	(1.02)

Net asset value, end of period	$15.52	$16.17	$15.38	$14.20	$16.00	$16.07

Total return[c]	0.76%	9.67%	14.02%	(7.05)%	4.62%	13.94%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.72%	0.72%	0.72%	0.71%	0.72%	0.72%

Expenses net of waiver and payments by affiliates[e]	0.70%	0.70%	0.69%	0.71%[f]	0.72%	0.72%

Net investment income	4.19%	3.97%	4.22%	4.22%	4.01%	4.82%

Supplemental data

Net assets, end of period (000’s)	$4,732,266	$5,041,498	$5,088,556	$4,907,599	$6,022,804	$6,188,045

Portfolio turnover rate	33.09%	20.96%	39.03%	31.53%	24.77%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.53	$15.71	$14.49	$16.31	$16.36	$15.32

Income from investment operations[a]:

Net investment income[b]	0.33	0.62	0.61	0.65	0.66	0.75

Net realized and unrealized gains (losses)	(0.21)	0.85	1.33	(1.76)	0.11	1.30

Total from investment operations	0.12	1.47	1.94	(1.11)	0.77	2.05

Less distributions from net investment income	(0.76)	(0.65)	(0.72)	(0.71)	(0.82)	(1.01)

Net asset value, end of period	$15.89	$16.53	$15.71	$14.49	$16.31	$16.36

Total return[c]	0.72%	9.55%	13.87%	(7.15)%	4.52%	13.85%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%	0.82%	0.82%	0.81%	0.82%	0.82%

Expenses net of waiver and payments by affiliates[e]	0.80%	0.80%	0.79%	0.81% [f]	0.82%	0.82%

Net investment income	4.09%	3.87%	4.12%	4.12%	3.91%	4.72%

Supplemental data

Net assets, end of period (000’s)	$326,331	$335,217	$309,935	$306,023	$378,545	$397,652

Portfolio turnover rate	33.09%	20.96%	39.03%	31.53%	24.77%	21.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Income VIP Fund

	Country	Shares	Value

Common Stocks 39.0%
Consumer Discretionary 1.9%
Comcast Corp., A	United States	800,000	$26,248,000
Ford Motor Co.	United States	3,138,995	34,748,675
Target Corp.	United States	650,000	49,478,000

			110,474,675

Consumer Staples 3.9%
Anheuser-Busch InBev SA/NV, ADR	Belgium	512,500	51,639,500
The Coca-Cola Co.	United States	700,000	30,702,000
Nestle SA	Switzerland	400,000	31,058,158
PepsiCo Inc.	United States	384,000	41,806,080
Philip Morris International Inc.	United States	350,000	28,259,000
The Procter & Gamble Co.	United States	500,000	39,030,000

			222,494,738

Energy 5.7%
[a] Anadarko Petroleum Corp.	United States	400,000	29,300,000
Baker Hughes a GE Co., A	United States	725,000	23,946,750
BP PLC, ADR	United Kingdom	750,000	34,245,000
Chevron Corp.	United States	400,000	50,572,000
Exxon Mobil Corp.	United States	500,000	41,365,000
Occidental Petroleum Corp.	United States	286,000	23,932,480
Royal Dutch Shell PLC, A, ADR	United Kingdom	1,100,000	76,153,000
[b] Talos Energy Inc.	United States	506,006	16,257,973
TransCanada Corp.	Canada	350,000	15,120,000
[b] Weatherford International PLC	United States	143,200	471,128
The Williams Cos. Inc.	United States	500,000	13,555,000

			324,918,331

Financials 5.7%
Bank of America Corp.	United States	1,000,000	28,190,000
HSBC Holdings PLC	United Kingdom	3,500,000	32,849,263
JPMorgan Chase & Co.	United States	600,000	62,520,000
MetLife Inc.	United States	1,095,108	47,746,709
U.S. Bancorp	United States	700,000	35,014,000
Wells Fargo & Co.	United States	2,200,000	121,968,000

			328,287,972

Health Care 5.1%
AstraZeneca PLC	United Kingdom	900,000	62,434,003
Eli Lilly & Co.	United States	300,000	25,599,000
Johnson & Johnson	United States	230,000	27,908,200
[a] Medtronic PLC	United States	525,000	44,945,250
Merck & Co. Inc.	United States	806,100	48,930,270
Pfizer Inc.	United States	2,238,975	81,230,013
Sanofi, ADR	France	89,292	3,572,573

			294,619,309

Industrials 2.5%
3M Co.	United States	125,000	24,590,000
[b,c] CEVA Logistics AG	Switzerland	283,295	6,378,320
Cummins Inc.	United States	200,000	26,600,000
General Electric Co.	United States	6,500,000	88,465,000

			146,033,320

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Information Technology 2.1%
Analog Devices Inc.	United States	150,000	$14,388,000
Apple Inc.	United States	153,317	28,380,510
Applied Materials Inc.	United States	286,000	13,210,340
Microsoft Corp.	United States	632,500	62,370,825

			118,349,675

Materials 3.5%
BASF SE	Germany	700,000	66,989,684
DowDuPont Inc.	United States	1,000,000	65,920,000
Rio Tinto PLC, ADR	United Kingdom	1,250,000	69,350,000

			202,259,684

Real Estate 0.6%
Host Hotels & Resorts Inc.	United States	1,500,000	31,605,000

Telecommunication Services 1.6%
BCE Inc.	Canada	466,000	18,878,283
Verizon Communications Inc.	United States	1,475,000	74,207,250

			93,085,533

Utilities 6.4%
Dominion Energy Inc.	United States	1,501,638	102,381,679
Duke Energy Corp.	United States	702,500	55,553,700
Sempra Energy	United States	720,000	83,599,200
The Southern Co.	United States	2,250,000	104,197,500
Xcel Energy Inc.	United States	500,000	22,840,000

			368,572,079

Total Common Stocks (Cost $1,903,937,850)			2,240,700,316

[d] Equity-Linked Securities 6.8%
Consumer Discretionary 2.0%
[e] Merrill Lynch International & Co. CV into General Motor Co., 8.00%, 144A	United States	1,425,000	58,006,287
[e] Wells Fargo Bank National Assn. into Ford Motor Co., 8.50%, 144A	United States	2,500,000	28,463,517
[e] Wells Fargo Bank National Assn. into Target Corp., 8.00%, 144A	United States	400,000	31,064,579

			117,534,383

Energy 0.7%
[e] UBS AG London into Halliburton Co., 7.00%, 144A	United States	840,000	39,402,742

Industrials 1.1%
[e] Deutsche Bank AG/London into Union Pacific Corp., 6.50%, 144A	United States	450,000	64,579,691

Information Technology 3.0%
[e] Citigroup Global Markets Holdings Inc. into Texas Instruments Inc., 7.00%, 144A	United States	520,000	58,197,667
[e] Royal Bank of Canada into Apple Inc., 6.50%, 144A	United States	310,000	57,241,258
[e] Wells Fargo Bank National Assn. into Intel Corp., 8.00%, 144A	United States	1,100,000	56,551,379

			171,990,304

Total Equity-Linked Securities (Cost $410,123,900)			393,507,120

Convertible Preferred Stocks 1.8%
Financials 1.2%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600	43,267,300
[b] FNMA, 5.375%, cvt. pfd	United States	475	9,262,500
Wells Fargo & Co., 7.50%, cvt. pfd., L	United States	12,400	15,617,304

			68,147,104

FI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Shares		Value

Convertible Preferred Stocks (continued)
Utilities 0.6%
NextEra Energy Inc., 6.371%, cvt. pfd	United States	500,000		$37,162,500

Total Convertible Preferred Stocks (Cost $97,872,788)				105,309,604

		Units

[f] Index-Linked Notes (Cost $14,054,540) 0.3%
Financials 0.3%
[e,g] Morgan Stanley Finance LLC, senior note, 144A, 5.62%, 10/03/19	United States	106,000		14,320,600

		Principal Amount*

Convertible Bonds 1.1%
Energy 0.6%
Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	10,000,000		10,190,800
Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	22,000,000		21,705,860

				31,896,660

Health Care 0.5%
[e] Bayer Capital Corp BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	25,000,000	EUR	31,196,698

Total Convertible Bonds (Cost $58,017,168)				63,093,358

Corporate Bonds 36.1%
Consumer Discretionary 4.3%
[e] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	6,300,000		6,285,006
AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	10,000,000		9,650,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.125%, 2/15/23	United States	10,000,000		9,921,900
senior bond, 5.75%, 1/15/24	United States	9,000,000		9,045,000
[e] senior bond, 144A, 5.50%, 5/01/26	United States	10,000,000		9,722,000
[e] senior bond, 144A, 5.00%, 2/01/28	United States	5,000,000		4,600,000
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	40,000,000		37,750,000
senior bond, 5.00%, 3/15/23	United States	35,000,000		30,493,750
senior note, 5.875%, 11/15/24	United States	9,400,000		7,990,000
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	9,300,000		9,385,560
Ford Motor Co., senior note, 4.346%, 12/08/26	United States	4,300,000		4,211,180
General Motors Co., senior bond, 5.15%, 4/01/38	United States	16,000,000		15,273,649
[h] iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	16,600,000		12,657,500
KB Home, senior bond, 7.50%, 9/15/22	United States	3,400,000		3,683,186
[e] Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	8,000,000		8,000,000
senior note, 144A, 5.875%, 4/01/23	United States	5,000,000		5,031,250
[e] Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	7,500,000		7,659,375
[e,i]Tesla Inc., senior note, 144A, 5.30%, 8/15/25	United States	10,000,000		8,937,500
[e] Univision Communications Inc.,
senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	15,000,000		14,437,500
senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000		6,613,425

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Consumer Discretionary (continued)
[e] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	$6,825,000
[e] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 5.50%, 3/01/25	United States	13,200,000	13,002,000
senior bond, 144A, 5.25%, 5/15/27	United States	9,200,000	8,613,500

			249,788,281

Consumer Staples 0.7%
[e] BAT Capital Corp., senior note, 144A, 3.557%, 8/15/27	United Kingdom	20,000,000	18,647,700
[e] JBS USA LLC/Finance Inc., senior note, 144A, 7.25%, 6/01/21	United States	10,900,000	11,063,500
Kraft Heinz Foods Co., senior bond, 4.625%, 1/30/29	United States	13,000,000	12,880,793

			42,591,993

Energy 7.6%
[e] Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	25,000,000	27,625,000
Bill Barrett Corp.,
senior bond, 7.00%, 10/15/22	United States	17,937,000	18,026,685
senior note, 8.75%, 6/15/25	United States	23,400,000	25,155,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	30,000,000	30,000,000
Chesapeake Energy Corp.,
[e] secured note, second lien, 144A, 8.00%, 12/15/22	United States	29,388,000	30,958,789
senior bond, 6.125%, 2/15/21	United States	16,000,000	16,280,000
[i] senior bond, 8.00%, 6/15/27	United States	26,000,000	26,520,000
senior note, 5.375%, 6/15/21	United States	12,875,000	12,681,875
senior note, 4.875%, 4/15/22	United States	5,000,000	4,825,000
senior note, 5.75%, 3/15/23	United States	5,000,000	4,750,000
[i] senior note, 8.00%, 1/15/25	United States	31,500,000	32,159,925
[j] senior note, FRN, 5.598%, (3-month USD LIBOR + 3.25%), 4/15/19	United States	9,800,000	9,800,000
Ferrellgas LP/Ferrellgas Finance Corp.,
senior note, 6.50%, 5/01/21	United States	9,500,000	8,763,750
senior note, 6.75%, 6/15/23	United States	5,000,000	4,387,500
Kinder Morgan Inc.,
senior bond, 7.75%, 1/15/32	United States	22,000,000	26,875,071
[e] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	6,400,000	6,814,836
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	27,000,000	23,152,500
[e] Talos Production LLC/Talos Production Finance Inc., senior note, second lien, 144A, 11.00%, 4/03/22	United States	6,452,837	6,791,611
[e,k] W&T Offshore Inc.,
secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	11,249,933	11,278,058
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	10,192,610	9,678,327
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	17,500,000	17,675,000
senior note, 7.75%, 6/15/21	United States	31,000,000	32,007,500
senior note, 4.50%, 4/15/22	United States	11,900,000	10,982,272
senior note, 8.25%, 6/15/23	United States	37,500,000	37,297,125

			434,485,824

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Financials 4.0%
Bank of America Corp.,
[l] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	$8,325,200
[l] junior sub. bond, U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	5,300,000	5,233,750
[l] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	6,277,500
senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	18,500,000	17,434,803
Capital One Financial Corp., senior sub. note, 4.20%, 10/29/25	United States	15,500,000	15,071,761
Citigroup Inc.,
[l] junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,887,000
[l] junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,750,000
[l] junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,584,375
[l] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	15,800,000	16,055,328
[l] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	25,640,000
[l] junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	10,318,750
sub. bond, 4.125%, 7/25/28	United States	18,500,000	17,726,013
[j] The Goldman Sachs Group Inc., senior note, FRN, 3.272%, (3-month USD LIBOR + 1.201%), 9/29/25	United States	15,500,000	14,737,486
[l] JPMorgan Chase & Co.,
[j] junior sub. bond, FRN, 5.829%, (3-month USD LIBOR + 3.47%), Perpetual	United States	40,000,000	40,432,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,276,000
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,062,500
[l] Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,533,235
[l] Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter,
Perpetual	United States	6,600,000	6,630,030

			231,975,731

Health Care 11.2%
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	17,000,000	16,527,045
[e] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	8,695,000
senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	11,789,062
senior note, 144A, 9.00%, 12/15/25	United States	5,000,000	5,206,250
senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,500,000	4,723,605
senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	3,000,000	3,116,250
senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	35,000,000	34,623,750
[e] Bayer US Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000	15,106,050
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	104,415,000	53,773,725
[e] senior note, 144A, 11.00%, 6/30/23	United States	104,896,000	94,799,760
[e] senior note, 144A, 8.125%, 6/30/24	United States	46,688,000	38,809,400
senior secured note, 5.125%, 8/01/21	United States	2,000,000	1,860,000
senior secured note, first lien, 6.25%, 3/31/23	United States	39,000,000	35,880,000
CVS Health Corp.,
senior bond, 4.30%, 3/25/28	United States	8,000,000	7,903,682
senior bond, 5.05%, 3/25/48	United States	3,900,000	3,954,064
senior note, 4.10%, 3/25/25	United States	5,100,000	5,079,446
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	5,000,000	4,859,375
senior bond, 5.00%, 5/01/25	United States	4,000,000	3,775,000
[e] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	10,000,000	7,850,000
senior note, 144A, 6.00%, 7/15/23.	United States	15,000,000	12,412,500

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Health Care (continued)
[e] Endo Finance LLC, senior note, 144A, 5.75%, 1/15/22	United States	22,500,000	$20,250,000
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	7,500,000	7,800,000
senior note, 7.50%, 2/15/22	United States	25,000,000	27,250,000
senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,426,000
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	9,000,000	9,101,250
[i] Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	5,000,000	4,212,500
[e] Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
senior note, 144A, 4.875%, 4/15/20	United States	20,200,000	19,947,500
senior note, 144A, 5.75%, 8/01/22	United States	27,000,000	24,435,000
senior note, 144A, 5.625%, 10/15/23	United States	14,300,000	11,990,550
senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	8,050,000
Mylan NV, senior note, 3.95%, 6/15/26	United States	13,600,000	13,027,032
Tenet Healthcare Corp.,
[e] secured note, second lien, 144A, 5.125%, 5/01/25	United States	2,500,000	2,385,937
senior note, 8.125%, 4/01/22	United States	52,600,000	55,098,500
senior note, 6.75%, 6/15/23	United States	58,200,000	58,127,250

			642,845,483

Industrials 0.9%
[e,k] CEVA Group PLC, senior secured note, first lien, 144A, PIK, 9.00%, 9/01/20	United Kingdom	13,428,791	13,914,317
[e] Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24	United States	4,400,000	4,741,000
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	1,800,000	1,836,000
[e] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	11,000,000	10,092,500
[e] XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	19,580,000	20,142,925

			50,726,742

Information Technology 1.6%
[e] CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,087,500
[e] Dell International LLC/EMC Corp.,
senior secured note, first lien, 144A, 4.42%, 6/15/21	United States	12,500,000	12,685,881
senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	22,090,281
[e] First Data Corp.,
secured note, second lien, 144A, 5.75%, 1/15/24	United States	5,000,000	5,015,500
senior note, 144A, 7.00%, 12/01/23.	United States	25,000,000	26,102,000
NCR Corp.,
senior note, 5.00%, 7/15/22	United States	5,500,000	5,472,500
senior note, 6.375%, 12/15/23	United States	7,000,000	7,271,250

			88,724,912

Materials 0.9%
[e] BWAY Holding Co.,
secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	9,775,000
senior note, 144A, 7.25%, 4/15/25	United States	23,000,000	22,482,500
[e] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	14,946,886
[e] FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	6,534,577

			53,738,963

Real Estate 0.6%
Equinix Inc., senior bond, 5.375%, 5/15/27	United States	16,500,000	16,500,000
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	18,000,000	17,775,000

			34,275,000

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Telecommunication Services 2.8%
AT&T Inc., senior bond, 4.125%, 2/17/26	United States	12,000,000	$11,748,615
[e] SFR Group SA, senior note, first lien, 144A, 6.00%, 5/15/22	France	15,000,000	15,112,500
Sprint Capital Corp., senior note, 6.90%, 5/01/19.	United States	13,500,000	13,806,450
Sprint Communications Inc., senior bond, 11.50%, 11/15/21	United States	30,000,000	35,550,000
senior note, 7.00%, 8/15/20	United States	7,500,000	7,781,250
senior note, 6.00%, 11/15/22	United States	6,300,000	6,260,625
Sprint Corp., senior bond, 7.875%, 9/15/23	United States	37,500,000	38,976,563
senior bond, 7.125%, 6/15/24	United States	8,200,000	8,299,138
senior note, 7.625%, 3/01/26	United States	8,000,000	8,170,000
[e] Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	16,000,000	15,700,000

			161,405,141

Utilities 1.5%
Calpine Corp., senior bond, 5.75%, 1/15/25	United States	17,000,000	15,586,875
senior note, 5.375%, 1/15/23	United States	20,000,000	19,100,000
senior note, 5.50%, 2/01/24	United States	16,375,000	15,105,937
[e] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	6,400,000	6,368,000
Vistra Energy Corp., senior note, 7.375%, 11/01/22	United States	20,000,000	20,950,000
senior note, 5.875%, 6/01/23	United States	8,000,000	8,270,000

			85,380,812

Total Corporate Bonds (Cost $2,073,326,759)			2,075,938,882

j,m Senior Floating Rate Interests 4.7%
Consumer Discretionary 2.3%
24 Hour Fitness Worldwide Inc., Term Loan, 5.594%, (1-month USD LIBOR + 3.50%), 3/31/25	United States	14,000,000	13,982,500
Academy Ltd., Initial Term Loan, 6.001% - 6.092%, (1-month USD LIBOR + 4.00%), 7/02/22	United States	1,571,092	1,313,826
Belk Inc., Closing Date Term Loan, 7.087%, (3-month USD LIBOR + 4.75%), 12/12/22	United States	24,404,557	18,950,139
BJ’s Wholesale Club Inc., [n] Second Lien Initial Term Loans, TBD, 3/24/25.	United States	5,974,520	6,046,214
Tranche B Term Loans, 5.53%, (1-month USD LIBOR + 3.50%), 3/27/24	United States	10,826,489	10,838,669
[h] iHeartCommunications Inc.,
Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	45,864,664	35,103,667
Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	13,142,769	10,055,729
PetSmart Inc., Tranche B-2 Loans, 5.01%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	18,500,000	15,340,848
[n] Stars Group Holdings BV Stars Group (US), Term Loan B, TBD, 7/10/25	United States	20,000,000	19,900,000

			131,531,592

Consumer Staples 0.3%
Almonde Inc., Dollar Term Loan, 5.807%, (3-month USD LIBOR + 3.50%), 6/13/24	United States	14,887,500	14,647,439

Energy 0.2%
W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	11,000,000	11,041,250

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

j,m Senior Floating Rate Interests (continued)
Health Care 0.4%
Amneal Pharmaceuticals LLC, Initial Term Loans, 5.625%, (1-month USD LIBOR + 3.50%), 5/04/25	United States	24,994,222	$24,986,474

Industrials 0.8%
CEVA Group PLC, Pre-Funded L/C, 6.50%, (3-month USD LIBOR + 5.50%), 3/19/21	United Kingdom	4,069,545	4,068,447
CEVA Intercompany BV, Dutch BV Term Loan, 7.859%, (3-month USD LIBOR + 5.50%), 3/19/21	United Kingdom	1,657,455	1,657,007
CEVA Logistics Canada ULC, Canadian Term Loan, 7.859%, (3-month USD LIBOR + 5.50%), 3/19/21	Canada	847,085	846,856
CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 7.859%, (3-month USD LIBOR + 5.50%), 3/19/21	United Kingdom	6,776,678	6,774,848
Commercial Barge Line Co., Initial Term Loan, 10.844%, (1-month USD LIBOR + 8.75%), 11/12/20	United States	8,875,000	6,213,876
Vertiv Group Corp., Term B Loans, 6.001%, (1-month USD LIBOR + 4.00%), 11/30/23	United States	8,574,569	8,494,182
West Corp., Term B Loans, 6.094%, (1-month USD LIBOR + 4.00%), 10/10/24	United States	17,549,481	17,513,434

			45,568,650

Information Technology 0.2%
MH Sub I LLC & Micro Holding Corp.,
Amendment No. 2 Initial Term Loan, 5.835%, (1-month USD LIBOR + 3.75%), 9/15/24	United States	8,942,450	8,951,795
Second Lien Initial Term Loan, 9.585%, (1-month USD LIBOR + 7.50%), 9/15/25	United States	5,000,000	5,037,500

			13,989,295

Telecommunication Services 0.3%
Securus Technologies Holdings Inc., [n,o] Delayed Draw Term Loan, TBD, 11/01/24	United States	8,800,000	8,729,600
[o] Initial Term Loan B, 6.594%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	2,194,486	2,213,231
Second Lien Initial Loan, 10.344%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	6,000,000	6,043,128

			16,985,959

Utilities 0.2%
Talen Energy Supply LLC,
Initial Term Loan, 6.094%, (1-month USD LIBOR + 4.00%), 4/13/24	United States	7,876,000	7,912,096
Term B-1 Loans, 6.094%, (1-month USD LIBOR + 4.00%), 7/15/23	United States	5,925,000	5,960,550

			13,872,646

Total Senior Floating Rate Interests (Cost $288,024,815)			272,623,305

U.S. Government and Agency Securities 6.5%
U.S. Treasury Note, 1.00%, 6/30/19	United States	50,000,000	49,336,914
2.25%, 3/31/20	United States	50,000,000	49,777,344
2.50%, 5/31/20	United States	75,000,000	74,969,238
2.50%, 6/30/20	United States	50,000,000	49,973,633
2.375%, 3/15/21	United States	50,000,000	49,698,242
2.75%, 4/30/23	United States	25,000,000	25,019,531
2.75%, 5/31/23	United States	50,000,000	50,050,781

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Country	Principal Amount*	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued) 2.875%, 5/31/25	United States	25,000,000	$25,094,239

Total U.S. Government and Agency Securities
(Cost $373,807,576)			373,919,922

		Shares
Escrows and Litigation Trusts (Cost $62,603) 0.0%
[b,c] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

Total Investments before Short Term Investments
(Cost $5,219,227,999)			5,539,413,107

Short Term Investments 4.7%

Money Market Funds (Cost $266,334,565) 4.6%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	266,334,565	266,334,565

[r] Investments from Cash Collateral Received for Loaned Securities 0.1%
Money Market Funds (Cost $3,083,000) 0.1%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	3,083,000	3,083,000

		Principal Amount*
Repurchase Agreement (Cost $667,177) 0.0%†
[s] Joint Repurchase Agreement, 2.10%, 7/02/18 (Maturity Value $667,294)
J.P. Morgan Securities LLC
Collateralized by U.S. Treasury Bond, Index Linked, 0.125%, 7/15/22; and
U.S. Treasury Note, Index Linked, 0.125% - 1.875%, 7/15/19 - 1/15/22
(valued at $680,522)	United States	667,177	667,177

Total Investments from Cash Collateral Received for
Loaned Securities (Cost $3,750,177)			3,750,177

Total Investments (Cost $5,489,312,741) 101.0%			5,809,497,849
Options Written (0.0)%†			(1,315,000)
Other Assets, less Liabilities (1.0)%			(54,062,172)

Net Assets 100.0%			$5,754,120,677

	Number of Contracts	Notional Amount*
[t] Options Written (0.0)%†
Calls - Exchange-Traded
Anadarko Petroleum Corp., August Strike Price $75, Expires 8/17/18	4,000	400,000	(1,140,000)
Medtronic PLC, August Strike Price $90, Expires 8/17/18	3,500	350,000	(175,000)

Total Options Written (Premiums received $921,113)			$(1,315,000)

Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

See Abbreviations on page FI-31.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at period end.

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSee Note 1(g) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $1,201,590,776, representing 20.7% of net assets.

fSee Note 1(f) regarding index-linked notes.

gSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

hSee Note 7 regarding defaulted securities.

iA portion or all of the security is on loan at June 30, 2018. See Note 1(h).

jThe coupon rate shown represents the rate at period end.

kIncome may be received in additional securities and/or cash.

lPerpetual security with no stated maturity date.

mSee Note 1(i) regarding senior floating rate interests.

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

pSee Note 3(e) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(h) regarding securities on loan.

sSee Note 1(c) regarding repurchase agreement.

tSee Note 1(e) regarding written options.

FI-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,219,227,999
Cost - Non-controlled affiliates (Note 3e)	269,417,565
Cost - Unaffiliated repurchase agreements	667,177

Value - Unaffiliated issuers +	$5,539,413,107
Value - Non-controlled affiliates (Note 3e)	269,417,565
Value - Unaffiliated repurchase agreements	667,177
Cash	931,334
Receivables:
Investment securities sold	9,605,399
Capital shares sold	499,499
Dividends and interest	39,937,486
Other assets	3,971

Total assets	5,860,475,538

Liabilities:
Payables:
Investment securities purchased	92,138,885
Capital shares redeemed	4,453,848
Management fees	2,063,817
Distribution fees	2,188,293
Options written, at value (premiums received $921,113)	1,315,000
Payable upon return of securities loaned	3,750,177
Accrued expenses and other liabilities.	444,841

Total liabilities	106,354,861

Net assets, at value	$5,754,120,677

Net assets consist of:
Paid-in capital	$5,273,711,114
Undistributed net investment income	116,130,050
Net unrealized appreciation (depreciation)	319,712,384
Accumulated net realized gain (loss)	44,567,129

Net assets, at value	$5,754,120,677

Class 1:
Net assets, at value	$695,523,134

Shares outstanding.	43,335,394

Net asset value and maximum offering price per share	$16.05

Class 2:
Net assets, at value	$4,732,266,474

Shares outstanding.	304,926,392

Net asset value and maximum offering price per share	$15.52

Class 4:
Net assets, at value	$326,331,069

Shares outstanding.	20,533,306

Net asset value and maximum offering price per share	$15.89

+Includes securities loaned	$3,626,882

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Income VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$53,873,761
Non-controlled affiliates (Note 3e)	1,833,368
Interest:
Unaffiliated issuers	87,473,555
Income from securities loaned (net of fees and rebates)	42,790

Total investment income	143,223,474

Expenses:
Management fees (Note 3a)	13,311,547
Distribution fees: (Note 3c)
Class 2	6,028,792
Class 4	568,957
Custodian fees (Note 4)	33,600
Reports to shareholders	224,618
Professional fees	119,432
Trustees’ fees and expenses	15,351
Other	58,818

Total expenses	20,361,115
Expense reductions (Note 4)	(21,306)
Expenses waived/paid by affiliates (Note 3e)	(543,023)

Net expenses	19,796,786

Net investment income	123,426,688

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	276,372,576
Written options	2,929,564
Realized gain distributions from REITs	139,700
Foreign currency transactions	(260,875)

Net realized gain (loss)	279,180,965

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(360,466,813)
Translation of other assets and liabilities denominated in foreign currencies	(120,478)
Written options	182,007

Net change in unrealized appreciation (depreciation)	(360,405,284)

Net realized and unrealized gain (loss)	(81,224,319)

Net increase (decrease) in net assets resulting from operations	$42,202,369

*Foreign taxes withheld on dividends	$1,913,416

FI-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 123,426,688	$ 246,080,825
Net realized gain (loss)	279,180,965	161,381,487
Net change in unrealized appreciation (depreciation)	(360,405,284)	162,933,235

Net increase (decrease) in net assets resulting from operations	42,202,369	570,395,547

Distributions to shareholders from:
Net investment income:
Class 1	(34,377,723)	(30,736,550)
Class 2	(227,495,537)	(212,433,443)
Class 4	(14,948,805)	(12,598,021)

Total distributions to shareholders	(276,822,065)	(255,768,014)

Capital share transactions: (Note 2)
Class 1	(11,252,125)	1,111,670
Class 2	(115,690,591)	(307,051,941)
Class 4	3,819,375	8,458,865

Total capital share transactions	(123,123,341)	(297,481,406)

Net increase (decrease) in net assets	(357,743,037)	17,146,127
Net assets:
Beginning of period	6,111,863,714	6,094,717,587

End of period	$5,754,120,677	$6,111,863,714

Undistributed net investment income included in net assets:
End of period	$ 116,130,050	$ 269,525,427

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

FI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of

Semiannual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c.   Joint Repurchase Agreement (continued)

default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 29, 2018.

d.   Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f.   Index-Linked Notes

The Fund invests in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Fund.

g.   Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

FI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

h.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

i.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated

Semiannual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

k.   Security Transactions, Investment Income, Expenses and Distributions (continued)

expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

l.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	927,947	$15,454,080	2,556,049	$41,649,315
Shares issued in reinvestment of distributions	2,128,651	34,377,723	1,925,849	30,736,550
Shares redeemed	(3,694,865)	(61,083,928)	(4,368,760)	(71,274,195)

Net increase (decrease)	(638,267)	$(11,252,125)	113,138	$1,111,670

Class 2 Shares:
Shares sold	7,178,138	$115,490,704	12,063,249	$190,265,472
Shares issued in reinvestment of distributions	14,573,705	227,495,537	13,740,843	212,433,443
Shares redeemed	(28,622,492)	(458,676,832)	(44,928,166)	(709,750,856)

Net increase (decrease)	(6,870,649)	$(115,690,591)	(19,124,074)	$(307,051,941)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	1,838,568	$30,247,769	3,354,488	$54,048,239
Shares issued in reinvestment of distributions	934,885	14,948,805	796,839	12,598,021
Shares redeemed	(2,514,552)	(41,377,199)	(3,605,896)	(58,187,395)

Net increase (decrease)	258,901	$3,819,375	545,431	$8,458,865

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

d.   Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 1.51%	352,824,455	1,257,337,756	(1,340,744,646)	269,417,565	$269,417,565	$1,833,368	$—	$—

f.   Other Affiliated Transactions

At June 30, 2018, Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund owned 5.2% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2017, the Fund had capital loss carryforwards of $157,561,044 expiring in 2018 and short-term capital loss carryforwards of $72,609,502 not subject to expiration.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,502,193,887

Unrealized appreciation	$589,884,591
Unrealized depreciation	(283,895,629)

Net unrealized appreciation (depreciation)	$305,988,962

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $1,846,237,811 and $1,904,720,533, respectively.

At June 30, 2018, in connection with securities lending transactions, the Fund loaned corporate bonds and received $3,750,177 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk and Defaulted Securities

At June 30, 2018, the Fund had 35.7% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2018, the aggregate value of these securities was $57,816,896, representing 1.0% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$ —	Options written, at value	$ 1,315,000

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Equity contracts	Investments	$(1,532,000)[a]	Investments	$1,147,000[a]

	Written options	2,929,564	Written options	182,007

Totals		$1,397,564		$1,329,007

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of options represented $875,429.

See Note 1(e) regarding derivative financial instruments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Financials	$ 387,172,576	$ 9,262,500	$ —		$ 396,435,076
Industrials	139,655,000	—	6,378,320		146,033,320
All Other Equity Investments	1,803,541,524	—	—		1,803,541,524
Equity-Linked Securities	—	393,507,120	—		393,507,120
Index-Linked Notes	—	14,320,600	—		14,320,600
Convertible Bonds	—	63,093,358	—		63,093,358
Corporate Bonds	—	2,075,938,882	—		2,075,938,882
Senior Floating Rate Interests	—	272,623,305	—		272,623,305
U.S. Government and Agency Securities	—	373,919,922	—		373,919,922
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	269,417,565	667,177	—		270,084,742

Total Investments in Securities	$ 2,599,786,665	$ 3,203,332,864	$ 6,378,320		$ 5,809,497,849

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$1,315,000	$—	$—	$1,315,000

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

USD	United States Dollar	FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		L/C	Letter of Credit

		LIBOR	London InterBank Offered Rate

		PIK	Payment-In-Kind

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Franklin Large Cap Growth VIP Fund

We are pleased to bring you Franklin Large Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares posted a +11.97% total return for the six-month period ended June 30, 2018.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), generated a +2.65% total return.2

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the

Portfolio Composition

Based on Total Net Assets as of 6/30/18

beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN LARGE CAP GROWTH VIP FUND

forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this environment, the broad US stock market, as measured by the S&P 500, generated a +2.65% total return for the period.2

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors affecting the Fund’s returns during the six months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

Top 10 Holdings
6/30/18

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc.	8.2%
Consumer Discretionary
Apple Inc.	5.1%
Information Technology
Mastercard Inc.	5.1%
Information Technology
Visa Inc.	4.5%
Information Technology
Facebook Inc.	4.3%
Information Technology
Microsoft Corp.	4.2%
Information Technology
Alphabet Inc.	4.1%
Information Technology
UnitedHealth Group Inc.	2.5%
Health Care
SBA Communications Corp.	2.4%
Real Estate
ServiceNow Inc.	2.4%
Information Technology

During the period, most sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the S&P 500, the information technology (IT) sector contributed significantly to performance due to an overweighted allocation and stock selection. Stock selection and an overweighted position in the consumer discretionary sector also aided relative results, as did stock selection and an underweighted allocation in financials.

In IT, payment technology company Mastercard contributed to relative performance. The company reported strong quarterly revenues that exceeded consensus expectations. In addition, it increased its 2018 revenue guidance and announced several growth initiatives. Other IT contributors included workflow platform company ServiceNow4 and diversified software firm Adobe Systems.

In the consumer discretionary sector, online retail shopping and cloud services provider Amazon.com helped relative results as it reported better-than-expected revenue and operating profits in the first quarter of 2018. Highlights included accelerating growth at its market-leading cloud business Amazon Web Services (AWS), as well as retail strength driven by advertising and its Prime service. Improved utilization in its fulfillment and

.

4. Not part of the index

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data centers drove margins higher for the period, while the mix shift toward higher margin businesses continued to drive higher profitability over time. With e-commerce in its early days, we do not underestimate the growth and sustainability of Amazon.com, which continues to add new categories and countries to its footprint. The company also continues to see accelerated growth in AWS, which we consider a leader in Infrastructure-as-a-Service cloud computing.

In financials, diversified financial services company SVB Financial Group contributed to relative performance.

Elsewhere, medical devices manufacturer ABIOMED benefited relative results. The company has experienced strengthening sales, a trend we believe can continue. In addition, the company’s operating margins have improved, and it has benefited from US corporate tax reform. Commercial real estate information company CoStar Group4 also contributed to performance.

In contrast, an underweighting and stock selection in the energy sector detracted from the Fund’s results relative to the S&P 500, as did an overweighted position in the real estate sector. In real estate, data center operator Equinix was the sector’s largest detractor.

Elsewhere, biopharmaceuticals company Celgene hindered relative performance. The company’s application to the US Food and Drug Administration for Ozanimod, a new drug to treat multiple sclerosis and inflammatory bowel disease, was rejected during the period. In addition, concerns over patent expirations in coming years dampened investor sentiment. Machinery firm Stanley Black & Decker also detracted from relative results. The company reported revenues slightly above consensus expectations. However, its shares declined amid softer operating margins and guidance for future growth to come in below recent levels. Internet streaming service Netflix curbed relative performance due to the Fund’s underweighted position. The company’s shares performed well during the period amid solid quarterly results, with international subscriber trends that were particularly positive. Subscription gains came in ahead of estimates in the US and internationally, driven by a stronger-than-expected slate of content.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$1,119.70	$5.68	$1,019.44	$5.41	1.08%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.93	$17.85	$18.42	$23.26	$20.91	$16.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.03)	(0.04)	(0.06)	0.11	0.24

Net realized and unrealized gains (losses)	2.59	4.91	(0.26)	1.56	2.54	4.48

Total from investment operations	2.58	4.88	(0.30)	1.50	2.65	4.72

Less distributions from:

Net investment income	—	(0.20)	—	(0.13)	(0.30)	(0.24)

Net realized gains	(1.73)	(1.60)	(0.27)	(6.21)	—	—

Total distributions	(1.73)	(1.80)	(0.27)	(6.34)	(0.30)	(0.24)

Net asset value, end of period	$21.78	$20.93	$17.85	$18.42	$23.26	$20.91

Total return[c]	12.09%	28.38%	(1.49)%	5.89%	12.74%	28.92%

Ratios to average net assets[d]

Expenses	0.83% [e]	0.87% [e]	0.80% [e]	0.78%	0.79%	0.79%

Net investment income (loss)	(0.11)%	(0.14)%	(0.19)%	(0.27)%	0.50%	1.27%

Supplemental data

Net assets, end of period (000’s)	$1,214	$1,092	$883	$47,864	$54,971	$54,291

Portfolio turnover rate	11.60%	24.96%	36.26% [f]	23.23%	93.53%	28.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FLG-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.48	$17.48	$18.09	$22.94	$20.62	$16.20

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.08)	(0.08)	(0.11)	0.06	0.19

Net realized and unrealized gains (losses)	2.54	4.81	(0.26)	1.54	2.50	4.42

Total from investment operations	2.50	4.73	(0.34)	1.43	2.56	4.61

Less distributions from:

Net investment income	—	(0.13)	—	(0.07)	(0.24)	(0.19)

Net realized gains	(1.73)	(1.60)	(0.27)	(6.21)	—	—

Total distributions	(1.73)	(1.73)	(0.27)	(6.28)	(0.24)	(0.19)

Net asset value, end of period	$21.25	$20.48	$17.48	$18.09	$22.94	$20.62

Total return[c]	11.97%	28.11%	(1.79)%	5.62%	12.46%	28.63%

Ratios to average net assets[d]

Expenses	1.08% [e]	1.12% [e]	1.05% [e]	1.03%	1.04%	1.04%

Net investment income (loss)	(0.36)%	(0.39)%	(0.44)%	(0.52)%	0.25%	1.02%

Supplemental data

Net assets, end of period (000’s)	$125,501	$118,875	$113,028	$223,807	$256,098	$285,477

Portfolio turnover rate	11.60%	24.96%	36.26% [f]	23.23%	93.53%	28.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Large Cap Growth VIP Fund

	Shares	Value

Common Stocks 100.3%
Consumer Discretionary 14.3%
[a] Amazon.com Inc.	6,135	$10,428,273
Aptiv PLC	9,872	904,571
[a] Booking Holdings Inc.	820	1,662,214
[a] Charter Communications Inc., A	4,551	1,334,399
Las Vegas Sands Corp.	16,791	1,282,161
[a] Netflix Inc.	3,089	1,209,127
The Walt Disney Co.	7,169	751,383
Wynn Resorts Ltd.	3,293	551,051

		18,123,179

Consumer Staples 4.3%
Constellation Brands Inc., A	8,281	1,812,462
Lamb Weston Holdings Inc.	17,116	1,172,617
[a] Monster Beverage Corp.	20,889	1,196,940
Pinnacle Foods Inc.	18,666	1,214,410

		5,396,429

Energy 1.1%
Diamondback Energy Inc.	11,086	1,458,585

Financials 7.3%
[a] Athene Holding Ltd., A	13,762	603,326
The Charles Schwab Corp.	42,786	2,186,364
Intercontinental Exchange Inc.	17,225	1,266,899
MarketAxess Holdings Inc.	7,813	1,545,880
MSCI Inc.	4,097	677,767
S&P Global Inc.	6,749	1,376,054
[a] SVB Financial Group	5,520	1,593,955

		9,250,245

Health Care 9.5%
[a] ABIOMED Inc.	4,132	1,690,195
[a] Celgene Corp.	7,750	615,505
[a] Clovis Oncology Inc.	7,799	354,621
[a] Edwards Lifesciences Corp.	12,371	1,800,846
[a] Heron Therapeutics Inc.	27,758	1,078,398
[a] Intuitive Surgical Inc.	1,659	793,798
Medtronic PLC	8,071	690,958
[a] Nevro Corp.	7,966	636,085
[a] Sage Therapeutics Inc.	1,258	196,915
UnitedHealth Group Inc.	12,676	3,109,930
West Pharmaceutical Services Inc.	11,383	1,130,218

		12,097,469

Industrials 11.3%
Allegiant Travel Co.	2,893	401,982
The Boeing Co.	5,331	1,788,604
[a] CoStar Group Inc.	6,136	2,531,898
Honeywell International Inc.	8,212	1,182,939
[a] IHS Markit Ltd.	22,035	1,136,786
Raytheon Co.	14,585	2,817,530
Rockwell Automation Inc.	5,278	877,362
Roper Technologies Inc.	3,261	899,742
Stanley Black & Decker Inc.	6,197	823,023
[a] Univar Inc.	21,512	564,475

FLG-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Industrials (continued)
[a] Verisk Analytics Inc.	12,259	$1,319,559

		14,343,900

Information Technology 47.5%
[a] 2U Inc.	15,380	1,285,153
[a] Adobe Systems Inc.	10,435	2,544,157
[a] Adyen NV (Netherlands)	300	165,351
[a] Alibaba Group Holding Ltd., ADR (China)	5,331	989,060
[a] Alphabet Inc., A	3,629	4,097,831
[a] Alphabet Inc., C	1,014	1,131,269
Amphenol Corp., A	3,513	306,158
Analog Devices Inc.	9,752	935,412
Apple Inc.	35,025	6,483,478
Applied Materials Inc.	22,871	1,056,411
[a] Autodesk Inc.	11,264	1,476,598
[a] Avalara Inc.	1,800	96,066
Broadcom Inc.	5,135	1,245,956
[a] DocuSign Inc.	2,300	121,785
[a] Electronic Arts Inc.	10,275	1,448,981
[a] Facebook Inc., A	27,933	5,427,941
[a] Fiserv Inc.	14,052	1,041,113
[a] InterXion Holding NV (Netherlands)	19,875	1,240,598
Mastercard Inc., A	32,890	6,463,543
Microsoft Corp.	54,017	5,326,616
Monolithic Power Systems	7,629	1,019,768
NVIDIA Corp.	8,861	2,099,171
[a] PayPal Holdings Inc.	11,738	977,423
[a] Pluralsight Inc., A	2,800	68,460
[a] Salesforce.com Inc.	16,134	2,200,678
[a] ServiceNow Inc.	17,362	2,994,424
[a] Spotify Technology SA	3,767	633,760
Visa Inc., A	43,318	5,737,469
Xilinx Inc.	9,819	640,788
[a] Zendesk Inc.	17,307	943,058

		60,198,476

Materials 1.1%
[a] Axalta Coating Systems Ltd.	23,209	703,465
[a] Ingevity Corp.	8,218	664,507

		1,367,972

Real Estate 3.9%
American Tower Corp.	7,083	1,021,156
Equinix Inc.	1,960	842,585
[a] SBA Communications Corp., A	18,318	3,024,668

		4,888,409

Total Common Stocks (Cost $64,674,012)		127,124,664

Semiannual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $148,654) 0.1%

Repurchase Agreements 0.1%
[b] Joint Repurchase Agreement, 2.10%, 7/02/18 (Maturity Value $148,680)
BNP Paribas Securities Corp. (Maturity Value $53,355)
Deutsche Bank Securities Inc. (Maturity Value $1,952)
HSBC Securities (USA) Inc. (Maturity Value $93,373)
Collateralized by U.S. Government Agency Securities, 0.00% - 3.625%, 9/18/18 - 6/19/23; [c]U.S. Treasury Bill, 10/04/18 - 10/18/18; and U.S. Treasury Note, 2.00% - 3.50%, 5/15/20 - 8/31/21 (valued at $151,712)	$148,654	$148,654

Total Investments (Cost $64,822,666) 100.4%		127,273,318
Other Assets, less Liabilities (0.4)%		(558,766)

Net Assets 100.0%		$126,714,552

See Abbreviations on page FLG-19.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security was issued on a discount basis with no stated coupon rate.

FLG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Large Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 64,674,012
Cost - Unaffiliated repurchase agreements	148,654

Value - Unaffiliated issuers	$127,124,664
Value - Unaffiliated repurchase agreements	148,654
Receivables:
Capital shares sold	281
Dividends	16,242
Other assets	83

Total assets	127,289,924

Liabilities:
Payables:
Investment securities purchased	322,541
Capital shares redeemed	66,203
Management fees	80,034
Distribution fees	53,281
Reports to shareholders	30,958
Accrued expenses and other liabilities	22,355

Total liabilities	575,372

Net assets, at value	$126,714,552

Net assets consist of:
Paid-in capital	$ 59,223,017
Undistributed net investment income (loss)	(226,787)
Net unrealized appreciation (depreciation)	62,450,652
Accumulated net realized gain (loss)	5,267,670

Net assets, at value	$126,714,552

Class 1:
Net assets, at value	$ 1,213,875

Shares outstanding	55,729

Net asset value and maximum offering price per share	$21.78

Class 2:

Net assets, at value	$125,500,677

Shares outstanding	5,906,456

Net asset value and maximum offering price per share	$21.25

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Large Cap Growth VIP Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 435,400
Interest:
Unaffiliated issuers	14,409

Total investment income	449,809

Expenses:
Management fees (Note 3a)	469,341
Distribution fees: (Note 3c)
Class 2	154,968
Custodian fees (Note 4)	589
Reports to shareholders	27,022
Professional fees	18,993
Trustees’ fees and expenses	299
Other	5,446

Total expenses	676,658
Expense reductions (Note 4)	(62)

Net expenses	676,596

Net investment income (loss)	(226,787)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	5,294,572
Foreign currency transactions	145

Net realized gain (loss)	5,294,717

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	8,807,301

Net realized and unrealized gain (loss)	14,102,018

Net increase (decrease) in net assets resulting from operations	$13,875,231

FLG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (226,787)	$ (473,904)
Net realized gain (loss)	5,294,717	10,317,956
Net change in unrealized appreciation (depreciation)	8,807,301	20,237,623

Net increase (decrease) in net assets resulting from operations	13,875,231	30,081,675

Distributions to shareholders from:
Net investment income:
Class 1	—	(9,601)
Class 2	—	(751,572)
Net realized gains:
Class 1	(89,524)	(77,085)
Class 2	(9,610,684)	(9,605,025)

Total distributions to shareholders	(9,700,208)	(10,443,283)

Capital share transactions: (Note 2)
Class 1	79,446	49,428
Class 2	2,492,603	(13,631,397)

Total capital share transactions	2,572,049	(13,581,969)

Net increase (decrease) in net assets	6,747,072	6,056,423
Net assets:
Beginning of period	119,967,480	113,911,057

End of period	$126,714,552	$119,967,480

Undistributed net investment income (loss) included in net assets:
End of period	$ (226,787)	$ —

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Large Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 70.3% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FLG-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 29, 2018.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Semiannual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

d.  Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized ( without par value ). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares issued in reinvestment of distributions	3,993	$89,524	4,592	$86,686
Shares redeemed	(454)	(10,078)	(1,833)	(37,258)

Net increase (decrease)	3,539	$79,446	2,759	$49,428

Class 2 Shares:
Shares sold	401,811	$8,938,769	325,624	$6,237,303
Shares issued in reinvestment of distributions	439,446	9,610,684	559,816	10,356,597
Shares redeemed	(738,592)	(16,056,850)	(1,547,426)	(30,225,297)

Net increase (decrease)	102,665	$2,492,603	(661,986)	$(13,631,397)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.750% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2018, these purchase and sale transactions aggregated $93,292 and $0, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$64,849,199

Unrealized appreciation	$63,205,054
Unrealized depreciation	(780,935)

Net unrealized appreciation (depreciation)	$62,424,119

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $14,344,806 and $20,560,146, respectively.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$127,124,664	$—	$—	$127,124,664
Short Term Investments	—	148,654	—	148,654

Total Investments in Securities	$127,124,664	$148,654	$—	$127,273,318

aFor detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

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Franklin Mutual Global Discovery VIP Fund

This semiannual report for Franklin Mutual Global Discovery VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -1.52% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in US and foreign equity securities that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, posted a +0.76% total return and the

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Standard & Poor’s® 500 Index generated a +2.65% total return for the same period.1

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption.

The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.3

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

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arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017.

As investors entered 2018, overall US equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and abroad. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of synchronized global growth.

Top 10 Sectors/Industries

6/30/18

% of Total Net Assets
Banks	12.1%
Oil, Gas & Consumable Fuels	9.3%
Pharmaceuticals	9.2%
Insurance	8.4%
Media	5.4%
Software	4.7%
Health Care Equipment & Supplies	4.6%
Tobacco	3.2%
Communications Equipment	2.7%
Automobiles	2.6%

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an environment, we believe domestically oriented companies may fare relatively better.

In Asia, we have said for some time that China needs to address the high level of corporate leverage, and the People’s Bank of China has recently mandated that much of the debt residing in the shadow banking market be brought back onto bank balance sheets. The resulting burden may impair bank earnings in the short term, which, in our view, is underappreciated by many investors and could create some investment opportunities. Meanwhile, Japan’s government has proposed further amendments to its Corporate Governance Code. We believe the proposals have the potential to drive further improvements in capital allocation and operating discipline, which have long been a concern of investors. We have become more interested in finding opportunities to take advantage of this emerging trend.

Mergers and acquisitions (M&A) have remained active. In the first half of 2018, the market received some clarity regarding the regulatory environment when a federal judge ruled in favor

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of AT&T and Time Warner4, and against the US Department of Justice (DOJ) in its antitrust lawsuit. The judge decided that the DOJ had failed to show that the merger would be anti-competitive, and the deal closed promptly after the opinion was released. In response, the shares of companies involved in several other pending deals traded higher, indicating a higher expected probability of closing. The market also saw the development of a bidding war between The Walt Disney Company and Comcast5 for control of Twenty-First Century Fox5 and Sky. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the Time Warner decision, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult due in part to the decline in debt covenants, which include terms that restrict financial activities by the borrower or set parameters for specific financial metrics. The search is also complicated by private equity firms involved in leveraged buyout transactions using increasingly liberal interpretations of credit agreements and bond indentures to potentially shift valuable assets beyond the reach of creditors. We have directed much of our focus on out-of-favor industries in pursuit of securities with the potential to benefit most from liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Turning to Fund performance, top contributors included UK-based pharmaceutical company GlaxoSmithKline, Netherlands-based Koninklijke Philips and Finland-based global communications and information technology provider Nokia.

Investors reacted positively to GlaxoSmithKline’s March announcements that it had pulled out of the auction for Pfizer’s5 consumer health business and agreed to buy Novartis

Top 10 Holdings

6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC	2.8%
Health Care Equipment & Supplies, U.S.
Novartis AG	2.5%
Pharmaceuticals, Switzerland
Eli Lilly & Co.	2.4%
Pharmaceuticals, U.S.
Royal Dutch Shell PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.
Merck & Co. Inc.	2.2%
Pharmaceuticals, U.S.
British American Tobacco PLC	2.2%
Tobacco, U.K.
GlaxoSmithKline PLC	2.1%
Pharmaceuticals, U.K.
The Walt Disney Co.	2.0%
Media, U.S.
NN Group NV	1.9%
Insurance, Netherlands
Citizens Financial Group Inc.	1.9%
Banks, U.S.

out of its consumer health care joint venture for $13 billion. In our view, not purchasing the Pfizer consumer business at a high price demonstrated capital discipline and the ability to exercise restraint by not overpaying for strategically desirable assets, thus enhancing management credibility. In addition, not consummating the Pfizer consumer-asset deal eliminated concerns around a potential cut to the dividend to finance the deal, which had been a serious concern for investors. Also, investors have become more willing to give Glaxo some credit for research and development returns improving under the new management team.

Koninklijke Philips is near the end of its restructuring efforts. In line with our initial investment thesis, the company has almost fully pivoted its business model from being an industrial conglomerate to becoming a focused health care technology company. In April, Philips reported better-than-expected results, particularly strong order growth overall and sales growth within its diagnostics and treatment business. Recent positive results have increased our confidence in management’s ability to deliver on its long-term strategy and targets.

Nokia announced solid fourth quarter and full-year 2017 results in February 2018, particularly better-than-expected profits for

4. Not held at period-end.

5. Not a Fund holding.

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2017 and significant improvement in cash flow. Management also issued a new earnings target for 2020 that was higher than many investors had anticipated. Subsequent quarterly results issued in April 2018 were weaker than expected, but management emphasized the company’s strong levels of new and existing orders and indicated that sales for full-year 2018 could exceed its previous guidance. We believe Nokia is serious about cutting costs and improving cash flow following its acquisition of Alcatel in 2016 to increase its dividend in 2018 and stay on course to reach its 2020 earnings target.

During the period under review, Fund investments that detracted from performance included British American Tobacco, US-based industrials company General Electric (GE) and US-based digital security and storage provider Symantec.

British American Tobacco’s stock price faced downward pressure due to the potential for additional regulation in the US and concerns regarding next generation products. In March 2018, the US Food and Drug Administration issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years before a rule is adopted in the marketplace. Meanwhile, JUUL, produced by JUUL Labs5 has emerged as a popular e-cigarette in the US. JUUL’s growth rate is high and its product is popular with young consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry.

In January 2018, General Electric (GE) announced a greater-than-expected $6.2 billion after-tax charge related to its insurance subsidiary at GE Capital. Management also moved ahead with what amounts to a breakup of GE. In May 2018, the company announced the merger of its transportation operations into Wabtec5, and in June 2018 it announced a plan to spin off its health care division and divest its stake in oil-services firm Baker Hughes. Once completed, we believe the moves will streamline GE and enable the company to reduce debt and build up a cash buffer, as well as help management better focus on its key aviation, power and renewable energy divisions.

Shares of Symantec tumbled in May 2018 when the company disclosed an internal investigation resulting from concerns raised by a former employee that could result in a restatement of prior financials, as well as lowered earnings guidance. The stock partially recovered when Symantec’s management provided more information regarding the investigation and reassured investors that financial statements would likely not need to be restated.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$984.80	$6.05	$1,018.70	$6.16	1.23%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.38	$20.22	$19.85	$22.61	$23.31	$20.55

Income from investment operations[a]:

Net investment income[b]	0.23	0.47	0.41	0.37	0.68 [c]	0.46

Net realized and unrealized gains (losses)	(0.51)	1.29	1.92	(1.17)	0.76	5.03

Total from investment operations	(0.28)	1.76	2.33	(0.80)	1.44	5.49

Less distributions from:

Net investment income	—	(0.42)	(0.39)	(0.69)	(0.57)	(0.58)

Net realized gains	—	(1.18)	(1.57)	(1.27)	(1.57)	(2.15)

Total distributions	—	(1.60)	(1.96)	(1.96)	(2.14)	(2.73)

Net asset value, end of period	$20.10	$20.38	$20.22	$19.85	$22.61	$23.31

Total return[d]	(1.37)%	8.99%	12.32%	(3.39)%	5.98%	27.95%

Ratios to average net assets[e]

Expenses[f,g]	0.98% [h]	1.01% [h]	1.01% [h]	1.02% [h]	1.00%	0.97%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	2.26%	2.29%	2.10%	1.71%	2.85% [c]	2.13%

Supplemental data

Net assets, end of period (000’s)	$3,580	$3,189	$3,084	$2,632	$2,313	$2,465

Portfolio turnover rate	16.69%	17.49%	17.54%	21.88%	22.18%	15.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

MGD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.80	$19.69	$19.37	$22.11	$22.84	$20.17

Income from investment operations[a]:

Net investment income[b]	0.20	0.41	0.35	0.32	0.60 [c]	0.42

Net realized and unrealized gains (losses)	(0.50)	1.25	1.87	(1.16)	0.75	4.92

Total from investment operations	(0.30)	1.66	2.22	(0.84)	1.35	5.34

Less distributions from:

Net investment income	—	(0.37)	(0.33)	(0.63)	(0.51)	(0.52)

Net realized gains	—	(1.18)	(1.57)	(1.27)	(1.57)	(2.15)

Total distributions	—	(1.55)	(1.90)	(1.90)	(2.08)	(2.67)

Net asset value, end of period	$19.50	$19.80	$19.69	$19.37	$22.11	$22.84

Total return[d]	(1.52)%	8.71%	12.06%	(3.65)%	5.71%	27.61%

Ratios to average net assets[e]

Expenses[f,g]	1.23% [h]	1.26% [h]	1.26% [h]	1.27% [h]	1.25%	1.22%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	2.01%	2.04%	1.85%	1.46%	2.60% [c]	1.88%

Supplemental data

Net assets, end of period (000’s)	$588,113	$631,179	$630,397	$629,366	$685,711	$684,780

Portfolio turnover rate	16.69%	17.49%	17.54%	21.88%	22.18%	15.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.17	$20.02	$19.66	$22.39	$23.10	$20.38

Income from investment operations[a]:

Net investment income[b]	0.19	0.40	0.34	0.30	0.61 [c]	0.40

Net realized and unrealized gains (losses)	(0.50)	1.27	1.89	(1.17)	0.73	4.97

Total from investment operations	(0.31)	1.67	2.23	(0.87)	1.34	5.37

Less distributions from:

Net investment income	—	(0.34)	(0.30)	(0.59)	(0.48)	(0.50)

Net realized gains	—	(1.18)	(1.57)	(1.27)	(1.57)	(2.15)

Total distributions	—	(1.52)	(1.87)	(1.86)	(2.05)	(2.65)

Net asset value, end of period	$19.86	$20.17	$20.02	$19.66	$22.39	$23.10

Total return[d]	(1.54)%	8.61%	11.91%	(3.74)%	5.60%	27.52%

Ratios to average net assets[e]

Expenses[f,g]	1.33% [h]	1.36% [h]	1.36% [h]	1.37% [h]	1.35%	1.32%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	1.91%	1.94%	1.75%	1.36%	2.50% [c]	1.78%

Supplemental data

Net assets, end of period (000’s)	$36,558	$41,713	$45,262	$49,054	$59,961	$70,354

Portfolio turnover rate	16.69%	17.49%	17.54%	21.88%	22.18%	15.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Mutual Global Discovery VIP Fund

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests 87.8%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	755,507	$6,453,269

Auto Components 0.5%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	424,073	9,643
[a,b,c] International Automotive Components Group North America LLC	United States	4,052,916	1,213,398
Toyo Tire & Rubber Co. Ltd.	Japan	136,700	2,001,813

			3,224,854

Automobiles 1.1%
General Motors Co.	United States	175,900	6,930,460

Banks 12.1%
Barclays PLC	United Kingdom	1,564,265	3,904,302
BNP Paribas SA	France	106,195	6,599,439
CIT Group Inc.	United States	136,169	6,864,279
Citigroup Inc.	United States	162,150	10,851,078
Citizens Financial Group Inc.	United States	303,023	11,787,595
First Horizon National Corp.	United States	353,473	6,305,958
HSBC Holdings PLC	United Kingdom	438,755	4,117,937
JPMorgan Chase & Co.	United States	42,286	4,406,201
Societe Generale SA	France	157,880	6,661,740
Standard Chartered PLC	United Kingdom	442,523	4,047,526
Wells Fargo & Co.	United States	192,020	10,645,589

			76,191,644

Building Products 0.9%
Johnson Controls International PLC	United States	162,300	5,428,935

Capital Markets 1.2%
Credit Suisse Group AG	Switzerland	191,359	2,888,547
Deutsche Bank AG	Germany	207,029	2,230,639
Guotai Junan Securities Co. Ltd.	China	1,275,797	2,712,230

			7,831,416

Communications Equipment 2.7%
Cisco Systems Inc.	United States	169,680	7,301,330
Nokia OYJ, A	Finland	611,269	3,520,888
Nokia OYJ, ADR	Finland	1,095,886	6,301,345

			17,123,563

Construction Materials 0.9%
LafargeHolcim Ltd., B	Switzerland	121,811	5,950,339

Consumer Finance 1.3%
Ally Financial Inc.	United States	93,416	2,454,039
Capital One Financial Corp.	United States	60,788	5,586,417

			8,040,456

Containers & Packaging 0.5%
International Paper Co.	United States	63,500	3,307,080

Diversified Financial Services 0.8%
Voya Financial Inc.	United States	101,650	4,777,550

Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 2.4%
AT&T Inc.	United States	207,839	$6,673,710
Koninklijke KPN NV	Netherlands	3,049,719	8,302,115

			14,975,825

Electric Utilities 2.1%
Enel SpA	Italy	1,746,880	9,708,881
PG&E Corp.	United States	79,400	3,379,264

			13,088,145

Energy Equipment & Services 0.9%
Baker Hughes a GE Co., A	United States	178,964	5,911,181

Food & Staples Retailing 1.1%
[a] Rite Aid Corp.	United States	391,098	676,599
Walgreens Boots Alliance Inc.	United States	102,904	6,175,784

			6,852,383

Health Care Equipment & Supplies 4.6%
Koninklijke Philips NV	Netherlands	262,635	11,176,997
Medtronic PLC	United States	204,810	17,533,784

			28,710,781

Health Care Providers & Services 1.0%
CVS Health Corp.	United States	97,591	6,279,981

Hotels, Restaurants & Leisure 2.3%
Accor SA	France	226,617	11,125,550
Sands China Ltd.	Hong Kong	648,800	3,468,900

			14,594,450

Independent Power & Renewable Electricity Producers 0.8%
[a] Vistra Energy Corp.	United States	199,533	4,720,951

Industrial Conglomerates 1.8%
General Electric Co.	United States	823,100	11,202,391

Insurance 8.4%
Alleghany Corp.	United States	2,730	1,569,668
American International Group Inc.	United States	177,333	9,402,196
China Pacific Insurance Group Co. Ltd., H	China	1,281,108	4,955,567
Chubb Ltd.	United States	46,866	5,952,919
The Hartford Financial Services Group Inc.	United States	161,696	8,267,517
MetLife Inc.	United States	67,226	2,931,054
NN Group NV	Netherlands	294,248	11,977,457
RSA Insurance Group PLC	United Kingdom	501,149	4,496,387
T&D Holdings Inc.	Japan	199,721	3,003,167

			52,555,932

IT Services 1.6%
Cognizant Technology Solutions Corp., A	United States	130,860	10,336,631

Media 5.4%
[a] Charter Communications Inc., A	United States	30,386	8,909,479
[a] Cumulus Media Inc., A	United States	9,615	144,225
[a] Cumulus Media Inc., B	United States	14,335	225,776
[a] DISH Network Corp., A	United States	139,003	4,671,891
Sky PLC	United Kingdom	403,819	7,793,936

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Media (continued)
The Walt Disney Co.	United States	118,700	$12,440,947

			34,186,254

Metals & Mining 1.2%
Freeport-McMoRan Inc.	United States	163,070	2,814,588
thyssenkrupp AG	Germany	159,357	3,876,366
Warrior Met Coal Inc.	United States	37,173	1,024,860

			7,715,814

Oil, Gas & Consumable Fuels 9.3%
Anadarko Petroleum Corp.	United States	62,642	4,588,526
BP PLC	United Kingdom	925,213	7,065,879
Crescent Point Energy Corp.	Canada	670,900	4,931,437
JXTG Holdings Inc.	Japan	669,532	4,658,508
Kinder Morgan Inc.	United States	428,870	7,578,133
Marathon Oil Corp.	United States	268,828	5,607,752
Plains All American Pipeline LP	United States	169,000	3,995,160
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	237,549	8,262,377
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	6,228,859
The Williams Cos. Inc.	United States	196,601	5,329,853

			58,246,484

Pharmaceuticals 9.2%
Eli Lilly & Co.	United States	176,580	15,067,571
GlaxoSmithKline PLC	United Kingdom	670,728	13,550,408
Merck & Co. Inc.	United States	229,318	13,919,603
Novartis AG, ADR	Switzerland	205,621	15,532,610

			58,070,192

Semiconductors & Semiconductor Equipment 0.6%
[a] Renesas Electronics Corp.	Japan	386,368	3,790,558

Software 4.7%
[a] Avaya Holdings Corp., wts., 12/15/22	United States	5,179	23,953
[a] Check Point Software Technologies Ltd.	Israel	107,967	10,546,216
[a] Dell Technologies Inc., V	United States	33,415	2,826,241
Microsoft Corp.	United States	97,236	9,588,442
Symantec Corp.	United States	305,861	6,316,030

			29,300,882

Specialty Retail 0.5%
Dufry AG	Switzerland	23,184	2,958,863

Technology Hardware, Storage & Peripherals 2.5%
Hewlett Packard Enterprise Co.	United States	298,680	4,363,715
Samsung Electronics Co. Ltd.	South Korea	267,805	11,200,559

			15,564,274

Tobacco 3.2%
Altria Group Inc.	United States	107,584	6,109,696
British American Tobacco PLC	United Kingdom	188,332	9,525,640
British American Tobacco PLC, ADR	United Kingdom	83,985	4,237,043

			19,872,379

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

	Country	Shares/ Units/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Wireless Telecommunication Services 1.2%
Vodafone Group PLC	United Kingdom	3,096,235	$7,516,193

Total Common Stocks and Other Equity Interests (Cost $467,437,257)			551,710,110

Management Investment Companies (Cost $3,414,383) 0.6%
Diversified Financial Services 0.6%
[a] Altaba Inc.	United States	52,100	3,814,241

Preferred Stocks (Cost $10,006,188) 1.5%
Automobiles 1.5%
[d] Volkswagen AG, 2.784%, pfd	Germany	54,800	9,105,718

		Principal Amount
Corporate Notes and Senior Floating Rate Interests 1.4%
[e,f] Cumulus Media New Holdings Inc., Term Loan, 6.60%, (1-month USD LIBOR + 4.50%),
5/13/22	United States	$1,864,393	1,856,236
Frontier Communications Corp., senior note, 10.50%, 9/15/22	United States	3,610,000	3,294,125
senior note, 11.00%, 9/15/25	United States	4,065,000	3,271,106

Total Corporate Notes and Senior Floating Rate Interests (Cost $8,828,592)			8,421,467

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.7%
[b,c,g] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
[g] iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	3,952,800
[e,f] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	6,889,154	5,272,786
[e,f] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	2,213,880	1,693,873

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $13,981,307)			10,919,459

		Shares
Companies in Liquidation 0.0%†
[a,b,h] Avaya Holdings Corp., Contingent Distribution	United States	1,270,000	—
[a,b,h] Avaya Inc., Contingent Distribution	United States	1,668,000	—
[a,b] NewPage Corp., Litigation Trust	United States	4,854,000	—
[a,b,h] Tribune Media, Litigation Trust, Contingent Distribution	United States	57,557	—
[a,h] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	11,807,264	95,934
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	199,534	129,697

Total Companies in Liquidation (Cost $1,209,024)			225,631

Total Investments before Short Term Investments (Cost $504,876,751)			584,196,626

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

	Country	Principal Amount	Value

Short Term Investments 6.6%

U.S. Government and Agency Securities 6.6%
[i] FHLB, 7/02/18	United States	$15,800,000	$15,800,000
[i] U.S. Treasury Bill, [j]11/15/18	United States	3,000,000	2,977,390
7/05/18 - 12/20/18	United States	23,000,000	22,901,181

Total U.S. Government and Agency Securities (Cost $41,672,768)			41,678,571

Total Investments (Cost $546,549,519) 99.6%			625,875,197
Securities Sold Short (0.6)%			(3,479,801)
Other Assets, less Liabilities 1.0%			5,855,302

Net Assets 100.0%			$628,250,698

		Shares
[k] Securities Sold Short (Proceeds $3,292,003) (0.6)%
Common Stocks (0.6)%
Internet Software & Services (0.6)%
Alibaba Group Holding Ltd., ADR	China	18,756	(3,479,801)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSee Note 7 regarding credit risk and defaulted securities.

hContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2018, the value of this security pledged amounted to $1,905,529, representing 0.3% of net assets.

kSee Note 1(d) regarding securities sold short.

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	208	$30,514,900	9/17/18	$312,029
GBP/USD	Short	232	19,192,200	9/17/18	292,484

Total Futures Contracts					$604,513

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Swiss Franc	BONY	Buy	40,459	$40,724	7/09/18	$162	$—
Swiss Franc	UBSW	Buy	115,441	117,519	7/09/18	—	(859)
Swiss Franc	UBSW	Buy	125,008	126,121	7/09/18	208	—
Swiss Franc	UBSW	Sell	3,135,375	3,153,571	7/09/18	—	(14,931)
South Korean Won	HSBK	Buy	842,189,044	772,672	7/13/18	—	(17,331)
South Korean Won	HSBK	Sell	13,428,910,227	12,381,489	7/13/18	337,408	—
British Pound	HSBK	Sell	18,370,701	24,391,240	8/14/18	79,139	—
Euro	BOFA	Buy	955,931	1,114,289	8/20/18	7,041	—
Euro	BONY	Buy	69,519	80,568	8/20/18	980	—
Euro	HSBK	Buy	1,824,794	2,122,779	8/20/18	17,749	—
Euro	HSBK	Sell	2,921,872	3,419,359	8/20/18	—	(8,069)
Euro	SSBT	Buy	173,797	202,357	8/20/18	1,511	—
Euro	UBSW	Sell	57,020,253	66,711,415	8/20/18	—	(174,752)
Japanese Yen	HSBK	Sell	342,621,375	3,115,179	8/20/18	8,656	—
Japanese Yen	UBSW	Buy	2,296,792	20,809	8/20/18	16	—
Japanese Yen	UBSW	Buy	7,888,979	72,123	8/20/18	—	(594)

Total Forward Exchange Contracts						$452,870	$(216,536)

Net unrealized appreciation (depreciation)						$236,334

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page MGD-31.

MGD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Mutual Global Discovery VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$546,549,519

Value - Unaffiliated issuers	$625,875,197
Cash	167,863
Foreign currency, at value (cost $486,892)	490,011
Receivables:
Investment securities sold	1,417,692
Capital shares sold	72,291
Dividends and interest	1,984,889
European Union tax reclaims	276,406
Deposits with brokers for:
Securities sold short	3,667,277
Futures contracts	939,220
Unrealized appreciation on OTC forward exchange contracts	452,870
Other assets	97,205

Total assets	635,440,921

Liabilities:
Payables:
Investment securities purchased	1,730,530
Capital shares redeemed	379,114
Management fees	459,688
Distribution fees	274,829
Variation margin on futures contracts	472,150
Securities sold short, at value (proceeds $3,292,003)	3,479,801
Unrealized depreciation on OTC forward exchange contracts	216,536
Accrued expenses and other liabilities	177,575

Total liabilities	7,190,223

Net assets, at value	$628,250,698

Net assets consist of:
Paid-in capital	$476,517,314
Undistributed net investment income	20,638,004
Net unrealized appreciation (depreciation)	79,956,558
Accumulated net realized gain (loss)	51,138,822

Net assets, at value	$628,250,698

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$ 3,579,943

Shares outstanding	178,148

Net asset value and maximum offering price per share	$20.10

Class 2:
Net assets, at value	$588,112,670

Shares outstanding	30,157,648

Net asset value and maximum offering price per share	$19.50

Class 4:
Net assets, at value	$ 36,558,085

Shares outstanding	1,841,161

Net asset value and maximum offering price per share	$19.86

MGD-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Mutual Global Discovery VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 9,631,953
Interest:
Unaffiliated issuers	857,831
Income from securities loaned (net of fees and rebates)	96,221

Total investment income	10,586,005

Expenses:
Management fees (Note 3a)	3,005,223
Distribution fees: (Note 3c)
Class 2	765,046
Class 4	68,221
Custodian fees (Note 4)	12,690
Reports to shareholders	77,979
Professional fees	72,769
Trustees’ fees and expenses	1,697
Dividends on securities sold short	24,066
Other	18,666

Total expenses	4,046,357
Expense reductions (Note 4)	(1,461)
Expenses waived/paid by affiliates (Note 3e)	(4,024)

Net expenses	4,040,872

Net investment income	6,545,133

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	40,448,815
Foreign currency transactions	(220,675)
Forward exchange contracts	3,072,755
Futures contracts	582,723
Securities sold short	134,695

Net realized gain (loss)	44,018,313

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(62,149,576)
Translation of other assets and liabilities denominated in foreign currencies	(45,523)
Forward exchange contracts	1,217,399
Futures contracts	1,305,791
Securities sold short	(229,748)

Net change in unrealized appreciation (depreciation)	(59,901,657)

Net realized and unrealized gain (loss)	(15,883,344)

Net increase (decrease) in net assets resulting from operations	$ (9,338,211)

*Foreign taxes withheld on dividends	$ 650,433

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 6,545,133	$ 13,954,122
Net realized gain (loss)	44,018,313	10,878,079
Net change in unrealized appreciation (depreciation)	(59,901,657)	32,155,121

Net increase (decrease) in net assets resulting from operations	(9,338,211)	56,987,322

Distributions to shareholders from:
Net investment income:
Class 1	—	(66,311)
Class 2	—	(11,249,921)
Class 4	—	(685,349)
Net realized gains:
Class 1	—	(186,112)
Class 2	—	(35,820,607)
Class 4	—	(2,371,329)

Total distributions to shareholders	—	(50,379,629)

Capital share transactions: (Note 2)
Class 1	446,978	82,438
Class 2	(34,303,146)	(5,225,517)
Class 4	(4,636,255)	(4,126,123)

Total capital share transactions	(38,492,423)	(9,269,202)

Net increase (decrease) in net assets	(47,830,634)	(2,661,509)
Net assets:
Beginning of period	676,081,332	678,742,841

End of period	$628,250,698	$676,081,332

Undistributed net investment income included in net assets:
End of period	$ 20,638,004	$ 14,092,871

MGD-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 46.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

MGD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had OTC derivatives in a net liability position of $190,912 and the aggregate value of collateral pledged for such contracts was $0.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2018, the Fund received $931,625 in United Kingdom Treasury Bonds and U.S. Treasury Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required

Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Securities Sold Short (continued)

to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	30,209	$621,633	22,957	$477,994
Shares issued in reinvestment of distributions	—	—	12,814	252,423
Shares redeemed	(8,579)	(174,655)	(31,768)	(647,979)

Net increase (decrease)	21,630	$446,978	4,003	$82,438

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	547,473	$10,899,828	1,826,753	$36,854,231
Shares issued in reinvestment of distributions	—	—	2,456,708	47,070,528
Shares redeemed	(2,268,545)	(45,202,974)	(4,417,680)	(89,150,276)

Net increase (decrease)	(1,721,072)	$(34,303,146)	(134,219)	$(5,225,517)

Class 4 Shares:
Shares sold	18,384	$363,219	74,244	$1,535,006
Shares issued in reinvestment of distributions	—	—	156,592	3,056,678
Shares redeemed	(245,361)	(4,999,474)	(423,086)	(8,717,807)

Net increase (decrease)	(226,977)	$(4,636,255)	(192,250)	$(4,126,123)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

MGD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

Prior to May 1, 2018, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.919% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	—	32,695,000	(32,695,000)	—	$—	$ —	$ —	$ —

Semiannual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$544,261,714

Unrealized appreciation	$133,124,321
Unrealized depreciation	(54,148,247)

Net unrealized appreciation (depreciation)	$78,976,074

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2018, aggregated $103,932,974 and $147,388,457, respectively.

7.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $10,919,459, representing 1.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	9,643
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	1,213,398

	Total Restricted Securities (Value is 0.2% of Net Assets)		$3,529,938	$1,223,041

9.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$604,513	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	452,870		Unrealized depreciation on OTC forward exchange contracts	216,536
Totals		$1,057,383			$216,536

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$3,072,755	Forward exchange contracts	$1,217,399
	Futures contracts	582,723	Futures contracts	1,305,791
Totals		$3,655,478		$2,523,190

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $51,905,207. The average month end contract value of forward exchange contracts was $133,864,413.

See Note 1(c) regarding derivative financial instruments.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

10.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$2,001,813	$—	$1,223,041		$3,224,854
Media	33,960,478	225,776	—		34,186,254
Software	29,276,929	23,953	—		29,300,882
All Other Equity Investments	497,918,079	—	—		497,918,079
Corporate Notes and Senior Floating Rate Interests	—	8,421,467	—		8,421,467
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	10,919,459	—	[c]	10,919,459
Companies in Liquidation	—	225,631	—	[c]	225,631
Short Term Investments	25,878,571	15,800,000	—		41,678,571

Total Investments in Securities	$589,035,870	$35,616,286	$1,223,041		$625,875,197

Other Financial Instruments:
Futures Contracts	$604,513	$—	$—		$604,513
Forward Exchange Contracts	—	452,870	—		452,870

Total Other Financial Instruments	$604,513	$452,870	$—		$1,057,383

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Securities Sold Short	$3,479,801	$—	$—	$3,479,801
Forward Exchange Contracts	—	216,536	—	216,536

Total Other Financial Instruments	$3,479,801	$216,536	$—	$3,696,337

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks, management investment companies as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At June 30, 2018, the reconciliation of assets is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$2,684,499		$—	$—	$—	$—	$—	$—	$(1,461,458)	$1,223,041		$(1,461,458)
Diversified Financial Services	4,224,121		—	(4,153,225)	—	—	—	(1,276,775)	1,205,879	—		—
Software	8,810		—	—	—	(19,836)	—	—	11,026	—		—
Companies in Liquidation	136,964	[c]	—	(1,162)	—	(118,073)	—	1,162	(18,891)	—	[c]	—

Total Investments in Securities	$7,054,394		$—	$(4,154,387)	$—	$(137,909)	$—	$(1,275,613)	$(263,444)	$1,223,041		$(1,461,458)

aThe investments were transferred out of Level 3 as a result of the availability of other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	FHLB	Federal Home Loan Bank
HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate
SSBT	State Street Bank and Trust Co., N.A.			TRA	Tax Receivable Agreement Right
UBSW	UBS AG

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Franklin Mutual Shares VIP Fund

This semiannual report for Franklin Mutual Shares VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -0.69% total return for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +2.65% total return for the period under review.1

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI All Country World Index (ACWI). During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.3

Top 10 Sectors/Industries

6/30/18

% of Total Net Assets
Banks	10.1%
Oil, Gas & Consumable Fuels	8.8%
Pharmaceuticals	7.9%
Media	7.4%
Insurance	7.3%
Software	5.2%
Tobacco	3.6%
Health Care Equipment & Supplies	3.5%
Communications Equipment	3.2%
Food & Staples Retailing	2.7%

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

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it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

In the first half of 2018, positive corporate fundamentals were overshadowed by political and economic concerns. Corporate profits in the US and other developed markets continued their impressive year-over-year pace of growth. In the US and other developed markets, economic activity moderated during the first quarter, but appeared to have recovered during the second quarter. Financial markets were also aided by improved industrial commodity prices, most notably crude oil. Nonetheless, investor sentiment became less upbeat and volatility returned to financial markets, after an historically calm 2017.

As investors entered 2018, overall US equity market valuations (e.g., price-to-earnings, price-to-book or price-to-sales) were elevated relative to most historical benchmarks. The uneven equity market performance during the period and the strong pace of corporate earnings growth helped to reduce valuations somewhat. At the same time, the rise in volatility provided us with select opportunities to initiate or add to positions in companies that we believed were trading at undeservedly discounted prices.

A further escalation of trade-related rhetoric and tariffs, in our view, could have important consequences for the US and abroad. We have already begun to see disruptions to global supply chains and added pressure on China’s financial and credit markets. Additional tariffs imposed by the US and its trading partners could rattle business confidence, curb corporate earnings growth, undermine favorable fundamentals in specific industries, provoke further financial market volatility and raise uncertainty regarding the solid pace of synchronized global growth.

Europe’s equity market overall was still trading at an attractively lower price-to-earnings multiple and higher dividend yield than the US equity market at period-end. However, in addition to trade tensions, we are paying close attention to Brexit negotiations, Italy’s new populist government, a potentially fraying relationship between Germany’s two conservative parties and the future of the international nuclear deal with Iran. As of period-end, we still believe Europe’s economic recovery is fairly resilient, but any of the aforementioned challenges has the potential to fuel volatility and even slow economic growth. In such an environment, we believe domestically oriented companies may fare relatively better.

Mergers and acquisitions (M&A) have remained active. In the first half of 2018, the market received some clarity regarding the regulatory environment when a federal judge ruled in favor of AT&T and Time Warner4, and against the US Department of Justice (DOJ) in its antitrust lawsuit. The judge decided that the DOJ had failed to show that the merger would be anti-competitive, and the deal closed promptly after the opinion was released. In response, the shares of companies involved in several other pending deals traded higher, indicating a higher expected probability of closing. The market also saw the development of a bidding war between The Walt Disney Company and Comcast for control of Twenty-First Century Fox and Sky. As the year began, Disney had a deal to buy Fox and Fox had an offer pending to acquire the 61% of Sky it did not own. Comcast subsequently launched bids for both companies, and when Fox raised its bid for Sky, Comcast promptly raised its bid to a higher level. Comcast has indicated it will not bid further for Fox and, while Fox could raise its bid for Sky, it appears most likely that Comcast will purchase Sky. This bidding war showed the ongoing uncertainty in media, in which major media firms believe they need even more scale to compete with internet rivals that are experiencing significant growth. We expect ongoing activity in M&A markets and, with the increased regulatory clarity provided by the Time Warner decision, further opportunities in merger arbitrage.

Finding mispriced risk in credit markets remains difficult due in part to the decline in debt covenants, which include terms that restrict financial activities by the borrower or set parameters for specific financial metrics. The search is also complicated by private equity firms involved in leveraged buyout transactions using increasingly liberal interpretations of credit agreements and bond indentures to potentially shift valuable assets beyond the reach of creditors. We have directed

4. Not held at period-end.

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much of our focus on out-of-favor industries in pursuit of securities with the potential to benefit most from liquidity-enhancing events, such as asset sales, the ability to issue secured debt within existing agreements, and free-cash flow that could buy time for a company to weather its financial storm.

Turning to Fund performance, top positive contributors included US-based oil and gas exploration and production company Anadarko Petroleum, multinational software company Microsoft and global insurer XL Group.

Shares of Anadarko Petroleum were supported by rising crude oil prices, and continued disciplined capital allocation by management. Oil prices rose through the period, and in May 2018, Anadarko announced it would accelerate the completion of an existing $3 billion share buyback plan and consider further buybacks if the favorable operating environment persists and drives further increases in its free cash flow.

Microsoft continued to reap the rewards of its rapidly growing cloud computing business and its effort to move Microsoft Office software clients to its subscription-based services. In February and April 2018, Microsoft reported solid quarterly growth in revenues and earnings per share. The company also increased its operating margin estimate for 2018. We believe Microsoft’s cloud computing and subscription-based services can continue to grow at a strong pace, which may further lift its operating margin.

Shares of XL Group, a global insurance and reinsurance company, jumped in early March 2018 when it agreed to be acquired by French insurer AXA5. AXA has the ability to fully finance the acquisition from its current financial resources. In late March, the US Federal Trade Commission granted antitrust clearance and we believe other needed regulatory approvals are likely to be received.

During the period under review, Fund investments that detracted from performance included British American Tobacco, digital security and storage provider Symantec and US-based industrials company General Electric (GE).

British American Tobacco’s stock price faced downward pressure due to the potential for additional regulation in the US and concerns regarding next generation products. In March 2018, the US Food and Drug Administration issued an Advance Notice of Proposed Rulemaking, which started the process of examining the possibility of regulating nicotine

Top 10 Holdings

6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC	3.5%
Health Care Equipment & Supplies, U.S.
Merck & Co. Inc.	3.0%
Pharmaceuticals, U.S.
Eli Lilly & Co.	2.9%
Pharmaceuticals, U.S.
Cisco Systems Inc.	2.2%
Communications Equipment, U.S.
British American Tobacco PLC	2.2%
Tobacco, U.K.
Microsoft Corp.	2.1%
Software, U.S.
American International Group Inc.	2.1%
Insurance, U.S.
Novartis AG	2.0%
Pharmaceuticals, Switzerland
The Walt Disney Co.	2.0%
Media, U.S.
Wells Fargo & Co.	2.0%
Banks, U.S.

levels in combustible cigarettes. The process may not result in regulation, but if it does, many experts believe the review could take seven to 10 years before a rule is adopted in the marketplace. Meanwhile, JUUL, produced by JUUL Labs5 has emerged as a popular e-cigarette in the US. JUUL’s growth rate is high and its product is popular with young consumers. It is unclear to what degree JUUL is cannibalizing the combustible market, but it has hurt investor sentiment toward the industry.

Shares of Symantec tumbled in May 2018 when the company disclosed an internal investigation resulting from concerns raised by a former employee that could result in a restatement of prior financials, as well as lowered earnings guidance. The stock partially recovered when Symantec’s management provided more information regarding the investigation and reassured investors that financial statements would likely not need to be restated.

In January 2018, General Electric (GE) announced a greater-than-expected $6.2 billion after-tax charge related to its insurance subsidiary at GE Capital. Management also moved ahead with what amounts to a breakup of GE. In May 2018, the company announced the merger of its transportation operations into Wabtec5, and in June 2018 it announced a plan to spin off

5. Not a Fund holding.

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its health care division and divest its stake in oil-services firm Baker Hughes. Once completed, we believe the moves will streamline GE and enable the company to reduce debt and build up a cash buffer, as well as help management better focus on its key aviation, power and renewable energy divisions.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-US dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the US dollar versus the hedged currencies.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative and absolute performance disappointing, but it is not uncommon for our strategy to lag the equity markets at times. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

			Fund-Level		Fund-Level
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 1/1/18	Value 6/30/18	1/1/18–6/30/18[1,2]	Value 6/30/18	1/1/18–6/30/18[1,2]	Ratio[2]

Class 2	$1,000	$993.10	$4.79	$1,019.98	$4.86	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	MS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.71	$20.40	$19.48	$22.91	$21.92	$17.45

Income from investment operations[a]:

Net investment income[b]	0.20	0.49	0.50	0.44	0.62 [c]	0.42

Net realized and unrealized gains (losses)	(0.33)	1.22	2.56	(1.54)	1.01	4.52

Total from investment operations	(0.13)	1.71	3.06	(1.10)	1.63	4.94

Less distributions from:

Net investment income	—	(0.53)	(0.46)	(0.77)	(0.52)	(0.47)

Net realized gains	—	(0.87)	(1.68)	(1.56)	(0.12)	—

Total distributions	—	(1.40)	(2.14)	(2.33)	(0.64)	(0.47)

Net asset value, end of period	$20.58	$20.71	$20.40	$19.48	$22.91	$21.92

Total return[d]	(0.63)%	8.64%	16.35%	(4.69)%	7.38%	28.53%

Ratios to average net assets[e]

Expenses[f,g]	0.72%[h]	0.72% [h]	0.72% [h]	0.73% [h]	0.73%	0.71%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	1.93%	2.34%	2.57%	2.00%	2.83%[c]	2.08%

Supplemental data

Net assets, end of period (000’s)	$614,055	$653,700	$610,395	$643,438	$656,463	$552,163

Portfolio turnover rate	11.15%	18.32%	24.45%	19.88%	21.33%	24.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

MS-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.36	$20.08	$19.20	$22.60	$21.63	$17.23

Income from investment operations[a]:

Net investment income[b]	0.17	0.43	0.45	0.38	0.58 [c]	0.36

Net realized and unrealized gains (losses)	(0.31)	1.20	2.52	(1.51)	0.97	4.46

Total from investment operations	(0.14)	1.63	2.97	(1.13)	1.55	4.82

Less distributions from:

Net investment income	—	(0.48)	(0.41)	(0.71)	(0.46)	(0.42)

Net realized gains	—	(0.87)	(1.68)	(1.56)	(0.12)	—

Total distributions	—	(1.35)	(2.09)	(2.27)	(0.58)	(0.42)

Net asset value, end of period	$20.22	$20.36	$20.08	$19.20	$22.60	$21.63

Total return[d]	(0.69)%	8.35%	16.06%	(4.94)%	7.12%	28.26%

Ratios to average net assets[e]

Expenses[f,g]	0.97% [h]	0.97% [h]	0.97% [h]	0.98% [h]	0.98%	0.96%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	1.68%	2.09%	2.32%	1.75%	2.58% [c]	1.83%

Supplemental data

Net assets, end of period (000’s)	$3,185,852	$3,476,913	$3,621,358	$3,353,505	$4,218,342	$4,558,547

Portfolio turnover rate	11.15%	18.32%	24.45%	19.88%	21.33%	24.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.53	$20.23	$19.32	$22.72	$21.74	$17.31

Income from investment operations[a]:

Net investment income[b]	0.16	0.41	0.44	0.36	0.57 [c]	0.34

Net realized and unrealized gains (losses)	(0.32)	1.21	2.53	(1.52)	0.96	4.49

Total from investment operations	(0.16)	1.62	2.97	(1.16)	1.53	4.83

Less distributions from:

Net investment income	—	(0.45)	(0.38)	(0.68)	(0.43)	(0.40)

Net realized gains	—	(0.87)	(1.68)	(1.56)	(0.12)	—

Total distributions	—	(1.32)	(2.06)	(2.24)	(0.55)	(0.40)

Net asset value, end of period	$20.37	$20.53	$20.23	$19.32	$22.72	$21.74

Total return[d]	(0.78)%	8.25%	15.94%	(5.05)%	7.04%	28.05%

Ratios to average net assets[e]

Expenses[f,g]	1.07% [h]	1.07% [h]	1.07% [h]	1.08% [h]	1.08%	1.06%

Expenses incurred in connection with securities sold short	0.01%	—%	0.01%	0.02%	0.03%	—%[i]

Net investment income	1.58%	1.99%	2.22%	1.65%	2.48% [c]	1.73%

Supplemental data

Net assets, end of period (000’s)	$119,681	$122,942	$122,476	$130,978	$158,020	$188,153

Portfolio turnover rate	11.15%	18.32%	24.45%	19.88%	21.33%	24.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

MS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Mutual Shares VIP Fund
	Country	Shares/ Units/ Warrants	Value
Common Stocks and Other Equity Interests 88.7%
Aerospace & Defense 0.9%
BAE Systems PLC	United Kingdom	4,337,775	$37,051,714

Auto Components 0.5%
The Goodyear Tire & Rubber Co.	United States	632,638	14,734,139
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	1,730,515	39,348
[a,b,c] International Automotive Components Group North America LLC	United States	15,382,424	4,605,329

			19,378,816

Automobiles 1.2%
General Motors Co.	United States	1,190,330	46,899,002

Banks 10.1%
Barclays PLC	United Kingdom	10,570,083	26,382,228
CIT Group Inc.	United States	719,826	36,286,429
Citigroup Inc.	United States	921,219	61,647,976
Citizens Financial Group Inc.	United States	1,837,966	71,496,877
[a] FCB Financial Holdings Inc., A	United States	493,723	29,030,912
Guaranty Bancorp.	United States	209,583	6,245,573
JPMorgan Chase & Co.	United States	708,720	73,848,624
State Bank Financial Corp.	United States	352,200	11,763,480
Wells Fargo & Co.	United States	1,389,860	77,053,839

			393,755,938

Beverages 0.9%
PepsiCo Inc.	United States	319,942	34,832,086

Building Products 0.9%
Johnson Controls International PLC	United States	1,010,400	33,797,880

Chemicals 0.0%
[a,b,d] Dow Corning Corp., Contingent Distribution	United States	100,000	—

Communications Equipment 3.2%
Cisco Systems Inc.	United States	2,009,580	86,472,227
Nokia OYJ, A	Finland	3,254,727	18,747,115
Nokia OYJ, ADR	Finland	3,621,945	20,826,184

			126,045,526

Construction & Engineering 0.8%
Fluor Corp.	United States	627,182	30,593,938

Construction Materials 0.6%
LafargeHolcim Ltd., B	Switzerland	510,642	24,944,326

Consumer Finance 1.6%
Ally Financial Inc.	United States	763,354	20,053,310
Capital One Financial Corp.	United States	471,385	43,320,281

			63,373,591

Containers & Packaging 1.6%
International Paper Co.	United States	878,375	45,745,770
WestRock Co.	United States	325,371	18,552,654

			64,298,424

Diversified Financial Services 1.1%
Voya Financial Inc.	United States	903,710	42,474,370

Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

	Country	Shares/ Units/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 1.7%
AT&T Inc.	United States	1,300,478	$41,758,349
Koninklijke KPN NV	Netherlands	8,368,425	22,780,991

			64,539,340

Electric Utilities 0.6%
PG&E Corp.	United States	502,843	21,400,998

Electrical Equipment 1.3%
a Sensata Technologies Holding PLC	United States	1,105,630	52,605,875

Energy Equipment & Services 1.2%
Baker Hughes a GE Co., A	United States	995,385	32,877,567
[a] GulfMark Offshore Inc.	United States	131	4,388
[a] GulfMark Offshore Inc., wts., 11/14/24	United States	1,412	3,135
[a] McDermott International Inc.	United States	699,157	13,738,435

			46,623,525

Equity Real Estate Investment Trusts (REITs) 1.6%
Alexander’s Inc.	United States	40,126	15,353,412
JBG SMITH Properties	United States	152,305	5,554,563
Vornado Realty Trust	United States	552,996	40,877,464

			61,785,439

Food & Staples Retailing 2.7%
The Kroger Co.	United States	2,244,460	63,854,887
[a] Rite Aid Corp.	United States	2,439,970	4,221,148
Walgreens Boots Alliance Inc.	United States	629,558	37,782,923

			105,858,958

Health Care Equipment & Supplies 3.5%
Medtronic PLC	United States	1,595,552	136,595,207

Health Care Providers & Services 1.4%
CVS Health Corp.	United States	823,961	53,021,890

Household Durables 0.2%
Toll Brothers Inc.	United States	205,449	7,599,559

Household Products 0.8%
Energizer Holdings Inc.	United States	494,900	31,158,904

Independent Power & Renewable Electricity Producers 0.8%
[a] Vistra Energy Corp.	United States	1,388,895	32,861,256

Industrial Conglomerates 1.9%
General Electric Co.	United States	5,597,400	76,180,614

Insurance 7.3%
Alleghany Corp.	United States	102,188	58,755,034
American International Group Inc.	United States	1,552,096	82,292,130
[a] Brighthouse Financial Inc.	United States	434,800	17,422,436
Chubb Ltd.	United States	319,945	40,639,414
The Hartford Financial Services Group Inc.	United States	622,878	31,847,752
MetLife Inc.	United States	977,503	42,619,131
XL Group Ltd.	Bermuda	224,612	12,567,042

			286,142,939

IT Services 1.6%
Cognizant Technology Solutions Corp., A.	United States	801,770	63,331,812

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

	Country	Shares/ Units/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Machinery 0.7%
CNH Industrial NV	United Kingdom	860,940	$9,149,478
CNH Industrial NV, special voting	United Kingdom	1,844,814	19,605,413

			28,754,891

Media 7.4%
[a] Charter Communications Inc., A	United States	238,113	69,817,113
Comcast Corp., A	United States	1,384,300	45,418,883
[a] Cumulus Media Inc., A.	United States	60,894	913,410
[a] Cumulus Media Inc., B.	United States	90,790	1,429,942
[a] DISH Network Corp., A	United States	778,183	26,154,731
Sky PLC	United Kingdom	2,470,415	47,680,413
Twenty-First Century Fox Inc., B	United States	422,700	20,826,429
The Walt Disney Co.	United States	741,600	77,727,096

			289,968,017

Metals & Mining 0.8%
thyssenkrupp AG	Germany	1,071,230	26,057,720
Warrior Met Coal Inc.	United States	248,815	6,859,830

			32,917,550

Oil, Gas & Consumable Fuels 8.8%
Anadarko Petroleum Corp.	United States	948,307	69,463,488
BP PLC	United Kingdom	3,759,822	28,713,871
Kinder Morgan Inc.	United States	3,152,140	55,698,314
Marathon Oil Corp.	United States	2,143,163	44,706,380
Plains All American Pipeline LP	United States	1,058,500	25,022,940
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,247,949	43,405,887
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	927,720	32,209,114
The Williams Cos. Inc.	United States	1,746,498	47,347,561

			346,567,555

Pharmaceuticals 7.9%
Eli Lilly & Co.	United States	1,358,736	115,940,943
Merck & Co. Inc.	United States	1,910,248	115,952,053
Novartis AG, ADR	Switzerland	1,040,581	78,605,489

			310,498,485

Professional Services 0.5%
RELX PLC	United Kingdom	852,110	18,257,934

Software 5.2%
[a] Avaya Holdings Corp., wts., 12/15/22	United States	91,551	423,423
CA Inc.	United States	1,371,332	48,887,986
[a] Dell Technologies Inc., V	United States	198,331	16,774,836
Microsoft Corp.	United States	854,447	84,257,019
Symantec Corp.	United States	2,600,061	53,691,259

			204,034,523

Technology Hardware, Storage & Peripherals 2.3%
Hewlett Packard Enterprise Co.	United States	1,956,667	28,586,905
Samsung Electronics Co. Ltd.	South Korea	1,502,417	62,836,429

			91,423,334

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

	Country	Shares/ Units/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Tobacco 3.6%
Altria Group Inc.	United States	644,688	$36,611,831
British American Tobacco PLC	United Kingdom	1,237,742	62,603,725
British American Tobacco PLC, ADR	United Kingdom	446,833	22,542,725
Imperial Brands PLC	United Kingdom	487,268	18,159,177

			139,917,458

Wireless Telecommunication Services 1.5%
[a] T-Mobile U.S. Inc.	United States	660,900	39,488,775
Vodafone Group PLC	United Kingdom	7,562,549	18,358,290

			57,847,065

Total Common Stocks and Other Equity Interests
(Cost $2,716,554,581)			3,477,338,739

Management Investment Companies (Cost $21,403,790) 0.6%
Diversified Financial Services 0.6%
[a] Altaba Inc.	United States	326,600	23,910,386

		Principal Amount
Corporate Notes and Senior Floating Rate Interests 1.8%
[e,f] Cumulus Media New Holdings Inc., Term Loan, 6.60%, (1-month USD LIBOR + 4.50%), 5/13/22	United States	$11,807,753	11,756,094
Frontier Communications Corp., senior note, 10.50%, 9/15/22	United States	22,633,000	20,652,613
senior note, 11.00%, 9/15/25	United States	25,535,000	20,548,015
[g] McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	9,797,000	10,237,865
[e,f] Toys R US-Delaware Inc., (DIP), 14.75%, (Prime + 9.75%), 1/18/19	United States	9,147,026	9,267,080

Total Corporate Notes and Senior Floating Rate Interests
(Cost $73,927,696)			72,461,667

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.7%
[b,c,h] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
[h] iHeartCommunications Inc., senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	20,167,362
[e,f] Tranche D Term Loan, 8.443%, (3-month USD LIBOR + 6.75%), 1/30/19	United States	34,746,619	26,594,194
[e,f] Tranche E Term Loan, 9.193%, (3-month USD LIBOR + 7.50%), 7/30/19	United States	11,168,253	8,544,998
[e,f,h] Toys R US-Delaware Inc., Term B-4 Loan, 10.067%, (1-month USD LIBOR + 8.75%), 4/24/20	United States	21,079,272	10,690,142

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $91,131,705)			65,996,696

		Shares
Companies in Liquidation 0.1%
[a,b,d] Avaya Holdings Corp., Contingent Distribution	United States	30,319,000	—
[a,b,d] Avaya Inc., Contingent Distribution	United States	34,518,267	—
[a,b,d] Tribune Media, Litigation Trust, Contingent Distribution	United States	398,423	—
[a,d] Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	129,926,406	1,055,652

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

	Country	Shares	Value
Companies in Liquidation (continued)
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	2,184,095	$1,419,662

Total Companies in Liquidation (Cost $13,274,471)			2,475,314

Total Investments before Short Term Investments
(Cost $2,916,292,243)			3,642,182,802

		Principal Amount
Short Term Investments 6.8%

U.S. Government and Agency Securities 6.8%
[i] FHLB, 7/02/18	United States	$69,600,000	69,600,000
[i] U.S. Treasury Bill,
[j]8/09/18	United States	21,000,000	20,959,629
7/05/18 - 12/27/18	United States	176,500,000	175,530,871

Total U.S. Government and Agency Securities
(Cost $266,055,744)			266,090,500

Total Investments (Cost $3,182,347,987) 99.7%			3,908,273,302
Securities Sold Short (0.6)%			(21,813,875)
Other Assets, less Liabilities 0.9%			33,128,565

Net Assets 100.0%			$3,919,587,992

		Shares
[k] Securities Sold Short (Proceeds $20,636,585) (0.6)%
Common Stocks (0.6)%
Internet Software & Services (0.6)%
Alibaba Group Holding Ltd., ADR	China	117,576	(21,813,875)

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(f) regarding senior floating rate interests.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the value of this security was $10,237,865, representing 0.3% of net assets.

hSee Note 7 regarding credit risk and defaulted securities.

iThe security was issued on a discount basis with no stated coupon rate.

jA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2018, the value of this security pledged amounted to $10,809,185, representing 0.3% of net assets.

kSee Note 1(d) regarding securities sold short.

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Currency Contracts
EUR/USD	Short	468	$68,658,525	9/17/18	$ 715,096
GBP/USD	Short	1,341	110,934,225	9/17/18	1,689,841

Total Futures Contracts					$ 2,404,937

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
South Korean Won	HSBK	Buy	5,681,720,417	$5,212,729	7/13/18	$ —	$(116,923)
South Korean Won	HSBK	Sell	51,514,745,353	47,709,882	7/13/18	1,507,488	—
South Korean Won	UBSW	Sell	24,780,574,064	22,971,883	7/13/18	746,754	—
British Pound	HSBK	Sell	70,555,504	93,678,306	8/14/18	303,944	—
Euro	BOFA	Buy	1,803,601	2,101,371	8/20/18	14,296	—
Euro	BONY	Buy	588,855	689,379	8/20/18	1,363	—
Euro	HSBK	Buy	3,126,626	3,644,193	8/20/18	23,417	—
Euro	SSBT	Buy	588,855	688,674	8/20/18	2,067	—
Euro	UBSW	Buy	588,855	688,670	8/20/18	2,072	—
Euro	UBSW	Sell	79,754,816	93,309,945	8/20/18	—	(244,428)

Total Forward Exchange Contracts						$ 2,601,401	$(361,351)

Net unrealized appreciation (depreciation)						$ 2,240,050

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 9 regarding other derivative information.

See Abbreviations on page MS-30.

MS-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,182,347,987

Value - Unaffiliated issuers	$3,908,273,302
Cash	3,508,406
Foreign currency, at value (cost $2,184,216)	2,204,112
Receivables:
Investment securities sold	5,374,636
Capital shares sold	16,756
Dividends and interest	7,957,429
European Union tax reclaims.	1,264,467
Deposits with brokers for:
Securities sold short	22,624,902
Futures contracts	3,660,390
Unrealized appreciation on OTC forward exchange contracts	2,601,401
Other assets	2,809

Total assets	3,957,488,610

Liabilities:
Payables:
Investment securities purchased	7,489,949
Capital shares redeemed	2,371,859
Management fees	2,210,191
Distribution fees	1,425,325
Variation margin on futures contracts	1,691,944
Securities sold short, at value (proceeds $20,636,585)	21,813,875
Unrealized depreciation on OTC forward exchange contracts	361,351
Accrued expenses and other liabilities	536,124

Total liabilities	37,900,618

Net assets, at value	$3,919,587,992

Net assets consist of:
Paid-in capital	$2,727,815,944
Undistributed net investment income	124,314,287
Net unrealized appreciation (depreciation)	729,336,757
Accumulated net realized gain (loss)	338,121,004

Net assets, at value	$3,919,587,992

Class 1:
Net assets, at value	$614,055,240

Shares outstanding	29,832,982

Net asset value and maximum offering price per share	$20.58

Class 2:
Net assets, at value	$3,185,851,962

Shares outstanding	157,594,423

Net asset value and maximum offering price per share	$20.22

Class 4:
Net assets, at value	$119,680,790

Shares outstanding	5,874,279

Net asset value and maximum offering price per share	$20.37

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 46,531,264
Interest:
Unaffiliated issuers	7,063,580
Income from securities loaned (net of fees and rebates)	14,429

Total investment income	53,609,273

Expenses:
Management fees (Note 3a)	13,861,673
Distribution fees: (Note 3c)
Class 2	4,120,868
Class 4	211,896
Custodian fees (Note 4)	55,599
Reports to shareholders	248,751
Professional fees	132,210
Trustees’ fees and expenses	10,712
Dividends on securities sold short	150,874
Other	49,667

Total expenses	18,842,250
Expense reductions (Note 4)	(11,337)
Expenses waived/paid by affiliates (Note 3e)	(4,644)

Net expenses	18,826,269

Net investment income	34,783,004

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	196,562,827
Non-controlled affiliates (Note 3e and 10)	4,122
Foreign currency transactions	31,402
Forward exchange contracts	1,476,562
Futures contracts	2,160,136
Securities sold short	844,435

Net realized gain (loss)	201,079,484

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(279,785,900)
Translation of other assets and liabilities denominated in foreign currencies	(123,507)
Forward exchange contracts	8,063,810
Futures contracts	4,500,335
Securities sold short	(1,440,210)

Net change in unrealized appreciation (depreciation)	(268,785,472)

Net realized and unrealized gain (loss)	(67,705,988)

Net increase (decrease) in net assets resulting from operations	$ (32,922,984)

*Foreign taxes withheld on dividends	$ 1,417,956

MS-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 34,783,004	$ 91,754,971
Net realized gain (loss)	201,079,484	170,010,315
Net change in unrealized appreciation (depreciation)	(268,785,472)	86,743,730

Net increase (decrease) in net assets resulting from operations	(32,922,984)	348,509,016

Distributions to shareholders from:
Net investment income:
Class 1	—	(15,730,869)
Class 2	—	(79,241,750)
Class 4	—	(2,544,123)
Net realized gains:
Class 1	—	(25,751,420)
Class 2	—	(143,703,429)
Class 4	—	(4,873,893)

Total distributions to shareholders	—	(271,845,484)

Capital share transactions: (Note 2)
Class 1	(36,115,631)	32,173,830
Class 2	(262,521,274)	(207,728,869)
Class 4	(2,407,806)	(1,780,903)

Total capital share transactions	(301,044,711)	(177,335,942)

Net increase (decrease) in net assets	(333,967,695)	(100,672,410)

Net assets:
Beginning of period	4,253,555,687	4,354,228,097

End of period	$3,919,587,992	$4,253,555,687

Undistributed net investment income included in net assets:
End of period	$ 124,314,287	$ 89,531,283

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

MS-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible,

Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2018, the Fund received $3,519,810 in U.K. Treasury Bonds and U.S. Treasury Bills and Bonds as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

MS-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2018, the Fund had no securities on loan.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for

Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	421,128	$8,739,546	2,282,225	$47,514,985
Shares issued in reinvestment of distributions	—	—	2,083,490	41,482,289
Shares redeemed	(2,155,181)	(44,855,177)	(2,721,619)	(56,823,444)

Net increase (decrease)	(1,734,053)	$(36,115,631)	1,644,096	$32,173,830

Class 2 Shares:
Shares sold	11,505,416	$233,591,936	5,279,163	$107,845,830
Shares issued in reinvestment of distributions	—	—	11,374,754	222,945,179
Shares redeemed	(24,650,824)	(496,113,210)	(26,252,304)	(538,519,878)

Net increase (decrease)	(13,145,408)	$(262,521,274)	(9,598,387)	$(207,728,869)

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	376,941	$7,706,111	730,910	$15,136,184
Shares issued in reinvestment of distributions	—	—	375,216	7,418,016
Shares redeemed	(490,108)	(10,113,917)	(1,172,050)	(24,335,103)

Net increase (decrease)	(113,167)	$(2,407,806)	(65,924)	$(1,780,903)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

Prior to May 1, 2018, the Fund paid fees to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.685% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	—	83,705,000	(83,705,000)	—	$ —	$ —	$ —	$ —

f. Other Affiliated Transactions

At June 30, 2018, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 7.7% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

5. Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,171,242,036

Unrealized appreciation	$1,018,725,516
Unrealized depreciation	(298,856,785)

Net unrealized appreciation (depreciation)	$ 719,868,731

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, defaulted securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2018, aggregated $426,653,941 and $698,211,193, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2018, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $65,996,696, representing 1.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$ 1,754	$ —
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	39,348
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	4,605,329

	Total Restricted Securities (Value is 0.1% of Net Assets)		$13,742,581	$4,644,677

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

9. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$2,404,937	[a]	Variation margin on futures contracts	$ —

	Unrealized appreciation on OTC forward exchange contracts	2,601,401		Unrealized depreciation on OTC forward exchange contracts	361,351

Totals		$5,006,338			$361,351

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$1,476,562	Forward exchange contracts	$ 8,063,810

	Futures contracts	2,160,136	Futures contracts	4,500,335

Totals		$3,636,698		$12,564,145

For the period ended June 30, 2018, the average month end notional amount of futures contracts represented $186,880,411. The average month end contract value of forward exchange contracts was $324,904,609.

See Note 1(c) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended June 30, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	6,400,507	—	(6,400,507)[a]	—	$—	$—	$4,122	$—

aGross reduction was the result of a corporate action.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$14,734,139	$—	$4,644,677		$19,378,816
Machinery	9,149,478	19,605,413	—		28,754,891
Media	288,538,075	1,429,942	—		289,968,017
Software	203,611,100	423,423	—		204,034,523
All Other Equity Investments	2,959,112,878	—	—	[c]	2,959,112,878
Corporate Notes and Senior Floating Rate
Interests	—	72,461,667	—		72,461,667
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	65,996,696	—	[c]	65,996,696
Companies in Liquidation	—	2,475,314	—	[c]	2,475,314
Short Term Investments	196,490,500	69,600,000	—		266,090,500

Total Investments in Securities	$3,671,636,170	$231,992,455	$4,644,677		$3,908,273,302

Other Financial Instruments:
Futures Contracts	$2,404,937	$—	$—		$2,404,937
Forward Exchange Contracts	—	2,601,401	—		2,601,401

Total Other Financial Instruments	$2,404,937	$2,601,401	$—		$5,006,338

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Securities Sold Short	$21,813,875	$—	$—	$21,813,875
Forward Exchange Contracts	—	361,351	—	361,351

Total Other Financial Instruments	$21,813,875	$361,351	$—	$22,175,226

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks, management investment companies as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt
BONY	The Bank of New York Mellon Corp.	GBP	British Pound	DIP	Debtor-In-Possession
HSBK	HSBC Bank PLC	USD	United States Dollar	FHLB	Federal Home Loan Bank
SSBT	State Street Bank and Trust Co., N.A.			LIBOR	London InterBank Offered Rate
UBSW	UBS AG			TRA	Tax Receivable Agreement

MS-30	Semiannual Report

Franklin Rising Dividends VIP Fund

This semiannual report for Franklin Rising Dividends VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares posted a +0.50% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Preservation of capital, while not a goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) rose +2.65% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

environment, the broad US stock market, as measured by the S&P 500, generated a +2.65% total return for the period.1

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six-month period ended June 30, 2018, some holdings that contributed to absolute performance included Microsoft; NIKE; and Becton, Dickinson and Co.

Shares of Microsoft, a software company, moved higher as its cloud-based initiatives continued to deliver strong results, led by Office 365 subscriber growth and Azure revenue growth. Additionally, prudent expense management and better hardware gross margins led to better first quarter operating results and earnings per share growth, which topped the consensus expectation. The company has raised its dividend for 14 consecutive years.

Shares of NIKE, a designer and marketer of athletic footwear, rose based on improved results in its key North American market. The company employed a mix of direct selling, e-commerce, differentiated retail concepts and innovation to drive growth. Greater use of technology has revolutionized NIKE’s ability to connect with customers, manage inventory and upgrade its manufacturing capabilities. NIKE has raised its dividend for 16 years.

Shares of Becton, Dickinson and Co., a global medical technology company, rose based on two strong quarterly earnings reports. Factors that accelerated revenue growth included a strong pipeline, synergies from the acquisition of C. R. Bard and emerging market exposure. Becton has raised its dividend for 46 years.

Conversely, some holdings that detracted from absolute performance included Albemarle, ABM Industries and Dover.

Shares of Albemarle, a specialty chemicals producer, declined despite the company reporting strong performance during the

Portfolio Composition

Based on Total Net Assets as of 6/30/18

period. Although lithium producers broadly believe that the industry is unlikely to suffer from oversupply, investor concerns about the possible negative impact on pricing from such a scenario continue to weigh on the industry as a whole. We believe Albemarle’s long-term contracts, priced below lithium spot price, and low cost position could provide insulation from spot price fluctuations. The company has increased its dividend for 24 consecutive years.

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

Shares of ABM Industries, a facility services contractor, declined during the period as the company’s exit from unprofitable contracts and increased investments have hurt growth and profitability. In addition, a secondary share offering announced in March put further downward pressure on the share price, as several private equity shareholders sold shares issued as part of last year’s acquisition of GCA Services Group. The management team has been clear about these challenges as part of the company’s comprehensive strategic turnaround plan, which we believe could improve ABM’s competitive position. The company has increased its dividend for 54 consecutive years.

Shares of Dover, a diversified industrial company, were weak during the period despite reporting solid financial results. Weak share performance during the period was likely due to investor concerns about the negative impact of restrictive trade actions. Although this theme has weighed on industrial stocks in general, we believe the recent appointment of Richard Tobin as Dover’s CEO could act as a catalyst in the near future given his reputation for strong operational leadership. Dover has grown its dividend for 62 consecutive years.

During the period, the Fund did not initiate new positions. We added to existing positions including Honeywell International, a diversified industrial company (eight consecutive years of dividend increases); Colgate-Palmolive, a consumer products company focused on household, health care and personal care products (56 consecutive years of dividend increases); and EOG Resources, a petroleum and natural gas exploration company.

We exited positions in The Archer Daniels Midland Company, Leggett & Platt and Brady. We also reduced several holdings including Arthur J. Gallagher & Co, John Wiley & Sons and the aforementioned Microsoft during the period.

Our 10 largest positions on June 30, 2018, represented 36.9% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 300% over the past 10 years. Their most recent year-over-year dividend increases averaged 10.1% with a yield of 1.5% on June 30, 2018, and a dividend payout ratio of 32.6%, based on estimates of calendar year 2018 operating earnings estimates. The average price/earnings ratio was 23.2 times calendar year 2018 estimates versus 17.1 for that of the unmanaged S&P 500.

Top 10 Holdings
6/30/18

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	5.5%
Roper Technologies Inc. Industrial Conglomerates	5.2%
Stryker Corp. Health Care Equipment & Services	3.7%
Becton, Dickinson and Co. Health Care Equipment & Services	3.7%
Albemarle Corp. Materials	3.6%
Praxair Inc. Materials	3.4%
Accenture PLC Software & Services	3.3%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	2.9%
West Pharmaceutical Services Inc. Health Care Equipment & Services	2.8%
Honeywell International Inc. Industrial Conglomerates	2.8%

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$1,005.00	$4.33	$1,020.48	$4.36	0.87%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.21	$25.51	$25.26	$29.63	$28.14	$22.03

Income from investment operations[a]:

Net investment income[b]	0.19	0.40	0.42	0.45	0.45	0.40

Net realized and unrealized gains (losses)	0.03	4.76	3.45	(1.33)	2.03	6.16

Total from investment operations	0.22	5.16	3.87	(0.88)	2.48	6.56

Less distributions from:

Net investment income	(0.44)	(0.48)	(0.44)	(0.48)	(0.44)	(0.45)

Net realized gains	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)	—

Total distributions	(2.20)	(1.46)	(3.62)	(3.49)	(0.99)	(0.45)

Net asset value, end of period	$27.23	$29.21	$25.51	$25.26	$29.63	$28.14

Total return[c]	0.63%	20.85%	16.33%	(3.42)%	9.01%	30.05%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.62%	0.62%	0.63%	0.63%	0.62%	0.61%

Expenses net of waiver and payments by affiliates	0.62% [e,f]	0.62% [e,f]	0.62% [e]	0.63% [f]	0.62% [f]	0.61%

Net investment income	1.32%	1.49%	1.67%	1.65%	1.58%	1.59%

Supplemental data

Net assets, end of period (000’s)	$176,886	$216,015	$181,072	$143,376	$160,480	$168,380

Portfolio turnover rate	1.86%	3.36%	6.66%	4.74%	8.61%	0.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$28.46	$24.89	$24.72	$29.06	$27.62	$21.64

Income from investment operations[a]:

Net investment income[b]	0.15	0.33	0.35	0.37	0.37	0.33

Net realized and unrealized gains (losses)	0.02	4.63	3.37	(1.29)	1.99	6.04

Total from investment operations	0.17	4.96	3.72	(0.92)	2.36	6.37

Less distributions from:

Net investment income	(0.36)	(0.41)	(0.37)	(0.41)	(0.37)	(0.39)

Net realized gains	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)	—

Total distributions	(2.12)	(1.39)	(3.55)	(3.42)	(0.92)	(0.39)

Net asset value, end of period	$26.51	$28.46	$24.89	$24.72	$29.06	$27.62

Total return[c]	0.50%	20.56%	16.04%	(3.65)%	8.72%	29.69%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.87%	0.87%	0.88%	0.88%	0.87%	0.86%

Expenses net of waiver and payments by affiliates	0.87% [e,f]	0.87% [e,f]	0.87% [e]	0.88% [f]	0.87% [f]	0.86%

Net investment income	1.07%	1.24%	1.42%	1.40%	1.33%	1.34%

Supplemental data

Net assets, end of period (000’s)	$1,547,979	$1,640,883	$1,530,374	$1,310,783	$1,667,816	$1,752,012

Portfolio turnover rate	1.86%	3.36%	6.66%	4.74%	8.61%	0.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$28.54	$24.98	$24.81	$29.19	$27.76	$21.78

Income from investment operations[a]:

Net investment income[b]	0.14	0.30	0.32	0.35	0.35	0.32

Net realized and unrealized gains (losses)	0.02	4.65	3.39	(1.31)	2.00	6.07

Total from investment operations	0.16	4.95	3.71	(0.96)	2.35	6.39

Less distributions from:

Net investment income	(0.34)	(0.41)	(0.36)	(0.41)	(0.37)	(0.41)

Net realized gains	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)	—

Total distributions	(2.10)	(1.39)	(3.54)	(3.42)	(0.92)	(0.41)

Net asset value, end of period	$26.60	$28.54	$24.98	$24.81	$29.19	$27.76

Total return[c]	0.46%	20.40%	15.93%	(3.75)%	8.62%	29.57%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.97%	0.97%	0.98%	0.98%	0.97%	0.96%

Expenses net of waiver and payments by affiliates	0.97% [e,f]	0.97% [e,f]	0.97% [e]	0.98% [f]	0.97% [f]	0.96%

Net investment income	0.97%	1.14%	1.32%	1.30%	1.23%	1.24%

Supplemental data

Net assets, end of period (000’s)	$35,211	$36,407	$28,579	$20,453	$15,503	$12,028

Portfolio turnover rate	1.86%	3.36%	6.66%	4.74%	8.61%	0.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Rising Dividends VIP Fund

	Shares	Value

Common Stocks 99.2%
Aerospace & Defense 3.8%
General Dynamics Corp.	157,911	$29,436,190
United Technologies Corp.	299,511	37,447,860

		66,884,050

Building Products 1.5%
Johnson Controls International PLC	800,153	26,765,118

Commercial & Professional Services 3.8%
ABM Industries Inc.	704,666	20,562,154
Cintas Corp.	178,275	32,993,354
Matthews International Corp., A	238,957	14,050,672

		67,606,180

Consumer Durables & Apparel 1.9%
NIKE Inc., B	427,700	34,079,136

Consumer Services 2.0%
McDonald’s Corp.	184,245	28,869,349
Yum! Brands Inc.	72,900	5,702,238

		34,571,587

Diversified Financials 0.5%
State Street Corp.	101,700	9,467,253

Electrical Equipment 0.7%
[a] nVent Electric PLC (United Kingdom)	499,900	12,547,490

Energy 7.9%
[a] Apergy Corp.	231,638	9,670,887
Chevron Corp.	243,800	30,823,634
EOG Resources Inc.	95,800	11,920,394
Exxon Mobil Corp.	353,300	29,228,509
Occidental Petroleum Corp.	357,390	29,906,395
Schlumberger Ltd.	398,000	26,677,940

		138,227,759

Food & Staples Retailing 2.3%
Walgreens Boots Alliance Inc.	302,100	18,130,532
Walmart Inc.	256,100	21,934,965

		40,065,497

Food, Beverage & Tobacco 4.2%
Bunge Ltd.	307,700	21,449,767
McCormick & Co. Inc.	206,700	23,995,803
PepsiCo Inc.	262,900	28,621,923

		74,067,493

Health Care Equipment & Services 15.9%
Abbott Laboratories	550,300	33,562,797
Becton, Dickinson and Co.	270,000	64,681,200
CVS Health Corp.	227,100	14,613,885
DENTSPLY SIRONA Inc.	65,900	2,884,443
Medtronic PLC	568,000	48,626,480
Stryker Corp.	390,000	65,855,400
West Pharmaceutical Services Inc.	501,918	49,835,438

		280,059,643

Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Household & Personal Products 2.6%
Colgate-Palmolive Co.	327,700	$21,238,237
The Procter & Gamble Co.	306,100	23,894,166

		45,132,403

Industrial Conglomerates 8.6%
Carlisle Cos. Inc.	101,061	10,945,917
Honeywell International Inc.	339,100	48,847,355
Roper Technologies Inc.	331,143	91,365,665

		151,158,937

Insurance 2.5%
Aflac Inc.	485,000	20,864,700
Arthur J. Gallagher & Co.	81,300	5,307,264
Erie Indemnity Co., A	144,547	16,949,581

		43,121,545

Machinery 3.9%
Donaldson Co. Inc.	294,168	13,272,860
Dover Corp.	463,276	33,911,803
Pentair PLC (United Kingdom)	496,500	20,892,720

		68,077,383

Materials 11.8%
Air Products and Chemicals Inc.	305,000	47,497,650
Albemarle Corp.	678,700	64,021,771
Ecolab Inc.	115,600	16,222,148
Nucor Corp.	338,155	21,134,687
Praxair Inc.	374,960	59,299,924

		208,176,180

Media 1.0%
Comcast Corp., A	286,000	9,383,660
John Wiley & Sons Inc., A	133,800	8,349,120

		17,732,780

Pharmaceuticals, Biotechnology & Life Sciences 4.5%
AbbVie Inc.	190,600	17,659,090
Johnson & Johnson	308,000	37,372,720
Perrigo Co. PLC	167,100	12,183,261
Pfizer Inc.	331,900	12,041,332
Roche Holding AG, ADR (Switzerland)	25,000	690,750

		79,947,153

Retailing 3.6%
The Gap Inc.	439,500	14,235,405
Ross Stores Inc.	185,000	15,678,750
Target Corp.	164,600	12,529,352
Tiffany & Co.	161,500	21,253,400

		63,696,907

Semiconductors & Semiconductor Equipment 5.8%
Analog Devices Inc.	457,737	43,906,133
Texas Instruments Inc.	468,800	51,685,200
Versum Materials Inc.	182,000	6,761,300

		102,352,633

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Software & Services 9.5%
Accenture PLC, A	350,400	$57,321,936
Microsoft Corp.	987,700	97,397,097
Visa Inc., A	89,500	11,854,275

		166,573,308

Trading Companies & Distributors 0.5%
W.W. Grainger Inc.	28,100	8,666,040

Transportation 0.4%
United Parcel Service Inc., B	64,800	6,883,704

Total Common Stocks (Cost $899,769,568)		1,745,860,179

Short Term Investments (Cost $10,448,294) 0.6%

Money Market Funds 0.6%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	10,448,294	10,448,294

Total Investments (Cost $910,217,862) 99.8%		1,756,308,473
Other Assets, less Liabilities 0.2%		3,766,985

Net Assets 100.0%		$1,760,075,458

See Abbreviations on page FRD-20.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$899,769,568
Cost - Non-controlled affiliates (Note 3e)	10,448,294

Value - Unaffiliated issuers	$1,745,860,179
Value - Non-controlled affiliates (Note 3e)	10,448,294
Receivables:
Investment securities sold	4,090,856
Capital shares sold	437,173
Dividends	1,834,152
Other assets	1,254

Total assets	1,762,671,908

Liabilities:
Payables:
Capital shares redeemed	882,681
Management fees	879,161
Distribution fees	672,603
Accrued expenses and other liabilities	162,005

Total liabilities	2,596,450

Net assets, at value	$1,760,075,458

Net assets consist of:
Paid-in capital	$832,082,911
Undistributed net investment income	5,491,440
Net unrealized appreciation (depreciation)	846,090,611
Accumulated net realized gain (loss)	76,410,496

Net assets, at value	$1,760,075,458

Class 1:
Net assets, at value	$176,886,189

Shares outstanding	6,496,006

Net asset value and maximum offering price per share	$27.23

Class 2:
Net assets, at value	$1,547,978,542

Shares outstanding	58,390,261

Net asset value and maximum offering price per share	$26.51

Class 4:
Net assets, at value	$35,210,727

Shares outstanding	1,323,520

Net asset value and maximum offering price per share	$26.60

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$17,328,630
Non-controlled affiliates (Note 3e)	96,072

Total investment income	17,424,702

Expenses:
Management fees (Note 3a)	5,432,565
Distribution fees: (Note 3c)
Class 2	1,965,442
Class 4	61,762
Custodian fees (Note 4)	8,153
Reports to shareholders	107,274
Professional fees	41,524
Trustees’ fees and expenses	4,551
Other	15,534

Total expenses	7,636,805
Expense reductions (Note 4)	(149)
Expenses waived/paid by affiliates (Note 3e)	(28,685)

Net expenses	7,607,971

Net investment income	9,816,731

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	76,412,885
Foreign currency transactions	(653)

Net realized gain (loss)	76,412,232

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(77,427,987)

Net realized and unrealized gain (loss)	(1,015,755)

Net increase (decrease) in net assets resulting from operations	$8,800,976

*Foreign taxes withheld on dividends	$ 4,873

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 9,816,731	$ 22,882,157
Net realized gain (loss)	76,412,232	108,533,229
Net change in unrealized appreciation (depreciation)	(77,427,987)	207,698,448

Net increase (decrease) in net assets resulting from operations	8,800,976	339,113,834

Distributions to shareholders from:
Net investment income:
Class 1	(2,645,067)	(3,388,715)
Class 2	(19,814,681)	(24,052,908)
Class 4	(420,918)	(476,793)
Net realized gains:
Class 1	(10,684,448)	(7,011,086)
Class 2	(95,972,257)	(57,291,559)
Class 4	(2,154,046)	(1,158,380)

Total distributions to shareholders	(131,691,417)	(93,379,441)

Capital share transactions: (Note 2)
Class 1	(27,018,355)	7,492,496
Class 2	15,437,655	(103,411,809)
Class 4	1,240,595	3,465,199

Total capital share transactions	(10,340,105)	(92,454,114)

Net increase (decrease) in net assets	(133,230,546)	153,280,279
Net assets:
Beginning of period	1,893,306,004	1,740,025,725

End of period	$1,760,075,458	$1,893,306,004

Undistributed net investment income included in net assets:
End of period	$ 5,491,440	$18,555,375

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	167,630	$4,898,014	968,022	$25,981,840
Shares issued in reinvestment of distributions	481,210	13,329,515	394,680	10,399,801
Shares redeemed	(1,548,584)	(45,245,884)	(1,064,640)	(28,889,145)

Net increase (decrease)	(899,744)	$(27,018,355)	298,062	$7,492,496

Class 2 Shares:
Shares sold	1,584,292	$44,398,614	2,058,817	$54,342,881
Shares issued in reinvestment of distributions	4,293,175	115,786,938	3,163,923	81,344,467
Shares redeemed	(5,148,403)	(144,747,897)	(9,039,170)	(239,099,157)

Net increase (decrease)	729,064	$15,437,655	(3,816,430)	$(103,411,809)

Class 4 Shares:
Shares sold	98,799	$2,785,841	269,622	$7,129,389
Shares issued in reinvestment of distributions	95,123	2,574,964	63,379	1,635,173
Shares redeemed	(145,855)	(4,120,210)	(201,530)	(5,299,363)

Net increase (decrease)	48,067	$1,240,595	131,471	$3,465,199

Semiannual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.603% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	13,833,792	125,390,674	(128,776,172)	10,448,294	$ 10,448,294	$ 96,072	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$914,292,331

Unrealized appreciation	$883,012,713
Unrealized depreciation	(40,996,571)

Net unrealized appreciation (depreciation)	$842,016,142

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $33,348,897 and $154,824,663, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

7. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR   American Depositary Receipt

FRD-20	Semiannual Report

Franklin Small Cap Value VIP Fund

This semiannual report for Franklin Small Cap Value VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares posted a +2.34% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 2000® Value Index posted a +5.44% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.2

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

environment, the broad US stock market, as measured by the Standard & Poor’s® 500 Index, generated a +2.65% total return for the period.1

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of favor, due to actual or perceived cyclical or secular challenges, are experiencing temporal setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

Manager’s Discussion

For the period ended June 30, 2018, some contributors to absolute Fund performance included Hunting, McGrath RentCorp and Brinker International.

Shares of Hunting, an equipment provider for onshore and offshore well construction, completion and intervention services, rose with the price of crude oil. In addition, the stock price benefited from a better-than-expected trading update in March 2018 as robust onshore drilling activity in the US boosted Hunting’s well-completion business segment. Profits for full-year 2017 were expected to be minimal due to continued weakness in its offshore end markets, but Hunting’s results released in March indicated a better performance in the second half of 2017 and positive momentum entering 2018. Given the improvement in its operating results, Hunting also was able to loosen covenant restrictions placed on it by its lenders, allowing for the potential resumption of dividends in the future.

McGrath RentCorp, which rents relocatable modular offices and classrooms, electronic test equipment and oil storage tanks, performed well during the period. The stock reacted favorably to improving rental rates across all three business segments, which resulted in improved operating profit margins and earnings per share. The company benefited from improving utilization levels in electronic test equipment and oil storage tanks; the latter had been hampered by the decline in oil prices and on-shore drilling activity following the 2014 decline in oil

Portfolio Composition

Based on Total Net Assets as of 6/30/18

prices. Additional positive factors were new management invoking improved capital discipline in an effort to increase return on invested capital and free cash flow generation, along with a material decline in McGrath’s tax rate from the recently enacted Tax Cuts and Jobs Act.

Restaurant stocks, including Brinker International, rose due to signs of further improvement in sales as a healthier labor market and US income tax cuts resulted in greater levels of

Semiannual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings

6/30/18

Company Sector/Industry	% of Total Net Assets
Chemical Financial Corp. Banks	3.1%
Energen Corp. Energy	2.9%
The Hanover Insurance Group Inc. Insurance	2.8%
Columbia Banking System Inc. Banks	2.8%
First Horizon National Corp. Banks	2.8%
Old Republic International Corp. Insurance	2.7%
Brinker International Inc. Consumer Services	2.7%
Astec Industries Inc. Machinery	2.5%
Zebra Technologies Corp. Technology Hardware & Equipment	2.4%
Maple Leaf Foods Inc. Food, Beverage & Tobacco	2.3%

consumer confidence. In the case of Brinker, a revamped menu and focus on driving increased traffic through quality and value offerings helped to improve same-store sales trends to the highest levels since 2015. Although same-store sales on a year-over-year basis remained slightly negative, we are optimistic that a return to positive trends could occur in the near future. Furthermore, the company has stated its intention to utilize some of the benefits from corporate tax reform to remodel a significant number of restaurants.

Detractors from absolute Fund performance included Manitowoc, Thor Industries and Detour Gold3.

Manitowoc, which is a manufacturer of cranes, underperformed during the period due to investor concerns that higher steel prices could suppress margins. The focus on steel prices overshadowed Manitowoc’s third consecutive quarter of year-over-year revenue growth and fourth consecutive quarter of year-over-year new order growth. We believe the new management team’s decision to significantly reduce excess capacity, coupled with price increases and an improved demand cycle for cranes, could help offset the impact of higher steel prices.

Thor Industries, a leading original equipment manufacturer of recreational vehicles (RVs) saw its shares decline due to investor concerns about growing inventory levels among its dealership customers stemming from slower-than-expected sales, as well as rising steel and aluminum costs. We believe that earlier-than-normal ordering patterns by RV dealers, coupled with poor weather conditions that delayed the start of the selling season in some areas, were negative factors. However, sales in warmer weather states outperformed other regions, indicating an otherwise healthy demand environment. Nonetheless, we believe it will take some time for the industry to adjust to the elevated level of inventories and take appropriate measures to offset the increase in costs.

Detour Gold, a gold mining company with assets located in Ontario, Canada, was hurt by an unexpected structural increase in mining costs, which caused a reduction in Detour’s net asset value. As a result, we exited the position during the period.

During the reporting period, we added some new positions with the largest purchases including Carpenter Technology, a producer and distributor of premium specialty alloys; Retail Properties of America, a real estate investment trust that owns and manages shopping centers; and Synaptics, a developer of human interface hardware and software. We added to existing positions in Regal Beloit, a manufacturer of electric motors; Esterline Technologies, a specialized manufacturing company serving the aerospace and defense markets; and Caleres, a footwear company that owns and operates a variety of footwear brands. Conversely, we exited some positions including BRP and Pinnacle Financial Partners. We also reduced our positions in Spirit Airlines, Universal Forest Products and Simpson Manufacturing.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

3. Not held at period-end.

FSV-4	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FSV-5

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$1,023.40	$4.52	$1,020.33	$4.51	0.90%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FSV-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017		2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.43	$19.93		$18.12	$22.81	$24.54	$18.58

Income from investment operations[a]:

Net investment income[b]	0.11	0.21	[c]	0.15	0.21	0.19	0.19

Net realized and unrealized gains (losses)	0.43	1.82		4.79	(1.53)	0.06	6.45

Total from investment operations	0.54	2.03		4.94	(1.32)	0.25	6.64

Less distributions from:

Net investment income	(0.23)	(0.15)		(0.21)	(0.20)	(0.20)	(0.32)

Net realized gains	(2.98)	(1.38)		(2.92)	(3.17)	(1.78)	(0.36)

Total distributions	(3.21)	(1.53)		(3.13)	(3.37)	(1.98)	(0.68)

Net asset value, end of period	$17.76	$20.43		$19.93	$18.12	$22.81	$24.54

Total return[d]	2.42%	10.92%		30.54%	(7.18)%	0.88%	36.50%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%	0.66%		0.66%	0.65%	0.63%	0.63%

Expenses net of waiver and payments by affiliates	0.65% [f]	0.65%	[f]	0.64% [f]	0.64% [f]	0.63% [f,g]	0.63%

Net investment income	1.09%	1.06%	[c]	0.84%	1.04%	0.82%	0.90%

Supplemental data

Net assets, end of period (000’s)	$49,186	$51,245		$47,831	$45,897	$57,843	$62,408

Portfolio turnover rate	25.36%	33.36%		34.60%	27.05%	19.45%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017		2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.80	$19.36		$17.68	$22.32	$24.07	$18.23

Income from investment operations[a]:

Net investment income[b]	0.08	0.15	[c]	0.10	0.16	0.13	0.14

Net realized and unrealized gains (losses)	0.43	1.77		4.66	(1.49)	0.05	6.34

Total from investment operations	0.51	1.92		4.76	(1.33)	0.18	6.48

Less distributions from:

Net investment income	(0.18)	(0.10)		(0.16)	(0.14)	(0.15)	(0.28)

Net realized gains	(2.98)	(1.38)		(2.92)	(3.17)	(1.78)	(0.36)

Total distributions	(3.16)	(1.48)		(3.08)	(3.31)	(1.93)	(0.64)

Net asset value, end of period	$17.15	$19.80		$19.36	$17.68	$22.32	$24.07

Total return[d]	2.34%	10.65%		30.19%	(7.39)%	0.57%	36.24%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.91%	0.91%		0.91%	0.90%	0.88%	0.88%

Expenses net of waiver and payments by affiliates	0.90% [f]	0.90%	[f]	0.89% [f]	0.89% [f]	0.88% [f,g]	0.88%

Net investment income	0.84%	0.81%	[c]	0.59%	0.79%	0.57%	0.65%

Supplemental data

Net assets, end of period (000’s)	$1,235,065	$1,302,055		$1,366,807	$1,172,173	$1,445,325	$1,606,802

Portfolio turnover rate	25.36%	33.36%		34.60%	27.05%	19.45%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.22	$19.74	$17.96	$22.63	$24.37	$18.44

Income from investment operations[a]:

Net investment income[b]	0.07	0.14 [c]	0.09	0.14	0.11	0.12

Net realized and unrealized gains (losses)	0.42	1.81	4.75	(1.52)	0.05	6.42

Total from investment operations	0.49	1.95	4.84	(1.38)	0.16	6.54

Less distributions from:

Net investment income	(0.15)	(0.09)	(0.14)	(0.12)	(0.12)	(0.25)

Net realized gains	(2.98)	(1.38)	(2.92)	(3.17)	(1.78)	(0.36)

Total distributions	(3.13)	(1.47)	(3.06)	(3.29)	(1.90)	(0.61)

Net asset value, end of period	$17.58	$20.22	$19.74	$17.96	$22.63	$24.37

Total return[d]	2.23%	10.56%	30.12%	(7.52)%	0.48%	36.12%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.01%	1.01%	1.01%	1.00%	0.98%	0.98%

Expenses net of waiver and payments by affiliates	1.00% [f]	1.00% [f]	0.99% [f]	0.99% [f]	0.98% [f,g]	0.98%

Net investment income	0.74%	0.71%[c]	0.49%	0.69%	0.47%	0.55%

Supplemental data

Net assets, end of period (000’s)	$29,920	$32,053	$32,751	$26,128	$30,452	$35,936

Portfolio turnover rate	25.36%	33.36%	34.60%	27.05%	19.45%	10.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Small Cap Value VIP Fund

	Shares	Value
Common Stocks 98.3%
Aerospace & Defense 4.9%
AAR Corp.	648,173	$30,133,563
[a] Esterline Technologies Corp.	349,555	25,797,159
[a] Wesco Aircraft Holdings Inc.	736,087	8,280,978

		64,211,700

Automobiles & Components 1.9%
Gentex Corp.	36,000	828,720
LCI Industries	120,269	10,842,250
Thor Industries Inc.	129,559	12,617,751

		24,288,721

Banks 17.4%
Access National Corp.	244,865	7,003,139
Bryn Mawr Bank Corp.	319,083	14,773,543
Chemical Financial Corp.	722,542	40,223,913
Columbia Banking System Inc.	908,300	37,149,470
First Horizon National Corp.	2,041,037	36,412,100
First of Long Island Corp.	614,355	15,266,722
German American BanCorp Inc.	125,323	4,492,830
Glacier Bancorp Inc.	542,000	20,964,560
Lakeland Financial Corp.	551,400	26,571,966
Peoples Bancorp Inc.	289,712	10,945,319
TrustCo Bank Corp. NY	880,900	7,840,010
Washington Trust BanCorp Inc.	124,891	7,256,167

		228,899,739

Building Products 4.6%
[a] Gibraltar Industries Inc.	758,279	28,435,462
Insteel Industries Inc.	366,339	12,235,723
Simpson Manufacturing Co. Inc.	302,381	18,805,074
Universal Forest Products Inc.	17,640	645,977

		60,122,236

Commercial & Professional Services 2.0%
[a] Huron Consulting Group Inc.	48,106	1,967,536
McGrath RentCorp	318,789	20,169,780
[a] Team Inc.	192,222	4,440,328

		26,577,644

Construction & Engineering 0.2%
EMCOR Group Inc.	42,134	3,209,768

Consumer Durables & Apparel 0.4%
La-Z-Boy Inc.	49,100	1,502,460
[a] M/I Homes Inc.	126,339	3,345,457

		4,847,917

Consumer Services 2.7%
Brinker International Inc.	736,240	35,045,024

Electrical Equipment 2.5%
Encore Wire Corp.	75,262	3,571,182
Regal Beloit Corp.	354,000	28,957,200

		32,528,382

FSV-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Energy 7.3%
[a] Energen Corp.	518,707	$37,772,244
[a] Hunting PLC (United Kingdom)	2,714,839	27,821,278
[a] Natural Gas Services Group Inc.	173,987	4,106,093
[a] Oil States International Inc.	804,623	25,828,398

		95,528,013

Food, Beverage & Tobacco 4.6%
Dairy Crest Group PLC (United Kingdom)	2,549,200	16,529,384
[a] Landec Corp.	848,600	12,644,140
Maple Leaf Foods Inc. (Canada)	1,213,649	30,696,768

		59,870,292

Health Care Equipment & Services 1.2%
Hill-Rom Holdings Inc.	90,101	7,869,421
STERIS PLC	78,750	8,269,538

		16,138,959

Industrial Conglomerates 0.5%
Carlisle Cos. Inc.	66,400	7,191,784

Insurance 9.6%
Aspen Insurance Holdings Ltd.	86,800	3,532,760
The Hanover Insurance Group Inc.	314,100	37,553,796
Horace Mann Educators Corp.	589,548	26,293,841
Old Republic International Corp.	1,789,700	35,632,927
Validus Holdings Ltd.	346,300	23,409,880

		126,423,204

Machinery 7.4%
Astec Industries Inc.	554,150	33,138,170
Federal Signal Corp.	295,697	6,886,783
Kennametal Inc.	66,836	2,399,412
[a] The Manitowoc Co. Inc.	126,744	3,277,600
Mueller Industries Inc.	352,800	10,411,128
Mueller Water Products Inc., A	2,159,000	25,303,480
REV Group Inc.	400,761	6,816,945
Titan International Inc.	789,683	8,473,299

		96,706,817

Materials 7.1%
A Schulman Inc.	167,228	7,441,646
Carpenter Technology Corp.	369,424	19,420,620
[a] Ingevity Corp.	145,500	11,765,130
Minerals Technologies Inc.	314,052	23,663,818
OceanaGold Corp. (Australia)	5,258,900	14,605,832
PH Glatfelter Co.	128,479	2,516,904
Reliance Steel & Aluminum Co.	159,330	13,947,748

		93,361,698

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[a] Cambrex Corp.	65,017	3,400,389

Real Estate 6.2%
Brandywine Realty Trust	1,087,000	18,348,560
Highwoods Properties Inc.	336,600	17,075,718
LTC Properties Inc.	319,555	13,657,781

Semiannual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Retail Properties of America Inc., A	1,475,211	$18,853,196
Sunstone Hotel Investors Inc.	837,097	13,912,552

		81,847,807

Retailing 2.2%
Caleres Inc.	844,245	29,033,586

Semiconductors & Semiconductor Equipment 5.5%
[a] Advanced Energy Industries Inc.	257,800	14,975,602
Cohu Inc.	396,917	9,728,436
Kulicke and Soffa Industries Inc. (Singapore)	292,500	6,967,350
MKS Instruments Inc.	26,993	2,583,230
[a] Synaptics Inc.	383,400	19,311,858
Versum Materials Inc.	507,679	18,860,275

		72,426,751

Technology Hardware & Equipment 5.9%
[a] Coherent Inc.	42,508	6,649,101
[a] Finisar Corp.	737,700	13,278,600
[a] Plexus Corp.	440,774	26,243,684
[a] Zebra Technologies Corp., A	217,200	31,113,900

		77,285,285

Transportation 0.4%
Heartland Express Inc.	273,486	5,073,165
[a] Spirit Airlines Inc.	18,400	668,840

		5,742,005

Utilities 3.5%
Black Hills Corp.	249,400	15,265,774
Connecticut Water Service Inc.	47,200	3,083,104
IDACORP Inc.	117,289	10,818,737
Spire Inc.	243,155	17,178,901

		46,346,516

Total Common Stocks (Cost $987,494,965)		1,291,034,237

	Principal Amount
Corporate Bonds 0.9%
Energy 0.7%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$9,632,000	9,656,080

Machinery 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	2,378,000	2,342,330

Total Corporate Bonds (Cost $11,671,222)		11,998,410

Total Investments before Short Term Investments (Cost $999,166,187)		1,303,032,647

FSV-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

	Shares	Value
Short Term Investments (Cost $18,863,400) 1.4%

Money Market Funds 1.4%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	18,863,400	$18,863,400

Total Investments (Cost $1,018,029,587) 100.6%		1,321,896,047
Other Assets, less Liabilities (0.6)%		(7,725,045)

Net Assets 100.0%		$1,314,171,002

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 999,166,187
Cost - Non-controlled affiliates (Note 3e)	18,863,400

Value - Unaffiliated issuers	$1,303,032,647
Value - Non-controlled affiliates (Note 3e)	18,863,400
Receivables:
Investment securities sold	919,393
Capital shares sold	59,828
Dividends and interest	1,176,839
Other assets	881

Total assets	1,324,052,988

Liabilities:
Payables:
Investment securities purchased	7,011,498
Capital shares redeemed	1,458,197
Management fees	676,173
Distribution fees	542,559
Accrued expenses and other liabilities	193,559

Total liabilities	9,881,986

Net assets, at value	$1,314,171,002

Net assets consist of:
Paid-in capital	$ 912,334,743
Undistributed net investment income	6,225,475
Net unrealized appreciation (depreciation)	303,866,460
Accumulated net realized gain (loss)	91,744,324

Net assets, at value	$1,314,171,002

Class 1:
Net assets, at value	$ 49,185,608

Shares outstanding	2,768,982

Net asset value and maximum offering price per share	$17.76

Class 2:
Net assets, at value	$1,235,065,499

Shares outstanding	72,025,807

Net asset value and maximum offering price per share	$17.15

Class 4:
Net assets, at value	$ 29,919,895

Shares outstanding	1,701,604

Net asset value and maximum offering price per share	$17.58

FSV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 10,785,806
Non-controlled affiliates (Note 3e)	333,104
Interest:
Unaffiliated issuers	440,213

Total investment income	11,559,123

Expenses:
Management fees (Note 3a)	4,185,645
Distribution fees: (Note 3c)
Class 2	1,563,803
Class 4	53,336
Custodian fees (Note 4)	9,811
Reports to shareholders	149,953
Professional fees	29,305
Trustees’ fees and expenses	3,451
Other	15,010

Total expenses	6,010,314
Expense reductions (Note 4)	(69)
Expenses waived/paid by affiliates (Note 3e)	(98,732)

Net expenses	5,911,513

Net investment income	5,647,610

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	93,833,160
Realized gain distributions from REITs	680,677
Foreign currency transactions	46,667

Net realized gain (loss)	94,560,504

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(69,483,090)
Translation of other assets and liabilities denominated in foreign currencies	(4,741)

Net change in unrealized appreciation (depreciation)	(69,487,831)

Net realized and unrealized gain (loss)	25,072,673

Net increase (decrease) in net assets resulting from operations	$ 30,720,283

*Foreign taxes withheld on dividends	$ 40,789

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 5,647,610	$ 11,278,129
Net realized gain (loss)	94,560,504	193,444,952
Net change in unrealized appreciation (depreciation)	(69,487,831)	(67,851,820)

Net increase (decrease) in net assets resulting from operations	30,720,283	136,871,261

Distributions to shareholders from:
Net investment income:
Class 1	(536,056)	(357,335)
Class 2	(10,764,694)	(6,657,162)
Class 4	(222,383)	(135,526)
Net realized gains:
Class 1	(7,019,373)	(3,344,066)
Class 2	(183,325,811)	(91,049,189)
Class 4	(4,351,723)	(2,178,640)

Total distributions to shareholders	(206,220,040)	(103,721,918)

Capital share transactions: (Note 2)
Class 1	4,258,009	2,002,869
Class 2	98,310,306	(95,665,942)
Class 4	1,749,294	(1,521,461)

Total capital share transactions	104,317,609	(95,184,534)

Net increase (decrease) in net assets	(71,182,148)	(62,035,191)
Net assets:
Beginning of period	1,385,353,150	1,447,388,341

End of period	$1,314,171,002	$1,385,353,150

Undistributed net investment income included in net assets:
End of period	$ 6,225,475	$ 12,100,998

FSV-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1.  Organization and Significant Accounting

Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

FSV-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	68,047	$1,381,910	296,526	$5,843,664
Shares issued in reinvestment of distributions	419,746	7,555,429	198,148	3,701,401
Shares redeemed	(227,074)	(4,679,330)	(386,641)	(7,542,196)

Net increase (decrease)	260,719	$4,258,009	108,033	$2,002,869

Semiannual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class 2 Shares:
Shares sold	1,525,161	$ 29,817,047	4,717,681	$ 89,392,050
Shares issued in reinvestment of distributions	11,167,463	194,090,505	5,389,208	97,706,351
Shares redeemed	(6,417,830)	(125,597,246)	(14,948,104)	(282,764,343)

Net increase (decrease)	6,274,794	$ 98,310,306	(4,841,215)	$ (95,665,942)

Class 4 Shares:
Shares sold	43,820	$ 872,956	232,357	$ 4,483,471
Shares issued in reinvestment of distributions	256,684	4,574,106	124,955	2,314,166
Shares redeemed	(184,320)	(3,697,768)	(430,938)	(8,319,098)

Net increase (decrease)	116,184	$ 1,749,294	(73,626)	$ (1,521,461)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.630% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	43,492,005	125,341,722	(149,970,327)	18,863,400	$18,863,400	$333,104	$ —	$ —

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,020,177,850

Unrealized appreciation	$ 310,865,909
Unrealized depreciation	(9,147,712)

Net unrealized appreciation (depreciation)	$ 301,718,197

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $325,261,925 and $389,142,527, respectively.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$1,291,034,237	$—	$—	$1,291,034,237
Corporate Bonds	—	11,998,410	—	11,998,410
Short Term Investments	18,863,400	—	—	18,863,400

Total Investments in Securities	$1,309,897,637	$11,998,410	$—	$1,321,896,047

aFor detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Small-Mid Cap Growth VIP Fund

We are pleased to bring you Franklin Small-Mid Cap Growth  VIP Fund’s semiannual report for the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares posted a +5.57% total  return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +5.40% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +2.65% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 6/30/18

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology (IT) stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this environment, the broad US stock market, as measured by the S&P 500, generated a +2.65% total return for the period.2

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we consider whether

Top 10 Holdings

6/30/18

Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrials	2.5%
Edwards Lifesciences Corp. Health Care	2.0%
2U Inc. Information Technology	2.0%
ServiceNow Inc. Information Technology	1.9%
GoDaddy Inc. Information Technology	1.8%
Worldpay Inc. Information Technology	1.8%
CoStar Group Inc. Industrials	1.7%
SBA Communications Corp. Real Estate	1.6%
Rockwell Automation Inc. Industrials	1.6%
Autodesk Inc. Information Technology	1.5%

security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, most sectors represented in the Fund’s portfolio generated positive returns and contributed to absolute performance. Relative to the Fund’s narrow benchmark, the Russell Midcap® Growth Index, key contributors included the IT sector, due to stock selection and an overweighted position. An underweighted position and stock selection in the materials sector also benefited relative results, as did stock selection in health care.

In IT, 2U, a provider of cloud-based software-as-a-service solutions for non-profit colleges and universities, contributed to relative performance. The company reported quarterly results that exceeded consensus expectations, and it raised its 2018 revenue guidance, largely due to early strength in recently acquired GetSmarter. 2U has continued to progress in line with its multi-year accelerating annual growth guidance. In addition, the company is actively working on the undergraduate market at the request of current partners, which we believe could represent the next wave of growth for the company. Domain name registration and web hosting services provider GoDaddy also benefited results. The company reported quarterly revenues that exceeded consensus expectations, with organic revenue growth accelerating. In addition, business application

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

revenue grew significantly. Commercial real estate information company CoStar Group also contributed to the Fund’s relative performance in the IT sector. CoStar Group’s stock rose amid solid quarterly results. The company’s net bookings strength has led to positive revenue revisions, and profitability is improving.

In the health care sector, DexCom, a medical devices company, and Edward Lifesciences, a provider of health products and technologies, contributed to relative performance.

Other notable individual contributors included pizza delivery company Domino’s Pizza and education services provider Grand Canyon Education.

In contrast, stock selection in the energy and consumer discretionary sectors detracted from the Fund’s relative performance. In energy, oilfield services provider RPC hindered results, as did independent oil and natural gas company Jagged Peak Energy (not part of the index).

In the consumer discretionary sector, NVR, which builds and sells residential properties, hindered relative performance. The company’s shares declined amid lower homebuilding revenue and higher expenses. Other detractors in the sector included discount retailer Dollar Tree and recreational vehicle manufacturer Thor Industries.

Other key individual detractors included machine vision products provider Cognex and machinery firm Stanley Black & Decker. During the period, Cognex confirmed consumer electronics-related fears by issuing flat revenue guidance through the end of the year. Quarterly revenues came in below consensus expectations, although earnings per share were better than expected. Stanley Black & Decker reported revenues slightly above consensus expectations. However, its shares declined amid softer operating margins and guidance for future growth to come in below recent levels.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$1,055.70	$5.56	$1,019.39	$5.46	1.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015		2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.71	$17.77	$19.09		$24.95		$28.38	$21.87

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.04)	(0.03)		—	[c,d]	(0.07)	(0.09)

Net realized and unrealized gains (losses)	1.22	3.74	0.77		(0.03)		2.04	8.19

Total from investment operations	1.20	3.70	0.74		(0.03)		1.97	8.10

Less distributions from net realized gains	(1.92)	(1.76)	(2.06)		(5.83)		(5.40)	(1.59)

Net asset value, end of period	$18.99	$19.71	$17.77		$19.09		$24.95	$28.38

Total return[e]	5.70%	21.75%	4.40%		(2.44)%		7.78%	38.50%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.85%	0.85%	0.84%		0.81%		0.80%	0.80%

Expenses net of waiver and payments by affiliates	0.84%	0.84% [g]	0.82%	[g]	0.81%	[h]	0.80% [h]	0.80%	[g]

Net investment income (loss)	(0.22)%	(0.24)%	(0.16)%		0.01%	[d]	(0.29)%	(0.35)%

Supplemental data

Net assets, end of period (000’s)	$38,473	$36,864	$31,756		$87,866		$99,803	$98,020

Portfolio turnover rate	13.91%	40.49%	32.23%	[i]	37.85%		48.73%	42.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.83	$16.27	$17.69		$23.56	$27.16	$21.04

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.08)	(0.07)		(0.05)[c]	(0.13)	(0.14)

Net realized and unrealized gains (losses)	1.11	3.40	0.71		0.01	1.93	7.85

Total from investment operations	1.07	3.32	0.64		(0.04)	1.80	7.71

Less distributions from net realized gains	(1.92)	(1.76)	(2.06)		(5.83)	(5.40)	(1.59)

Net asset value, end of period	$16.98	$17.83	$16.27		$17.69	$23.56	$27.16

Total return[d]	5.57%	21.40%	4.17%		(2.66)%	7.47%	38.15%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.10%	1.10%	1.09%		1.06%	1.05%	1.05%

Expenses net of waiver and payments by affiliates	1.09%	1.09% [f]	1.07%	[f]	1.06% [g]	1.05% [g]	1.05%	[f]

Net investment income (loss)	(0.47)%	(0.49)%	(0.41)%		(0.24)% [c]	(0.54)%	(0.60)%

Supplemental data

Net assets, end of period (000’s)	$385,584	$390,094	$392,777		$478,649	$582,772	$660,806

Portfolio turnover rate	13.91%	40.49%	32.23%	[h]	37.85%	48.73%	42.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016		2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.47	$16.81	$18.23		$24.14	$27.72	$21.47

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.10)	(0.09)		(0.07)[c]	(0.16)	(0.17)

Net realized and unrealized gains (losses)	1.15	3.52	0.73		(0.01)	1.98	8.01

Total from investment operations	1.10	3.42	0.64		(0.08)	1.82	7.84

Less distributions from net realized gains	(1.92)	(1.76)	(2.06)		(5.83)	(5.40)	(1.59)

Net asset value, end of period	$17.65	$18.47	$16.81		$18.23	$24.14	$27.72

Total return[d]	5.55%	21.30%	4.04%		(2.77)%	7.39%	37.99%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.20%	1.20%	1.19%		1.16%	1.15%	1.15%

Expenses net of waiver and payments by affiliates	1.19%	1.19% [f]	1.17%	[f]	1.16% [g]	1.15% [g]	1.15%	[f]

Net investment income (loss)	(0.57)%	(0.59)%	(0.51)%		(0.34)% [c]	(0.64)%	(0.70)%

Supplemental data

Net assets, end of period (000’s)	$15,431	$15,829	$13,825		$15,105	$16,384	$19,132

Portfolio turnover rate	13.91%	40.49%	32.23%	[h]	37.85%	48.73%	42.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value
	Common Stocks 96.9%
	Consumer Discretionary 15.0%
	Aptiv PLC	63,777	$ 5,843,886
a	Burlington Stores Inc.	29,500	4,440,635
a	Dollar Tree Inc.	62,411	5,304,935
	Domino’s Pizza Inc.	18,700	5,276,579
a,b,c	DraftKings Inc.	733,541	1,621,649
	Expedia Group Inc.	32,500	3,906,175
a	Grand Canyon Education Inc.	44,157	4,928,363
	Hasbro Inc.	20,000	1,846,200
a	Liberty Broadband Corp., C	36,550	2,767,566
	MGM Resorts International	51,000	1,480,530
a	Norwegian Cruise Line Holdings Ltd.	41,778	1,974,010
a	NVR Inc.	1,482	4,402,059
a	O’Reilly Automotive Inc.	13,107	3,585,682
	Ross Stores Inc.	73,885	6,261,754
	Tapestry Inc.	18,500	864,135
	Thor Industries Inc.	22,700	2,210,753
	Tractor Supply Co.	32,037	2,450,510
	Vail Resorts Inc.	13,000	3,564,470
	Wynn Resorts Ltd.	18,000	3,012,120

			65,742,011

	Consumer Staples 3.2%
	Church & Dwight Co. Inc.	92,500	4,917,300
a	Hostess Brands Inc., A	93,200	1,267,520
	Lamb Weston Holdings Inc.	35,000	2,397,850
a	Monster Beverage Corp.	66,516	3,811,367
	Pinnacle Foods Inc.	22,794	1,482,978

			13,877,015

	Energy 2.0%
	Cabot Oil & Gas Corp., A	98,749	2,350,226
a	Concho Resources Inc.	20,900	2,891,515
	Diamondback Energy Inc.	3,400	447,338
a,d	Jagged Peak Energy Inc.	150,000	1,953,000
d	RPC Inc.	73,000	1,063,610

			8,705,689

	Financials 8.1%
	Arthur J. Gallagher & Co.	81,608	5,327,370
	CBOE Global Markets Inc.	37,000	3,850,590
	First Republic Bank	44,000	4,258,760
	MarketAxess Holdings Inc.	19,296	3,817,907
	Moody’s Corp.	26,909	4,589,599
	MSCI Inc.	10,000	1,654,300
	The Progressive Corp.	54,200	3,205,930
a	SVB Financial Group	17,178	4,960,319
a	Western Alliance Bancorp	22,000	1,245,420
	Willis Towers Watson PLC	19,100	2,895,560

			35,805,755

	Health Care 12.1%
a	ABIOMED Inc.	6,800	2,781,540
a	Agios Pharmaceuticals Inc.	6,500	547,495
a	Alkermes PLC	19,200	790,272

Semiannual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
a	Alnylam Pharmaceuticals Inc.	8,900	$ 876,561
a	BioMarin Pharmaceutical Inc.	25,208	2,374,594
a	Centene Corp.	25,000	3,080,250
a	Cerner Corp.	58,895	3,521,332
a	DexCom Inc.	27,188	2,582,316
a	Edwards Lifesciences Corp.	61,521	8,955,612
a	Exelixis Inc.	43,700	940,424
a	Incyte Corp.	24,669	1,652,823
a,d	Inspire Medical Systems Inc.	18,000	641,880
a	Insulet Corp.	30,688	2,629,962
a	Ionis Pharmaceuticals Inc.	13,400	558,378
a	iRhythm Technologies Inc.	24,300	1,971,459
a	Jazz Pharmaceuticals PLC	9,600	1,654,080
a	Mettler-Toledo International Inc.	8,855	5,123,769
a	Neurocrine Biosciences Inc.	13,244	1,301,090
a	Nevro Corp.	30,081	2,401,968
a	Penumbra Inc.	17,248	2,382,811
a	Revance Therapeutics Inc.	43,972	1,207,031
a	Seattle Genetics Inc.	12,500	829,875
a	Waters Corp.	18,300	3,542,697
	West Pharmaceutical Services Inc.	9,000	893,610

			53,241,829

	Industrials 18.2%
	Allegiant Travel Co.	9,426	1,309,743
	BWX Technologies Inc.	42,000	2,617,440
a	CoStar Group Inc.	18,335	7,565,571
	Fortive Corp.	52,500	4,048,275
	Heico Corp.	5,500	401,115
	Hexcel Corp.	65,234	4,330,233
	IDEX Corp.	22,200	3,029,856
a	IHS Markit Ltd.	107,515	5,546,699
	J.B. Hunt Transport Services Inc.	35,646	4,332,771
a	Mercury Systems Inc.	45,000	1,712,700
	Old Dominion Freight Line Inc.	19,000	2,830,240
	Republic Services Inc.	53,300	3,643,588
	Rockwell Automation Inc.	41,500	6,898,545
	Roper Technologies Inc.	40,743	11,241,401
	Stanley Black & Decker Inc.	29,296	3,890,802
	Textron Inc.	41,100	2,708,901
	TransUnion	12,000	859,680
a	Univar Inc.	115,800	3,038,592
a	Verisk Analytics Inc.	61,061	6,572,606
a	WABCO Holdings Inc.	28,300	3,311,666

			79,890,424

	Information Technology 31.3%
a	2U Inc.	105,079	8,780,401
a	Adyen NV (Netherlands)	1,400	771,637
a	Alarm.com Holdings Inc.	48,696	1,966,344
	Amphenol Corp., A	54,600	4,758,390
	Analog Devices Inc.	67,591	6,483,329
a	ANSYS Inc.	13,569	2,363,448

FSC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
a	Arista Networks Inc.	4,000	$ 1,029,960
a	Atlassian Corp. PLC (Australia)	28,182	1,761,939
a	Autodesk Inc.	50,800	6,659,372
a	Avalara Inc.	6,100	325,557
a	Black Knight Inc.	32,000	1,713,600
a	Ceridian HCM Holding Inc.	12,000	398,280
	Cognex Corp.	107,496	4,795,397
a	Coherent Inc.	6,500	1,016,730
	DXC Technology Co.	38,500	3,103,485
a	EPAM Systems Inc.	3,600	447,588
a	FleetCor Technologies Inc.	21,995	4,633,247
a	GoDaddy Inc., A	109,617	7,738,960
a	GreenSky Inc., A	43,700	924,255
a	Guidewire Software Inc.	31,000	2,752,180
a	I3 Verticals Inc., A	21,200	322,664
a	Inphi Corp.	75,000	2,445,750
a	Integrated Device Technology Inc.	88,140	2,809,903
a	InterXion Holding NV (Netherlands)	45,000	2,808,900
	KLA-Tencor Corp.	41,687	4,274,168
	Lam Research Corp.	26,916	4,652,431
	LogMeIn Inc.	28,500	2,942,625
	Marvell Technology Group Ltd. (Bermuda)	44,500	954,080
	Microchip Technology Inc.	72,227	6,569,046
	Monolithic Power Systems	24,100	3,221,447
a	Pluralsight Inc., A	19,000	464,550
a	PTC Inc.	9,500	891,195
a	Q2 Holdings Inc.	22,696	1,294,807
a	Red Hat Inc.	28,000	3,762,360
a	ServiceNow Inc.	47,437	8,181,459
	Skyworks Solutions Inc.	13,500	1,304,775
a	Square Inc., A	68,500	4,222,340
a	Synopsys Inc.	15,000	1,283,550
a	Trimble Inc.	22,500	738,900
a,d	ViaSat Inc.	57,366	3,770,094
a	Wix.com Ltd. (Israel)	32,000	3,209,600
a	Workday Inc., A	45,443	5,504,056
a	Worldpay Inc., A	94,534	7,730,990
	Xilinx Inc.	16,000	1,044,160
a,d	Zscaler Inc.	23,000	822,250

			137,650,199

	Materials 4.0%
	Albemarle Corp.	13,500	1,273,455
	Avery Dennison Corp.	28,500	2,909,850
a	Axalta Coating Systems Ltd.	117,707	3,567,699
a	Ingevity Corp.	34,641	2,801,071
	Packaging Corp. of America	27,000	3,018,330
	Vulcan Materials Co.	31,000	4,000,860

			17,571,265

Semiannual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Real Estate 3.0%
a	CBRE Group Inc.	84,521	$ 4,035,033
	Equinix Inc.	5,153	2,215,223
a	SBA Communications Corp., A	42,457	7,010,500

			13,260,756

	Total Common Stocks (Cost $285,891,283)		425,744,943

	Short Term Investments 4.4%

	Money Market Funds (Cost $14,063,833) 3.2%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 1.51%	14,063,833	14,063,833

g	Investments from Cash Collateral Received for Loaned Securities (Cost $5,454,860) 1.2%
	Money Market Funds 1.2%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 1.51%	5,454,860	5,454,860

	Total Investments (Cost $305,409,976) 101.3%		445,263,636
	Other Assets, less Liabilities (1.3)%		(5,774,942)

	Net Assets 100.0%		$ 439,488,694

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at June 30, 2018. See Note 1(c).

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(c) regarding securities on loan.

FSC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$285,891,283
Cost - Non-controlled affiliates (Note 3e)	19,518,693

Value - Unaffiliated issuers +	$425,744,943
Value - Non-controlled affiliates (Note 3e)	19,518,693
Receivables:
Investment securities sold	268,818
Capital shares sold	209,266
Dividends and interest	134,037
Due from custodian	515,900
Other assets	295

Total assets	446,391,952

Liabilities:
Payables:
Capital shares redeemed	359,196
Management fees	290,070
Distribution fees	173,201
Payable upon return of securities loaned	5,970,760
Accrued expenses and other liabilities	110,031

Total liabilities	6,903,258

Net assets, at value	$439,488,694

Net assets consist of:
Paid-in capital	$278,942,889
Undistributed net investment income (loss)	(994,830)
Net unrealized appreciation (depreciation)	139,853,660
Accumulated net realized gain (loss)	21,686,975

Net assets, at value	$439,488,694

Class 1:
Net assets, at value	$ 38,473,380

Shares outstanding	2,025,665

Net asset value and maximum offering price per share	$18.99

Class 2:
Net assets, at value	$385,584,369

Shares outstanding	22,706,385

Net asset value and maximum offering price per share	$16.98

Class 4:
Net assets, at value	$ 15,430,945

Shares outstanding	874,414

Net asset value and maximum offering price per share	$17.65

+Includes securities loaned	$ 5,846,471

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 1,289,821
Non-controlled affiliates (Note 3e)	66,044
Income from securities loaned (net of fees and rebates)	27,249

Total investment income	1,383,114

Expenses:
Management fees (Note 3a)	1,776,558
Distribution fees: (Note 3c)
Class 2	488,369
Class 4	27,322
Custodian fees (Note 4)	1,798
Reports to shareholders	83,863
Professional fees	21,292
Trustees’ fees and expenses	1,143
Other	7,611

Total expenses	2,407,956
Expenses waived/paid by affiliates (Note 3e)	(30,012)

Net expenses	2,377,944

Net investment income (loss)	(994,830)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	22,128,871
Foreign currency transactions	(400)

Net realized gain (loss)	22,128,471

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,219,990

Net realized and unrealized gain (loss)	25,348,461

Net increase (decrease) in net assets resulting from operations	$24,353,631

*Foreign taxes withheld on dividends	$ 15

FSC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (994,830)	$ (2,151,916)
Net realized gain (loss)	22,128,471	46,758,513
Net change in unrealized appreciation (depreciation)	3,219,990	44,201,889

Net increase (decrease) in net assets resulting from operations	24,353,631	88,808,486

Distributions to shareholders from:
Net realized gains:
Class 1	(3,540,738)	(3,085,657)
Class 2	(39,501,499)	(39,960,537)
Class 4	(1,517,449)	(1,450,459)

Total distributions to shareholders	(44,559,686)	(44,496,653)

Capital share transactions: (Note 2)
Class 1	3,058,630	1,442,945
Class 2	13,573,870	(41,878,699)
Class 4	275,877	552,508

Total capital share transactions	16,908,377	(39,883,246)

Net increase (decrease) in net assets	(3,297,678)	4,428,587
Net assets:
Beginning of period	442,786,372	438,357,785

End of period	$439,488,694	$442,786,372

Undistributed net investment income (loss) included in net assets:
End of period	$ (994,830)	$ —

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting

Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 46.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country

FSC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined

Semiannual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes (continued)

to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	60,491	$1,244,530	111,735	$2,131,300
Shares issued in reinvestment of distributions	179,278	3,540,738	170,856	3,085,657
Shares redeemed	(84,312)	(1,726,638)	(198,990)	(3,774,012)

Net increase (decrease)	155,457	$3,058,630	83,601	$1,442,945

Class 2 Shares:
Shares sold	319,605	$5,945,455	683,937	$11,660,672
Shares issued in reinvestment of distributions	2,236,778	39,501,499	2,442,575	39,960,537
Shares redeemed	(1,728,283)	(31,873,084)	(5,392,842)	(93,499,908)

Net increase (decrease)	828,100	$13,573,870	(2,266,330)	$(41,878,699)

Class 4 Shares:
Shares sold	54,667	$1,045,847	145,506	$2,584,438
Shares issued in reinvestment of distributions	82,695	1,517,449	85,574	1,450,459
Shares redeemed	(119,935)	(2,287,419)	(196,455)	(3,482,389)

Net increase (decrease)	17,427	$275,877	34,625	$552,508

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.800% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	15,691,885	81,989,174	(78,162,366)	19,518,693	$19,518,693	$66,044	$ —	$ —

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2018, these purchase and sale transactions aggregated $0 and $55,780, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5. Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$305,848,678

Unrealized appreciation	$146,524,930
Unrealized depreciation	(7,109,972)

Net unrealized appreciation (depreciation)	$139,414,958

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of pass-through entity income and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $60,242,709 and $95,353,163, respectively.

At June 30, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $5,970,760 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
733,541	DraftKings Inc. (Value is 0.4% of Net Assets)	8/07/15	$2,800,003	$1,621,649

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Consumer Discretionary	$ 64,120,362	$ —	$ 1,621,649	$ 65,742,011
All Other Equity Investments	360,002,932	—	—	360,002,932
Short Term Investments	19,518,693	—	—	19,518,693

Total Investments in Securities	$ 443,641,987	$ —	$ 1,621,649	$ 445,263,636

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Income VIP Fund

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a  -1.47% total return*,** for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Total return information is based on asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 12/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in US and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index, had a -1.62% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, had a -1.18% return.2

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters,

the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs in February, April and May amid indications of higher inflation. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the US, the Trump administration’s protectionist trade policies, and US trade disputes between its allies and China. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.85% at period-end.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN STRATEGIC INCOME VIP FUND

and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate-or credit-related derivative instruments.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets. During the period, we maintained large allocations to spread sectors, primarily high-yield corporate credit, with smaller exposures to senior secured floating rate loans and investment-grade corporate bonds. The Fund also held positions in select non-US dollar global government bonds and securitized sectors. Additionally, the Fund sought to maintain a relatively defensive positioning to US interest rates.

The Fund’s exposure to sovereign emerging-market securities was the most significant contributor to performance. Non-dollar developed securities, tax-exempt municipal bonds, senior secured floating rate loans and non-agency residential mortgage-backed securities were all additive to performance. In addition, US dollar yield curve positioning boosted absolute returns.

In contrast, our currency exposures had a significant negative impact on returns. Additionally, exposure to high yield corporate credit, investment-grade corporate bonds and fixed-rate agency mortgage-backed securities detracted from performance.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

Portfolio Composition*
Based on Consolidated Net Assets
	6/30/18	12/31/17
High-Yield Corporate Bonds	31.96%	29.82%
Floating-Rate Loans	17.86%	16.10%
Investment-Grade Corporate Bonds	16.56%	17.60%
International Government & Agency Bonds	10.21%	9.07%
Agency Mortgage-Backed Securities	9.14%	9.90%
Collateralized Loan Obligations	6.08%	4.00%
Residential Mortgage-Backed Securities	5.27%	3.10%
U.S. Treasury Securities	4.24%	4.10%
Other	2.89%	0.90%
Commercial Mortgage-Backed Securities	2.36%	2.40%
Treasury-Inflation Protected Securities	2.03%	2.80%
Asset-Backed Securities	1.98%	2.10%
Municipal Bonds	1.47%	0.90%
Short Term Investments & Other Net Assets	-4.87%	-2.80%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The composition may not match the Statement of Investments (SOI).

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain financial assets and/or to hedge against credit risk.

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

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FRANKLIN STRATEGIC INCOME VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$989.00	$4.29	$1,020.48	$4.36	0.87%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.15	$11.01	$10.55	$11.90	$12.64	$13.17

Income from investment operations[a]:

Net investment income[b]	0.23	0.45	0.48	0.53	0.54	0.59

Net realized and unrealized gains (losses)	(0.35)	0.04	0.37	(0.91)	(0.25)	(0.15)

Total from investment operations	(0.12)	0.49	0.85	(0.38)	0.29	0.44

Less distributions from:

Net investment income and net foreign currency gains	(0.32)	(0.35)	(0.39)	(0.77)	(0.78)	(0.80)

Net realized gains	—	—	—	(0.20)	(0.25)	(0.17)

Total distributions	(0.32)	(0.35)	(0.39)	(0.97)	(1.03)	(0.97)

Net asset value, end of period	$10.71	$11.15	$11.01	$10.55	$11.90	$12.64

Total return[c]	(1.09)%	4.46%	8.25%	(3.62)%	2.12%	3.52%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.67%	0.68%	0.67%	0.63%	0.63%	0.60%

Expenses net of waiver and payments by affiliates[e]	0.62%	0.63%	0.60%	0.62%	0.62%	0.60%

Net investment income	4.17%	4.00%	4.42%	4.71%	4.34%	4.58%

Supplemental data

Net assets, end of period (000’s)	$333,801	$361,465	$396,170	$441,658	$574,850	$705,493

Portfolio turnover rate	62.81%	108.73%	128.51%	85.85%	55.64%	48.06%

Portfolio turnover rate excluding mortgage dollar rolls[f]	30.03%	48.11%	77.93%	51.47%	48.86%	47.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$10.76	$10.64	$10.21	$11.55	$12.30	$12.84

Income from investment operations[a]:

Net investment income[b]	0.21	0.40	0.43	0.49	0.49	0.54

Net realized and unrealized gains (losses)	(0.33)	0.04	0.36	(0.89)	(0.24)	(0.13)

Total from investment operations	(0.12)	0.44	0.79	(0.40)	0.25	0.41

Less distributions from:

Net investment income and net foreign currency gains	(0.29)	(0.32)	(0.36)	(0.74)	(0.75)	(0.78)

Net realized gains	—	—	—	(0.20)	(0.25)	(0.17)

Total distributions	(0.29)	(0.32)	(0.36)	(0.94)	(1.00)	(0.95)

Net asset value, end of period	$10.35	$10.76	$10.64	$10.21	$11.55	$12.30

Total return[c]	(1.10)%	4.17%	7.94%	(3.87)%	1.86%	3.32%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.92%	0.93%	0.92%	0.88%	0.88%	0.85%

Expenses net of waiver and payments by affiliates[e]	0.87%	0.88%	0.85%	0.87%	0.87%	0.85%

Net investment income	3.92%	3.75%	4.17%	4.46%	4.09%	4.33%

Supplemental data

Net assets, end of period (000’s)	$208,250	$214,271	$203,418	$202,192	$206,571	$175,307

Portfolio turnover rate	62.81%	108.73%	128.51%	85.85%	55.64%	48.06%

Portfolio turnover rate excluding mortgage dollar rolls[f]	30.03%	48.11%	77.93%	51.47%	48.86%	47.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.04	$10.90	$10.44	$11.78	$12.51	$13.04

Income from investment operations[a]:

Net investment income[b]	0.21	0.40	0.43	0.49	0.49	0.54

Net realized and unrealized gains (losses)	(0.34)	0.04	0.38	(0.91)	(0.25)	(0.14)

Total from investment operations	(0.13)	0.44	0.81	(0.42)	0.24	0.40

Less distributions from:

Net investment income and net foreign currency gains	(0.27)	(0.30)	(0.35)	(0.72)	(0.72)	(0.76)

Net realized gains	—	—	—	(0.20)	(0.25)	(0.17)

Total distributions	(0.27)	(0.30)	(0.35)	(0.92)	(0.97)	(0.93)

Net asset value, end of period	$10.64	$11.04	$10.90	$10.44	$11.78	$12.51

Total return[c]	(1.14)%	4.08%	7.86%	(3.98)%	1.75%	3.17%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.02%	1.03%	1.02%	0.98%	0.98%	0.95%

Expenses net of waiver and payments by affiliates[e]	0.97%	0.98%	0.95%	0.97%	0.97%	0.95%

Net investment income	3.82%	3.65%	4.07%	4.36%	3.99%	4.23%

Supplemental data

Net assets, end of period (000’s)	$66,630	$74,013	$80,175	$92,965	$113,986	$134,970

Portfolio turnover rate	62.81%	108.73%	128.51%	85.85%	55.64%	48.06%

Portfolio turnover rate excluding mortgage dollar rolls[f]	30.03%	48.11%	77.93%	51.47%	48.86%	47.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

FSI-8	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, June 30, 2018 (unaudited)

Franklin Strategic Income VIP Fund

	Country	Shares/ Warrants		Value
Common Stocks and Other Equity Interests 0.4%
Consumer Services 0.1%
a,aa,ab Turtle Bay Resort	United States	1,901,449		$343,871

Energy 0.3%
[a] Birch Permian Holdings Inc.	United States	99,812		1,197,744
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	4,009		40
[a] Halcon Resources Corp.	United States	97,655		428,706
[a] Halcon Resources Corp., wts., 9/09/20	United States	8,155		3,384
[a] Linn Energy Inc.	United States	8,565		331,037
[a] Midstates Petroleum Co. Inc.	United States	698		9,500
a,ab Midstates Petroleum Co. Inc., wts., 4/21/20	United States	4,955		132

				1,970,543

Materials 0.0%†
[a] Verso Corp., A	United States	6,954		151,319
[a] Verso Corp., wts., 7/25/23	United States	732		2,818

				154,137

Retailing 0.0%†
a,ab,b K2016470219 South Africa Ltd., A	South Africa	14,792,309		10,788
a,ab,b K2016470219 South Africa Ltd., B	South Africa	1,472,041		1,074

				11,862

Transportation 0.0%†
a,ab CEVA Logistics AG	Switzerland	7,190		161,881

Total Common Stocks and Other Equity Interests (Cost $8,795,992)				2,642,294

Management Investment Companies 6.5%
Diversified Financials 6.5%
[c] Franklin Lower Tier Floating Rate Fund	United States	2,081,861		20,423,054
[c] Franklin Middle Tier Floating Rate Fund	United States	2,024,951		19,135,791

Total Management Investment Companies (Cost $40,585,221)				39,558,845

		Principal Amount	*
Corporate Bonds 47.6%
Automobiles & Components 0.5%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	1,200,000		1,211,040
The Goodyear Tire & Rubber Co., senior bond, 5.00%, 5/31/26	United States	1,800,000		1,680,750
senior note, 5.125%, 11/15/23	United States	400,000		397,400

				3,289,190

Banks 4.4%
Bank of America Corp.,
senior bond, 3.248%, 10/21/27	United States	800,000		746,164
senior note, 3.50%, 4/19/26	United States	4,800,000		4,646,010
CIT Group Inc., senior bond, 5.00%, 8/15/22	United States	2,058,000		2,086,298
Citigroup Inc., senior note, 3.30%, 4/27/25	United States	300,000		287,971
senior note, 3.40%, 5/01/26	United States	3,100,000		2,946,140
senior note, 3.20%, 10/21/26	United States	3,000,000		2,794,374

Semiannual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
Citigroup Inc., (continued)
sub. bond, 5.50%, 9/13/25	United States	500,000		$531,481
sub. note, 4.05%, 7/30/22	United States	300,000		301,814
[d] ICICI Bank Ltd./Dubai, senior note, 144A, 3.80%, 12/14/27	India	1,600,000		1,463,168
JPMorgan Chase & Co.,
[e] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,535,625
[e] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		516,925
senior bond, 3.30%, 4/01/26	United States	400,000		382,766
senior bond, 3.20%, 6/15/26	United States	1,500,000		1,419,361
sub. note, 3.375%, 5/01/23	United States	1,000,000		977,018
sub. note, 3.875%, 9/10/24	United States	1,000,000		991,121
Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	500,000		504,843
[f] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	500,000	EUR	578,868
Wells Fargo & Co.,
[e] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	1,500,000		1,506,825
senior note, 3.00%, 4/22/26	United States	2,500,000		2,326,183

				26,542,955

Capital Goods 1.6%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	2,600,000		2,496,260
[d] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	1,600,000		1,488,000
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	700,000		651,627
General Electric Co., senior bond, 4.50%, 3/11/44	United States	200,000		196,372
Legrand France SA, senior bond, 8.50%, 2/15/25	France	100,000		125,471
Tennant Co., senior note, 5.625%, 5/01/25	United States	1,000,000		997,500
[d] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	2,000,000		1,992,500
[d] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000		1,576,000

				9,523,730

Commercial & Professional Services 0.8%
[d] IHS Markit Ltd., senior note, 144A, 4.00%, 3/01/26	United States	1,200,000		1,140,000
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	1,600,000		1,618,000
[d] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	2,500,000		2,293,750

				5,051,750

Consumer Durables & Apparel 1.3%
[d] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	2,700,000		2,619,000
KB Home,
senior note, 4.75%, 5/15/19	United States	1,000,000		1,009,100
senior note, 7.00%, 12/15/21	United States	1,200,000		1,266,000
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	2,000,000		1,907,500
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,137,125

				7,938,725

Consumer Services 2.4%
[d] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 5.00%, 10/15/25	Canada	1,200,000		1,141,440
senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	900,000		857,250

FSI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Services (continued)
[d] Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	1,400,000		$1,403,752
[d] International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,300,000		3,423,750
[d] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note, 144A, 5.00%, 6/01/24	United States	900,000		890,730
senior note, 144A, 5.25%, 6/01/26	United States	1,300,000		1,283,750
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	2,800,000		2,749,075
MGM Resorts International, senior note, 6.75%, 10/01/20	United States	200,000		210,000
[d,g] Stars Group Holdings BV/Stars Group US Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	700,000		709,187
[d] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	1,200,000		1,182,000
[d] Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	1,000,000		957,920

				14,808,854

Diversified Financials 2.6%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	2,000,000		1,879,755
The Goldman Sachs Group Inc.,
senior note, 3.50%, 1/23/25	United States	3,000,000		2,898,713
senior note, 3.75%, 2/25/26	United States	1,500,000		1,455,255
[d] Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	600,000	EUR	725,665
Morgan Stanley,
senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	1,000,000		951,169
senior note, 3.875%, 1/27/26	United States	4,200,000		4,136,973
Navient Corp.,
senior note, 6.625%, 7/26/21	United States	800,000		823,760
senior note, 7.25%, 9/25/23	United States	2,500,000		2,631,250
senior note, 6.125%, 3/25/24	United States	500,000		496,250

				15,998,790

Energy 5.0%
Anadarko Petroleum Corp.,
senior bond, 3.45%, 7/15/24	United States	100,000		96,455
senior bond, 7.95%, 6/15/39	United States	100,000		131,819
Apache Corp., senior bond, 2.625%, 1/15/23	United States	1,900,000		1,804,621
[d] BG Energy Capital PLC, senior bond, 144A, 5.125%, 10/15/41	United Kingdom	100,000		111,226
[d] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	716,000		653,350
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	800,000		875,000
senior secured note, first lien, 5.875%, 3/31/25	United States	700,000		730,625
[d] Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	1,200,000		1,173,540
CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,300,000		1,255,384
CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	2,500,000		2,519,225
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,900,000		2,030,625
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000		1,037,889
Energy Transfer Partners LP/Regency Energy Finance Corp.,
senior note, 5.875%, 3/01/22	United States	200,000		211,683
senior note, 5.00%, 10/01/22	United States	500,000		518,033

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[d,h] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,262,556	$1,133,967
Enterprise Products Operating LLC, senior bond, 6.125%, 10/15/39	United States	100,000	114,441
[d,i] Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000	1,504,133
Kinder Morgan Inc.,
senior bond, 4.30%, 6/01/25	United States	2,000,000	1,992,489
senior note, 3.15%, 1/15/23	United States	1,500,000	1,449,100
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000	1,985,000
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000	191,232
Sabine Pass Liquefaction LLC,
senior secured note, first lien, 5.625%, 2/01/21	United States	2,000,000	2,092,756
senior secured note, first lien, 5.625%, 4/15/23	United States	900,000	955,537
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	300,000	204,750
[d] Sinopec Group Overseas Development 2016 Ltd., senior note, 144A, 2.75%, 9/29/26	China	1,300,000	1,170,280
[d] Sunoco LP/Sunoco Finance Corp., senior note, 144A, 4.875%, 1/15/23	United States	600,000	577,500
[d,h] W&T Offshore Inc.,
secured note, second lien, 144A, PIK, 9.00%, 5/15/20	United States	499,995	501,245
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	453,003	430,146
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	800,000	826,000
senior note, 8.25%, 6/15/23	United States	1,000,000	994,590
[d] Woodside Finance Ltd.,
senior bond, 144A, 3.70%, 3/15/28	Australia	800,000	759,856
senior note, 144A, 3.70%, 9/15/26	Australia	500,000	481,133

			30,513,630

Food & Staples Retailing 0.9%
[d] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	800,000	766,000
Kroger Co., senior bond, 2.65%, 10/15/26	United States	1,400,000	1,241,165
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	3,200,000	3,145,960

			5,153,125

Food, Beverage & Tobacco 1.4%
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	200,000	182,800
Coca-Cola Femsa SAB de CV, senior bond, 5.25%, 11/26/43	Mexico	200,000	224,125
[d] Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	2,100,000	2,053,745
[d] JBS USA LLC/Finance Inc., senior note, 144A, 5.75%, 6/15/25	United States	500,000	467,500
Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	2,400,000	2,164,235
[d] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	600,000	586,500
senior note, 144A, 4.875%, 11/01/26	United States	1,400,000	1,365,000
[d] Post Holdings Inc.,
senior bond, 144A, 5.625%, 1/15/28	United States	500,000	470,625
senior note, 144A, 5.50%, 3/01/25	United States	1,000,000	978,750
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	200,000	201,290

			8,694,570

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)
	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services 2.6%
[d] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	2,000,000	$1,983,400
Centene Corp., senior note, 4.75%, 5/15/22	United States	1,700,000	1,719,125
[d] Centene Escrow I Corp., senior note, 144A, 5.375%, 6/01/26	United States	600,000	609,378
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	349,000	179,735
[d] senior note, 144A, 8.125%, 6/30/24	United States	38,000	31,588
senior secured note, first lien, 6.25%, 3/31/23	United States	500,000	460,000
CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	1,000,000	987,960
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	500,000	485,938
senior bond, 5.00%, 5/01/25	United States	900,000	849,375
senior note, 5.75%, 8/15/22	United States	1,500,000	1,526,258
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	300,000	299,995
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	1,500,000	1,560,000
senior secured bond, first lien, 5.875%, 3/15/22	United States	450,000	470,250
senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000	601,500
senior secured bond, first lien, 5.50%, 6/15/47	United States	1,200,000	1,104,000
[d] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	900,000	924,750
[d,h] Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	200,000	207,000
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	500,000	486,089
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	300,000	304,500
senior note, 8.125%, 4/01/22	United States	1,000,000	1,047,500

			15,838,341

Insurance 0.6%
[d] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000	3,572,765

Materials 6.2%
ArcelorMittal,
senior note, 5.50%, 3/01/21	France	1,800,000	1,879,002
senior note, 6.125%, 6/01/25	France	300,000	323,531
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.00%, 6/30/21	Luxembourg	1,300,000	1,319,500
senior note, 144A, 6.00%, 2/15/25	Luxembourg	900,000	877,500
[d] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	2,700,000	2,639,250
[d] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000	1,016,795
[d] Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000	1,482,960
The Chemours Co., senior note, 6.625%, 5/15/23	United States	1,035,000	1,086,750
[d] Crown Americas LLC/Crown Americas Capital Corp., senior note, 144A, 4.75%, 2/01/26	United States	700,000	666,750
[d] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	625,000	632,422
senior note, 144A, 7.25%, 4/01/23	Zambia	1,600,000	1,604,000
[d] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 5.125%, 3/15/23	Australia	400,000	398,000
senior note, 144A, 5.125%, 5/15/24	Australia	800,000	780,248
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000	2,387,500
[d] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,000,000	1,038,702

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[d] Glencore Funding LLC,
senior note, 144A, 4.125%, 5/30/23	Switzerland	600,000	$599,345
senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000	251,887
[d] INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	3,000,000	3,016,500
LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	2,100,000	2,107,886
[d] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	700,000	691,250
[d] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	400,000	400,000
[d] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	2,300,000	2,208,000
[d] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	1,400,000	1,400,000
senior note, 144A, 5.875%, 8/15/23	United States	700,000	710,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
[d] senior note, 144A, 7.00%, 7/15/24	United States	500,000	511,563
senior secured note, first lien, 5.75%, 10/15/20	United States	678,376	681,767
[d] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	700,000	692,125
[d] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000	1,012,500
senior bond, 144A, 5.50%, 9/15/25	United States	400,000	412,000
senior note, 144A, 4.875%, 12/01/22	United States	1,000,000	1,013,750
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	1,000,000	1,021,250
senior note, 5.125%, 10/01/21	United States	1,000,000	1,011,250
[d] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	2,000,000	2,045,000

			37,919,483

Media 4.9%
[d] Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	200,000	193,500
[d] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	2,200,000	2,128,500
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	2,000,000	1,975,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	1,100,000	1,107,562
[d] senior bond, 144A, 5.375%, 5/01/25	United States	900,000	873,000
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	1,000,000	1,025,000
senior sub. note, 7,625%, 3/15/20	United States	700,000	698,395
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	2,000,000	2,100,000
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22	United States	500,000	471,875
senior note, 6.75%, 6/01/21	United States	500,000	501,875
senior note, 5.875%, 11/15/24	United States	1,200,000	1,020,000
[j] iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	600,000	459,000
senior secured note, first lien, 9.00%, 9/15/22	United States	400,000	306,000
[d] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	2,000,000	1,932,500
[d] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	1,400,000	1,429,750
senior bond, 144A, 5.375%, 4/15/25	United States	800,000	791,000

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*		Value

Corporate Bonds (continued)
Media (continued)
Tegna Inc.,
senior bond, 6.375%, 10/15/23	United States	1,000,000			$1,031,250
[d] senior bond, 144A, 5.50%, 9/15/24	United States	500,000			501,875
senior note, 5.125%, 7/15/20	United States	1,000,000			1,007,500
Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	2,500,000			2,250,553
[d] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000			1,725,500
[d] Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	2,500,000			2,315,625
[d] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000		GBP	1,237,098
[d] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000			1,852,500
[d] Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	700,000		EUR	810,493

					29,745,351

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	2,200,000			2,138,794
[d] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	300,000			277,500
senior note, 144A, 5.50%, 3/01/23	United States	400,000			374,000
senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000			209,938
Baxalta Inc., senior note, 4.00%, 6/23/25	United States	1,100,000			1,078,165
[d] Bayer US Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	1,100,000			1,103,925
Celgene Corp., senior bond, 3.45%, 11/15/27	United States	800,000			736,741
[d,h] Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	700,000			708,890
[d] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000			942,000
senior note, 144A, 6.00%, 7/15/23	United States	400,000			331,000
[d] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	1,200,000			1,197,240
[d] Valeant Pharmaceuticals International,
senior note, 144A, 6.375%, 10/15/20	United States	542,000			550,639
senior note, 144A, 8.50%, 1/31/27	United States	1,000,000			1,017,500

					10,666,332

Real Estate 1.2%
American Homes 4 Rent LP, senior bond, 4.25%, 2/15/28	United States	800,000			767,324
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	2,400,000			2,224,547
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	2,500,000			2,571,562
senior bond, 5.875%, 1/15/26	United States	100,000			101,550
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	800,000			788,000
senior bond, 5.00%, 10/15/27	United States	1,100,000			1,053,250

					7,506,233

Retailing 0.9%
Amazon.com Inc., senior note, 2.80%, 8/22/24	United States	1,000,000			954,728
Home Depot Inc., senior note, 2.125%, 9/15/26	United States	1,500,000			1,338,866
JD.com Inc., senior note, 3.125%, 4/29/21	China	200,000			195,211
ab,b,h K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	1,137,987			7,007

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Retailing (continued)
[b,h] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	220,087		$19,563
Netflix Inc., senior bond, 5.875%, 2/15/25	United States	2,300,000		2,365,067
[d] PetSmart Inc., senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	1,000,000		772,500

				5,652,942

Semiconductors & Semiconductor Equipment 0.3%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	100,000		98,871
Qorvo Inc., senior bond, 7.00%, 12/01/25	United States	1,400,000		1,512,000
Xilinx Inc., senior note, 2.125%, 3/15/19	United States	200,000		199,144

				1,810,015

Software & Services 1.3%
[d] First Data Corp.,
secured note, second lien, 144A, 5.75%, 1/15/24	United States	2,100,000		2,106,510
senior note, 144A, 7.00%, 12/01/23	United States	700,000		730,856
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	600,000		598,293
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	2,000,000		2,017,500
[d] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	2,200,000		2,136,198

				7,589,357

Technology Hardware & Equipment 0.6%
[d] CommScope Technologies LLC,
senior bond, 144A, 6.00%, 6/15/25	United States	1,400,000		1,436,750
senior bond, 144A, 5.00%, 3/15/27	United States	1,700,000		1,604,375
[d] Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	300,000		304,821
senior note, 144A, 7.125%, 6/15/24	United States	200,000		212,068
Juniper Networks Inc., senior bond, 5.95%, 3/15/41	United States	100,000		102,759
Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	200,000		196,572

				3,857,345

Telecommunication Services 1.8%
[d] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		892,656
[d] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000		908,550
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	1,600,000		1,484,000
Sprint Communications Inc.,
senior note, 6.00%, 11/15/22	United States	500,000		496,875
[d] senior note, 144A, 9.00%, 11/15/18	United States	148,000		151,145
[d] senior note, 144A, 7.00%, 3/01/20	United States	800,000		832,000
Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		519,687
[d] Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	1,600,000		1,570,000
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	500,000		521,530
senior bond, 6.375%, 3/01/25	United States	1,300,000		1,352,000
senior note, 6.00%, 4/15/24	United States	200,000		207,500
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,133,625

				11,069,568

Transportation 1.1%
[d] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	700,000		678,125
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,600,000		1,533,080

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Corporate Bonds (continued)
Transportation (continued)
[d] Park Aerospace Holdings Ltd.,
senior note, 144A, 5.25%, 8/15/22	Ireland	1,000,000		$992,200
senior note, 144A, 5.50%, 2/15/24	Ireland	1,300,000		1,287,000
[d] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27	Australia	1,100,000		1,021,559
United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	973,619		942,441

				6,454,405

Utilities 3.4%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	1,200,000		1,100,250
senior note, 5.375%, 1/15/23	United States	1,300,000		1,241,500
[d] Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	700,000		653,282
Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	1,100,000		997,849
[d,e] EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000		2,928,405
Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,800,000		1,791,308
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	700,000		696,500
[d] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,000,000		971,075
The Southern Co., senior bond, 3.25%, 7/01/26	United States	3,600,000		3,383,901
[d] State Grid Overseas Investments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,300,000		1,240,635
[d] Talen Energy Supply LLC,
senior note, 144A, 9.50%, 7/15/22	United States	1,700,000		1,677,696
senior note, 144A, 10.50%, 1/15/26	United States	500,000		447,500
[d] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	1,300,000		1,219,446
[d] Vistra Energy Corp., senior note, 144A, 8.00%, 1/15/25	United States	2,000,000		2,156,900

				20,506,247

Total Corporate Bonds (Cost $298,618,029)				289,703,703

[k,l] Senior Floating Rate Interests 11.6%
Automobiles & Components 0.4%
Allison Transmission Inc., New Term Loans, 3.85%, (1-month USD LIBOR + 1.75%), 9/23/22	United States	828,930		833,126
TI Group Automotive Systems LLC, Initial US Term Loan, 4.594%, (1-month USD LIBOR + 2.50%), 6/30/22	United States	1,823,170		1,826,589

				2,659,715

Capital Goods 0.1%
Doncasters U.S. Finance LLC, Second Lien Term Loan, 10.584%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	76,700		72,738
Harsco Corp., Term Loan B-2, 4.375%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	231,424		232,002
Leidos Innovations Corp., Term Loan B, 3.875%, (1-month USD LIBOR + 1.75%), 8/16/23	United States	158,538		159,302

				464,042

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

[k,l] Senior Floating Rate Interests (continued)
Commercial & Professional Services 0.1%
KAR Auction Services Inc., Tranche B-5 Term Loans, 4.625%, (1-month USD LIBOR + 2.50%), 3/09/23	United States	686,117		$688,690
Ventia Pty. Ltd., Term B Loans (USD), 5.834%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	83,231		83,959

				772,649

Consumer Services 0.6%
Aristocrat Technologies Inc., Term B-3 Loans, 4.105%, (2-month USD LIBOR + 1.75%), 10/19/24	United States	945,559		941,007
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.34%, (3-month USD LIBOR + 2.00%), 2/13/25	United States	1,024,168		1,026,728
Eldorado Resorts, Inc.,
Initial Term Loan, 4.375%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	161,502		161,956
Initial Term Loan, 4.375%, (2-month USD LIBOR + 2.25%), 4/17/24	United States	183,594		184,110
Greektown Holdings LLC, Initial Term Loan, 5.094%, (1-month USD LIBOR + 3.00%), 4/25/24	United States	279,865		279,865
Las Vegas Sands LLC, Term B Loans, 3.844%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	847,875		843,477

				3,437,143

Diversified Financials 0.1%
[m,n] Trans Union LLC, Term A-2 Facility, TBD, 8/09/22	United States	822,628		821,600

Energy 1.5%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 7.844%, (1-month USD LIBOR + 5.75%), 8/14/20	United States	2,234,507		2,205,644
Second Lien Initial Term Loan, 12.844%, (1-month USD LIBOR + 10.75%), 2/16/21	United States	1,248,332		1,145,345
Fieldwood Energy LLC, Closing Date Loans, 7.344%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	4,096,974		4,111,805
Foresight Energy LLC, Term Loans, 8.109%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,147,018		1,141,761
OSG Bulk Ships Inc., Initial Term Loan, 6.77%, (3-month USD LIBOR + 4.25%), 8/05/19	United States	826,633		822,500

				9,427,055

Food & Staples Retailing 0.3%
Aramark Corp., Term B-3 Loan, 4.084%, (3-month USD LIBOR + 1.75%), 3/11/25	United States	384,646		384,887
Smart & Final Stores LLC, First Lien Term Loan, 5.594%, (1-month USD LIBOR + 3.50%), 11/15/22	United States	1,157,580		1,132,498

				1,517,385

Food, Beverage & Tobacco 0.8%
B&G Foods Inc., Tranche B-3 Term Loan, 4.094%, (1-month USD LIBOR + 2.00%), 11/02/22	United States	2,211,651		2,213,955
JBS USA LUX SA, New Initial Term Loans, 4.834% - 4.835%, (3-month USD LIBOR + 2.50%), 10/30/22	United States	2,132,608		2,123,499
[m] Pinnacle Foods Finance LLC, Initial B Term Loan, 3.751%, (1-month USD LIBOR + 1.75%), 2/03/24	United States	370,384		370,894

				4,708,348

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

[k,l] Senior Floating Rate Interests (continued)
Health Care Equipment & Services 0.6%
DaVita Healthcare Partners Inc., Tranche B Term Loan, 4.844%, (1-month USD LIBOR + 2.75%), 6/24/21	United States	1,114,197		$1,118,471
[m,n] IQVIA Inc., U.S. Term Loan B, TBD, 6/08/25	United States	702,075		704,562
Quintiles IMS Inc., Term B-2 Dollar Loans, 4.334%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	1,150,921		1,148,907
U.S. Renal Care Inc., Initial Term Loan, 6.584%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	468,694		464,359

				3,436,299

Household & Personal Products 0.2%
Spectrum Brands, Inc.,
USD Term Loans, 4.094%, (1-month USD LIBOR + 2.00%), 6/23/22	United States	351,274		350,615
USD Term Loans, 4.085% - 4.097%, (2-month USD LIBOR + 2.00%), 6/23/22	United States	362,838		362,158
USD Term Loans, 4.363%, (3-month USD LIBOR + 2.00%), 6/23/22	United States	229,177		228,747

				941,520

Materials 1.3%
Ashland LLC, Term B Loan, 3.835% - 3.844%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	2,445,209		2,442,152
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.084%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	575,339		573,227
Chemours Co., Tranche B-2 US$ Term Loan, 3.85%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,343,406		1,331,652
Crown Americas LLC, Term B Loans, 4.312%, (3-month USD LIBOR + 2.00%), 4/03/25	United States	1,482,156		1,485,759
Oxbow Carbon LLC,
Second Lien Term Loan, 9.594%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	229,047		232,483
Tranche A Term Loan, 4.594%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	1,282,500		1,284,103
Tranche B Term Loan, 5.844%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	546,000		552,143

				7,901,519

Media 1.2%
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan Commitments, 4.344%, (1-month USD LIBOR + 2.25%), 7/28/25	United States	198,107		197,942
AMC Entertainment Holdings Inc.,
2016 Incremental Term Loans, 4.323%, (1-month USD LIBOR + 2.25%), 12/15/23	United States	736,061		735,026
Initial Term Loans, 4.323%, (1-month USD LIBOR + 2.25%), 12/15/22	United States	989,116		989,028
Charter Communications Operating LLC, Term A-2 Loan, 3.60%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	915,936		916,795
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.323%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,221,857		1,214,514
Gray Television Inc., Term B-2 Loan, 4.251%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	895,455		893,776
Lions Gate Capital Holdings LLC, Term A Loan, 3.841%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	255,898		255,578

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

[k,l] Senior Floating Rate Interests (continued)
Media (continued)
Live Nation Entertainment Inc., Term B-3 Loans, 3.875%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	577,078		$576,357
[m,n] Sinclair Television Group Inc., Tranche B-1 Term Loans, TBD, 1/31/25	United States	1,300,000		1,299,668

				7,078,684

Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.375%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	2,237,719		2,227,228
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.238%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	2,329,537		2,332,206
Syneos Health Inc., Initial Term B Loans, 4.094%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	3,344,952		3,332,927
Valeant Pharmaceuticals International Inc., Initial Term Loans, 5.092%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	314,372		313,665

				8,206,026

Retailing 1.1%
Ascena Retail Group Inc., Tranche B Term Loan, 6.625%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	2,952,482		2,645,424
General Nutrition Centers Inc., Tranche B-2 Term Loans, 10.85%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	1,041,233		1,006,526
Harbor Freight Tools USA Inc., Refinancing Loans, 4.594%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,990,000		1,983,604
Jo-Ann Stores Inc., Initial Loans, 7.509%, (6-month USD LIBOR + 5.00%), 10/23/23	United States	1,360,152		1,352,784

				6,988,338

Semiconductors & Semiconductor Equipment 0.2%
MKS Instruments Inc., Tranche B-4 Term Loan, 3.844%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	262,472		263,128
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 3.844%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	1,160,052		1,160,857

				1,423,985

Software & Services 0.2%
[m] First Data Corp., Term A Loan, 3.841%, (1-month USD LIBOR + 1.75%), 6/02/20	United States	390,796		389,657
Rackspace Hosting Inc., Term B Loans, 5.363%, (3-month USD LIBOR + 3.00%), 11/03/23	United States	384,735		380,485
Wex Inc., Term B-2 Loan, 4.344%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	649,939		650,954

				1,421,096

Technology Hardware & Equipment 0.3%
Ciena Corp., Refinancing Term Loan, 4.584%, (1-month USD LIBOR + 2.50%), 1/28/22	United States	180,406		181,308
CommScope Inc., Tranche 5 Term Loans, 4.094%, (1-month USD LIBOR + 2.00%), 12/29/22	United States	1,519,956		1,527,556

				1,708,864

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*		Value

[k,l] Senior Floating Rate Interests (continued)
Telecommunication Services 0.1%
Consolidated Communications Inc., Initial Term Loan, 5.10%, (1-month USD LIBOR + 3.00%), 10/05/23	United States	236,372			$233,772
Global Tel*Link Corp., Term Loan, 6.334%, (3-month USD LIBOR + 4.00%), 5/23/20	United States	272,305			273,582

					507,354

Transportation 0.6%
Air Canada, Term Loan, 4.094%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	49,179			49,445
Hertz Corp., Tranche B-1 Term Loan, 4.85%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	1,693,763			1,688,646
International Seaways Operating Corp., Initial Term Loans, 8.10%, (1-month USD LIBOR + 5.50%), 6/22/22	United States	684,008			684,008
Navios Maritime Midstream Partners LP, Initial Term Loan, 6.83%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,265,982			1,258,070

					3,680,169

Utilities 0.6%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.59%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	2,864,650			2,866,217
NRG Energy Inc., Term Loan B, 4.084%, (3-month USD LIBOR + 1.75%), 6/30/23	United States	852,600			848,817

					3,715,034

Total Senior Floating Rate Interests (Cost $71,041,981)					70,816,825

Foreign Government and Agency Securities 4.9%
[d] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	1,800,000			1,685,997
Government of Hungary, senior note, 6.25%, 1/29/20	Hungary	1,500,000			1,572,083
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000		IDR	1,367,735
senior bond, FR64, 6.125%, 5/15/28	Indonesia	34,000,000,000		IDR	2,124,704
senior bond, FR70, 8.375%, 3/15/24	Indonesia	19,648,000,000		IDR	1,403,604
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	Mexico	362,000	[o]	MXN	1,765,965
senior note, M 10, 8.50%, 12/13/18	Mexico	1,255,200	[o]	MXN	6,350,202
[d] Government of Serbia,
senior note, 144A, 4.875%, 2/25/20	Serbia	4,000,000			4,069,760
senior note, 144A, 7.25%, 9/28/21	Serbia	200,000			218,622
[d] Government of Ukraine,
144A, 7.75%, 9/01/22	Ukraine	200,000			195,730
144A, 7.75%, 9/01/23	Ukraine	369,000			355,864
144A, 7.75%, 9/01/24	Ukraine	369,000			349,281
144A, 7.75%, 9/01/25	Ukraine	369,000			346,057
144A, 7.75%, 9/01/26	Ukraine	369,000			342,091
144A, 7.75%, 9/01/27	Ukraine	369,000			339,489
[a,p] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	1,952,000			1,234,845

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	13,900[q]		BRL	$3,645,154
10.00%, 1/01/23	Brazil	2,800[q]		BRL	708,633
[r] Index Linked, 6.00%, 5/15/23	Brazil	1,950[q]		BRL	1,593,971

Total Foreign Government and Agency Securities (Cost $30,001,613)					29,669,787

U.S. Government and Agency Securities 6.2%
U.S. Treasury Bond,
7.875%, 2/15/21	United States	900,000			1,019,918
6.50%, 11/15/26	United States	2,400,000			3,055,969
3.00%, 11/15/45	United States	5,000,000			5,013,867
[s] Index Linked, 0.625%, 1/15/24	United States	3,661,111			3,657,362
U.S. Treasury Note,
3.75%, 11/15/18	United States	7,000,000			7,042,383
2.75%, 2/15/24	United States	1,000,000			998,652
2.25%, 11/15/25	United States	8,500,000			8,175,107
[s] Index Linked, 0.125%, 7/15/24	United States	8,988,868			8,740,526

Total U.S. Government and Agency Securities (Cost $38,400,462)					37,703,784

Asset-Backed Securities and Commercial Mortgage-Backed Securities 15.6%
Banks 0.7%
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	874,583			835,675
[t] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.951%, 7/10/38	United States	1,045,000			963,499
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	915,000			911,619
[t] CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.472%, 3/25/34	United States	1,275,000			1,287,010
[u] Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.471%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	125,134			125,544

					4,123,347

Diversified Financials 14.9%
[d,u] AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 3.959%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	350,000			350,011
2012-11A, DR2, 144A, FRN, 5.209%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	300,000			297,864
[d,u] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.104%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	1,800,000			1,799,982
[d,u] Ares CLO Ltd., 2018-48A, D, 144A, FRN, 5.039%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	400,000			399,996
[d,u] Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.568%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	432,000			432,389
[d,u] Atrium VIII,
8A, BR, 144A, FRN, 4.262%, (3-month USD LIBOR + 1.90%), 10/23/24	United States	350,000			350,781
8A, CR, 144A, FRN, 4.862%, (3-month USD LIBOR + 2.50%), 10/23/24	United States	470,000			472,040

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,u] Atrium XI, 11A, CR, 144A, FRN, 4.512%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	1,820,000		$1,823,749
Banc of America Commercial Mortgage Trust,
2015-UBS7, A3, 3.441%, 9/15/48	United States	1,050,000		1,038,782
2015-UBS7, A4, 3.705%, 9/15/48	United States	1,170,000		1,174,816
[t] 2015-UBS7, B, FRN, 4.507%, 9/15/48	United States	760,000		779,721
[d,t] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.938%, 5/26/35	United States	383,883		372,727
[d,u] Betony CLO 2 Ltd., 2018-1A, C, 144A, FRN, 5.009%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	400,000		400,000
[d,u] Birchwood Park CLO Ltd., 2014-1A, AR, 144A, FRN, 3.528%, (3-month USD LIBOR + 1.18%), 7/15/26	United States	250,000		250,185
[d,u] BlueMountain CLO Ltd.,
2012-2A, BR, 144A, FRN, 4.231%, (3-month USD LIBOR + 1.90%), 11/20/28	United States	510,000		511,535
2012-2A, CR, 144A, FRN, 4.931%, (3-month USD LIBOR + 2.60%), 11/20/28	United States	270,000		271,256
[d,u] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.559%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	1,800,000		1,815,210
[d,u] BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 2.877%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	200,000		200,274
[d,u] Burnham Park CLO Ltd.,
2016-1A, A, 144A, FRN, 3.789%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	350,000		351,964
2016-1A, B, 144A, FRN, 4.159%, (3-month USD LIBOR + 1.80%), 10/20/29	United States	460,000		461,205
2016-1A, C, 144A, FRN, 4.759%, (3-month USD LIBOR + 2.40%), 10/20/29	United States	460,000		460,851
[u] Capital One Multi-Asset Execution Trust,
2014-A3, A3, FRN, 2.453%, (1-month USD LIBOR + 0.38%), 1/18/22	United States	370,000		370,774
2016-A1, A1, FRN, 2.523%, (1-month USD LIBOR + 0.45%), 2/15/22	United States	2,950,000		2,958,226
2016-A2, A2, FRN, 2.703%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	3,990,000		4,034,056
[d,u] Carlyle Global Market Strategies, 2014-4RA, C, 144A, FRN, 4.887%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	300,000		300,000
[d,u] Carlyle Global Market Strategies CLO Ltd.,
2012-4A, BR, 144A, FRN, 4.259%, (3-month USD LIBOR + 1.90%), 1/20/29	United States	500,000		503,110
2012-4A, C1R, 144A, FRN, 4.959%, (3-month USD LIBOR + 2.60%), 1/20/29	United States	480,000		483,216
[d,u] Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.579%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	1,150,000		1,153,312
[d,u] Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.305%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	1,550,000		1,557,455
[d,u] Cent CLO LP,
2014-22A, A2AR, 144A, FRN, 4.313%, (3-month USD LIBOR + 1.95%), 11/07/26	United States	392,000		392,584
2014-22A, BR, 144A, FRN, 5.313%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	340,000		340,904

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,t] CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	870,000		$858,102
[u] Chase Issuance Trust, 2013-A6, A6, FRN, 2.493%, (1-month USD LIBOR + 0.42%), 7/15/20	United States	1,090,000		1,090,251
[u] Citibank Credit Card Issuance Trust, 2013-A4, A4, FRN, 2.511%, (1-month USD LIBOR + 0.42%), 7/24/20	United States	710,000		710,011
[d,u] Cole Park CLO Ltd., 2015-1A, B, 144A, FRN, 4.609%, (3-month USD LIBOR + 2.25%), 10/20/28	United States	270,000		270,451
[t] COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	870,000		893,365
[d] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,410,000		1,400,147
[u] Discover Card Execution Note Trust, 2016-A2, A2, FRN, 2.613%, (1-month USD LIBOR + 0.54%), 9/15/21	United States	2,950,000		2,958,342
[d,u] Dryden 33 Senior Loan Fund,
2014-33A, BR, 144A, FRN, 4.198%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	535,000		536,268
2014-33A, CR, 144A, FRN, 4.848%, (3-month USD LIBOR + 2.50%), 10/15/28	United States	270,000		271,061
[d,u] Dryden CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.061%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	500,000		499,790
2018-55A, D, 144A, FRN, 4.891%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000		299,844
2018-64A, D, 144A, FRN, 4.869%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	300,000		299,943
[d,g,v] Dryden Senior Loan Fund, 2016-42A, DR, 144A, FRN, (3-month USD LIBOR + 2.93%), 7/15/30	United States	1,600,000		1,600,000
[d,t] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	1,350,000		1,345,534
[u] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 4.291%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	1,117,015		1,148,832
2014-DN3, M3, FRN, 6.091%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	215,682		235,586
2014-DN4, M3, FRN, 6.641%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	1,449,443		1,608,588
2014-HQ1, M3, FRN, 6.191%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	380,000		419,166
2014-HQ2, M2, FRN, 4.291%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	814,387		839,291
2014-HQ3, M3, FRN, 6.841%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	880,519		979,183
2015-DNA3, M3, FRN, 6.791%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	2,250,000		2,668,934
2015-HQ1, M2, FRN, 4.291%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	176,137		176,928
2015-HQ1, M3, FRN, 5.891%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	970,000		1,039,746
2016-DNA2, M3, FRN, 6.741%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	940,000		1,085,574

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,u] Flagship CLO VIII Ltd.,
2014-8A, ARR, 144A, FRN, 2.899%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	540,000		$539,827
2014-8A, DR, 144A, FRN, 5.099%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	350,000		349,927
[u] FNMA Connecticut Avenue Securities,
2014-C02, 1M2, FRN, 4.691%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,750,000		1,857,686
2014-C03, 1M2, FRN, 5.091%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	3,151,185		3,378,840
2015-C01, 1M2, FRN, 6.391%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	923,729		1,019,116
2015-C01, 2M2, FRN, 6.641%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	1,383,978		1,499,314
2015-C02, 1M2, FRN, 6.091%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	966,987		1,059,610
2015-C02, 2M2, FRN, 6.091%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,588,365		1,716,389
2015-C03, 1M2, FRN, 7.091%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,662,853		3,024,747
2015-C03, 2M2, FRN, 7.091%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,295,127		2,546,032
2017-C01, 1M2, FRN, 5.641%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,890,000		2,054,915
[d,u] Galaxy CLO Ltd.,
2014-17A, AR, 144A, FRN, 3.748%, (3-month USD LIBOR + 1.40%), 7/15/26	United States	720,000		721,008
2014-17A, BR, 144A, FRN, 4.148%, (3-month USD LIBOR + 1.80%), 7/15/26	United States	470,000		470,851
2014-17A, C1R, 144A, FRN, 4.748%, (3-month USD LIBOR + 2.40%), 7/15/26	United States	250,000		250,530
[d,g,v] Galaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, (3-month USD LIBOR + 1.95%), 7/15/31	United States	250,000		250,000
[d,u] Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 5.103%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	600,000		594,537
[d] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	346,209		343,549
GS Mortgage Securities Trust,
[t] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	900,000		863,941
2017-GS6, B, 3.869%, 5/10/50	United States	870,000		859,238
[d,t] J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, B, 144A, FRN, 2.949%, 10/06/38	United States	1,200,000		1,110,019
JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	1,040,000		1,028,702
[d,u] LCM 26 Ltd., 26A, B, 144A, FRN, 3.326%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	250,000		247,813
[d,u] LCM XVI LP, 2016A, BR, 144A, FRN, 3.848%, (3-month USD LIBOR + 1.50%), 7/15/26	United States	570,000		570,684

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d,u] LCM XVII LP,
2017A, BR, 144A, FRN, 4.198%, (3-month USD LIBOR + 1.85%), 10/15/26	United States	350,000		$350,469
2017A, CR, 144A, FRN, 4.848%, (3-month USD LIBOR + 2.50%), 10/15/26	United States	320,000		320,464
[d,u] LCM XVIII LP, 2018A, DR, 144A, FRN, 5.039%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	770,000		770,316
[d,u] LCM XXIV Ltd., 24A, A, 144A, FRN, 3.669%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	480,000		487,109
[d,u] Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 4.066%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	400,000		402,024
2017-23A, C, 144A, FRN, 4.716%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	500,000		503,925
[d,u] Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 4.093%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	200,000		200,544
[u] MortgageIT Trust, 2004-1, A2, FRN, 2.991%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	180,544		178,106
[d,u] NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.869%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	2,700,000		2,701,458
[d,u] Octagon Investment Partners 30 Ltd., 144A, FRN, 3.679%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	480,000		482,285
[d,g,v] Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, (3-month USD LIBOR + 2.85%), 7/25/30	United States	400,000		400,000
[d,g,v] Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, (3-month USD LIBOR + 3.00%), 7/17/30	United States	400,000		400,000
[d,u] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.485%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	900,000		901,404
[d,u] Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.461%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	400,000		397,436
2015-1A, DR, 144A, FRN, 4.811%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	800,000		800,744
[u] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.401%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	248,813		247,394
[u] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.482%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	175,187		173,018
[t] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.379%, 4/25/45	United States	167,344		168,757
[d,u] Voya CLO, 2017-2A, B, 144A, FRN, 4.698%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	1,800,000		1,812,147
[d,u] Voya CLO Ltd.,
2013-2A, BR, 144A, FRN, 4.194%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	780,000		776,170
2014-1A, CR2, 144A, FRN, 5.155%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	1,000,000		1,002,010
2015-2A, B, 144A, FRN, 4.342%, (3-month USD LIBOR + 1.98%), 7/23/27	United States	820,000		821,788
2018-2A, D, 144A, FRN, 5.124%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	300,000		299,946

FSI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount	*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
Wells Fargo Mortgage Backed Securities Trust,
[t] 2004-W, A9, FRN, 3.72%, 11/25/34	United States	438,847		$451,321
2007-3, 3A1, 5.50%, 4/25/22	United States	80,186		81,745

				90,831,767

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $94,955,192)				94,955,114

Mortgage-Backed Securities 9.2%
[w] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 3.679%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	9,105		9,382

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 5.1%
FHLMC Gold 15 Year, 5.50%, 1/01/19 - 7/01/19	United States	7,624		7,680
FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	2,564,544		2,552,352
[x] FHLMC Gold 30 Year, 3.50%, 8/01/48	United States	10,530,000		10,460,191
FHLMC Gold 30 Year, 4.00%, 5/01/48	United States	6,834,538		6,973,180
[x] FHLMC Gold 30 Year, 4.00%, 8/01/48	United States	10,320,000		10,501,014
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	209,382		222,905
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	170,052		183,178
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	135,700		149,041
FHLMC Gold 30 Year, 6.50%, 11/01/27 - 6/01/36	United States	30,217		33,670
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	11,066		11,611
FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	979		1,031

				31,095,853

[w] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 3.418% - 4.08%, (US 1 Year CMT T-Note +/- MBS Margin), 4/01/20 - 12/01/34	United States	99,969		105,678

Federal National Mortgage Association (FNMA) Fixed Rate 3.5%
FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	298,689		292,871
FNMA 15 Year, 3.00%, 4/01/33	United States	3,847,590		3,828,219
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	9,409		9,480
FNMA 15 Year, 5.50%, 9/01/18 - 11/01/18	United States	6,345		6,340
FNMA 30 Year, 3.50%, 11/01/47	United States	4,488,415		4,471,055
[x] FNMA 30 Year, 3.50%, 8/01/48	United States	4,580,000		4,551,700
[x] FNMA 30 Year, 4.00%, 8/01/48	United States	5,120,000		5,212,400
[x] FNMA 30 Year, 4.50%, 8/01/48	United States	2,700,000		2,806,576
FNMA 30 Year, 5.00%, 4/01/30	United States	55,736		59,117
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	150,204		166,157

				21,403,915

Government National Mortgage Association (GNMA) Fixed Rate 0.6%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	226,525		241,219
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	15,721		15,911
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,230		1,397
GNMA II SF 30 Year, 3.50%, 9/20/47	United States	782,017		785,721
[x] GNMA II SF 30 Year, 3.50%, 8/01/48	United States	1,910,000		1,914,626
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	60,694		65,274
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	79,455		87,863
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	38,886		43,602

Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Principal Amount*		Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	9,891		$11,018

				3,166,631

Total Mortgage-Backed Securities (Cost $56,035,642)				55,781,459

Municipal Bonds 1.1%
California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	1,650,000		1,955,448
New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	500,000		542,440
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	405,000		401,365
Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	1,490,000		1,580,189
[j] Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	3,465,000		1,559,250
Series XX, 5.25%, 7/01/40	United States	165,000		74,250
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	540,000		524,162

Total Municipal Bonds (Cost $8,219,834)				6,637,104

		Shares
Escrows and Litigation Trusts 0.0%†
a,ab Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	1,500,000		—
a,ab NewPage Corp., Litigation Trust	United States	2,500,000		—
[a] Penn Virginia Corp., Escrow Account	United States	1,500,000		3,750
[a] Vistra Energy Corp., Escrow Account	United States	3,000,000		24,375

Total Escrows and Litigation Trusts (Cost $91,006)				28,125

Total Investments before Short Term Investments (Cost $646,744,972)				627,497,040

		Principal Amount	*
Short Term Investments 1.5%

U.S. Government and Agency Securities (Cost $496,564) 0.1%
[y] U.S. Treasury Bill, 11/01/18	United States	500,000		496,664

Total Investments before Money Market Funds (Cost $647,241,536)				627,993,704

FSI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country	Shares	Value

Short Term Investments (continued)
Money Market Funds (Cost $8,777,736) 1.4%
[c,z] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	8,777,736	$8,777,736

Total Investments (Cost $656,019,272) 104.6%			636,771,440
Other Assets, less Liabilities (4.6)%			(28,090,122)

Net Assets 100.0%			$608,681,318

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

abFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

bSee Note 8 regarding restricted securities.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $209,048,537, representing 34.3% of net assets.

ePerpetual security with no stated maturity date.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $578,868, representing 0.1% of net assets.

gSecurity purchased on a when-issued basis. See Note 1(c).

hIncome may be received in additional securities and/or cash.

iSee Note 1(f) regarding loan participation notes.

jSee Note 7 regarding defaulted securities.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(i) regarding senior floating rate interests.

mSecurity purchased on a delayed delivery basis. See Note 1(c).

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oPrincipal amount is stated in 100 Mexican Peso Units.

pThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(k).

sPrincipal amount of security is adjusted for inflation. See Note 1(k).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vThe coupon rate will be determined at time of issue.

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

yThe security was issued on a discount basis with no stated coupon rate.

zThe rate shown is the annualized seven-day effective yield at period end.

Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2018, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Euro-Bund	Short	50	$9,495,765		9/06/18	$(146,065)
Long Gilt	Long	46	7,475,599		9/26/18	(40,774)
Ultra 10 Yr. U.S. Treasury Note	Long	100	12,823,438		9/19/18	140,753

Total Futures Contracts						$ (46,086)

*As of period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Mexican Peso	JPHQ		Buy	17,800,000	$859,530	7/19/18	$ 34,077	$—
Mexican Peso	JPHQ		Buy	18,200,000	990,713	7/19/18	—	(77,026)
Mexican Peso	JPHQ		Sell	36,000,000	1,904,963	7/19/18	97,670	—
Polish Zloty	DBAB		Buy	6,600,000	1,944,436	7/19/18	—	(180,827)
Polish Zloty	DBAB		Sell	6,600,000	1,771,850	7/19/18	8,241	—
Brazilian Real	JPHQ		Sell	10,200,000	2,743,773	8/15/18	123,326	—
British Pound	JPHQ		Buy	500,000	680,200	8/15/18	—	(18,461)
British Pound	JPHQ		Sell	1,250,000	1,649,375	8/15/18	—	(4,971)
Euro	JPHQ		Buy	1,400,000	1,637,535	8/15/18	4,045	—
Euro	JPHQ		Sell	1,400,000	1,735,300	8/15/18	93,720	—
Swedish Krona	JPHQ		Buy	23,600,000	2,846,172	8/15/18	—	(200,271)
Polish Zloty	JPHQ		Buy	6,000,000	1,784,917	8/16/18	—	(180,898)
British Pound	JPHQ		Sell	150,000	213,740	9/19/18	14,912	—
Euro	BZWS		Buy	2,561,255	3,002,303	9/19/18	9,100	—
Euro	BZWS		Sell	2,561,255	3,200,523	9/19/18	189,120	—
Euro	CITI		Buy	850,000	996,083	9/19/18	3,307	—
Euro	CITI		Sell	2,131,200	2,664,192	9/19/18	158,427	—
Euro	JPHQ		Buy	1,300,000	1,574,918	9/19/18	—	(46,439)
Euro	JPHQ		Sell	3,740,000	4,673,205	9/19/18	275,889	—
Norwegian Krone	JPHQ		Buy	13,700,000	1,763,941	9/19/18	—	(76,321)
Norwegian Krone	JPHQ		Sell	13,700,000	1,694,107	9/19/18	6,487	—
Swedish Krona	JPHQ		Buy	13,900,000	1,691,615	9/19/18	—	(128,931)
Australian Dollar	DBAB		Buy	4,000,000	2,976,980	10/09/18	—	(15,233)
Australian Dollar	DBAB		Sell	5,308,345	4,123,257	10/09/18	192,764	—
Australian Dollar	JPHQ		Sell	4,700,000	3,626,280	10/09/18	146,227	—
Brazilian Real	JPHQ		Sell	6,300,000	1,575,788	10/09/18	—	(32,976)
Canadian Dollar	JPHQ		Buy	2,300,000	1,730,520	10/09/18	22,684	—
Canadian Dollar	JPHQ		Sell	10,000,000	7,942,125	10/09/18	319,496	—
Indian Rupee	DBAB		Buy	350,093,000	5,304,439	10/09/18	—	(262,584)
Indian Rupee	HSBK		Buy	144,338,000	2,181,453	10/09/18	—	(102,773)

FSI-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Indian Rupee	HSBK	Sell	130,000,000	$1,890,222	10/09/18	$18,030	$—
Indian Rupee	JPHQ	Buy	44,000,000	665,155	10/09/18	—	(31,490)
Mexican Peso	JPHQ	Buy	12,400,000	590,828	10/09/18	23,644	—
South Korean Won	JPHQ	Buy	1,800,000,000	1,690,093	10/10/18	—	(70,109)
South Korean Won	JPHQ	Sell	1,800,000,000	1,700,600	10/10/18	80,615	—
Argentine Peso	JPHQ	Buy	13,500,000	605,245	10/31/18	—	(169,247)

Total Forward Exchange Contracts						$1,821,781	$(1,598,557)

Net unrealized appreciation (depreciation)						$223,224

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index
CDX.EM.29	1.00%	Quarterly		6/20/23	$4,100,000		$(162,110)	$(89,734)	$(72,376)	Non-
										Investment
										Grade
CDX.NA.HY.30	5.00%	Quarterly		6/20/23	$4,400,000		260,243	255,577	4,666	Non-
										Investment
										Grade
CDX.NA.HY.30	5.00%	Quarterly		6/20/23	1,500,000		88,719	91,464	(2,745)	Non-

										Investment
										Grade
Total Centrally Cleared Swap Contracts							$186,852	$257,307	$(70,455)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	$750,000		$(115,194)	$(122,482)	$7,288
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	1,250,000		(191,990)	(205,545)	13,555
Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	MSCO	6/20/23	5,000,000		84,969	496,617	(411,648)	B+
Government of Brazil	1.00%	Quarterly	CITI	6/20/23	3,250,000		(239,343)	(187,754)	(51,589)	BB-
Government of Colombia	1.00%	Quarterly	CITI	6/20/23	3,700,000		(38,879)	(9,625)	(29,254)	BBB-
Government of Indonesia	1.00%	Quarterly	JPHQ	6/20/23	2,000,000		(32,417)	(24,414)	(8,003)	BBB-
Government of Mexico	1.00%	Quarterly	BZWS	6/20/23	900,000		(13,526)	(16,758)	3,232	BBB+
Government of Mexico	1.00%	Quarterly	CITI	6/20/23	900,000		(13,526)	(11,103)	(2,423)	BBB+
Government of Mexico	1.00%	Quarterly	JPHQ	6/20/23	1,700,000		(25,549)	(12,340)	(13,209)	BBB+

Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	$2,900,000	$(594,823)	$(349,890)	$(244,933)	Non-
									Investment
									Grade
[e]Citibank Bespoke Index, Tranche 3-7%	1.30%	Quarterly	CITI	6/20/19	1,600,000	(10,317)	—	(10,317)	Non-
									Investment
									Grade
[e]Citibank Bespoke Index, Tranche 3-7%	1.40%	Quarterly	CITI	6/20/19	1,300,000	(7,092)	—	(7,092)	Non-
									Investment
									Grade
[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	530,000	(45,285)	(60,985)	15,700	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	1,100,000	(195,468)	(162,911)	(32,557)	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	3,100,000	(634)	—	(634)	Non-
									Investment
									Grade
MCDX.NA.30	1.00%	Quarterly	CITI	6/20/23	2,270,000	48,576	52,839	(4,263)	Investment

									Grade
Total OTC Swap Contracts						$(1,390,498)	$(614,351)	$(776,147)

Total Credit Default Swap Contracts						$(1,203,646)	$(357,044)	$(846,602)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

FSI-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2018, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			464,800	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	400,000	EUR	$(2,260)

At June 30, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
IBOXX USD Liquid Leveraged Loans	3-month USD LIBOR	Quarterly	GSCO	6/20/19	$5,500,000	$(16,350)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-52.

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin Strategic Income VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$606,656,315
Cost - Non-controlled affiliates (Note 3e)	49,362,957

Value - Unaffiliated issuers	$588,434,859
Value - Non-controlled affiliates (Note 3e)	48,336,581
Cash	6,529,244
Restricted cash for OTC derivative contracts (Note 1e)	300,000
Foreign currency, at value (cost $604,297)	610,413
Receivables:
Investment securities sold	39,279,139
Capital shares sold	45,517
Dividends and interest	5,548,816
Deposits with brokers for:
OTC derivative contracts	1,310,000
Futures contracts	397,358
Centrally cleared swap contracts	849,519
OTC swap contracts (upfront payments $581,522)	549,456
Unrealized appreciation on OTC forward exchange contracts	1,821,781
Unrealized appreciation on OTC swap contracts	39,775
FT Subsidiary deferred tax benefit (Note 1g)	473,781
Other assets	300

Total assets	694,526,539

Liabilities:
Payables:
Investment securities purchased	80,805,389
Capital shares redeemed	484,582
Management fees	284,274
Distribution fees	127,060
Variation margin on futures contracts	21,073
Variation margin on centrally cleared swap contracts	5,492
Deposits from brokers for:
OTC derivative contracts	300,000
OTC swap contracts (upfront receipts $1,519,209)	1,163,807
Unrealized depreciation on OTC forward exchange contracts	1,598,557
Unrealized depreciation on OTC swap contracts	834,532
Deferred tax	20,651
Accrued expenses and other liabilities	199,804

Total liabilities	85,845,221

Net assets, at value	$608,681,318

Net assets consist of:
Paid-in capital	$651,307,141
Undistributed net investment income	8,924,235
Net unrealized appreciation (depreciation)	(19,521,367)
Accumulated net realized gain (loss)	(32,028,691)

Net assets, at value	$608,681,318

FSI-34	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$333,800,530

Shares outstanding	31,158,509

Net asset value and maximum offering price per share	$10.71

Class 2:
Net assets, at value	$208,250,300

Shares outstanding	20,125,973

Net asset value and maximum offering price per share	$10.35

Class 4:
Net assets, at value	$ 66,630,488

Shares outstanding	6,264,838

Net asset value and maximum offering price per share	$10.64

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin Strategic Income VIP Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$ 1,780,439
Interest: (net of foreign taxes)~
Unaffiliated issuers	13,186,954

Total investment income	14,967,393

Expenses:
Management fees (Note 3a)	1,888,689
Distribution fees: (Note 3c)
Class 2	262,061
Class 4	122,654
Custodian fees (Note 4)	13,874
Reports to shareholders	74,940
Professional fees	67,534
Trustees’ fees and expenses	1,667
Other	32,761

Total expenses	2,464,180
Expense reductions (Note 4)	(14,303)
Expenses waived/paid by affiliates (Note 3e)	(140,208)

Net expenses	2,309,669

Net investment income	12,657,724

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(3,663,105)
Foreign currency transactions	(109,737)
Forward exchange contracts	(1,008,966)
Futures contracts	(153,794)
Swap contracts	383,598

Net realized gain (loss)	(4,552,004)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(14,244,361)
Non-controlled affiliates (Note 3e)	(760,045)
Translation of other assets and liabilities denominated in foreign currencies	(15,760)
Forward exchange contracts	341,237
Futures contracts	(73,783)
Swap contracts	(922,608)
Change in FT Subsidiary deferred tax benefit (Note 1g)	473,781
Change in deferred taxes on unrealized appreciation	70,028

Net change in unrealized appreciation (depreciation)	(15,131,511)

Net realized and unrealized gain (loss)	(19,683,515)

Net increase (decrease) in net assets resulting from operations	$ (7,025,791)

~Foreign taxes withheld on interest	$ 32,069
#Net of foreign taxes	$ 19,017

FSI-36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 12,657,724	$ 26,009,801
Net realized gain (loss)	(4,552,004)	(9,146,959)
Net change in unrealized appreciation (depreciation)	(15,131,511)	11,365,697

Net increase (decrease) in net assets resulting from operations	(7,025,791)	28,228,539

Distributions to shareholders from:
Net investment income:
Class 1	(9,703,924)	(11,689,930)
Class 2	(5,724,625)	(6,228,631)
Class 4	(1,690,861)	(2,076,378)

Total distributions to shareholders	(17,119,410)	(19,994,939)

Capital share transactions: (Note 2)
Class 1	(14,273,855)	(39,684,506)
Class 2	2,164,813	8,628,689
Class 4	(4,813,441)	(7,192,045)

Total capital share transactions	(16,922,483)	(38,247,862)

Net increase (decrease) in net assets	(41,067,684)	(30,014,262)
Net assets:
Beginning of period	649,749,002	679,763,264

End of period	$608,681,318	$649,749,002

Undistributed net investment income included in net assets:
End of period	$ 8,924,235	$ 13,385,921

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 66.4% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time.

The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

Semiannual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e.  Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f.  Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

Semiannual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

g.  Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2018, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

A deferred tax benefit was recorded on the unrealized depreciation of the security. When the Fund disposes of the security, the deferred asset is relieved and the Fund should incur a realized tax benefit. The estimated deferred tax benefit was calculated using a federal rate of 21% and a Hawaii state rate (net of federal tax benefit) of 3%. This is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2018, the net assets of FT Subsidiary were $6,639,124, representing 1.1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

k.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	334,481	$3,713,207	707,945	$8,170,021
Shares issued in reinvestment of distributions	904,373	9,703,924	1,057,912	11,689,930
Shares redeemed	(2,510,355)	(27,690,986)	(5,334,630)	(59,544,457)

Net increase (decrease)	(1,271,501)	$(14,273,855)	(3,568,773)	$(39,684,506)

Class 2 Shares:
Shares sold	1,129,752	$12,049,181	3,399,404	$36,838,010
Shares issued in reinvestment of distributions	552,570	5,724,625	583,205	6,228,631
Shares redeemed	(1,464,919)	(15,608,993)	(3,193,383)	(34,437,952)

Net increase (decrease)	217,403	$2,164,813	789,226	$8,628,689

Class 4 Shares:
Shares sold	190,580	$2,115,498	426,432	$4,757,499
Shares issued in reinvestment of distributions	158,766	1,690,861	189,278	2,076,378
Shares redeemed	(786,993)	(8,619,800)	(1,268,068)	(14,025,922)

Net increase (decrease)	(437,647)	$(4,813,441)	(652,358)	$(7,192,045)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.605% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	2,081,861	—	—	2,081,861	$20,423,054	$984,337	$—	$(395,554)
Franklin Middle Tier Floating Rate Fund	2,024,951	—	—	2,024,951	19,135,791	714,688	—	(364,491)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	10,018,679	71,900,296	(73,141,239)	8,777,736	$8,777,736	$81,414	$—	$—

Total Affiliated Securities					$48,336,581	$1,780,439	$—	$(760,045)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the capital loss carryforwards, not subject to expiration, were as follows:

Capital loss carryforwards:
Short term	$1,255,880
Long term	31,844,879

Total capital loss carryforwards	$33,100,759

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$659,033,853

Unrealized appreciation	$7,599,565
Unrealized depreciation	(30,908,064)

Net unrealized appreciation (depreciation)	$(23,308,499)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $409,973,912 and $432,022,151, respectively.

7.  Credit Risk and Defaulted Securities

At June 30, 2018, the Fund had 44.9% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

FSI-46	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2018, the aggregate value of these securities was $2,398,500, representing 0.4% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

14,792,309	K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	$114,768	$10,788
1,472,041	K2016470219 South Africa Ltd., B	2/01/17	1,093	1,074
1,137,987	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%,
	12/31/22	2/08/13 - 6/30/18	1,878,937	7,007
220,087	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%,
	12/31/22	2/01/17 - 6/30/18	192,807	19,563

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$2,187,605	$38,432

†Rounds to less than 0.1% of net assets.

9.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures	$140,753	[a]	Variation margin on futures	$186,839	[a]
	contracts			contracts

	Unrealized appreciation on OTC	—		Unrealized depreciation on OTC	18,610
	swap contracts			swap contracts

Foreign exchange contracts	Unrealized appreciation on OTC	1,821,781		Unrealized depreciation on OTC	1,598,557
	forward exchange contracts			forward exchange contracts

Credit contracts	Variation margin on centrally	4,666	[a]	Variation margin on centrally	75,121	[a]
	cleared swap contracts			cleared swap contracts

	OTC swap contracts (premium	549,456		OTC swap contracts (premium	1,163,807
	paid)			received)

	Unrealized appreciation on OTC	39,775		Unrealized depreciation on OTC	815,922
	swap contracts			swap contracts

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

9.  Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Value recovery instruments	Investments in securities, at value	$1,234,845	[b]

Totals		$3,791,276			$3,858,856

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$(153,794)	Futures contracts	$(73,783)
	Swap contracts	(1,614)	Swap contracts	(18,610)
Foreign exchange contracts	Forward exchange contracts	(1,008,966)	Forward exchange contracts	341,237
Credit contracts	Swap contracts	385,212	Swap contracts	(903,998)
Value recovery instruments	Investments	—	Investments	147,093	[a]

Totals		$(779,162)		$(508,061)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures Contracts	$14,887,332
Swap contracts	38,109,829
Forward exchange contracts	92,815,933
VRI	1,292,310

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$1,821,781	$1,598,557
Swap contracts	589,231	1,998,339

Total	$2,411,012	$3,596,896

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)

Counterparty
BZWS	$ 201,452	$ (16,758)	$ —	$ —	$184,694
CITI	237,561	(237,561)	—	—	—
DBAB	201,005	(201,005)	—	—	—
GSCO	—	—	—	—	—
HSBK	18,030	(18,030)	—	—	—
JPHQ	1,256,347	(1,256,347)	—	—	—
MSCO	496,617	(411,648)	—	(84,969)	—

Total	$2,411,012	$(2,141,349)	$ —	$(84,969)	$184,694

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Counterparty
BZWS	$ 16,758	$ (16,758)	$ —	$ —	$ —
CITI	1,290,072	(237,561)	—	(1,050,000)	2,511
DBAB	458,644	(201,005)	—	(257,639)	—
GSCO	16,350	—	—	—	16,350
HSBK	102,773	(18,030)	—	—	84,743
JPHQ	1,300,651	(1,256,347)	—	—	44,304
MSCO	411,648	(411,648)	—	—	—

Total	$3,596,896	$(2,141,349)	$ —	$(1,307,639)	$147,908

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-52.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

10.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FSI-50	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Services	$—	$—	$343,871		$343,871
Energy	772,667	1,197,744	132		1,970,543
Retailing	—	—	11,862		11,862
Transportation	—	—	161,881		161,881
All Other Equity Investments	39,712,982	—	—		39,712,982
Corporate Bonds:
Retailing	—	5,645,935	7,007		5,652,942
All Other Corporate Bonds	—	284,050,761	—		284,050,761
Senior Floating Rate Interests	—	70,816,825	—		70,816,825
Foreign Government and Agency Securities	—	29,669,787	—		29,669,787
U.S. Government and Agency Securities	—	37,703,784	—		37,703,784
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	94,955,114	—		94,955,114
Mortgage-Backed Securities	—	55,781,459	—		55,781,459
Municipal Bonds	—	6,637,104	—		6,637,104
Escrows and Litigation Trusts	—	28,125	—	[c]	28,125
Short Term Investments	9,274,400	—	—		9,274,400

Total Investments in Securities	$49,760,049	$586,486,638	$524,753		$636,771,440

Other Financial Instruments:
Futures Contracts	$140,753	$—	$—		$140,753
Forward Exchange Contracts	—	1,821,781	—		1,821,781
Swap Contracts	—	44,441	—		44,441

Total Other Financial Instruments	$140,753	$1,866,222	$—		$2,006,975

Liabilities:
Other Financial Instruments:
Futures Contracts	$186,839	$—	$—		$186,839
Forward Exchange Contracts	—	1,598,557	—		1,598,557
Swap Contracts	—	909,653	—		909,653

Total Other Financial Instruments	$186,839	$2,508,210	$—		$2,695,049

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

12. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Semiannual Report	FSI-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	EUR	Euro	CLO	Collateralized Loan Obligation
DBAB	Deutsche Bank AG	GBP	British Pound	CMT	1 year Constant Maturity Treasury Index
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	MXN	Mexican Peso	GDP	Gross Domestic Product
JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	GO	General Obligation
MSCO	Morgan Stanley			HDC	Housing Development Corp.
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				SF	Single Family
				T-Note	Treasury Note
				VRI	Value Recovery Instrument

Index

CDX.EM.Series number	CDX Emerging Markets Index
CDX.NA.HY.Series number	CDX North America High Yield Index
MCDX.NA.Series number	MCDX North America Index

FSI-52	Semiannual Report

Franklin U.S. Government Securities VIP Fund

This semiannual report for Franklin U.S. Government Securities VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -1.02% total return for the six-month period ended June 30, 2018.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in US government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays US Government Index: Intermediate Component, had a -0.67% total return.1 The Fund’s secondary benchmark, the Lipper VIP General US Government Funds Classification Average, had a -1.22% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than US government and agency mortgage-backed securities.

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3

Portfolio Composition

Based on Total Net Assets as of 6/30/18

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs in February, April and May amid indications of higher inflation. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the US, the Trump administration’s protectionist trade policies, and US trade disputes between its allies and China. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.85% at period-end.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FUS-2	Semiannual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of US government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration as measured by Bloomberg Barclays indexes, all major fixed income sectors related to this portfolio had negative excess returns during the period. US economic indicators were generally encouraging during the reporting period. Steady growth in the services sector created new jobs and boosted employment levels. Retail sales grew for most of the period, while gains in energy prices pulled inflation higher. In this environment, home sales slowed due to low supply levels and rising prices.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

Within the agency mortgage pass-through sector, Freddie Mac MBS, Fannie Mae MBS and GNMA MBS underperformed US Treasuries and posted negative total returns during the period.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 4.0% coupons, while reducing the exposure to 3.0% coupons. At period-end, our heaviest exposures were in GN II 3.5% and 4.0% coupons. Based on excess returns over Treasuries, coupon performance was mixed. GN II 5.0% securities were among the best performers, while GN I & II 3.5 and 3.0% securities lagged.

The Fund’s exposure security selection in agency fixed-rate mortgages, allocation to Treasury-inflation protected securities (TIPS) and adjustable-rate MBS were contributors during the period. In contrast, our exposure to fixed-rate agency MBS was a detractor. The Fund’s US yield curve positioning was also a detractor during the period as yield curve movements had a negative impact relative to the benchmark.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Annualized Expense Ratio[2]

Class 2	$1,000	$989.80	$3.70	$1,021.08	$3.76	0.75%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FUS-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.36	$12.51	$12.74	$13.00	$12.91	$13.57

Income from investment operations[a]:

Net investment income[b]	0.14	0.25	0.22	0.21	0.24	0.24

Net realized and unrealized gains (losses)	(0.26)	(0.04)	(0.10)	(0.12)	0.22	(0.51)

Total from investment operations	(0.12)	0.21	0.12	0.09	0.46	(0.27)

Less distributions from net investment income	(0.36)	(0.36)	(0.35)	(0.35)	(0.37)	(0.39)

Net asset value, end of period	$11.88	$12.36	$12.51	$12.74	$13.00	$12.91

Total return[c]	(0.99)%	1.66%	0.90%	0.71%	3.64%	(1.99)%

Ratios to average net assets[d]

Expenses[e]	0.50%	0.50%	0.50%	0.50%	0.49%	0.49%

Net investment income	2.37%	2.00%	1.75%	1.64%	1.84%	1.84%

Supplemental data

Net assets, end of period (000’s)	$62,259	$66,404	$73,695	$79,620	$90,656	$99,947

Portfolio turnover rate	18.65%	80.49%	86.28%	61.91%	42.88%	69.47%

Portfolio turnover rate excluding mortgage dollar rolls[f]	18.65%	80.49%	86.28%	61.91%	42.88%	67.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.09	$12.24	$12.47	$12.73	$12.65	$13.31

Income from investment operations[a]:

Net investment income[b]	0.12	0.21	0.19	0.18	0.20	0.21

Net realized and unrealized gains (losses)	(0.25)	(0.04)	(0.10)	(0.12)	0.22	(0.50)

Total from investment operations	(0.13)	0.17	0.09	0.06	0.42	(0.29)

Less distributions from net investment income	(0.33)	(0.32)	(0.32)	(0.32)	(0.34)	(0.37)

Net asset value, end of period	$11.63	$12.09	$12.24	$12.47	$12.73	$12.65

Total return[c]	(1.02)%	1.34%	0.66%	0.47%	3.38%	(2.24)%

Ratios to average net assets[d]

Expenses[e]	0.75%	0.75%	0.75%	0.75%	0.74%	0.74%

Net investment income	2.12%	1.75%	1.50%	1.39%	1.59%	1.59%

Supplemental data

Net assets, end of period (000’s)	$1,159,208	$1,223,491	$1,268,963	$1,311,974	$1,369,037	$1,267,994

Portfolio turnover rate	18.65%	80.49%	86.28%	61.91%	42.88%	69.47%

Portfolio turnover rate excluding mortgage dollar rolls[f]	18.65%	80.49%	86.28%	61.91%	42.88%	67.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

FUS-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin U.S. Government Securities VIP Fund

	Principal Amount	Value

Mortgage-Backed Securities 79.8%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 1.2%
FHLMC, 3.759%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	$6,370,168	$6,672,640
FHLMC, 4.011%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/37	718,505	755,307
FHLMC, 3.762% - 4.41%, (12-month USD LIBOR +/- MBS Margin), 3/01/36 - 5/01/38	7,202,663	7,560,214

		14,988,161

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 10.6%
FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	982,689	1,004,156
FHLMC Gold 30 Year, 3.00%, 5/01/43	468,822	457,727
FHLMC Gold 30 Year, 3.00%, 6/01/46	37,246,752	36,105,207
FHLMC Gold 30 Year, 3.00%, 10/01/46	26,350,929	25,539,225
FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	3,778,577	3,832,205
FHLMC Gold 30 Year, 3.50%, 12/01/47	7,725,814	7,689,084
FHLMC Gold 30 Year, 3.50%, 1/01/48	14,578,068	14,510,879
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 1/01/48	11,862,893	12,169,034
FHLMC Gold 30 Year, 4.00%, 5/01/48	3,967,802	4,048,290
FHLMC Gold 30 Year, 4.00%, 7/01/48	13,615,782	13,888,872
FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	2,477,629	2,603,062
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	4,684,889	5,004,595
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	1,186,332	1,284,860
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	800,091	878,595
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	406,122	452,587
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 9/01/31	137,161	148,572
FHLMC Gold 30 Year, 7.50%, 12/01/22	424	428
FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	2,423	2,559
FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	298,650	347,654
FHLMC PC 30 Year, 8.50%, 9/01/20	83	83

		129,967,674

[a] Federal National Mortgage Association (FNMA) Adjustable Rate 4.4%
FNMA, 3.671%, (12-month USD LIBOR +/- MBS Margin), 8/01/36	5,737,600	6,005,268
FNMA, 2.67% - 3.724%, (US 1 Year CMT T-Note +/- MBS Margin), 9/01/18 - 10/01/44	8,009,633	8,404,606
FNMA, 3.028% - 3.818%, (12-month USD LIBOR +/- MBS Margin), 1/01/19 - 1/01/40	6,665,292	6,946,808
FNMA, 4.039%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	15,500,481	16,394,190
FNMA, 3.21% - 4.133%, (US 3 Year CMT T-Note +/- MBS Margin), 3/01/20 - 3/01/29	38,448	38,901
FNMA, 2.064% - 5.437%, (11th District COF +/- MBS Margin), 9/01/19 - 6/01/38	169,378	171,930
FNMA, 2.901% - 5.793%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 7/01/37	1,162,164	1,193,329
FNMA, 3.835% - 5.875%, (12-month USD LIBOR +/- MBS Margin), 3/01/33 - 3/01/47	8,145,479	8,546,985
FNMA, 3.725% - 7.22%, (US 1 Year CMT T-Note +/- MBS Margin), 7/01/19 - 12/01/40	5,320,138	5,576,116

		53,278,133

Federal National Mortgage Association (FNMA) Fixed Rate 12.0%
FNMA 15 Year, 2.64%, 7/01/25	2,500,000	2,408,353
FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,396,839
FNMA 15 Year, 2.99%, 11/01/24	2,971,843	2,934,669
FNMA 15 Year, 3.14%, 10/01/25	4,000,000	3,981,863
FNMA 15 Year, 3.28%, 7/01/27	4,000,000	3,931,332
FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,060,604
FNMA 15 Year, 5.50%, 1/01/25	963,339	1,005,774
FNMA 30 Year, 3.00%, 12/01/42	198,329	193,391
FNMA 30 Year, 3.00%, 9/01/47	19,301,810	18,726,749
FNMA 30 Year, 3.50%, 7/01/45	34,633,220	34,574,429
FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	7,985,676	8,204,825
FNMA 30 Year, 4.00%, 4/01/48	44,458,707	45,404,853

Semiannual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	$7,936,326	$8,348,494
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	4,476,063	4,799,330
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	1,815,611	1,961,452
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	2,009,188	2,202,516
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	363,920	401,389
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	16,093	16,456
FNMA 30 Year, 8.00%, 3/01/22 - 12/01/24	76,333	77,572
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	272	277
FNMA 30 Year, 9.00%, 10/01/26	79,937	83,582
FNMA PL 30 Year, 5.50%, 4/01/34	1,146,830	1,203,124

		146,917,873

Government National Mortgage Association (GNMA) Fixed Rate 51.6%
GNMA I SF 30 Year, 3.00%, 7/15/42	537,755	528,684
GNMA I SF 30 Year, 4.00%, 10/15/40 - 8/15/46	11,138,582	11,490,520
GNMA I SF 30 Year, 4.50%, 1/15/39 - 6/15/40	10,754,163	11,368,271
GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	4,446,098	4,700,107
GNMA I SF 30 Year, 5.00%, 6/15/30 - 11/15/39	11,378,435	12,103,185
GNMA I SF 30 Year, 5.00%, 11/15/39 - 9/15/40	11,464,409	12,198,092
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	5,633,039	6,131,817
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	2,844,991	3,142,930
GNMA I SF 30 Year, 6.50%, 6/15/23 - 9/15/38	1,438,816	1,593,518
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	374,857	390,663
GNMA I SF 30 Year, 7.50%, 2/15/22 - 8/15/33	420,929	469,161
GNMA I SF 30 Year, 8.00%, 12/15/21 - 7/15/23	93,832	95,575
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	37,483	38,162
GNMA I SF 30 Year, 9.00%, 9/15/19 - 3/15/20	651	653
GNMA I SF 30 Year, 9.50%, 1/15/20 - 12/15/20	12,328	12,477
GNMA I SF 30 Year, 10.00%, 9/15/18 - 8/15/21	3,753	3,771
GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	2,546,000	2,514,686
GNMA II SF 30 Year, 3.00%, 9/20/45	10,334,271	10,168,567
GNMA II SF 30 Year, 3.00%, 7/20/47	22,800,909	22,336,997
GNMA II SF 30 Year, 3.00%, 9/20/47	28,842,415	28,243,843
GNMA II SF 30 Year, 3.50%, 12/20/40 - 8/20/43	2,573,733	2,604,337
GNMA II SF 30 Year, 3.50%, 8/20/42	7,179,325	7,264,697
GNMA II SF 30 Year, 3.50%, 9/20/42	20,839,022	21,086,830
GNMA II SF 30 Year, 3.50%, 10/20/42	6,367,792	6,443,516
GNMA II SF 30 Year, 3.50%, 11/20/42	12,467,057	12,615,311
GNMA II SF 30 Year, 3.50%, 12/20/42	9,412,876	9,524,812
GNMA II SF 30 Year, 3.50%, 1/20/43	15,853,960	16,042,589
GNMA II SF 30 Year, 3.50%, 3/20/43	5,692,347	5,760,042
GNMA II SF 30 Year, 3.50%, 4/20/43	7,124,926	7,209,658
GNMA II SF 30 Year, 3.50%, 5/20/43	13,097,167	13,252,926
GNMA II SF 30 Year, 3.50%, 6/20/43	5,979,465	6,050,576
GNMA II SF 30 Year, 3.50%, 9/20/47	94,260,543	94,707,046
GNMA II SF 30 Year, 3.50%, 10/20/47	7,714,459	7,751,001
GNMA II SF 30 Year, 3.50%, 11/20/47	139,483,023	140,143,740
GNMA II SF 30 Year, 4.00%, 11/20/39 - 7/20/41	11,426,025	11,828,159
GNMA II SF 30 Year, 4.00%, 9/20/41 - 2/20/44	4,225,666	4,356,423
GNMA II SF 30 Year, 4.00%, 11/20/41	6,979,969	7,219,526
GNMA II SF 30 Year, 4.00%, 1/20/48	9,769,931	10,024,452
GNMA II SF 30 Year, 4.00%, 4/20/48	63,545,515	65,200,970

FUS-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 4.50%, 10/20/39 - 6/20/41	$10,784,168	$11,341,070
GNMA II SF 30 Year, 4.50%, 7/20/41 - 2/20/44	10,776,714	11,342,591
GNMA II SF 30 Year, 4.50%, 9/20/41	5,517,914	5,807,741
GNMA II SF 30 Year, 4.50%, 10/20/44	2,984,014	3,144,736
GNMA II SF 30 Year, 5.00%, 9/20/33 - 10/20/42	9,225,524	9,904,279
GNMA II SF 30 Year, 5.00%, 6/20/44	2,862,359	3,048,829
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	4,638,950	5,048,380
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	2,931,387	3,247,238
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	463,030	516,023
GNMA II SF 30 Year, 7.00%, 5/20/32	8,291	9,571
GNMA II SF 30 Year, 7.50%, 9/20/22 - 5/20/33	82,647	89,527
GNMA II SF 30 Year, 8.00%, 8/20/26	5,431	6,215
GNMA II SF 30 Year, 9.50%, 4/20/25	1,998	2,005

		630,126,495

Total Mortgage-Backed Securities (Cost $1,001,272,993)		975,278,336

U.S. Government and Agency Securities 17.8%
Federal Agricultural Mortgage Corp.,
4.30%, 5/13/19	1,010,000	1,026,879
1.41%, 3/06/20	10,000,000	9,815,440
2.66%, 4/12/22	7,000,000	6,972,504
FHLB, 2.625%, 9/12/25	20,000,000	19,464,680
FICO,
13P, Strip, 12/27/18	2,500,000	2,471,443
15P, Strip, 3/07/19	1,798,000	1,769,117
D-P, Strip, 9/26/19	7,605,000	7,373,561
E-P, Strip, 11/02/18	8,896,000	8,828,731
Israel Government Agency for International Development Bond,
5.50%, 9/18/23	12,000,000	13,512,506
7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000	5,016,355
New Valley Generation IV, secured bond, 4.687%, 1/15/22	1,474,708	1,524,125
Overseas Private Investment Corp., A, zero cpn., 11/15/20	2,575,000	3,108,107
Petroleos Mexicanos, 2.378%, 4/15/25 (Mexico)	2,303,000	2,258,264
Private Export Funding Corp.,
secured bond, 2.80%, 5/15/22	9,000,000	8,979,750
secured note, 4.30%, 12/15/21	1,865,000	1,950,706
secured note, LL, 2.25%, 3/15/20	1,700,000	1,688,607
senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,458,767
Reliance Industries Ltd., senior bond, 2.512%, 1/15/26 (India)	10,500,000	10,299,240
SBA, PC, 1998-20I, 1, 6.00%, 9/01/18	29,965	30,046
Tunisia Government Agency for International Development Bonds, 1.686%, 7/16/19	7,000,000	6,970,355
TVA,
1.875%, 8/15/22	6,000,000	5,805,078
5.88%, 4/01/36	5,000,000	6,554,790
Strip, 11/01/18	2,644,000	2,623,687
Strip, 6/15/19	5,973,000	5,816,470
Strip, 6/15/20	6,138,000	5,808,143

. Semiannual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Bond,
2.50%, 2/15/46	$4,000,000	$3,633,906
[b] Index Linked, 2.00%, 1/15/26	1,893,260	2,074,908
[b] Index Linked, 1.75%, 1/15/28	9,566,288	10,456,315
[b] Index Linked, 3.625%, 4/15/28	7,744,310	9,839,632
U.S. Treasury Note,
2.375%, 8/15/24	22,000,000	21,476,641
2.25%, 8/15/27	6,000,000	5,709,844
[b] Index Linked, 0.125%, 7/15/24	16,352,987	15,901,191
Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000	4,987,420

Total U.S. Government and Agency Securities (Cost $220,058,541)		217,207,208

Total Investments before Short Term Investments (Cost $1,221,331,534)		1,192,485,544

Short Term Investments (Cost $20,573,815) 1.7%

Repurchase Agreements 1.7%
[c] Joint Repurchase Agreement, 2.10%, 7/02/18 (Maturity Value $20,577,415)
BNP Paribas Securities Corp. (Maturity Value $7,384,411)
Deutsche Bank Securities Inc. (Maturity Value $270,182)
HSBC Securities (USA) Inc. (Maturity Value $12,922,822)
Collateralized by U.S. Government Agency Securities, 0.00% - 3.625%, 9/18/18 - 6/19/23; [d]U.S. Treasury Bill, 10/04/18 - 10/18/18; and U.S. Treasury Note, 2.00% - 3.50%, 5/15/20 - 8/31/21 (valued at $20,996,991)	20,573,815	20,573,815

Total Investments (Cost $1,241,905,349) 99.3%		1,213,059,359
Other Assets, less Liabilities 0.7%		8,408,088

Net Assets 100.0%		$1,221,467,447

See Abbreviations on page FUS-19.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bPrincipal amount of security is adjusted for inflation. See Note 1(e).

cSee Note 1(b) regarding joint repurchase agreement.

dThe security was issued on a discount basis with no stated coupon rate.

FUS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin U.S. Government Securities VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,221,331,534
Cost - Unaffiliated repurchase agreements	20,573,815

Value - Unaffiliated issuers	$1,192,485,544
Value - Unaffiliated repurchase agreements	20,573,815
Receivables:
Investment securities sold	5,707,945
Capital shares sold	144,096
Interest	4,232,087
Other assets	813

Total assets	1,223,144,300

Liabilities:
Payables:
Capital shares redeemed	529,436
Management fees	472,464
Distribution fees	487,027
Reports to shareholders	90,642
Accrued expenses and other liabilities	97,284

Total liabilities	1,676,853

Net assets, at value	$1,221,467,447

Net assets consist of:
Paid-in capital	$1,327,344,322
Undistributed net investment income	10,351,671
Net unrealized appreciation (depreciation)	(28,845,990)
Accumulated net realized gain (loss)	(87,382,556)

Net assets, at value	$1,221,467,447

Class 1:
Net assets, at value	$ 62,259,427

Shares outstanding	5,239,030

Net asset value and maximum offering price per share	$11.88

Class 2:
Net assets, at value	$1,159,208,020

Shares outstanding	99,699,380

Net asset value and maximum offering price per share	$11.63

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin U.S. Government Securities VIP Fund

Investment income:
Interest:
Unaffiliated issuers:
Paydown gain (loss)	$ (3,002,903)
Paid in cash	20,847,362

Total investment income	17,844,459

Expenses:
Management fees (Note 3a)	2,925,917
Distribution fees: (Note 3c)
Class 2	1,477,684
Custodian fees (Note 4)	5,503
Reports to shareholders	69,052
Professional fees	36,541
Trustees’ fees and expenses	3,288
Other	69,651

Total expenses	4,587,636

Expense reductions (Note 4)	(200)

Net expenses	4,587,436

Net investment income	13,257,023

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,700,396)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(24,797,930)

Net realized and unrealized gain (loss)	(27,498,326)

Net increase (decrease) in net assets resulting from operations	$(14,241,303)

FUS-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 13,257,023	$ 23,425,605
Net realized gain (loss)	(2,700,396)	(9,244,107)
Net change in unrealized appreciation (depreciation)	(24,797,930)	4,564,648

Net increase (decrease) in net assets resulting from operations	(14,241,303)	18,746,146

Distributions to shareholders from:
Net investment income:
Class 1	(1,830,491)	(2,011,168)
Class 2	(31,691,784)	(33,122,555)

Total distributions to shareholders	(33,522,275)	(35,133,723)

Capital share transactions: (Note 2)
Class 1	(1,659,895)	(6,455,480)
Class 2	(19,003,872)	(29,919,965)

Total capital share transactions	(20,663,767)	(36,375,445)

Net increase (decrease) in net assets	(68,427,345)	(52,763,022)
Net assets:
Beginning of period	1,289,894,792	1,342,657,814

End of period	$1,221,467,447	$1,289,894,792

Undistributed net investment income included in net assets:
End of period	$ 10,351,671	$ 30,616,923

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin U.S. Government Securities VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 43.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 29, 2018.

c.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

e.  Security Transactions, Investment Income, Expenses and Distributions (continued)

an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	79,910	$974,342	214,758	$2,678,926
Shares issued in reinvestment of distributions	154,472	1,830,491	163,377	2,011,168
Shares redeemed	(366,821)	(4,464,728)	(896,031)	(11,145,574)

Net increase (decrease)	(132,439)	$(1,659,895)	(517,896)	$(6,455,480)

Class 2 Shares:
Shares sold	3,116,396	$37,136,911	7,795,899	$95,146,101
Shares issued in reinvestment of distributions	2,734,408	31,691,784	2,748,760	33,122,555
Shares redeemed	(7,388,399)	(87,832,567)	(12,993,385)	(158,188,621)

Net increase (decrease)	(1,537,595)	$(19,003,872)	(2,448,726)	$(29,919,965)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.470% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

5.  Income Taxes (continued)

At December 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$426,637
Capital loss carryforwards not subject to expiration:
Short Term	34,314,790
Long Term	49,844,292

Total capital loss carryforwards	$84,585,719

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,244,873,669

Unrealized appreciation	$5,263,511
Unrealized depreciation	(37,077,821)

Net unrealized appreciation (depreciation)	$(31,814,310)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $229,265,403 and $268,157,896, respectively.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency	Selected Portfolio

USD United States Dollar	CMT	Constant Maturity Treasury Index
	COF	Cost of Funds
	FHLB	Federal Home Loan Bank
	FICO	Financing Corp.
	LIBOR	London InterBank Offered Rate
	MBS	Mortgage-Backed Security
	PC	Participation Certificate
	PL	Project Loan
	SBA	Small Business Administration
	SF	Single Family
	T-Note	Treasury Note
	TVA	Tennessee Valley Authority

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Franklin VolSmart Allocation VIP Fund

This semiannual report for Franklin VolSmart Allocation VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -1.69% total return* for the six-month period ended June 30, 2018.

*The Fund has an expense reduction contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks total return (including income and capital gains) while seeking to manage volatility. The Fund is structured as a limited “fund-of-funds” that seeks to achieve its investment goal by investing its assets partially in other mutual funds, which include other Franklin Templeton mutual funds as well as Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds). Each underlying fund is allocated to the equity, fixed income, multi-class or cash asset class based on its predominant asset class and strategies. These underlying funds, in turn, invest in a variety of US and foreign equity, fixed-income and money market securities. The Fund also obtains exposure to certain strategies and investments in its core portfolio by directly investing in the securities and instruments in that strategy.

Fund Risks

All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the Standard & Poor’s® 500 Index (S&P 500®) and the Bloomberg Barclays US Aggregate Bond Index, posted +2.65% and -1.62% total returns, respectively, for the period under review.1 The Fund’s blended benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, returned +1.29% for the same period.2

Economic and Market Overview

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to 2.9% at period-end.3

In February 2018, the new US Federal Reserve (Fed) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the federal funds rate 0.25% each at its March and June 2018 meetings to 1.75%–2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Furthermore, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

1. Source: Morningstar.

2. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Bloomberg Barclays US Aggregate Bond Index and 10% Bloomberg Barclays 1-3 Month US Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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US equity markets rose overall during the period, benefiting from mostly upbeat economic data and better US corporate earnings. At certain points during the period, markets were also supported by the expectations of gradual rate increases. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, markets were pressured further by a broad sell-off in information technology (IT) stocks due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. Other factors that curbed investor sentiment included tensions between the US and North Korea, political uncertainties in the US, the Trump administration’s protectionist policies and escalating trade tensions between the US and China. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment. In this environment, the broad US stock market, as measured by the S&P 500, generated a +2.65% total return for the period.1

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs in February, April and May amid indications of higher inflation. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the US, the Trump administration’s protectionist trade policies, and US trade disputes between its allies and China. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.85% at period-end.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns, while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various US equity and fixed income investments and strategies, including other mutual funds that provide exposure to such investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative

Portfolio Composition*

6/30/18

% of Total Net Assets
Stocks	51.0%
Capital Goods	10.3%
Health Care Equipment & Services	7.4%
Materials	5.9%
Software & Services	5.3%
Energy	3.8%
Semiconductors & Semiconductor Equipment	3.3%
Retailing	2.5%
Food, Beverage & Tobacco	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	2.2%
Household & Personal Products	1.4%
Consumer Services	1.1%
Commercial & Professional Services	1.1%
Food & Staples Retailing	1.1%
Consumer Durables & Apparel	1.0%
Insurance	0.8%
Media	0.7%
Transportation	0.6%
Diversified Financials	0.2%
Underlying Funds – Equity	20.5%
Franklin DynaTech Fund – Class R6	11.1%
Franklin Income Fund – Class R6	5.1%
iShares Core MSCI EAFE ETF	4.3%
Underlying Funds - Fixed Income	26.2%
Franklin Low Duration Total Return Fund – Class R6	12.1%
Franklin Strategic Income Fund – Class R6	9.9%
Franklin Income Fund – Class R6	4.2%
Hedge Strategy	0.8%
Short-Term Investments & Other Net Assets	1.5%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the SOI.

instruments (primarily futures contracts on indexes) in an effort to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility. The Fund also employs a “tail risk protection strategy,” designed to protect the Fund from risks related to extreme short-term market downturns (tail risk). Thus, the Fund may utilize certain derivatives (primarily total return swap agreements) in an effort to hedge the tail risk of the Fund. There is no guarantee that the Fund’s volatility management or tail risk protection strategies will be successful.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a total return swap agreement?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Manager’s Discussion

At the top-down asset allocation level, equities remained near the high end of their allowable allocation range, while fixed income is toward the lower end of its allocation range. The Fund held nominal exposure to cash and portfolio hedges.

Equities

The Fund had an overweighting in equity relative to its blended benchmark index, and this strengthened relative returns for the six-month period. Earnings growth has continued to support global equities, with US-based companies leading the way. We viewed recent US earnings expansion and rising profit margins as providing an appealing backdrop for maintaining an overweighted position in US equities. In addition, the Fund also held a small position in non-US developed market equities, which detracted from performance as leadership and trade concerns weighed on European exchanges for part of the period.

With regards to underlying stock funds, US growth strategies generally outperformed their value peers for the review period. Hindering results relative to the underlying equity benchmark, the S&P 500, were the value-oriented Franklin Rising Dividends Strategy and the equity component of Franklin Income Fund. In contrast, Franklin DynaTech Fund was a meaningful contributor, with growth-oriented IT and select health care sector positions supporting performance.

Fixed Income

The Fund had an underweighting in fixed income relative to its blended benchmark index, and this strengthened relative results. Our cautious view of the asset class reflected what we believe were signs that the credit cycle may be further along than previously thought as US interest rates rose during the period.

Portfolio Strategy Holdings*

6/30/18

% of Total Net Assets
Franklin Rising Dividends Strategy	51.0%
Franklin Low Duration Total Return Fund	12.1%
Franklin DynaTech Fund	11.1%
Franklin Strategic Income Fund	9.9%
Franklin Income Fund	9.3%
iShares Core MSCI EAFE ETF	4.3%
Hedge Strategy	0.8%
Short-Term Investments & Other Net Assets	1.5%

*The breakdown may not match the SOI.

The Fund’s fixed income component performed better than its benchmark index, the Bloomberg Barclays US Aggregate Bond Index. All three underlying bond funds benefited relative returns—Franklin Low Duration Total Return Fund, the fixed income component of Franklin Income Fund and Franklin Strategic Income Fund.

The fixed income allocation had shorter duration relative to its benchmark index and was a positive performance contributor. Issue selection was a key driver of relative performance, particularly in the high-yield and investment-grade corporate bond sectors. In aggregate, the Fund’s high-yield bond component delivered positive results. Within the investment-grade bond sector, the Fund benefited from careful issue selection in what was generally a negative environment for the sector.

Hedging

The Fund’s tactical hedging comprised two strategies that were active during the six-month review period, most notably in February and March. The Fund held a hedge linked to a market volatility index (VIX) with a lower notional exposure at period-end than at the start of the period. This VIX-linked hedge is designed to provide tail risk protection during periods of increased market volatility and drawdowns. Although the hedge helped dampen portfolio volatility, it negatively impacted performance when the equity market quickly reversed course following the short-lived February correction.

The Fund also held an independent volatility management strategy (implemented using S&P futures), designed to keep overall volatility below 10%. This volatility management strategy was also active for part of the period. Although the hedging strategy detracted from relative performance, it performed its role of reducing overall portfolio volatility.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$983.10	$3.69	$1,021.08	$3.76	0.75%
1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FVA-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013[a]

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.67	$10.10	$ 9.68	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.10	0.16	0.16	0.10	0.11	0.09

Net realized and unrealized gains (losses)	(0.30)	1.41	0.28	(0.42)	0.25	0.17

Total from investment operations	(0.20)	1.57	0.44	(0.32)	0.36	0.26

Less distributions from:

Net investment income and net foreign currency gains.	(0.04)	—	(—)[e]	(0.05)	(0.23)	(0.19)

Net realized gains	—	—	(0.02)	(0.15)	(—)[e]	—

Total distributions	(0.04)	—	(0.02)	(0.20)	(0.23)	(0.19)

Net asset value, end of period	$11.43	$11.67	$10.10	$ 9.68	$10.20	$10.07

Total return[f]	(1.69)%	15.54%	4.39%	(3.12)%	3.60%	2.56%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.11%	1.14%	1.25%	1.77%	1.97%	2.97%

Expenses net of waiver and payments by affiliates[h]	0.75%[i]	0.73%[i]	0.73%[i]	0.93%	1.08%[i]	1.08%[i]

Net investment income[d]	1.74%	1.44%	1.50%	1.30%	1.07%	1.21%

Supplemental data

Net assets, end of period (000’s)	$35	$36	$31	$8,703	$10,201	$10,065

Portfolio turnover rate	1.38%	5.69%	1.00%	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.38% for the period ended June 30, 2018.

iBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin VolSmart Allocation VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013[a]

Class 5

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.65	$10.07	$ 9.67	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c,d]	0.10	0.17	0.16	0.16	0.13	0.10

Net realized and unrealized gains (losses)	(0.29)	1.41	0.29	(0.47)	0.25	0.17

Total from investment operations	(0.19)	1.58	0.45	(0.31)	0.38	0.27

Less distributions from:

Net investment income and net foreign currency gains.	(0.06)	—	(0.03)	(0.07)	(0.25)	(0.20)

Net realized gains	—	—	(0.02)	(0.15)	(—)[e]	—

Total distributions	(0.06)	—	(0.05)	(0.22)	(0.25)	(0.20)

Net asset value, end of period	$11.40	$11.65	$10.07	$ 9.67	$10.20	$10.07

Total return[f]	(1.67)%	15.69%	4.59%	(3.10)%	3.75%	2.68%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.01%	1.04%	1.15%	1.66%	1.82%	2.82%

Expenses net of waiver and payments by affiliates[h]	0.65%[i]	0.63%[i]	0.63%[i]	0.82%	0.93%[i]	0.93%[i]

Net investment income[d]	1.84%	1.54%	1.60%	1.41%	1.22%	1.36%

Supplemental data

Net assets, end of period (000’s)	$188,929	$188,240	$124,581	$54,816	$10,201	$10,065

Portfolio turnover rate	1.38%	5.69%	1.00%	95.15%	22.04%	8.12%

aFor the period April 1, 2013 (commencement of operations) to December 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.38% for the period ended June 30, 2018.

iBenefit of expense reduction rounds to less than 0.01%.

FVA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Franklin VolSmart Allocation VIP Fund

	Shares	Value

Common Stocks 51.0%
Capital Goods 10.3%
Carlisle Cos. Inc.	7,460	$807,993
Donaldson Co. Inc.	13,830	624,010
Dover Corp.	25,900	1,895,880
General Dynamics Corp.	11,100	2,069,151
Honeywell International Inc.	22,400	3,226,720
Johnson Controls International PLC	40,092	1,341,077
[a] nVent Electric PLC (United Kingdom)	27,100	680,210
Pentair PLC (United Kingdom)	27,100	1,140,368
Roper Technologies Inc.	17,300	4,773,243
United Technologies Corp.	15,900	1,987,977
W.W. Grainger Inc.	2,750	848,100

		19,394,729

Commercial & Professional Services 1.1%
Cintas Corp.	7,700	1,425,039
Matthews International Corp., A	11,870	697,956

		2,122,995

Consumer Durables & Apparel 1.0%
NIKE Inc., B	24,400	1,944,192

Consumer Services 1.1%
McDonald’s Corp.	9,980	1,563,766
Yum! Brands Inc.	7,700	602,294

		2,166,060

Diversified Financials 0.2%
State Street Corp.	3,750	349,087

Energy 3.8%
[a] Apergy Corp.	12,950	540,662
Chevron Corp.	10,590	1,338,894
EOG Resources Inc.	10,030	1,248,033
Exxon Mobil Corp.	14,800	1,224,404
Occidental Petroleum Corp.	16,600	1,389,088
Schlumberger Ltd.	21,300	1,427,739

		7,168,820

Food & Staples Retailing 1.1%
Walgreens Boots Alliance Inc.	14,300	858,215
Walmart Inc.	13,390	1,146,853

		2,005,068

Food, Beverage & Tobacco 2.3%
Bunge Ltd.	19,100	1,331,461
McCormick & Co. Inc.	12,050	1,398,884
PepsiCo Inc.	14,300	1,556,841

		4,287,186

Health Care Equipment & Services 7.4%
Abbott Laboratories	27,960	1,705,280
Becton, Dickinson and Co.	15,000	3,593,400
CVS Health Corp.	12,550	807,593
DENTSPLY SIRONA Inc.	13,000	569,010
Medtronic PLC	30,500	2,611,105
Stryker Corp.	19,600	3,309,656

Semiannual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Services (continued)
West Pharmaceutical Services Inc.	14,900	$1,479,421

		14,075,465

Household & Personal Products 1.4%
Colgate-Palmolive Co.	20,200	1,309,162
The Procter & Gamble Co.	16,280	1,270,817

		2,579,979

Insurance 0.8%
Aflac Inc.	18,240	784,685
Chubb Ltd.	3,981	505,667
Erie Indemnity Co., A	2,720	318,947

		1,609,299

Materials 5.9%
Air Products and Chemicals Inc.	17,100	2,662,983
Albemarle Corp.	38,100	3,593,973
Ecolab Inc.	7,660	1,074,928
Nucor Corp.	12,200	762,500
Praxair Inc.	18,800	2,973,220

		11,067,604

Media 0.7%
Comcast Corp., A	24,400	800,564
John Wiley & Sons Inc., A	7,600	474,240

		1,274,804

Pharmaceuticals, Biotechnology & Life Sciences 2.2%
AbbVie Inc.	9,040	837,556
Johnson & Johnson	17,000	2,062,780
Perrigo Co. PLC	7,640	557,032
Pfizer Inc.	13,410	486,515
Roche Holding AG, ADR (Switzerland)	7,500	207,225

		4,151,108

Retailing 2.5%
The Gap Inc.	15,720	509,171
Ross Stores Inc.	22,600	1,915,350
Target Corp.	10,840	825,141
Tiffany & Co.	11,100	1,460,760

		4,710,422

Semiconductors & Semiconductor Equipment 3.3%
Analog Devices Inc.	29,914	2,869,351
Texas Instruments Inc.	29,500	3,252,375
Versum Materials Inc.	5,495	204,139

		6,325,865

Software & Services 5.3%
Accenture PLC, A	21,100	3,451,749
Microsoft Corp.	52,300	5,157,303
Visa Inc., A	11,200	1,483,440

		10,092,492

FVA-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Transportation 0.6%
United Parcel Service Inc., B	10,300	$1,094,169

Total Common Stocks (Cost $77,290,896)		96,419,344

Investments in Underlying Funds and Exchange Traded Funds 46.7%
Domestic Equity 11.1%
[a,b] Franklin DynaTech Fund, Class R6	269,702	20,880,350

Domestic Fixed Income 22.0%
[b] Franklin Low Duration Total Return Fund, Class R6	2,363,299	22,923,993
[b] Franklin Strategic Income Fund, Class R6	1,948,215	18,605,454

		41,529,447

Domestic Hybrid 9.3%
[b] Franklin Income Fund, Class R6	7,710,386	17,656,784

Foreign Equity 4.3%
iShares Core MSCI EAFE ETF	126,900	8,041,653

Total Investments in Underlying Funds and Exchange Traded Funds (Cost $80,712,576)		88,108,234

Total Investments before Short Term Investments (Cost $158,003,472)		184,527,578

Short Term Investments (Cost $4,544,973) 2.4%

Money Market Funds 2.4%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	4,544,973	4,544,973

Total Investments (Cost $162,548,445) 100.1%		189,072,551
Other Assets, less Liabilities (0.1)%		(108,200)

Net Assets 100.0%		$188,964,351

aNon-income producing.

bSee Note 3(e) regarding investments in Underlying Funds.

cThe rate shown is the annualized seven-day effective yield at period end.

Semiannual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

At June 30, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Dynamic VIX Backwardation (BEFSDVB1)	0.70%	Monthly	BZWS	3/08/19	$19,100,000	$(17,479)

aThe Fund receives the total return on the underlying instrument and pays a financing rate.

See Note 7 regarding other derivative information.

See Abbreviations on page FVA-23.

FVA-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 85,064,740
Cost - Non-controlled affiliates (Note 3e)	77,483,705

Value - Unaffiliated issuers	$104,460,997
Value - Non-controlled affiliates (Note 3e)	84,611,554
Receivables:
Capital shares sold	66,231
Dividends	97,983
Other assets	126

Total assets	189,236,891

Liabilities:
Payables:
Capital shares redeemed	54,960
Management fees	69,603
Distribution fees	47,565
Professional fees	58,974
Unrealized depreciation on OTC swap contracts	17,479
Accrued expenses and other liabilities	23,959

Total liabilities	272,540

Net assets, at value	$188,964,351

Net assets consist of:
Paid-in capital	$167,505,836
Undistributed net investment income	1,574,437
Net unrealized appreciation (depreciation)	26,506,627
Accumulated net realized gain (loss)	(6,622,549)

Net assets, at value	$188,964,351

Class 2:
Net assets, at value	$ 34,982

Shares outstanding	3,061

Net asset value and maximum offering price per share	$11.43

Class 5:
Net assets, at value	$188,929,369

Shares outstanding	16,573,482

Net asset value and maximum offering price per share	$11.40

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 1,061,924
Non-controlled affiliates (Note 3e)	1,262,547

Total investment income	2,324,471

Expenses:
Management fees (Note 3a)	748,572
Distribution fees: (Note 3c)
Class 2	44
Class 5	140,297
Custodian fees (Note 4)	587
Reports to shareholders	10,460
Professional fees	31,490
Trustees’ fees and expenses	486
Other	10,681

Total expenses	942,617
Expense reductions (Note 4)	(7)
Expenses waived/paid by affiliates (Note 3e and 3f)	(337,632)

Net expenses	604,978

Net investment income	1,719,493

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	73,004
Non-controlled affiliates (Note 3e)	13,261
Futures contracts	(1,446,957)
Swap contracts	(4,319,595)

Net realized gain (loss)	(5,680,287)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(296,412)
Non-controlled affiliates (Note 3e)	1,225,442
Swap contracts	(14,315)

Net change in unrealized appreciation (depreciation)	914,715

Net realized and unrealized gain (loss)	(4,765,572)

Net increase (decrease) in net assets resulting from operations	$(3,046,079)

*Foreign taxes withheld on dividends	$ 1,439

FVA-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,719,493	$ 2,538,797
Net realized gain (loss)	(5,680,287)	791,929
Net change in unrealized appreciation (depreciation)	914,715	20,274,940

Net increase (decrease) in net assets resulting from operations	(3,046,079)	23,605,666

Distributions to shareholders from:
Net investment income:
Class 2	(134)	—
Class 5	(923,085)	—

Total distributions to shareholders	(923,219)	—

Capital share transactions: (Note 2)
Class 5	4,657,849	40,058,190

Total capital share transactions	4,657,849	40,058,190

Net increase (decrease) in net assets	688,551	63,663,856
Net assets:
Beginning of period	188,275,800	124,611,944

End of period	$188,964,351	$188,275,800

Undistributed net investment income included in net assets:
End of period	$ 1,574,437	$ 778,163

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin VolSmart Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The Fund invests in affiliated funds managed by Franklin Templeton (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2018, 98.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities and exchange traded funds (ETFs) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market

FVA-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

Semiannual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2018, the Fund had OTC derivatives in a net liability position for such contracts of $17,479.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk and/or certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to

FVA-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds and ETFs. Since the Underlying Funds and ETFs have varied expense levels and the Fund may own different proportions of the Underlying Funds and ETFs at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2018 and the year ended December 31, 2017, there were no transactions of the Fund’s Class 2 shares. Transactions in the Fund’s Class 5 shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 5 Shares:
Shares sold	1,474,850	$16,912,573	6,311,063	$67,303,086
Shares issued in reinvestment of distributions	79,783	923,085	—	—
Shares redeemed	(1,143,818)	(13,177,809)	(2,514,276)	(27,244,896)

Net increase (decrease)	410,815	$4,657,849	3,796,787	$40,058,190

Semiannual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers, directors and/or trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
K2/D&S Management Co., LLC (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, K2 Advisors, an affiliate of Advisers, provides subadvisory services to Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective January 1, 2018, the subadvisory agreement was terminated for Franklin Advisory Services, LLC.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by Advisers or affiliates of Advisers. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the Underlying Funds, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Underlying Funds.

FVA-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

Investments in Underlying Funds for the period ended June 30, 2018, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Franklin DynaTech Fund, Class R6	272,141	—	(2,439)	269,702	$20,880,350	$ —	$20,000	$2,607,777
Franklin Income Fund, Class R6	7,571,482	206,295	(67,391)	7,710,386	17,656,784	474,889	(6,739)	(525,062)
Franklin Low Duration Total Return Fund, Class R6	2,325,396	37,903	—	2,363,299	22,923,993	369,185	—	(280,582)
Franklin Strategic Income Fund, Class R6	1,907,939	40,276	—	1,948,215	18,605,454	388,948	—	(576,691)
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	6,861,620	15,471,478	(17,788,125)	4,544,973	4,544,973	29,525	—	—

Total Affiliated Securities					$84,611,554	$1,262,547	$13,261	$1,225,442

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.65%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$164,571
Long Term	455,583

Total capital loss carryforwards	$620,154

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$163,014,107

Unrealized appreciation	$29,112,153
Unrealized depreciation	(3,071,188)

Net unrealized appreciation (depreciation)	$26,040,965

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of swaps.

Semiannual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $3,294,413 and $2,510,184, respectively.

7. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on OTC swap contracts	$ —	Unrealized depreciation on OTC swap contracts	$17,479

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Equity contracts	Futures contracts	$(1,446,957)	`	Futures contracts	$ —
	Swap contracts	(4,319,595)		Swap contracts	(14,315)

Totals		$(5,766,552)			$(14,315)

For the period ended June 30, 2018, the average month end notional amount of futures contracts and swap contracts represented $6,846,776 and $29,814,286, respectively.

See Note 1(c) regarding derivative financial instruments.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

FVA-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a] Equity Investments	$96,419,344	$—	$—	$96,419,344
Investments in Underlying Funds and Exchange Traded Funds	88,108,234	—	—	88,108,234
Short Term Investments	4,544,973	—	—	4,544,973

Total Investments in Securities	$189,072,551	$—	$—	$189,072,551

Liabilities:
Other Financial Instruments: Swap Contracts	$—	$17,479	$—	$17,479

[a]For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty	Selected Portfolio
BZWS Barclays Bank PLC	ADR	American Depositary Receipt
	EAFE	Europe, Australia & Far East
	VIX	Market Volatility Index

Semiannual Report	FVA-23

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Templeton Developing Markets VIP Fund

This semiannual report for Templeton Developing Markets VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -7.81% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index had a -6.51% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index had a -6.31% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economies in general continued to grow faster than developed market economies during the six months under review. China’s economy grew slightly slower in 2018’s first half compared to the second half of 2017, amid faster growth in consumer spending and slower growth in industrial production, the service industry and fixed-asset investment.

Geographic Composition

Based on Total Net Assets as of 6/30/18

India’s annualized growth rate in 2018’s first quarter was the highest it has been since 2016’s second quarter, driven by growth in investment, manufacturing and construction. Russia’s economy grew in 2018’s first quarter compared to the prior-year period, driven by higher oil prices and growth in financials and insurance, real estate and public administration, though US sanctions and a decline in construction weighed on the economy. Brazil’s economy grew in 2018’s first quarter compared to the prior-year period, though fixed-asset investment growth slowed and government spending contracted. South Africa’s economy contracted in the first quarter of 2018 and grew at its slowest annualized rate since 2016’s second quarter, with slowing growth in manufacturing and a decline in mining being the main factors. South Korea’s economy grew in 2018’s first quarter compared to the prior-year period, as did Poland’s and Mexico’s economies.

Monetary policies varied among emerging market central banks. Brazil’s, Russia’s and South Africa’s central banks cut their benchmark interest rates during the six-month period, while some, including those of India, Turkey and the Czech Republic, raised their benchmark rates. Mexico’s central bank raised its benchmark rate twice during the period to ameliorate risk factors for inflation amid uncertainty around the renegotiations of the North American Free Trade Agreement and the country’s presidential election in July. China’s, South Korea’s and Taiwan’s central banks left their benchmark interest rates unchanged during the period.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TD-2	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

Emerging market stocks declined during the six months under review due to investor concerns over rising US interest rates, a strengthening US dollar and rising global trade tensions, particularly between the US and China. Emerging market European stocks were pressured by political instability in Italy, and Asian stocks were hurt by increased tensions in the Korean peninsula, although tensions eased later in the period. However, continued solid earnings performance by many emerging market companies, MSCI’s addition of Chinese A-share companies to the MSCI EM Index and MSCI’s decision to add Saudi Arabia to the same index in 2019—which could boost investment across the Middle East—offered some encouragement to investors. In this environment, emerging market stocks, as measured by the MSCI EM Index, had a -6.51% total return for the six months ended June 30, 2018.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Fila Korea, Uni-President China Holdings and China Petroleum & Chemical (Sinopec).

Fila Korea is one of South Korea’s leading sportswear companies. It also licenses the FILA brand around the world and owns a stake in US golf product manufacturer Acushnet. Shares of Fila Korea advanced as the company’s efforts to revitalize its domestic business and expand in China helped improve quarterly earnings. Steady financial results from Acushnet also buoyed the stock.

Uni-President China is a leading beverage and instant noodle manufacturer in its home market. It is a unit of Uni-President Enterprises, a food and beverage conglomerate in Taiwan. Shares of Uni-President China rose amid stronger full-year 2017 earnings as the company took steps to raise its profitability. As part of its strategy, it phased out underperforming products and increased its focus on higher margin brands.

Top 10 Countries

6/30/18

% of Total Net Assets
China	22.8%
South Korea	17.2%
Taiwan	10.6%
South Africa	8.8%
Russia	8.0%
India	6.3%
Brazil	4.3%
Thailand	3.9%
U.K.	3.0%
Indonesia	2.9%

Sinopec is one of China’s largest integrated energy and chemical companies. It is engaged in oil and gas exploration and production. It also manufactures and markets petrochemicals and other chemical products. Sinopec shares benefited from soaring oil prices, with Brent crude oil touching US$80 per barrel during the period under review. The company also reported robust quarterly earnings.

In contrast, key detractors from the Fund’s absolute performance included Brilliance China Automotive Holdings, Samsung Electronics and Naspers.

Brilliance China Automotive manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture with German luxury car maker BMW. Brilliance China’s share price weakened as its full-year 2017 profit growth missed market expectations. China’s plans to remove foreign ownership limits and reduce import tariffs in the auto industry also weighed on the stock. Overall, however, rising wealth in China continued to underpin sales of premium cars in the country, and Brilliance China unveiled plans for new launches to meet consumer demand.

Samsung Electronics is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode (OLED) displays. Shares of the export-focused company were caught in the crosshairs of mounting global trade tensions. Concerns that Samsung could reduce its production of OLED smartphone panels amid weak demand for Apple’s iPhone X also created selling pressure. The stock’s decline was capped as Samsung reported better-than-expected quarterly earnings, thanks to strength in its semiconductor business.

Semiannual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

Naspers is an internet and media group based in South Africa. It is a leading provider of pay-television services in sub-Saharan Africa. It also has sizable investments in some of the world’s leading technology companies, including China-based Tencent Holdings and Russia-based Mail.Ru Group. Shares of Naspers retreated as it trimmed its stake in Tencent to raise cash for e-commerce investments. Nevertheless, it retains a considerable stake in Tencent and its results for fiscal-year 2018 (ended March 31) were significantly lifted by the Chinese company’s strong performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-US currency exposure.

During the past six months, we increased the Fund’s holdings mainly in Mexico as interesting investment opportunities emerged. Key purchases included additional investments in Banco Santander Mexico, one of Mexico’s leading banks, as well as in Naver, a South Korea-based online search and mobile messenger company with users across Asia.

Meanwhile, we conducted some sales in favor of stocks that we considered more attractive within our investment universe. We reduced the Fund’s holdings mainly in China, South Korea and Hong Kong. From a sector perspective, we sold positions in information technology (IT), consumer discretionary and consumer staples.2 Key sales included reducing holdings in South Korea-based memory chip maker SK Hynix, Hong Kong-listed gaming company MGM China Holdings, and the aforementioned Tencent Holdings.

Thank you for your participation in Templeton Developing

Markets VIP Fund. We look forward to serving your future investment needs.

Top 10 Holdings

6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Naspers Ltd. Media, South Africa	7.9%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.8%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.5%
Brilliance China Automotive Holdings Ltd. Automobiles, China	5.1%
Alibaba Group Holding Ltd. Internet Software & Services, China	4.9%
Tencent Holdings Ltd. Internet Software & Services, China	3.4%
Unilever PLC Personal Products, U.K.	3.0%
ICICI Bank Ltd. Banks, India	2.3%
LUKOIL PJSC Oil, Gas & Consumable Fuels, Russia	2.1%
Sberbank of Russia PJSC Banks, Russia	1.8%

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. The IT sector comprises electronic equipment, instruments and components; internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; internet and direct marketing retail; media; and textiles, apparel and luxury goods in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.

TD-4	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$921.90	$7.39	$1,017.11	$7.75	1.55%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	TD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.31	$7.42	$6.37	$9.27	$10.26		$10.58

Income from investment operations[a]:

Net investment income[b]	0.05	0.08	0.05	0.06	0.15	[c]	0.13

Net realized and unrealized gains (losses)	(0.84)	2.92	1.08	(1.63)	(0.97)		(0.22)

Total from investment operations	(0.79)	3.00	1.13	(1.57)	(0.82)		(0.09)

Less distributions from:

Net investment income	(0.11)	(0.11)	(0.08)	(0.20)	(0.17)		(0.23)

Net realized gains	—	—	—	(1.13)	—		—

Total distributions	(0.11)	(0.11)	(0.08)	(1.33)	(0.17)		(0.23)

Redemption fees	—	—	—	—	—	[d]	—[d]

Net asset value, end of period	$9.41	$10.31	$7.42	$6.37	$9.27		$10.26

Total return[e]	(7.69)%	40.65%	17.79%	(19.42)%	(8.09)%		(0.73)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.30%	1.36%	1.38%	1.33%	1.36%		1.35%

Expenses net of waiver and payments by affiliates	1.30% [g]	1.35% [h]	1.36%	1.32%	1.36%	[g]	1.35%

Net investment income	0.95%	0.86%	0.79%	0.74%	1.51%	[c]	1.25%

Supplemental data

Net assets, end of period (000’s)	$87,782	$105,493	$82,596	$77,000	$114,487		$145,707

Portfolio turnover rate	1.78%	10.76%	26.78%	71.69%	82.87%		44.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.23	$7.36	$6.32	$9.20	$10.19		$10.50

Income from investment operations[a]:

Net investment income[b]	0.04	0.05	0.04	0.04	0.12	[c]	0.10

Net realized and unrealized gains (losses)	(0.84)	2.91	1.06	(1.61)	(0.96)		(0.21)

Total from investment operations	(0.80)	2.96	1.10	(1.57)	(0.84)		(0.11)

Less distributions from:

Net investment income	(0.08)	(0.09)	(0.06)	(0.18)	(0.15)		(0.20)

Net realized gains	—	—	—	(1.13)	—		—

Total distributions	(0.08)	(0.09)	(0.06)	(1.31)	(0.15)		(0.20)

Redemption fees	—	—	—	—	—	[d]	—[d]

Net asset value, end of period	$9.35	$10.23	$7.36	$6.32	$9.20		$10.19

Total return[e]	(7.81)%	40.41%	17.44%	(19.60)%	(8.39)%		(0.92)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.55%	1.61%	1.63%	1.58%	1.61%		1.60%

Expenses net of waiver and payments by affiliates	1.55% [g]	1.60% [h]	1.61%	1.57%	1.61%	[g]	1.60%

Net investment income	0.70%	0.61%	0.54%	0.49%	1.26%	[c]	1.00%

Supplemental data

Net assets, end of period (000’s)	$220,393	$270,433	$205,151	$192,120	$250,813		$274,683

Portfolio turnover rate	1.78%	10.76%	26.78%	71.69%	82.87%		44.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.28	$7.39	$6.34	$9.22	$10.20		$10.50

Income from investment operations[a]:

Net investment income[b]	0.03	0.05	0.03	0.03	0.12	[c]	0.10

Net realized and unrealized gains (losses)	(0.84)	2.92	1.06	(1.62)	(0.97)		(0.21)

Total from investment operations	(0.81)	2.97	1.09	(1.59)	(0.85)		(0.11)

Less distributions from:

Net investment income	(0.07)	(0.08)	(0.04)	(0.16)	(0.13)		(0.19)

Net realized gains	—	—	—	(1.13)	—		—

Total distributions	(0.07)	(0.08)	(0.04)	(1.29)	(0.13)		(0.19)

Redemption fees	—	—	—	—	—	[d]	—[d]

Net asset value, end of period	$9.40	$10.28	$7.39	$6.34	$9.22		$10.20

Total return[e]	(7.87)%	40.30%	17.32%	(19.70)%	(8.48)%		(1.07)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.65%	1.71%	1.73%	1.68%	1.71%		1.70%

Expenses net of waiver and payments by affiliates	1.65% [g]	1.70% [h]	1.71%	1.67%	1.71%	[g]	1.70%

Net investment income	0.60%	0.51%	0.44%	0.39%	1.16%	[c]	0.90%

Supplemental data

Net assets, end of period (000’s)	$6,154	$7,199	$6,377	$7,109	$11,106		$15,225

Portfolio turnover rate	1.78%	10.76%	26.78%	71.69%	82.87%		44.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Developing Markets VIP Fund

	Industry	Shares	Value
Common Stocks 95.1%
Belgium 0.4%
Anheuser-Busch InBev SA/NV	Beverages	12,444	$ 1,257,619

Brazil 1.1%
[a] B2W Cia Digital	Internet & Direct Marketing Retail	148,600	1,031,558
B3 SA - Brasil Bolsa Balcao	Capital Markets	55,400	292,365
M. Dias Branco SA	Food Products	136,200	1,314,533
Mahle-Metal Leve SA	Auto Components	136,600	917,235

			3,555,691

Cambodia 1.4%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	4,780,800	4,344,492

China 22.8%
[a] Alibaba Group Holding Ltd., ADR	Internet Software & Services	82,310	15,270,974
BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	1,611,735
[a] Baidu Inc., ADR	Internet Software & Services	9,411	2,286,873
Brilliance China Automotive Holdings Ltd.	Automobiles	8,909,300	16,078,879
China Mobile Ltd.	Wireless Telecommunication Services	490,500	4,357,333
China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	4,030,000	3,600,576
CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,000,500	3,452,281
COSCO Shipping Ports Ltd.	Transportation Infrastructure	1,091,638	909,924
Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	870,151
[a] Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	441,500	602,206
NetEase Inc., ADR	Internet Software & Services	8,147	2,058,503
Ping An Bank Co. Ltd., A	Banks	1,636,500	2,246,758
Ping An Insurance Group Co. of China Ltd., A	Insurance	446,198	3,947,110
Poly Culture Group Corp. Ltd., H	Media	229,200	365,152
Tencent Holdings Ltd.	Internet Software & Services	213,900	10,735,825
Uni-President China Holdings Ltd.	Food Products	2,099,700	2,697,533
Weifu High-Technology Co. Ltd., B	Auto Components	334,339	727,820

			71,819,633

Czech Republic 0.4%
Moneta Money Bank AS	Banks	390,403	1,339,889

Hong Kong 1.7%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	149,333	1,312,637
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	603,200	1,399,206
Sands China Ltd.	Hotels, Restaurants & Leisure	469,600	2,510,782

			5,222,625

Hungary 1.0%
Richter Gedeon Nyrt	Pharmaceuticals	177,170	3,238,997

India 6.3%
Bajaj Holdings & Investment Ltd.	Diversified Financial Services	35,390	1,490,040
Biocon Ltd.	Biotechnology	332,552	3,009,533
Coal India Ltd.	Oil, Gas & Consumable Fuels	245,918	949,583
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	292,323	2,489,613
ICICI Bank Ltd.	Banks	1,806,409	7,266,799
Infosys Ltd.	IT Services	119,268	2,277,346
Tata Chemicals Ltd.	Chemicals	131,000	1,335,354
[a] Tata Motors Ltd., A	Automobiles	401,271	929,910

			19,748,178

Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
Indonesia 2.9%
Astra International Tbk PT	Automobiles	10,115,100	$ 4,658,734
Bank Danamon Indonesia Tbk PT	Banks	5,707,000	2,538,878
Perusahaan Gas Negara (Persero) Tbk PT	Gas Utilities	4,738,900	659,742
Semen Indonesia (Persero) Tbk PT	Construction Materials	2,764,700	1,374,633

			9,231,987

Kenya 0.3%
Equity Group Holdings Ltd.	Banks	2,127,994	975,419

Mexico 2.0%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, ADR	Banks	770,019	5,151,427
Nemak SAB de CV	Auto Components	1,426,300	980,556

			6,131,983

Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	170,327	53,807

Pakistan 0.6%
Habib Bank Ltd.	Banks	1,460,000	1,996,879

Peru 1.3%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	299,680	4,084,638

Philippines 0.2%
BDO Unibank Inc.	Banks	327,469	770,140

Russia 8.0%
Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	666,900	2,935,027
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	95,300	6,516,614
[a,b] Mail.Ru Group Ltd., GDR, Reg S	Internet Software & Services	127,199	3,688,771
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	63,900	1,147,005
Sberbank of Russia PJSC, ADR	Banks	402,166	5,805,266
[a] Yandex NV, A	Internet Software & Services	136,818	4,911,766

			25,004,449

Singapore 0.2%
DBS Group Holdings Ltd.	Banks	25,706	502,064

South Africa 8.8%
Massmart Holdings Ltd.	Food & Staples Retailing	293,714	2,391,047
MTN Group Ltd.	Wireless Telecommunication Services	80,702	635,078
Naspers Ltd., N	Media	97,448	24,768,350

			27,794,475

South Korea 17.2%
Daelim Industrial Co. Ltd.	Construction & Engineering	32,958	2,260,433
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	147,630	4,453,783
Hankook Tire Co. Ltd.	Auto Components	21,600	815,277
Hankook Tire Worldwide Co. Ltd.	Diversified Financial Services	37,500	588,354
Hanon Systems	Auto Components	198,341	1,884,897
HDC Holdings Co. Ltd.	Construction & Engineering	30,176	773,744
[a] HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	49,151	2,375,147
Hite Jinro Co. Ltd.	Beverages	64,320	1,133,125
Interpark Holdings Corp.	Internet & Direct Marketing Retail	142,053	359,781
KT Skylife Co. Ltd.	Media	176,060	2,162,473
LG Corp.	Industrial Conglomerates	19,524	1,262,041
Naver Corp.	Internet Software & Services	6,587	4,505,900
POSCO	Metals & Mining	13,592	4,009,116

TD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
South Korea (continued)
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	588,200	$ 24,600,619
SK Hynix Inc	Semiconductors & Semiconductor Equipment	37,980	2,918,133

			54,102,823

Taiwan 10.6%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	341,000	3,817,248
FIT Hon Teng Ltd.	Electronic Equipment, Instruments
	& Components	1,759,800	796,234
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments
	& Components	1,906,500	5,207,170
Largan Precision Co. Ltd.	Electronic Equipment, Instruments
	& Components	11,900	1,754,021
Pegatron Corp.	Technology Hardware, Storage & Peripherals	563,800	1,160,471
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,879,000	20,461,673

			33,196,817

Thailand 3.9%
Kasikornbank PCL, fgn	Banks	619,500	3,754,546
Kiatnakin Bank PCL, fgn	Banks	1,009,800	2,073,150
Land and Houses PCL, fgn	Real Estate Management & Development	4,853,900	1,662,093
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	241,600	1,028,630
Siam Commercial Bank PCL, fgn	Banks	306,400	1,100,255
Thai Beverage PCL, fgn	Beverages	4,816,500	2,545,326

			12,164,000

United Kingdom 3.0%
Unilever PLC	Personal Products	167,932	9,296,640

United States 1.0%
[a] IMAX Corp	Media	135,942	3,011,115

Total Common Stocks (Cost $216,603,137)			298,844,360

[c] Participatory Notes (Cost $1,403,975) 0.5%
Saudi Arabia 0.5%
HSBC Bank PLC, Saudi Basic Industries Corp., 1/19/21	Chemicals	51,820	1,743,753

Preferred Stocks 3.2%
Brazil 3.2%
[d] Banco Bradesco SA, 5.48%, ADR, pfd	Banks	690,596	4,737,489
[d] Itau Unibanco Holding SA, 8.866%, ADR, pfd	Banks	517,962	5,376,445

Total Preferred Stocks (Cost $5,860,355)			10,113,934

Total Investments before Short Term Investments (Cost $223,867,467)			310,702,047

Short Term Investments (Cost $1,862,370) 0.6%
Money Market Funds 0.6%
United States 0.6%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.51%		1,862,370	1,862,370

Total Investments (Cost $225,729,837) 99.4%			312,564,417
Other Assets, less Liabilities 0.6%			1,763,651

Net Assets 100.0%			$314,328,068

Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

See Abbreviations on page TD-22.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the value of this security was $3,688,771, representing 1.2% of net assets.

cSee Note 1(c) regarding Participatory Notes.

dVariable rate security. The rate shown represents the yield at period end.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

TD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$223,867,467
Cost - Non-controlled affiliates (Note 3e)	1,862,370

Value - Unaffiliated issuers	$310,702,047
Value - Non-controlled affiliates (Note 3e)	1,862,370
Foreign currency, at value (cost $11,190)	11,190
Receivables:
Investment securities sold	1,171,090
Capital shares sold	201,329
Dividends	1,496,452
Foreign tax refund	22,404
Other assets	260

Total assets	315,467,142

Liabilities:
Payables:
Capital shares redeemed	359,983
Management fees	279,336
Distribution fees	101,265
Reports to shareholders	74,072
Deferred tax	249,187
Accrued expenses and other liabilities.	75,231

Total liabilities	1,139,074

Net assets, at value	$314,328,068

Net assets consist of:
Paid-in capital	$240,937,924
Distributions in excess of net investment income	(20,426)
Net unrealized appreciation (depreciation)	86,556,822
Accumulated net realized gain (loss)	(13,146,252)

Net assets, at value	$314,328,068

Class 1:
Net assets, at value	$ 87,781,537

Shares outstanding	9,325,509

Net asset value and maximum offering price per share	$9.41

Class 2:
Net assets, at value	$220,392,764

Shares outstanding	23,580,188

Net asset value and maximum offering price per share	$9.35

Class 4:
Net assets, at value	$ 6,153,767

Shares outstanding	654,694

Net asset value and maximum offering price per share	$9.40

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 4,054,911
Non-controlled affiliates (Note 3e)	8,814

Total investment income	4,063,725

Expenses:
Management fees (Note 3a)	2,146,662
Distribution fees: (Note 3c)
Class 2	318,312
Class 4	11,951
Custodian fees (Note 4)	64,288
Reports to shareholders	78,967
Professional fees	39,502
Trustees’ fees and expenses	875
Other	14,361

Total expenses	2,674,918
Expenses waived/paid by affiliates (Note 3e)	(2,904)

Net expenses	2,672,014

Net investment income	1,391,711

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	14,951,646
Foreign currency transactions	(50,073)

Net realized gain (loss)	14,901,573

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(44,021,324)
Translation of other assets and liabilities denominated in foreign currencies	(15,117)
Change in deferred taxes on unrealized appreciation	412,851

Net change in unrealized appreciation (depreciation)	(43,623,590)

Net realized and unrealized gain (loss)	(28,722,017)

Net increase (decrease) in net assets resulting from operations	$(27,330,306)

*Foreign taxes withheld on dividends	$ 635,816

TD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$1,391,711	$ 2,374,437
Net realized gain (loss)	14,901,573	15,871,903
Net change in unrealized appreciation (depreciation)	(43,623,590)	97,762,101

Net increase (decrease) in net assets resulting from operations	(27,330,306)	116,008,441

Distributions to shareholders from:
Net investment income:
Class 1	(1,013,838)	(1,158,124)
Class 2	(1,947,210)	(2,409,152)
Class 4	(46,243)	(56,318)

Total distributions to shareholders	(3,007,291)	(3,623,594)

Capital share transactions: (Note 2)
Class 1	(9,191,054)	(8,439,257)
Class 2	(28,786,843)	(13,542,309)
Class 4	(481,542)	(1,401,998)

Total capital share transactions	(38,459,439)	(23,383,564)

Net increase (decrease) in net assets	(68,797,036)	89,001,283
Net assets:
Beginning of period	383,125,104	294,123,821

End of period	$314,328,068	$383,125,104

Undistributed net investment income included in net assets:
End of period	$ —	$ 1,595,154

Distributions in excess of net investment income included in net assets:
End of period	$ (20,426)	$ —

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

TD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in certain foreign markets without registering with the market regulator. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	388,890	$4,044,488	1,136,991	$10,043,847
Shares issued in reinvestment of distributions	105,170	1,013,838	132,055	1,158,124
Shares redeemed	(1,396,049)	(14,249,380)	(2,176,842)	(19,641,228)

Net increase (decrease)	(901,989)	$(9,191,054)	(907,796)	$(8,439,257)

Class 2 Shares:
Shares sold	2,492,278	$25,493,243	6,636,331	$58,458,562
Shares issued in reinvestment of distributions	203,470	1,947,210	276,596	2,409,152
Shares redeemed	(5,557,181)	(56,227,296)	(8,351,598)	(74,410,023)

Net increase (decrease)	(2,861,433)	$(28,786,843)	(1,438,671)	$(13,542,309)

TD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	37,504	$374,300	85,028	$793,112
Shares issued in reinvestment of distributions	4,802	46,243	6,437	56,318
Shares redeemed	(87,994)	(902,085)	(253,881)	(2,251,428)

Net increase (decrease)	(45,688)	$(481,542)	(162,416)	$(1,401,998)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2018, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

Prior to May 1, 2018, the Fund paid fees to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 1.186% of the Fund’s average daily net assets.

Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4 respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	1,128,203	21,905,607	(21,171,440)	1,862,370	$1,862,370	$8,814	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short Term	$17,661,798
Long Term	7,528,497

Total capital loss carryforwards	$25,190,295

TD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$230,611,976

Unrealized appreciation	$99,880,240
Unrealized depreciation	(17,927,799)

Net unrealized appreciation (depreciation)	$81,952,441

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $6,428,581 and $49,027,914, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy, possibly forcing the economy into a recession. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At June 30, 2018, the Fund had 8.0% of its net assets invested in Russia.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

Semiannual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$308,958,294	$—	$—	$308,958,294
Participatory Notes	—	1,743,753	—	1,743,753
Short Term Investments	1,862,370	—	—	1,862,370

Total Investments in Securities	$310,820,664	$1,743,753	$—	$312,564,417

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

HDC	Housing Development Corp.

TD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0330	$0.1410
Class 2	$0.0330	$0.1150
Class 4	$0.0330	$0.1042

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	TD-23

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Templeton Foreign VIP Fund

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -3.89% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the US, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, had a -3.44% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI ACWI.2 During the period, global markets were aided by price gains in oil and other commodities, encouraging corporate earnings reports and

Geographic Composition

Based on Total Net Assets as of 6/30/18

investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.3 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in December 2017, as reported at the beginning of the period, to

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

3. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON FOREIGN VIP FUND

2.9% at period-end.3 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.2

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Top 10 Holdings
6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.6%
BP PLC Oil, Gas & Consumable Fuels, U.K.	3.3%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	3.0%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.5%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.4%
Standard Chartered PLC Banks, U.K.	2.3%
Baidu Inc. Internet Software & Services, China	2.2%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	2.2%
Roche Holding AG Pharmaceuticals, Switzerland	2.1%
BNP Paribas SA Banks, France	2.0%

Manager’s Discussion

During the six months under review, an overweighted allocation and stock selection in the health care sector, especially in pharmaceuticals, contributed significantly to the Fund’s performance relative to its benchmark, the MSCI ACWI ex USA Index.4 Notably, our positions in pharmaceutical firms Teva Pharmaceutical Industries (Israel) and Astellas Pharma (Japan), as well as in life sciences tools and services companies MorphoSys5 (Germany) and QIAGEN (the Netherlands), helped the Fund’s performance. Teva’s shares rose following a major vote of confidence from Warren Buffett’s Berkshire Hathaway (not a Fund holding), which initiated a stake in Teva during 2018’s first quarter. The stock found additional support from better-than-expected first quarter results and an upwardly revised full-year guidance. Further boosting its share price was the company’s price reduction of its flagship multiple sclerosis drug Copaxone® in an effort to compete with emerging generic-drug competitors.

An overweighted allocation and stock selection in the energy sector, especially in oil, gas and consumable fuels, supported

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

5. Not part of the index.

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TEMPLETON FOREIGN VIP FUND

relative performance.6 Notably, our positions in oil and gas companies BP (UK), Royal Dutch Shell (UK) and Eni (Italy) aided the Fund’s performance. Shares of BP were supported by rising crude oil prices and solid quarterly results released in May. BP’s results reflected strong cost control and very strong operational and project delivery performance, resulting in increased oil and gas production and further improvements to its balance sheet. BP also stated the company’s board will discuss a dividend hike later in 2018.

Stock selection in the consumer staples sector, especially in beverages, also supported relative performance.7

Other key individual contributors included media firm SES (Luxembourg), chemicals company Johnson Matthey (UK) and internet services company Baidu (China).

In contrast, stock selection in the financials sector detracted from relative results, especially banks, notably our positions in South Korean banks KB Financial Group5 and Hana Financial Group and UK bank Standard Chartered (UK).8 Shares of KB Financial and Hana Financial declined amid general concerns about regulatory and geopolitical risks in South Korea.

Our positioning in the information technology (IT) sector, especially an overweighting in technology hardware, storage and peripherals, hampered relative results.9 Our investments in multinational electronics company Samsung Electronics (South Korea), online game publisher NetEase (China) and computer manufacturer Quanta Computer (Taiwan) weighed on relative performance. NetEase’s shares declined due to weaker-than-expected fourth-quarter 2017 results and mixed first-quarter 2018 results.

Stock selection in the materials sector also weighed on relative performance, particularly our investments in cement company Taiheiyo Cement (Japan) and metals and mining company Sumitomo Metal Mining (Japan).10

Key individual detractors included professional services firm Capita (UK),11 auto component company Hyundai Mobis (South Korea)11 and health care equipment and supplies firm Getinge (Sweden).

From a geographic perspective, an overweighted allocation and stock selection in Israel contributed to the Fund’s relative performance. Stock selection and an overweighting in Europe, mainly our positioning in Germany and Italy, also aided relative results. In contrast, stock selection in Asia detracted from relative performance, especially holdings in South Korea, Japan, Hong Kong and Taiwan. An overweighting in North America, particularly in Canada, weighed on relative results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-US currency exposure.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

7. The consumer staples sector comprises beverages, food and staples retailing and food products in the SOI.

8. The financials sector comprises banks, capital markets and insurance in the SOI.

9. The IT sector comprises electronic equipment, instruments and components; internet software and services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

10. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

11. Not held at period-end.

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TEMPLETON FOREIGN VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$961.10	$5.15	$1,019.54	$5.31	1.06%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.80	$13.89	$13.46	$15.34	$17.56		$14.63

Income from investment operations[a]:

Net investment income[b]	0.20	0.30	0.33	0.31	0.53	[c]	0.34

Net realized and unrealized gains (losses)	(0.79)	2.03	0.62	(1.16)	(2.39)		3.00

Total from investment operations	(0.59)	2.33	0.95	(0.85)	(1.86)		3.34

Less distributions from:

Net investment income	(0.44)	(0.42)	(0.29)	(0.53)	(0.36)		(0.41)

Net realized gains	—	—	(0.23)	(0.50)	—		—

Total distributions	(0.44)	(0.42)	(0.52)	(1.03)	(0.36)		(0.41)

Redemption fees	—	—	—	—	—	[d]	—[d]

Net asset value, end of period	$14.77	$15.80	$13.89	$13.46	$15.34		$17.56

Total return[e]	(3.81)%	17.02%	7.49%	(6.31)%	(10.89)%		23.27%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.82%	0.82%	0.80%	0.78%	0.77%		0.78%

Expenses net of waiver and payments by affiliates	0.81%	0.81% [g]	0.78%	0.78% [h]	0.77%	[h]	0.78%

Net investment income	2.60%	1.99%	2.38%	2.05%	3.11%	[c]	2.16%

Supplemental data

Net assets, end of period (000’s)	$137,696	$152,684	$133,218	$214,172	$248,355		$298,468

Portfolio turnover rate	11.87%	26.81%	20.93%	15.15%	25.71%		23.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.47	$13.61	$13.20	$15.05	$17.24		$14.37

Income from investment operations[a]:

Net investment income[b]	0.18	0.26	0.28	0.27	0.48	[c]	0.30

Net realized and unrealized gains (losses)	(0.77)	1.98	0.62	(1.13)	(2.35)		2.94

Total from investment operations	(0.59)	2.24	0.90	(0.86)	(1.87)		3.24

Less distributions from:

Net investment income	(0.40)	(0.38)	(0.26)	(0.49)	(0.32)		(0.37)

Net realized gains	—	—	(0.23)	(0.50)	—		—

Total distributions	(0.40)	(0.38)	(0.49)	(0.99)	(0.32)		(0.37)

Redemption fees	—	—	—	—	—	[d]	—[d]

Net asset value, end of period	$14.48	$15.47	$13.61	$13.20	$15.05		$17.24

Total return[e]	(3.89)%	16.69%	7.18%	(6.49)%	(11.13)%		22.97%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.07%	1.07%	1.05%	1.03%	1.02%		1.03%

Expenses net of waiver and payments by affiliates	1.06%	1.06% [g]	1.03%	1.03% [h]	1.02%	[h]	1.03%

Net investment income	2.35%	1.74%	2.13%	1.80%	2.86%	[c]	1.91%

Supplemental data

Net assets, end of period (000’s)	$1,245,991	$1,394,475	$1,436,518	$1,456,854	$1,645,571		$1,873,586

Portfolio turnover rate	11.87%	26.81%	20.93%	15.15%	25.71%		23.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014		2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.71	$13.71	$13.29	$15.16	$17.37		$14.48

Income from investment operations[a]:

Net investment income[b]	0.17	0.23	0.26	0.25	0.46	[c]	0.28

Net realized and unrealized gains (losses)	(0.78)	2.03	0.63	(1.14)	(2.36)		2.97

Total from investment operations	(0.61)	2.26	0.89	(0.89)	(1.90)		3.25

Less distributions from:

Net investment income	(0.36)	(0.26)	(0.24)	(0.48)	(0.31)		(0.36)

Net realized gains	—	—	(0.23)	(0.50)	—		—

Total distributions	(0.36)	(0.26)	(0.47)	(0.98)	(0.31)		(0.36)

Redemption fees	—	—	—	—	—	[d]	—[d]

Net asset value, end of period	$14.74	$15.71	$13.71	$13.29	$15.16		$17.37

Total return[e]	(3.94)%	16.62%	7.09%	(6.65)%	(11.22)%		22.86%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.17%	1.17%	1.15%	1.13%	1.12%		1.13%

Expenses net of waiver and payments by affiliates	1.16%	1.16% [g]	1.13%	1.13% [h]	1.12%	[h]	1.13%

Net investment income	2.25%	1.64%	2.03%	1.70%	2.76%	[c]	1.81%

Supplemental data

Net assets, end of period (000’s)	$149,188	$159,944	$484,763	$472,189	$503,143		$513,098

Portfolio turnover rate	11.87%	26.81%	20.93%	15.15%	25.71%		23.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Foreign VIP Fund

	Country	Shares	Value
Common Stocks 98.1%
Aerospace & Defense 2.6%
BAE Systems PLC	United Kingdom	1,854,352	$15,839,208
[a] Cobham PLC	United Kingdom	5,307,199	9,016,675
Rolls-Royce Holdings PLC	United Kingdom	1,153,600	15,054,675

			39,910,558

Auto Components 1.3%
Cie Generale des Etablissements Michelin SCA	France	67,168	8,185,019
Sumitomo Rubber Industries Ltd.	Japan	712,200	11,323,655

			19,508,674

Automobiles 0.5%
Hero Motocorp Ltd.	India	154,059	7,816,593

Banks 14.2%
Bangkok Bank PCL, fgn	Thailand	3,144,600	18,915,245
Bank of Ireland Group PLC	Ireland	2,346,131	18,324,268
Barclays PLC	United Kingdom	8,453,430	21,099,202
BNP Paribas SA	France	497,898	30,941,641
Hana Financial Group Inc.	South Korea	494,927	19,013,468
HSBC Holdings PLC	United Kingdom	3,012,800	28,261,619
ING Groep NV	Netherlands	1,052,890	15,165,216
Kasikornbank PCL, fgn	Thailand	249,500	1,512,121
Kasikornbank PCL, NVDR	Thailand	1,610,500	9,467,788
KB Financial Group Inc., ADR	South Korea	437,706	20,344,575
Standard Chartered PLC	United Kingdom	3,816,307	34,905,757

			217,950,900

Beverages 2.2%
Kirin Holdings Co. Ltd.	Japan	709,500	18,991,359
Suntory Beverage & Food Ltd.	Japan	363,800	15,545,183

			34,536,542

Biotechnology 1.2%
Shire PLC	United Kingdom	318,110	17,917,096

Capital Markets 1.3%
UBS Group AG	Switzerland	1,326,231	20,521,496

Chemicals 1.5%
Johnson Matthey PLC	United Kingdom	494,842	23,649,742

Construction & Engineering 1.2%
Sinopec Engineering Group Co. Ltd.	China	17,492,000	18,281,097

Construction Materials 1.6%
CRH PLC	Ireland	294,271	10,434,680
Taiheiyo Cement Corp.	Japan	452,700	14,906,649

			25,341,329

Diversified Telecommunication Services 3.7%
China Telecom Corp. Ltd., H	China	50,418,357	23,583,251
Singapore Telecommunications Ltd.	Singapore	8,548,100	19,324,121
Telefonica Deutschland Holding AG	Germany	3,443,999	13,584,336

			56,491,708

Electrical Equipment 0.7%
Vestas Wind Systems AS	Denmark	169,868	10,522,019

Electronic Equipment, Instruments & Components 0.4%
[a] Landis+Gyr Group AG	Switzerland	78,096	5,436,914

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.7%
[b] SBM Offshore NV.	Netherlands	683,691	$10,643,882

Food & Staples Retailing 0.8%
Seven & i Holdings Co. Ltd.	Japan	292,000	12,743,593

Food Products 0.6%
Ezaki Glico Co. Ltd.	Japan	177,800	8,545,065

Health Care Equipment & Supplies 0.8%
Getinge AB, B	Sweden	651,040	5,927,074
Shandong Weigao Group Medical Polymer Co. Ltd., H	China	9,924,000	7,019,864

			12,946,938

Health Care Providers & Services 1.8%
Shanghai Pharmaceuticals Holding Co. Ltd., H	China	5,083,800	14,027,985
Sinopharm Group Co. Ltd., H	China	3,443,200	13,845,560

			27,873,545

Household Durables 0.6%
Panasonic Corp.	Japan	634,900	8,566,088

Industrial Conglomerates 2.4%
CK Hutchison Holdings Ltd.	Hong Kong	2,021,500	21,436,111
Siemens AG	Germany	122,182	16,162,307

			37,598,418

Insurance 4.9%
Aegon NV	Netherlands	3,130,143	18,782,879
Aviva PLC	United Kingdom	1,743,972	11,607,570
AXA SA	France	722,428	17,737,685
China Life Insurance Co. Ltd., H	China	4,639,000	11,972,872
Chubb Ltd.	United States	113,369	14,400,130

			74,501,136

Internet Software & Services 3.0%
[a] Baidu Inc., ADR	China	138,230	33,589,890
NetEase Inc., ADR	China	48,100	12,153,427

			45,743,317

Life Sciences Tools & Services 2.3%
[a] MorphoSys AG	Germany	156,612	19,212,651
[a] QIAGEN NV	Netherlands	432,810	15,777,015

			34,989,666

Marine 0.4%
A.P. Moeller-Maersk AS, B	Denmark	5,208	6,491,114

Media 1.6%
SES SA, IDR	Luxembourg	1,315,990	24,123,954

Metals & Mining 5.2%
Alamos Gold Inc., A	Canada	3,063,752	17,432,749
Barrick Gold Corp.	Canada	843,220	11,071,479
Sumitomo Metal Mining Co. Ltd.	Japan	370,600	14,188,561
Wheaton Precious Metals Corp.	Canada	1,647,300	36,375,472

			79,068,261

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Multi-Utilities 2.6%
E.ON SE	Germany	1,516,092	$16,214,719
Orsted AS	Denmark	144,200	8,728,567
Veolia Environnement SA	France	671,188	14,374,066

			39,317,352

Oil, Gas & Consumable Fuels 12.1%
BP PLC	United Kingdom	6,554,082	50,053,717
Cenovus Energy Inc.	Canada	1,082,702	11,245,535
Eni SpA	Italy	1,507,144	28,008,425
Husky Energy Inc.	Canada	880,500	13,728,082
INPEX Corp.	Japan	938,800	9,748,865
Kunlun Energy Co. Ltd.	China	7,166,000	6,274,548
Royal Dutch Shell PLC, A	United Kingdom	16,803	583,376
Royal Dutch Shell PLC, B	United Kingdom	1,253,971	44,935,398
Total SA	France	332,436	20,278,448

			184,856,394

Pharmaceuticals 11.4%
Astellas Pharma Inc.	Japan	1,689,500	25,778,630
Bayer AG	Germany	215,217	23,724,193
Merck KGaA	Germany	151,830	14,833,400
Novartis AG	Switzerland	128,920	9,799,170
Roche Holding AG	Switzerland	143,560	31,969,061
Sanofi	France	370,668	29,730,253
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,610,544	39,168,430

			175,003,137

Real Estate Management & Development 0.4%
Mitsui Fudosan Co. Ltd.	Japan	257,800	6,227,537

Semiconductors & Semiconductor Equipment 2.2%
Infineon Technologies AG	Germany	590,665	15,064,958
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2,587,000	18,386,367

			33,451,325

Specialty Retail 1.4%
Kingfisher PLC	United Kingdom	5,347,092	20,972,267

Technology Hardware, Storage & Peripherals 4.9%
Catcher Technology Co. Ltd.	Taiwan	925,000	10,354,704
Quanta Computer Inc.	Taiwan	5,640,000	9,905,456
Samsung Electronics Co. Ltd.	South Korea	1,311,300	54,843,236

			75,103,396

Trading Companies & Distributors 1.7%
SIG PLC	United Kingdom	5,760,800	10,627,974
Travis Perkins PLC	United Kingdom	856,731	16,094,149

			26,722,123

Wireless Telecommunication Services 3.9%
China Mobile Ltd.	China	1,821,000	16,176,764
SoftBank Group Corp.	Japan	464,700	33,470,826
Vodafone Group PLC, ADR	United Kingdom	434,503	10,562,768

			60,210,358

Total Common Stocks (Cost $1,258,614,513)			1,503,583,534

Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

	Country	Shares	Value
Preferred Stocks (Cost $114,062) 0.0%†
Aerospace & Defense 0.0%†
[a] Rolls-Royce Holdings PLC, pfd.	United Kingdom	81,905,600	$108,164

Total Investments before Short Term Investments (Cost $1,258,728,575)			1,503,691,698

Short Term Investments 1.8%

Money Market Funds (Cost $23,027,774) 1.5%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	23,027,774	23,027,774

[e] Investments from Cash Collateral Received for Loaned Securities (Cost $5,325,483) 0.3%
Money Market Funds 0.3%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	5,325,483	5,325,483

Total Investments (Cost $1,287,081,832) 99.9%			1,532,044,955
Other Assets, less Liabilities 0.1%			829,061

Net Assets 100.0%			$1,532,874,016

See Abbreviations on page TF-22.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2018. See Note 1(c).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(c) regarding securities on loan.

TF-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,258,728,575
Cost - Non-controlled affiliates (Note 3e)	28,353,257

Value - Unaffiliated issuers +	$1,503,691,698
Value - Non-controlled affiliates (Note 3e)	28,353,257
Cash	79,000
Receivables:
Capital shares sold	188,347
Dividends	8,316,903
European Union tax reclaims	172,319
Other assets	1,125

Total assets	1,540,802,649

Liabilities:
Payables:
Capital shares redeemed	597,149
Management fees	996,323
Distribution fees	636,569
Payable upon return of securities loaned	5,325,483
Accrued expenses and other liabilities	373,109

Total liabilities	7,928,633

Net assets, at value	$1,532,874,016

Net assets consist of:
Paid-in capital	$1,320,640,556
Undistributed net investment income	13,698,228
Net unrealized appreciation (depreciation)	244,956,799
Accumulated net realized gain (loss)	(46,421,567)

Net assets, at value	$1,532,874,016

Class 1:
Net assets, at value	$ 137,695,650

Shares outstanding.	9,324,159

Net asset value and maximum offering price per share	$14.77

Class 2:
Net assets, at value	$1,245,990,550

Shares outstanding	86,057,168

Net asset value and maximum offering price per share	$14.48

Class 4:
Net assets, at value	$ 149,187,816

Shares outstanding	10,123,298

Net asset value and maximum offering price per share	$14.74

+Includes securities loaned	$ 4,631,761

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 27,495,791
Non-controlled affiliates (Note 3e)	285,796
Interest:
Unaffiliated issuers	384
Income from securities loaned (net of fees and rebates)	111,397

Total investment income	27,893,368

Expenses:
Management fees (Note 3a)	6,369,713
Distribution fees: (Note 3c)
Class 2	1,669,480
Class 4	268,662
Custodian fees (Note 4)	98,375
Reports to shareholders	154,405
Professional fees	66,552
Trustees’ fees and expenses	4,503
Other	24,729

Total expenses	8,656,419
Expenses waived/paid by affiliates (Note 3e)	(122,872)

Net expenses	8,533,547

Net investment income	19,359,821

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	39,869,704
Foreign currency transactions.	(451,514)

Net realized gain (loss)	39,418,190

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(122,171,877)

Translation of other assets and liabilities denominated in foreign currencies	(197,371)

Net change in unrealized appreciation (depreciation)	(122,369,248)

Net realized and unrealized gain (loss)	(82,951,058)

Net increase (decrease) in net assets resulting from operations	$ (63,591,237)

*Foreign taxes withheld on dividends	$ 2,789,020

TF-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$19,359,821	$31,019,303
Net realized gain (loss)	39,418,190	(10,184,192)
Net change in unrealized appreciation (depreciation)	(122,369,248)	263,520,898

Net increase (decrease) in net assets resulting from operations	(63,591,237)	284,356,009

Distributions to shareholders from:
Net investment income:
Class 1	(3,961,619)	(3,928,195)
Class 2	(33,465,356)	(35,708,156)
Class 4	(3,521,973)	(2,623,801)

Total distributions to shareholders	(40,948,948)	(42,260,152)

Capital share transactions: (Note 2)
Class 1	(5,708,269)	1,154,617
Class 2	(62,897,290)	(225,298,981)
Class 4	(1,083,202)	(365,347,762)

Total capital share transactions	(69,688,761)	(589,492,126)

Net increase (decrease) in net assets	(174,228,946)	(347,396,269)
Net assets:
Beginning of period	1,707,102,962	2,054,499,231

End of period	$1,532,874,016	$1,707,102,962

Undistributed net investment income included in net assets:
End of period	$13,698,228	$35,287,355

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

TF-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TF-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	302,886	$4,750,015	769,055	$11,623,740
Shares issued in reinvestment of distributions	263,056	3,961,619	267,406	3,928,195
Shares redeemed	(906,379)	(14,419,903)	(965,539)	(14,397,318)

Net increase (decrease)	(340,437)	$(5,708,269)	70,922	$1,154,617

Class 2 Shares:
Shares sold	3,025,833	$46,252,289	4,540,875	$66,812,334
Shares issued in reinvestment of distributions	2,265,765	33,465,356	2,478,012	35,708,156
Shares redeemed	(9,346,735)	(142,614,935)	(22,468,600)	(327,819,471)

Net increase (decrease)	(4,055,137)	$(62,897,290)	(15,449,713)	$(225,298,981)

Class 4 Shares:
Shares sold	705,590	$10,915,838	1,442,499	$21,238,967
Shares issued in reinvestment of distributions	234,330	3,521,973	179,222	2,623,801
Shares redeemed	(994,934)	(15,521,013)	(26,802,238)	(389,210,530)

Net increase (decrease)	(55,014)	$(1,083,202)	(25,180,517)	$(365,347,762)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Semiannual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.778% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	25,636,178	400,352,542	(397,635,463)	28,353,257	$28,353,257	$285,796	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards, not subject to expiration, of $79,259,651.

TF-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,300,280,052

Unrealized appreciation	$321,413,830
Unrealized depreciation	(89,648,927)

Net unrealized appreciation (depreciation)	$231,764,903

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, foreign capital gains tax and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $188,983,672 and $279,041,455, respectively.

At June 30, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $5,325,483 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

9. Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$39,910,558	$108,164	$—	$40,018,722
All Other Equity Investments	1,463,672,976	—	—	1,463,672,976
Short Term Investments	28,353,257	—	—	28,353,257

Total Investments in Securities	$1,531,936,791	$108,164	$—	$1,532,044,955

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

NVDR	Non-Voting Depositary Receipt

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Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2 and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0430	$0.4150
Class 2	$0.0430	$0.3791
Class 4	$0.0430	$0.3470

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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Templeton Global Bond VIP Fund

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -0.73% total return* for the six-month period ended June 30, 2018.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the J.P. Morgan Global Government Bond Index had a -0.93% total return and the FTSE World Government Bond Index (WGBI), the new name for the Citigroup WGBI, had a -0.94% total return for the same period.1

Economic and Market Overview

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

In the second half of June, a return of tariff threats from the US reintroduced risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure

Currency Composition*

6/30/18

	% of Total Net Assets

Americas	159.9%

U.S. Dollar	121.2%

Mexican Peso	19.8%

Brazilian Real	10.5%

Colombian Peso	4.2%

Argentine Peso	4.1%

Peruvian Nuevo Sol	0.1%

Middle East & Africa	1.7%

Ghanaian Cedi	1.7%

Australia & New Zealand	-7.9%

New Zealand Dollar	0.0%	**

Australian Dollar	-7.9%

Asia Pacific	-13.6%

Indian Rupee	10.2%

Indonesian Rupiah	9.0%

Philippine Peso	1.6%

South Korean Won	0.0%	**

Japanese Yen	-34.4%

Europe	-40.1%

Euro	-40.1%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and currency index futures contracts and other derivative instruments.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also

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What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had largely neutral effects on absolute results. Among currencies, positions in Latin America and Asia ex-Japan largely detracted from absolute performance (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America detracted from absolute performance, while negative duration exposure to US Treasuries moderately contributed.

On a relative basis, currency positions, interest-rate strategies and sovereign credit exposures had largely neutral effects on the Fund’s relative performance during the period. Among currencies, overweighted positions in Latin America and Asia ex-Japan largely detracted from relative results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s underweighted position in the euro contributed to relative results, while its underweighted position in the Japanese yen detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Latin America detracted from relative performance, while underweighted duration exposure in the US contributed.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$992.70	$3.46	$1,021.32	$3.51	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.17	$16.85	$16.34	$18.56	$19.15	$20.01

Income from investment operations[a]:

Net investment income[b]	0.41	0.83	0.62	0.52	0.58	0.64

Net realized and unrealized gains (losses)	(0.52)	(0.46)	(0.10)	(1.22)	(0.16)	(0.30)

Total from investment operations	(0.11)	0.37	0.52	(0.70)	0.42	0.34

Less distributions from:

Net investment income and net foreign currency gains	—	—	—	(1.43)	(1.01)	(0.96)

Net realized gains	—	(0.05)	(0.01)	(0.09)	—	(0.24)

Total distributions	—	(0.05)	(0.01)	(1.52)	(1.01)	(1.20)

Redemption fees	—	—	—	—	— [c]	—[c]

Net asset value, end of period	$17.06	$17.17	$16.85	$16.34	$18.56	$19.15

Total return[d]	(0.64)%	2.15%	3.21%	(4.10)%	2.12%	1.89%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.55%	0.53%	0.53%	0.52%	0.51%	0.51%

Expenses net of waiver and payments by affiliates	0.46%	0.46%	0.48%	0.52% [g]	0.51%	0.51%

Expenses net of waiver and payments by affiliates and expense reduction	0.45%	0.46% [f]	0.48% [f]	0.52% [f,g]	0.51% [f]	0.51%[f]

Net investment income	4.80%	4.81%	3.88%	2.99%	3.08%	3.26%

Supplemental data

Net assets, end of period (000’s)	$275,800	$286,502	$241,792	$292,802	$323,491	$280,963

Portfolio turnover rate	11.89%	37.97%	59.00%	51.58%	39.14%	34.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.51	$16.25	$15.80	$17.99	$18.60	$19.47

Income from investment operations[a]:

Net investment income[b]	0.38	0.76	0.56	0.46	0.52	0.57

Net realized and unrealized gains (losses)	(0.50)	(0.45)	(0.10)	(1.17)	(0.17)	(0.27)

Total from investment operations	(0.12)	0.31	0.46	(0.71)	0.35	0.30

Less distributions from:

Net investment income and net foreign currency gains	—	—	—	(1.39)	(0.96)	(0.93)

Net realized gains	—	(0.05)	(0.01)	(0.09)	—	(0.24)

Total distributions	—	(0.05)	(0.01)	(1.48)	(0.96)	(1.17)

Redemption fees	—	—	—	—	— [c]	—[c]

Net asset value, end of period	$16.39	$16.51	$16.25	$15.80	$17.99	$18.60

Total return[d]	(0.73)%	1.93%	2.94%	(4.30)%	1.83%	1.63%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.80%	0.78%	0.78%	0.77%	0.76%	0.76%

Expenses net of waiver and payments by affiliates	0.71%	0.71%	0.73%	0.77% [g]	0.76%	0.76%

Expenses net of waiver and payments by affiliates and expense reduction	0.70%	0.71% [f]	0.73% [f]	0.77% [f,g]	0.76% [f]	0.76%[f]

Net investment income	4.55%	4.56%	3.63%	2.74%	2.83%	3.01%

Supplemental data

Net assets, end of period (000’s)	$2,642,931	$2,730,081	$2,812,535	$2,971,667	$3,177,638	$2,826,039

Portfolio turnover rate	11.89%	37.97%	59.00%	51.58%	39.14%	34.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.88	$16.62	$16.18	$18.38	$18.97	$19.82

Income from investment operations[a]:

Net investment income[b]	0.38	0.76	0.56	0.46	0.51	0.56

Net realized and unrealized gains (losses)	(0.52)	(0.45)	(0.11)	(1.21)	(0.18)	(0.28)

Total from investment operations	(0.14)	0.31	0.45	(0.75)	0.33	0.28

Less distributions from:

Net investment income and net foreign currency gains	—	—	—	(1.36)	(0.92)	(0.89)

Net realized gains	—	(0.05)	(0.01)	(0.09)	—	(0.24)

Total distributions	—	(0.05)	(0.01)	(1.45)	(0.92)	(1.13)

Redemption fees	—	—	—	—	— [c]	—[c]

Net asset value, end of period	$16.74	$16.88	$16.62	$16.18	$18.38	$18.97

Total return[d]	(0.83)%	1.76%	2.87%	(4.39)%	1.69%	1.54%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.90%	0.88%	0.88%	0.87%	0.86%	0.86%

Expenses net of waiver and payments by affiliates	0.81%	0.81%	0.83%	0.87% [g]	0.86%	0.86%

Expenses net of waiver and payments by affiliates and expense reduction	0.80%	0.81% [f]	0.83% [f]	0.87% [f,g]	0.86% [f]	0.86%	[f]

Net investment income	4.45%	4.46%	3.53%	2.64%	2.73%	2.91%

Supplemental data

Net assets, end of period (000’s)	$94,514	$98,934	$96,798	$103,045	$111,199	$118,145

Portfolio turnover rate	11.89%	37.97%	59.00%	51.58%	39.14%	34.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TGB-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Global Bond VIP Fund

	Principal Amount	*		Value

Foreign Government and Agency Securities 55.8%
Argentina 3.6%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	64,168,000		ARS	$2,127,569
18.20%, 10/03/21	813,341,000		ARS	24,371,979
16.00%, 10/17/23	844,288,000		ARS	26,224,971
senior note, 15.50%, 10/17/26	1,668,306,000		ARS	52,169,512
Government of Argentina,
3.75%, 2/08/19	34,010,000		ARS	1,260,328
[a] FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22	24,036,000		ARS	758,821

				106,913,180

Brazil 8.7%
Letra Tesouro Nacional,
Strip, 1/01/19	33,250	[b]	BRL	8,305,310
Strip, 7/01/19	102,840	[b]	BRL	24,689,429
Strip, 7/01/20	118,041	[b]	BRL	25,774,260
Strip, 7/01/21	24,360	[b]	BRL	4,773,974
Nota Do Tesouro Nacional,
10.00%, 1/01/21	38,520	[b]	BRL	10,101,535
10.00%, 1/01/23	522,145	[b]	BRL	132,146,066
10.00%, 1/01/25	69,029	[b]	BRL	16,876,984
10.00%, 1/01/27	46,543	[b]	BRL	11,088,084
[c] Index Linked, 6.00%, 5/15/19	2,087	[b]	BRL	1,718,404
[c] Index Linked, 6.00%, 8/15/22	18,002	[b]	BRL	14,776,874
[c] Index Linked, 6.00%, 5/15/23	4,510	[b]	BRL	3,686,569
[c] Index Linked, 6.00%, 8/15/24	3,110	[b]	BRL	2,549,007
senior note, 10.00%, 1/01/19	21,390	[b]	BRL	5,603,260

				262,089,756

Colombia 4.1%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,386,000,000		COP	854,501
senior bond, 4.375%, 3/21/23	362,000,000		COP	117,950
senior bond, 9.85%, 6/28/27	576,000,000		COP	248,297
Titulos de Tesoreria,
B, 5.00%, 11/21/18	2,882,000,000		COP	986,156
B, 7.75%, 9/18/30	140,945,200,000		COP	51,802,083
B, 7.00%, 6/30/32	5,967,000,000		COP	2,030,588
senior bond, B, 11.25%, 10/24/18	5,135,000,000		COP	1,799,360
senior bond, B, 11.00%, 7/24/20	9,167,000,000		COP	3,472,751
senior bond, B, 7.00%, 5/04/22	10,237,000,000		COP	3,656,174
senior bond, B, 10.00%, 7/24/24	40,977,000,000		COP	16,636,715
senior bond, B, 7.50%, 8/26/26	77,594,200,000		COP	28,044,492
senior bond, B, 6.00%, 4/28/28	42,303,600,000		COP	13,878,563
senior note, B, 7.00%, 9/11/19	4,056,000,000		COP	1,417,722

				124,945,352

Ghana 1.7%
Government of Ghana,
24.75%, 3/01/21	690,000		GHS	164,138
16.25%, 5/17/21	7,250,000		GHS	1,458,591
24.50%, 6/21/21	80,000		GHS	19,161
24.75%, 7/19/21	1,190,000		GHS	286,156
18.75%, 1/24/22	26,840,000		GHS	5,723,388

Semiannual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
17.60%, 11/28/22	370,000		GHS	$76,531
19.75%, 3/25/24	26,840,000		GHS	5,975,788
19.00%, 11/02/26	80,510,000		GHS	17,400,956
senior bond, 19.75%, 3/15/32	80,510,000		GHS	18,140,562
senior note, 21.50%, 3/09/20	1,270,000		GHS	278,283
senior note, 18.50%, 6/01/20	500,000		GHS	105,325
senior note, 18.25%, 9/21/20	480,000		GHS	100,338
senior note, 16.50%, 3/22/21	1,730,000		GHS	350,365

				50,079,582

India 7.9%
Government of India,
senior bond, 8.20%, 2/15/22	500,000,000		INR	7,358,385
senior bond, 8.35%, 5/14/22	212,700,000		INR	3,152,285
senior bond, 8.08%, 8/02/22	1,783,000,000		INR	26,195,463
senior bond, 8.13%, 9/21/22	28,000,000		INR	411,963
senior bond, 9.15%, 11/14/24	2,409,000,000		INR	37,006,265
senior note, 8.27%, 6/09/20	1,222,000,000		INR	18,068,857
senior note, 7.80%, 4/11/21	1,980,300,000		INR	28,963,261
senior note, 8.79%, 11/08/21	653,000,000		INR	9,807,305
senior note, 8.15%, 6/11/22	1,621,000,000		INR	23,813,025
senior note, 6.84%, 12/19/22	98,000,000		INR	1,373,374
senior note, 7.16%, 5/20/23	133,700,000		INR	1,887,629
senior note, 8.83%, 11/25/23	2,983,900,000		INR	45,102,830
senior note, 7.68%, 12/15/23	1,376,000,000		INR	19,808,993
senior note, 6.79%, 5/15/27	1,142,800,000		INR	15,390,992

				238,340,627

Indonesia 4.1%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	324,406,000,000		IDR	25,744,211
senior bond, FR35, 12.90%, 6/15/22	71,229,000,000		IDR	5,835,507
senior bond, FR39, 11.75%, 8/15/23	5,491,000,000		IDR	446,388
senior bond, FR40, 11.00%, 9/15/25	46,856,000,000		IDR	3,807,992
senior bond, FR43, 10.25%, 7/15/22	147,832,000,000		IDR	11,214,284
senior bond, FR44, 10.00%, 9/15/24	4,454,000,000		IDR	342,675
senior bond, FR46, 9.50%, 7/15/23	226,780,000,000		IDR	17,180,218
senior bond, FR47, 10.00%, 2/15/28	12,000,000		IDR	942
senior bond, FR52, 10.50%, 8/15/30	6,960,000,000		IDR	570,157
senior bond, FR59, 7.00%, 5/15/27	47,752,000,000		IDR	3,150,701
senior bond, FR61, 7.00%, 5/15/22	244,849,000,000		IDR	16,718,241
senior bond, FR63, 5.625%, 5/15/23	258,951,000,000		IDR	16,868,871
senior bond, FR64, 6.125%, 5/15/28	37,000,000		IDR	2,312
senior bond, FR68, 8.375%, 3/15/34	81,180,000,000		IDR	5,717,442
senior bond, FR70, 8.375%, 3/15/24	78,915,000,000		IDR	5,637,490
senior bond, FR71, 9.00%, 3/15/29	51,222,000,000		IDR	3,811,265
senior bond, FR73, 8.75%, 5/15/31	85,845,000,000		IDR	6,241,284

				123,289,980

TGB-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
Mexico 16.9%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20.	3,814,000	[d]	MXN	$19,320,536
senior bond, M, 6.50%, 6/10/21.	18,568,200	[d]	MXN	90,582,288
senior note, M, 5.00%, 12/11/19	18,742,300	[d]	MXN	90,827,100
senior note, M 10, 8.50%, 12/13/18	60,159,700	[d]	MXN	304,354,897
[e] Mexican Udibonos,
Index Linked, 4.00%, 6/13/19	465,586	[f]	MXN	2,350,166
Index Linked, 2.50%, 12/10/20	366,672	[f]	MXN	1,792,202

				509,227,189

Peru 0.1%
Government of Peru,
senior bond, 7.84%, 8/12/20	11,090,000		PEN	3,729,703

Philippines 1.2%
Government of the Philippines,
senior note, 3.375%, 8/20/20	1,102,110,000		PHP	20,169,168
senior note, 7-51, 5.00%, 8/18/18	64,060,000		PHP	1,201,724
senior note, 7-56, 3.875%, 11/22/19	813,510,000		PHP	15,126,270

				36,497,162

South Korea 6.6%
Korea Monetary Stabilization Bond,
senior note, 1.72%, 12/02/18	8,710,000,000		KRW	7,810,255
senior note, 2.06%, 12/02/19	82,700,000,000		KRW	74,230,329
Korea Treasury Bond,
senior note, 1.75%, 12/10/18	107,140,000,000		KRW	96,102,673
senior note, 1.25%, 12/10/19	18,280,000,000		KRW	16,221,886
senior note, 3.00%, 3/10/23	3,919,000,000		KRW	3,609,777

				197,974,920

[g] Supranational 0.3%
Inter-American Development Bank,
senior bond, 7.50%, 12/05/24	200,000,000		MXN	9,821,280

Ukraine 0.6%
[h,i,j] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	29,791,000			18,845,936

Total Foreign Government and Agency Securities (Cost $1,842,724,784)				1,681,754,667

Short Term Investments 39.9%

Foreign Government and Agency Securities 5.0%
Argentina 0.5%
[k] Argentina Treasury Bill, 9/14/18 - 10/12/18	32,201,000		ARS	1,154,269
Letras del Banco Central de la Republica Argentina, Strip, 7/18/18 - 11/21/18	472,458,000		ARS	15,216,009

				16,370,278

Mexico 2.3%
[k] Mexico Treasury Bill, 7/05/18 - 5/23/19	143,049,780	[l]	MXN	68,804,900

Philippines 0.4%
[k] Philippine Treasury Bill, 8/29/18 - 12/12/18	690,620,000		PHP	12,831,154

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Principal Amount	*		Value

Short Term Investments (continued)

Foreign Government and Agency Securities (continued)
South Korea 1.8%
Korea Monetary Stabilization Bond, senior note, 1.61%, 10/08/18	60,000,000,000		KRW	$53,787,252

Total Foreign Government and Agency Securities (Cost $158,783,902)				151,793,584

U.S. Government and Agency Securities 3.1%
United States 3.1%
[k] U.S. Treasury Bill, 9/13/18 - 2/28/19	76,809,000			76,090,547
U.S. Treasury Note,
1.50%, 8/31/18	8,602,000			8,596,280
2.75%, 2/15/19	8,339,000			8,365,222

Total U.S. Government and Agency Securities (Cost $93,081,306)				93,052,049

Total Investment before Money Market Funds and Repurchase Agreements (Cost $2,094,589,992)				1,926,600,300

	Shares
Money Market Funds (Cost $805,945,058) 26.8%
United States 26.8%
[m,n] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	805,945,058			805,945,058

	Principal Amount	*
Repurchase Agreements (Cost $151,947,582) 5.0%
United States 5.0%
[o] Joint Repurchase Agreement, 2.10%, 7/02/18 (Maturity Value $151,974,172) BNP Paribas Securities Corp. (Maturity Value $54,537,451) Deutsche Bank Securities Inc. (Maturity Value $1,995,421) HSBC Securities (USA) Inc. (Maturity Value $95,441,300) Collateralized by U.S. Government Agency Securities, 0.00% - 3.625%, 9/18/18 - 6/19/23; [k]U.S. Treasury Bill, 10/04/18 - 10/18/18; and U.S. Treasury Note, 2.00% - 3.50%, 5/15/20 - 8/31/21 (valued at $155,072,942)	151,947,582			151,947,582

Total Investments (Cost $3,052,482,632) 95.7%				2,884,492,940
Other Assets, less Liabilities 4.3%.				128,751,988

Net Assets 100.0%				$3,013,244,928

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(g).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(g).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hNon-income producing.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

jThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

oSee Note 1(c) regarding joint repurchase agreement.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Brazilian Real	CITI		Buy	206,375,000	49,201,335		EUR	7/05/18	$—	$(4,293,805)
Brazilian Real	CITI		Sell	206,375,000	46,409,778		EUR	7/05/18	1,030,828	—
Euro	DBAB		Sell	8,136,104	9,522,496			7/05/18	12,423	—
Japanese Yen	DBAB		Buy	229,660,000	2,082,517			7/05/18	—	(6,952)
Japanese Yen	DBAB		Sell	229,660,000	2,120,904			7/05/18	45,339	—
Euro	JPHQ		Sell	32,859,900	40,725,739			7/06/18	2,313,817	—
Euro	BOFA		Sell	24,933,432	30,142,392			7/09/18	989,670	—
Euro	GSCO		Sell	8,105,300	10,005,993			7/09/18	529,096	—
Euro	UBSW		Sell	8,311,299	10,256,559			7/09/18	538,803	—
Euro	HSBK		Sell	33,800,018	41,617,118			7/10/18	2,094,436	—
Euro	JPHQ		Sell	7,171,498	8,861,677			7/10/18	475,976	—
Japanese Yen	BZWS		Sell	1,712,605,900	16,096,147			7/11/18	611,985	—
Japanese Yen	DBAB		Sell	770,370,000	6,919,077			7/11/18	—	(46,060)
Australian Dollar	JPHQ		Sell	6,994,145	5,348,632			7/12/18	171,668	—
Euro	DBAB		Sell	25,440,500	31,645,565			7/12/18	1,893,305	—
Japanese Yen	CITI		Sell	138,680,000	1,257,162			7/12/18	3,230	—
Euro	BOFA		Sell	17,769,000	22,138,752			7/13/18	1,356,638	—
Euro	GSCO		Sell	1,789,884	2,229,139			7/13/18	135,742	—
Indian Rupee	JPHQ		Buy	179,045,721	2,725,616			7/13/18	—	(115,585)
Japanese Yen	CITI		Sell	261,800,000	2,463,594			7/13/18	96,260	—
Japanese Yen	DBAB		Sell	1,406,600,000	13,241,081			7/13/18	521,857	—
Australian Dollar	JPHQ		Sell	25,071,750	19,085,619			7/16/18	527,598	—
Euro	HSBK		Sell	8,692,000	10,785,772			7/16/18	617,580	—
Euro	JPHQ		Sell	30,863,836	36,487,319			7/16/18	381,770	—
Indian Rupee	JPHQ		Buy	179,029,279	2,712,770			7/16/18	—	(104,112)
Japanese Yen	BZWS		Sell	2,516,120,000	22,820,294			7/17/18	61,940	—
Japanese Yen	HSBK		Sell	536,380,000	4,867,332			7/17/18	15,765	—
Euro	GSCO		Sell	1,898,500	2,367,809			7/18/18	146,548	—

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	MSCO		Sell	15,372,250	17,947,563		7/19/18	$—	$(39,440)
Indian Rupee	DBAB		Buy	1,228,359,494	18,834,093		7/19/18	—	(943,277)
Japanese Yen	JPHQ		Sell	1,886,055,000	17,696,393		7/20/18	633,466	—
Euro	JPHQ		Sell	28,236,000	32,751,501		7/23/18	—	(297,196)
Euro	MSCO		Sell	7,686,125	9,107,097		7/23/18	110,907	—
Euro	MSCO		Sell	7,686,125	8,921,362		7/23/18	—	(74,828)
Euro	SCNY		Sell	4,975,000	5,803,636		7/23/18	—	(19,330)
Japanese Yen	JPHQ		Sell	2,504,432,000	22,796,635		7/23/18	134,644	—
Indian Rupee	JPHQ		Buy	200,268,000	2,999,708		7/24/18	—	(84,952)
South Korean Won	HSBK		Sell	18,482,000,000	17,469,635		7/24/18	888,645	—
Euro	DBAB		Sell	4,518,681	5,248,561		7/25/18	—	(41,099)
Indian Rupee	DBAB		Buy	79,271,000	1,186,248		7/25/18	—	(32,682)
Japanese Yen	MSCO		Sell	287,615,000	2,653,838		7/26/18	50,743	—
Indian Rupee	DBAB		Buy	838,950,988	12,483,461		7/27/18	—	(278,431)
Indonesian Rupiah	HSBK		Buy	424,000,000,000	31,454,006		7/27/18	—	(1,913,829)
Euro	BOFA		Sell	33,910,662	39,663,946		7/30/18	—	(47,600)
Japanese Yen	DBAB		Sell	9,266,366,552	86,107,180		7/30/18	2,217,386	—
Japanese Yen	JPHQ		Sell	490,100,000	4,555,743		7/30/18	118,795	—
Euro	BZWS		Sell	22,495,165	27,604,942		7/31/18	1,259,573	—
Euro	CITI		Sell	77,832,770	94,893,713		7/31/18	3,739,326	—
Euro	GSCO		Sell	2,227,000	2,718,343		7/31/18	110,177	—
Euro	SCNY		Sell	12,300,264	15,010,689		7/31/18	605,149	—
Japanese Yen	BZWS		Sell	1,079,470,000	10,027,822		7/31/18	254,513	—
Japanese Yen	GSCO		Sell	944,420,000	8,695,356		7/31/18	144,763	—
Japanese Yen	MSCO		Sell	287,615,000	2,612,022		7/31/18	8,012	—
Euro	HSBK		Sell	25,974,891	31,678,717		8/02/18	1,253,199	—
Euro	JPHQ		Sell	11,263,000	13,710,168		8/02/18	517,327	—
Indian Rupee	HSBK		Buy	679,529,000	10,044,032		8/02/18	—	(166,813)
Japanese Yen	DBAB		Sell	115,414,516	1,048,463		8/02/18	3,372	—
Euro	GSCO		Sell	13,037,050	15,851,749		8/03/18	579,670	—
Indian Rupee	JPHQ		Buy	378,455,000	5,834,503		8/06/18	—	(336,676)
Indian Rupee	HSBK		Buy	240,033,500	3,695,381		8/08/18	—	(209,410)
Japanese Yen	JPHQ		Sell	1,719,500,000	15,884,747		8/08/18	307,712	—
Japanese Yen	SCNY		Sell	1,720,000,000	15,925,484		8/08/18	343,920	—
Euro	DBAB		Sell	13,483,000	16,170,566		8/09/18	368,535	—
Euro	JPHQ		Sell	9,220,500	11,061,649		8/09/18	255,254	—
Japanese Yen	BZWS		Sell	1,720,220,000	15,901,461		8/09/18	316,775	—
Japanese Yen	CITI		Sell	708,852,119	6,541,892		8/09/18	119,902	—
Euro	BZWS		Sell	7,003,000	8,366,449		8/10/18	158,302	—
Euro	JPHQ		Sell	6,147,005	7,342,782		8/10/18	137,938	—
Australian Dollar	JPHQ		Sell	6,989,428	5,346,108		8/13/18	172,099	—
Japanese Yen	CITI		Sell	1,245,045,665	11,473,493		8/13/18	190,479	—
Euro	CITI		Sell	37,063,039	44,531,241		8/14/18	1,076,171	—
Euro	HSBK		Sell	1,800,000	2,164,567		8/14/18	54,132	—
Japanese Yen	CITI		Sell	493,314,665	4,417,414		8/14/18	—	(53,490)
Australian Dollar	JPHQ		Sell	25,071,750	18,971,292		8/15/18	411,520	—
Euro	DBAB		Sell	5,008,730	6,022,622		8/15/18	149,600	—
Japanese Yen	HSBK		Sell	413,563,000	3,807,780		8/15/18	59,393	—
Japanese Yen	JPHQ		Sell	2,553,380,000	23,997,594		8/15/18	854,669	—

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BOFA		Sell	5,251,819	6,329,177		8/16/18	$170,628	$—
Euro	SCNY		Sell	657,000	792,033		8/16/18	21,602	—
Indian Rupee	HSBK		Buy	402,232,000	5,905,623		8/16/18	—	(70,779)
Japanese Yen	CITI		Sell	183,340,000	1,684,599		8/16/18	22,751	—
Japanese Yen	JPHQ		Sell	709,066,000	6,599,478		8/16/18	172,291	—
Japanese Yen	SCNY		Sell	340,600,700	3,129,112		8/16/18	41,805	—
Euro	JPHQ		Sell	15,313,111	18,259,200		8/17/18	300,839	—
South Korean Won	HSBK		Sell	75,818,000,000	70,851,322		8/17/18	2,776,188	—
Euro	JPHQ		Sell	32,873,792	38,987,759		8/20/18	425,987	—
Japanese Yen	BOFA		Sell	903,250,850	8,248,866		8/20/18	59,156	—
Euro	JPHQ		Sell	14,818,028	17,609,744		8/21/18	226,445	—
Euro	UBSW		Sell	1,922,305	2,286,024		8/21/18	30,933	—
Japanese Yen	CITI		Sell	1,599,308,500	14,530,384		8/21/18	28,519	—
Japanese Yen	DBAB		Sell	1,635,382,000	14,861,705		8/21/18	32,740	—
Australian Dollar	CITI		Sell	13,307,000	9,976,258		8/22/18	125,347	—
Euro	BOFA		Sell	7,066,000	8,369,465		8/22/18	79,550	—
Euro	UBSW		Sell	678,250	803,543		8/22/18	7,812	—
Japanese Yen	BOFA		Sell	1,105,842,500	10,034,868		8/22/18	6,821	—
Japanese Yen	CITI		Sell	376,247,000	3,411,403		8/22/18	—	(496)
Euro	UBSW		Sell	11,641,500	13,779,054		8/23/18	120,019	—
Japanese Yen	CITI		Sell	1,866,452,000	16,891,274		8/23/18	—	(35,391)
Euro	DBAB		Sell	14,940,282	17,715,514		8/24/18	184,602	—
Euro	JPHQ		Sell	5,030,771	5,974,747		8/24/18	71,645	—
Japanese Yen	BOFA		Sell	1,085,075,000	9,843,468		8/24/18	2,319	—
Japanese Yen	SCNY		Sell	937,086,000	8,503,696		8/24/18	4,741	—
Japanese Yen	DBAB		Sell	371,821,000	3,518,700		8/27/18	145,715	—
Japanese Yen	JPHQ		Sell	1,130,199,000	10,349,429		8/27/18	96,795	—
Euro	DBAB		Sell	14,781,916	17,457,000		8/29/18	105,050	—
Euro	GSCO		Sell	3,469,000	4,096,924		8/29/18	24,792	—
Euro	SCNY		Sell	12,544,218	14,806,066		8/29/18	80,868	—
Japanese Yen	BZWS		Sell	1,920,010,000	17,704,920		8/29/18	284,948	—
Japanese Yen	DBAB		Sell	685,950,000	6,326,143		8/29/18	102,618	—
Japanese Yen	HSBK		Sell	1,339,587,000	12,241,777		8/29/18	87,898	—
South Korean Won	HSBK		Sell	35,277,000,000	32,747,273		8/30/18	1,057,455	—
Euro	BZWS		Sell	22,495,166	26,529,898		8/31/18	119,605	—
Euro	BOFA		Sell	2,694,506	3,157,153		9/04/18	—	(7,282)
Euro	GSCO		Sell	34,088,050	40,160,836		9/04/18	127,740	—
Japanese Yen	HSBK		Sell	1,247,125,000	11,510,152		9/04/18	190,173	—
Australian Dollar	GSCO		Sell	127,700,540	96,633,553		9/05/18	2,095,502	—
Japanese Yen	JPHQ		Sell	848,300,000	7,794,690		9/05/18	94,223	—
South Korean Won	HSBK		Sell	42,561,000,000	39,637,718		9/05/18	1,393,932	—
Euro	SCNY		Sell	17,972,751	21,165,287		9/06/18	54,808	—
Euro	UBSW		Sell	6,231,299	7,351,313		9/06/18	32,138	—
Japanese Yen	HSBK		Sell	400,800,000	3,676,052		9/06/18	37,511	—
Euro	BOFA		Sell	34,170,296	40,111,827		9/07/18	—	(27,079)
Euro	DBAB		Sell	8,136,104	9,566,431		9/07/18	9,174	—
Euro	GSCO		Sell	2,045,000	2,406,147		9/07/18	3,942	—
Japanese Yen	CITI		Sell	1,370,500,000	12,533,150		9/10/18	87,819	—
Euro	JPHQ		Sell	7,171,498	8,539,569		9/11/18	112,826	—

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI		Sell	2,595,800,000	23,752,574			9/11/18	$178,717	$—
Japanese Yen	HSBK		Sell	1,026,200,000	9,257,472			9/11/18	—	(62,003)
Japanese Yen	HSBK		Sell	1,026,200,000	9,409,284			9/11/18	89,809	—
Australian Dollar	JPHQ		Sell	6,989,428	5,347,227			9/12/18	172,770	—
Euro	DBAB		Sell	25,440,500	30,134,527			9/12/18	238,824	—
Japanese Yen	DBAB		Sell	595,700,000	5,481,229			9/12/18	70,959	—
Japanese Yen	HSBK		Sell	1,798,900,000	16,542,294			9/12/18	204,312	—
Japanese Yen	JPHQ		Sell	1,666,680,000	15,323,046			9/12/18	185,913	—
Australian Dollar	CITI		Sell	58,003,000	44,170,735			9/13/18	1,229,461	—
Japanese Yen	CITI		Sell	310,702,000	2,857,253			9/13/18	35,186	—
Australian Dollar	JPHQ		Sell	25,071,750	19,092,489			9/14/18	531,101	—
Indian Rupee	DBAB		Buy	258,123,000	3,779,253			9/14/18	—	(49,736)
Japanese Yen	JPHQ		Sell	335,950,000	3,065,965			9/14/18	14,348	—
Japanese Yen	SCNY		Sell	366,681,000	3,347,707			9/14/18	16,944	—
Euro	JPHQ		Sell	5,131,690	6,089,289			9/17/18	56,614	—
Euro	BOFA		Sell	16,317,286	19,301,391			9/18/18	117,764	—
Euro	GSCO		Sell	1,789,884	2,096,827			9/18/18	—	(7,473)
Japanese Yen	BOFA		Sell	903,250,850	8,217,871			9/18/18	10,734	—
Japanese Yen	GSCO		Sell	1,695,805,280	15,967,394			9/18/18	558,933	—
Japanese Yen	HSBK		Sell	1,035,240,000	9,878,244			9/18/18	471,825	—
Japanese Yen	JPHQ		Sell	702,800,000	6,406,096			9/18/18	20,300	—
Japanese Yen	MSCO		Sell	300,000,000	2,738,126			9/18/18	12,259	—
Japanese Yen	BZWS		Sell	981,707,504	8,930,865			9/19/18	10,197	—
Euro	GSCO		Sell	3,692,733	4,314,884			9/20/18	—	(27,190)
Euro	UBSW		Sell	1,922,305	2,246,213			9/20/18	—	(14,116)
Japanese Yen	CITI		Sell	1,372,892,008	12,509,267			9/20/18	33,029	—
Japanese Yen	BOFA		Sell	1,102,846,375	10,081,784			9/21/18	58,864	—
Japanese Yen	HSBK		Sell	1,106,730,400	10,125,251			9/21/18	67,031	—
Euro	DBAB		Sell	8,405,717	9,797,997			9/24/18	—	(88,838)
Euro	HSBK		Sell	19,488,000	22,715,408			9/24/18	—	(206,452)
Euro	JPHQ		Sell	14,818,028	17,285,229			9/25/18	—	(145,128)
Japanese Yen	DBAB		Sell	2,181,107,000	19,924,590			9/25/18	96,347	—
Japanese Yen	HSBK		Sell	1,621,372,000	14,815,168			9/25/18	75,424	—
Japanese Yen	JPHQ		Sell	1,203,160,329	10,991,609			9/25/18	53,789	—
Euro	BOFA		Sell	33,910,662	39,842,655			9/28/18	—	(55,768)
Euro	DBAB		Sell	14,776,109	17,274,306			9/28/18	—	(110,888)
Euro	GSCO		Sell	3,469,000	4,051,896			9/28/18	—	(29,641)
Japanese Yen	JPHQ		Sell	1,302,406,000	11,947,067			9/28/18	104,275	—
Brazilian Real	CITI		Buy	206,375,000	45,732,045		EUR	10/02/18	—	(1,094,270)
Japanese Yen	DBAB		Sell	114,245,484	1,042,405			10/02/18	3,221	—
Japanese Yen	SCNY		Sell	415,980,000	3,976,560			10/05/18	191,826	—
Indian Rupee	JPHQ		Buy	82,107,000	1,238,463			10/09/18	—	(56,001)
Japanese Yen	JPHQ		Sell	2,831,950,000	26,985,730			10/09/18	1,210,983	—
Japanese Yen	HSBK		Sell	2,816,800,000	26,657,203			10/11/18	1,016,034	—
Australian Dollar	JPHQ		Sell	25,071,750	18,978,813			10/15/18	413,809	—
Japanese Yen	BZWS		Sell	983,714,840	9,016,304			10/26/18	50,305	—
Indonesian Rupiah	JPHQ		Buy	1,721,000,000,000	120,518,207			10/29/18	—	(2,503,182)
South Korean Won	HSBK		Sell	8,274,880,977	7,499,439			10/29/18	45,957	—
South Korean Won	HSBK		Sell	15,755,000,000	14,744,970			10/30/18	553,258	—

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
South Korean Won	DBAB		Sell	13,920,000,000	13,038,591		11/19/18	$488,874	$—
South Korean Won	GSCO		Sell	44,346,000,000	41,277,051		12/07/18	1,265,081	—
South Korean Won	DBAB		Sell	13,919,000,000	13,105,786		12/11/18	544,929	—
Japanese Yen	CITI		Sell	1,782,638,500	16,331,632		12/18/18	11,137	—
Japanese Yen	DBAB		Sell	1,453,310,000	13,350,021		12/18/18	44,610	—
Japanese Yen	HSBK		Sell	1,455,540,000	13,357,561		12/18/18	31,733	—
Indian Rupee	CITI		Buy	69,318,000	1,000,693		12/19/18	—	(11,459)
South Korean Won	CITI		Sell	4,215,000,000	3,921,113		12/20/18	115,896	—
Japanese Yen	BZWS		Sell	1,689,110,000	15,356,662		1/11/19	—	(137,695)
Japanese Yen	GSCO		Sell	329,010,000	2,990,185		1/11/19	—	(27,854)
Japanese Yen	JPHQ		Sell	2,831,950,000	25,730,614		1/11/19	—	(247,116)
Japanese Yen	JPHQ		Sell	708,450,000	6,511,489		1/16/19	10,230	—
Japanese Yen	SCNY		Sell	707,660,000	6,540,296		1/22/19	43,187	—
Japanese Yen	BZWS		Sell	735,200,000	6,802,746		1/24/19	51,716	—
Japanese Yen	DBAB		Sell	858,140,000	7,912,844		1/24/19	32,908	—
Japanese Yen	JPHQ		Sell	7,105,349,700	65,733,367		1/24/19	487,950	—
Japanese Yen	CITI		Sell	913,412,000	8,480,447		1/25/19	92,304	—
Japanese Yen	JPHQ		Sell	1,407,000,000	13,052,069		1/25/19	131,156	—
Japanese Yen	HSBK		Sell	1,162,462,488	10,918,216		1/31/19	237,868	—
Japanese Yen	JPHQ		Sell	1,723,960,000	16,157,682		2/12/19	303,322	—
Japanese Yen	CITI		Sell	1,182,704,670	11,163,647		2/14/19	285,196	—
Japanese Yen	CITI		Sell	683,420,000	6,520,250		2/15/19	233,690	—
South Korean Won	HSBK		Sell	7,007,000,000	6,538,515		3/20/19	188,336	—

Total Forward Exchange Contracts								$56,237,859	$(14,121,404)

Net unrealized appreciation (depreciation)								$42,116,455

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.558%	Semi-Annual		3/04/21	$ 3,240,000	$ (91,546)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual		10/04/23	13,090,000	58,582
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual		10/04/23	13,090,000	45,116
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual		10/07/23	13,090,000	66,907
Receive Floating 3-month USD LIBOR	Quarterly

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts (continued)
Pay Fixed 2.731%	Semi-Annual		7/07/24	$34,000,000	$ 33,286
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual		1/22/25	114,670,000	6,301,939
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual		1/23/25	143,340,000	7,375,667
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual		1/27/25	84,590,000	4,347,577
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual		1/29/25	21,150,000	1,132,118
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual		1/30/25	17,910,000	955,537
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual		2/03/25	28,210,000	1,734,912
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.349%	Semi-Annual		2/25/41	7,460,000	(1,888,731)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.320%	Semi-Annual		2/28/41	5,600,000	(1,375,122)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.299%	Semi-Annual		3/01/41	1,870,000	(452,871)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual		10/04/43	6,370,000	(868,332)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual		10/04/43	6,370,000	(890,518)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual		10/07/43	6,370,000	(875,400)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual		11/18/46	122,400,000	13,818,881
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual		4/13/47	72,700,000	5,892,801
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual		7/27/47	36,700,000	2,378,306
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual		2/20/48	15,638,000	(304,472)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual		2/22/48	15,638,000	(353,897)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual		2/23/48	15,638,000	(409,729)

Total Centrally Cleared Swap Contracts					$36,631,011

OTC Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.523%	Semi-Annual	DBAB	3/28/21	$14,630,000	$ (393,535)
Receive Floating 3-month USD LIBOR	Quarterly

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Pay Fixed 4.347%	Semi-Annual	CITI	2/25/41	$7,460,000	$ (1,867,404)

Total OTC Swap Contracts					$ (2,260,939)

Total Interest Rate Swap Contracts					$34,370,072

See Note 9 regarding other derivative information.

See Abbreviations on page TGB-33.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,094,589,992
Cost - Non-controlled affiliates (Note 3e)	805,945,058
Cost - Unaffiliated repurchase agreements	151,947,582

Value - Unaffiliated issuers	$1,926,600,300
Value - Non-controlled affiliates (Note 3e)	805,945,058
Value - Unaffiliated repurchase agreements	151,947,582
Cash	1,044,673
Restricted cash for OTC derivative contracts (Note 1e)	28,928,000
Foreign currency, at value (cost $11,669,030)	11,420,607
Receivables:
Capital shares sold	597,963
Interest	30,723,814
Deposits with brokers for:
Centrally cleared swap contracts	51,134,246
Variation margin on centrally cleared swap contracts	455,423
Unrealized appreciation on OTC forward exchange contracts	56,237,859
Other assets	3,346

Total assets	3,065,038,871

Liabilities:
Payables:
Investment securities purchased	353,160
Capital shares redeemed	538,672
Management fees	930,999
Distribution fees	1,179,251
Deposits from brokers for:
OTC derivative contracts	28,928,000
Unrealized depreciation on OTC forward exchange contracts	14,121,404
Unrealized depreciation on OTC swap contracts	2,260,939
Deferred tax	2,205,085
Accrued expenses and other liabilities	1,276,433

Total liabilities	51,793,943

Net assets, at value	$3,013,244,928

Net assets consist of:
Paid-in capital	$3,072,086,718
Undistributed net investment income	63,261,797
Net unrealized appreciation (depreciation)	(96,287,489)
Accumulated net realized gain (loss)	(25,816,098)

Net assets, at value	$3,013,244,928

TGB-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$ 275,800,139

Shares outstanding	16,164,681

Net asset value and maximum offering price per share	$17.06

Class 2:
Net assets, at value	$2,642,930,839

Shares outstanding	161,269,749

Net asset value and maximum offering price per share	$16.39

Class 4:
Net assets, at value	$ 94,513,950

Shares outstanding	5,644,672

Net asset value and maximum offering price per share	$16.74

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$ 4,499,234
Interest: (net of foreign taxes)~
Unaffiliated issuers	76,563,073

Total investment income	81,062,307

Expenses:
Management fees (Note 3a)	7,073,129
Distribution fees: (Note 3c)
Class 2	3,382,076
Class 4	171,030
Custodian fees (Note 4)	800,826
Reports to shareholders	151,761
Professional fees	65,388
Trustees’ fees and expenses	7,824
Other	416,737

Total expenses	12,068,771
Expense reductions (Note 4)	(209,316)
Expenses waived/paid by affiliates (Note 3e)	(1,324,573)

Net expenses	10,534,882

Net investment income	70,527,425

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	12,360,018
Foreign currency transactions	(929,683)
Forward exchange contracts	(31,380,623)
Swap contracts	(2,591,540)

Net realized gain (loss)	(22,541,828)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(185,584,551)
Translation of other assets and liabilities denominated in foreign currencies	(2,874,542)
Forward exchange contracts	79,116,706
Swap contracts	39,130,242

Change in deferred taxes on unrealized appreciation	1,044,419

Net change in unrealized appreciation (depreciation)	(69,167,726)

Net realized and unrealized gain (loss)	(91,709,554)

Net increase (decrease) in net assets resulting from operations	$ (21,182,129)

~Foreign taxes withheld on interest	$ 2,010,809
#Net of foreign taxes.	$ 42,741

TGB-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 70,527,425	$ 144,457,894
Net realized gain (loss)	(22,541,828)	(84,441,214)
Net change in unrealized appreciation (depreciation)	(69,167,726)	1,318,770

Net increase (decrease) in net assets resulting from operations	(21,182,129)	61,335,450

Distributions to shareholders from:
Net realized gains:
Class 1	—	(806,829)
Class 2	—	(8,999,053)
Class 4	—	(307,109)

Total distributions to shareholders	—	(10,112,991)

Capital share transactions: (Note 2)
Class 1	(9,086,480)	40,791,975
Class 2	(68,299,542)	(128,337,512)
Class 4	(3,704,195)	715,746

Total capital share transactions	(81,090,217)	(86,829,791)

Net increase (decrease) in net assets	(102,272,346)	(35,607,332)
Net assets:
Beginning of period	3,115,517,274	3,151,124,606

End of period	$3,013,244,928	$3,115,517,274

Undistributed net investment income included in net assets:
End of period	$ 63,261,797	$ —

Accumulated net investment loss included in net assets:
End of period	$ —	$ (7,265,628)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TGB-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 29, 2018.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset

Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in

TGB-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,962,316	$34,030,349	4,567,479	$79,103,441
Shares issued in reinvestment of distributions	—	—	46,290	806,829
Shares redeemed	(2,487,886)	(43,116,829)	(2,272,230)	(39,118,295)

Net increase (decrease)	(525,570)	$(9,086,480)	2,341,539	$40,791,975

Class 2 Shares:
Shares sold	6,063,848	$101,036,285	10,419,624	$173,987,516
Shares issued in reinvestment of distributions	—	—	535,977	8,999,053
Shares redeemed	(10,167,314)	(169,335,827)	(18,675,809)	(311,324,081)

Net increase (decrease)	(4,103,466)	$(68,299,542)	(7,720,208)	$(128,337,512)

Class 4 Shares:
Shares sold	347,150	$5,913,449	1,027,651	$17,546,285
Shares issued in reinvestment of distributions	—	—	17,886	307,109
Shares redeemed	(565,158)	(9,617,644)	(1,005,305)	(17,137,648)

Net increase (decrease)	(218,008)	$(3,704,195)	40,232	$715,746

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

TGB-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.458% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	664,514,279	392,495,000	(251,064,221)	805,945,058	$805,945,058	$4,499,234	$ —	$ —

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$2,981,110
Long term	294,319

Total capital loss carryforwards	$3,275,429

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

5. Income Taxes (continued)

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,070,645,157

Unrealized appreciation	$ 178,895,528
Unrealized depreciation	(288,561,218)

Net unrealized appreciation (depreciation)	$ (109,665,690)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $233,730,514 and $264,006,033, respectively.

7. Credit Risk

At June 30, 2018, the Fund had 15.7% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$44,141,629	[a]	Variation margin on centrally cleared swap contracts	$7,510,618	[a]

	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	2,260,939

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	56,237,859		Unrealized depreciation on OTC forward exchange contracts	14,121,404

Value recovery instruments	Investments in securities, at value	18,845,936	[b]

Totals		$119,225,424			$23,892,961

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(2,591,540)	Swap contracts	$39,130,242

Foreign exchange contracts	Forward exchange contracts	(31,380,623)	Forward exchange contracts	79,116,706

Value recovery instruments	Investments	59,466 [a]	Investments	2,214,879	[a]

Totals		$(33,912,697)		$120,461,827

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $807,820,000. The average month end contract value and fair value of forward exchange contracts and VRI, was $3,340,565,128 and $19,811,075, respectively.

See Note 1(d) regarding derivative financial instruments.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$56,237,859	$14,121,404
Swap contracts	—	2,260,939

Total	$56,237,859	$16,382,343

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 2,852,144	$(137,729)	$—	$(2,714,415)	$—
BZWS	3,179,859	(137,695)	(3,042,164)	—	—
CITI	8,735,248	(7,356,315)	—	(1,378,933)	—
DBAB	7,312,388	(1,991,498)	—	(5,320,890)	—
GSCO	5,721,986	(92,158)	—	(5,629,828)	—
HSBK	13,507,894	(2,629,286)	(7,873,655)	—	3,004,953
JPHQ	12,611,864	(3,889,948)	(8,721,916)	—	—
MSCO	181,921	(114,268)	—	(67,653)	—
SCNY	1,404,850	(19,330)	—	(1,385,520)	—
UBSW	729,705	(14,116)	(715,589)	—	—

Total	$56,237,859	$(16,382,343)	$(20,353,324)	$(16,497,239)	$3,004,953

Semiannual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 137,729	$ (137,729)	$ —	$ —	$ —
BZWS	137,695	(137,695)	—	—	—
CITI	7,356,315	(7,356,315)	—	—	—
DBAB	1,991,498	(1,991,498)	—	—	—
GSCO	92,158	(92,158)	—	—	—
HSBK	2,629,286	(2,629,286)	—	—	—
JPHQ	3,889,948	(3,889,948)	—	—	—
MSCO	114,268	(114,268)	—	—	—
SCNY	19,330	(19,330)	—	—	—
UBSW	14,116	(14,116)	—	—	—

Total	$16,382,343	$(16,382,343)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-33.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$1,681,754,667	$—	$1,681,754,667
Short Term Investments	1,033,983,187	168,755,086	—	1,202,738,273

Total Investments in Securities	$1,033,983,187	$1,850,509,753	$—	$2,884,492,940

Other Financial Instruments:
Forward Exchange Contracts	$—	$56,237,859	$—	$56,237,859
Swap Contracts	—	44,141,629	—	44,141,629

Total Other Financial Instruments	$—	$100,379,488	$—	$100,379,488

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$14,121,404	$—	$14,121,404
Swap Contracts	—	9,771,557	—	9,771,557

Total Other Financial Instruments	$—	$23,892,961	$—	$23,892,961

aFor detailed categories, see the accompanying Statement of Investments.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BZWS	Barclays Bank PLC	BRL	Brazilian Real		Banks ARS
CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	EUR	Euro	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah	VRI	Value Recovery Instrument
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee
MSCO	Morgan Stanley	KRW	South Korean Won
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		USD	United States Dollar

Semiannual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 14, 2018, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0402	$0.9616
Class 2	$0.0402	$0.9177
Class 4	$0.0402	$0.8998

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGB-34	Semiannual Report

Templeton Growth VIP Fund

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2018.

Class 2 Performance Summary as of June 30, 2018

The Fund’s Class 2 Shares had a -2.51% total return for the six-month period ended June 30, 2018.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities (primarily common stocks) of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), had a -0.13% total return for the period under review.1

Economic and Market Overview

The global economy expanded during the six-month period under review amid generally upbeat economic data across regions. In this environment, global developed and emerging market stocks reached a new all-time high in January 2018, as measured by the MSCI ACWI. During the period, global markets were aided by price gains in oil and other

Geographic Composition

Based on Total Net Assets as of 6/30/18

commodities, encouraging corporate earnings reports and investor optimism about global economic growth. However, global stocks had a -0.13% total return for the six-month period, as measured by the MSCI ACWI, largely due to an overall decline in emerging market stocks.1

Global markets reflected investor concerns about tensions in the Korean peninsula and political uncertainties in the US and the European Union, as well as worries that strong economic growth and rising inflation in some parts of the world, particularly in the US, would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, uncertainty surrounding the US-China trade relationship, and a broad sell-off in information technology stocks in March due to a potential for tighter regulation in the sector arising from concerns about consumer data privacy. An overall easing of tensions in the Korean peninsula and intermittent US-China trade negotiations partially offset some of these concerns. However, US trade disputes with its allies and China near period-end dampened investor sentiment.

The US economy continued to grow during the six months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, exports, business investment and government spending. The unemployment rate declined from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 2.1% in

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON GROWTH VIP FUND

December 2017, as reported at the beginning of the period, to 2.9% at period-end.2 The US Federal Reserve raised its target range for the federal funds rate in March and June 2018 and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy.

In Europe, the UK’s quarterly economic growth moderated in 2018’s first quarter amid a decline in construction output. The Bank of England kept its key policy rate unchanged during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter due to a decline in external demand. The bloc’s annual inflation rate ended the period higher than in December 2017. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its June meeting, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018 and indicated it would conclude the program at the end of 2018 while continuing to keep interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) growth in 2018’s first quarter declined, the country’s first contraction since 2015’s fourth quarter, mainly due to a decline in private residential investment and household consumption. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP accelerated in 2018’s first quarter compared to the previous quarter. The country’s central bank cut its benchmark interest rate twice during the period to spur economic growth. Russia’s annual GDP grew in 2018’s first quarter compared to the prior-year period, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s first quarter compared to the prior-year period. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.3

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Global equities modestly retreated during the first half of 2018 amid concerns about escalating trade tensions and the impact of a stronger US dollar and tighter monetary policy on emerging markets. The performance trends dominant during this market cycle remained largely intact, with a few exceptions. Information technology (IT) and other growth-oriented sectors maintained their long-running leadership, while energy extended more recent gains as supply concerns and solid demand supported the price of crude. Among new developments during the period, health care stocks rebounded while financials underperformance deepened.

The Fund’s stock selection and overweighted allocation in financials detracted significantly from the Fund’s performance relative to its benchmark, as the sector was led lower by a mix of European and Asian lenders and insurers.4 European lenders were negatively impacted by flagging regional growth and Italian political turmoil. We believe investor concerns about Italy are overblown. Italy certainly has its challenges, including high public debt, rigid labor markets, low productivity, high unit labor costs, a fragmented banking system, inefficient tax base, political fragility and so on. But, by any objective assessment, we believe the country is far better off in the EU than it would be outside of it. Were Italy to leave, we think its banks would be insolvent, its government would default on its obligations, and the purchasing power of household savings would be vastly diminished once redenominated into lira. In all likelihood, the recent Italian crisis has done little more than postpone ECB interest rate hikes a few months and take some air out of the euro—not necessarily adverse developments for an export-oriented trading bloc accustomed to expansive monetary policy. The largest one-day spike in Italian bond yields since 1993 may also be a helpful warning—much like the one experienced by Greece in 2015—that financial markets remain vigilant. After reducing exposure to European financials amid last year’s strength, we have viewed more recent volatility as a selective buying opportunity. Meanwhile, shares of South Korean lender KB Financial Group led the Fund’s Asian bank holdings lower as general concerns about regulatory and geopolitical risks in South Korea outweighed continued fundamental strength.

3. Please see Index Descriptions following the Fund Summaries.

4. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

Semiannual Report	TG-3

TEMPLETON GROWTH VIP FUND

Stock selection and an underweighted allocation in IT also detracted, though there were no IT holdings among the Fund’s biggest single-stock laggards.5 We remain skeptical about the sustainability of IT’s outperformance given that recent strength has been driven primarily by valuation multiples expansion, not earnings growth. Indeed, the price/sales ratio for the S&P 500 IT Index has almost doubled over the past five years, while the earnings growth trend has stagnated. We cannot explain why flat growth is being rewarded with an expanding multiple, and we continue to underweight the sector amid what appears to be the biggest divergence between IT valuations and fundamentals since the late 1990s.

The only other sectors that detracted from relative performance during the first half of 2018 were health care and telecommunication services due to stock selection for health care (that offset the positive effect of an overweighted allocation) and an overweighting in telecommunication services.6 The health care sector delivered the Fund’s biggest detractor during the period: Swedish medical devices firm Getinge (though it bears mentioning that Israel’s Teva Pharmaceutical Industries, another health care holding, was the Fund’s biggest individual contributor). Shares of Getinge have come under pressure in recent years as regulatory issues and management turnover transformed what was once viewed as a quality growth stock into something now viewed as a complex restructuring story. Yet, at this point, Getinge appears to be nearing the bottom of its financial performance. Although challenges persist, we believe the most vexing aspects of regulatory compliance and restructuring progress should be over. The stock simply remains too cheap for a market leader with a solid track record and strong position in businesses with high barriers to entry, in our view. More generally, we believe we have assembled a balanced portfolio of health care stocks that discounts well-known macroeconomic headwinds and offers unique catalysts for sustainable outperformance. From the telecommunications sector, shares of Singapore Telecommunications (Singtel) declined after reporting a drop in net income. Although currency fluctuations and a new 4G mobile entry in Australia and Singapore may pressure profits in the near term, we believe consolidation in the promising Indian market should help earnings recover over our investment horizon. Recently trading at what we consider to be a relatively cheap valuation multiple and featuring a strong balance sheet, attractive dividend yield, and compelling emerging market growth

Top 10 Holdings

6/30/18

Company Sector/Industry, Country	% of Total Net Assets
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.6%
Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	2.4%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.4%
SES SA Media, Luxembourg	2.3%
Citigroup Inc. Banks, U.S.	2.1%
Eni SpA Oil, Gas & Consumable Fuels, Italy	2.0%
Allergan PLC Pharmaceuticals, U.S.	2.0%
Oracle Corp. Software, U.S.	1.8%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	1.8%
HSBC Holdings PLC Banks, U.K.	1.8%

prospects, we believe Singtel remains significantly undervalued relative to its long-term fundamentals.

Turning to contributors, we were encouraged by the outperformance of the Fund’s energy holdings, which benefited from both stock selection and an overweighted allocation.7 Oil prices surged to a multi-year high during the period due to a combination of geopolitical risks to supply, coordinated supply management by the Organization of the Petroleum Exporting Counties along with other oil-producing countries, and stronger-than-expected global demand. US exploration and production firm ConocoPhillips advanced as management maintained capital discipline, returning excess cash flows from higher oil prices to shareholders through dividends and share buybacks. Italy-based oil major Eni gained after reporting increased production and stronger earnings. UK-based integrated energy firm BP also contributed. We believe BP should be able to generate substantial free cash flow that will likely be returned to shareholders through improved dividends and share repurchases. In the integrated oil segment more generally, production growth is finally coming through as

5. The IT sector comprises communications equipment; internet software and services; and technology hardware, storage and peripherals in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

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TEMPLETON GROWTH VIP FUND

operating and capital expenditures come down and oil prices normalize higher. As a result, the integrated oil segment looks set to generate more free cash flow this year than it did when oil traded at US$100 per barrel, in our view, and much of that cash could be returned to shareholders in the form of dividends and share buybacks. As the commodity cycle matures, we have begun to take profits on higher volatility oil services holdings and focus instead on more stable and cash-generative integrated energy firms.

Stock selection in consumer discretionary also boosted relative performance.8 Shares of Luxembourg-based satellite specialist SES bounced back during the period after a strong earnings report helped improve recently lackluster sentiment. We continue to believe that SES’s new management team is executing a sensible turnaround plan and the company should benefit over our long-term horizon from the structural growth in global data demand, given the high barriers to entry associated with its difficult-to-replicate orbital slots. US media group Twenty-First Century Fox also delivered solid returns after a bidding war broke out for the firm’s assets.

From a regional standpoint, stock selection and an underweighted position in the resilient US market detracted from the Fund’s relative performance, as did stock selection and a slight overweighting in Asia. Stock selection in Europe contributed to relative results, but this was offset by the negative effect of an overweighting in the region. In the Middle East and Africa region, an overweighting in Israel contributed.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2018, the US dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-US currency exposure.

At the end of the first half of 2018, we remained optimistic about the prospects for value, and we maintained the belief that companies whose fundamentals are underappreciated by a short-term market are well positioned for outperformance over time. Global valuation spreads (the gap between the market’s cheapest and most expensive stocks) at the end of the period were the widest they have been in at least 30 years. Put another way, value globally has only been this cheap a very small percentage of the time in the past three decades. Though it may not feel like it, we believe this could be a uniquely great opportunity for value investors. Yet, despite our conviction on value’s long-term prospects, we are not sitting idly by waiting for the cycle to turn. We have worked hard to continuously refine and improve our process, with recent initiatives including improved risk management strategies and the integration of environmental, social and governance analysis into our investment framework. The goal in these efforts is to ensure that our investment process remains true to Templeton’s time-tested fundamental value approach, while also evolving to best address client goals and market conditions.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. The consumer discretionary sector comprises automobiles, household durables, leisure products, media and specialty retail in the SOI.

Semiannual Report	TG-5

TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Fund-Level Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$974.90	$5.24	$1,019.49	$5.36	1.07%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TG-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.24	$13.93	$13.54	$14.85	$15.47	$12.16

Income from investment operations[a]:

Net investment income[b]	0.20	0.29	0.26	0.28	0.38 [c]	0.22

Net realized and unrealized gains (losses)	(0.56)	2.30	0.96	(1.17)	(0.75)	3.49

Total from investment operations	(0.36)	2.59	1.22	(0.89)	(0.37)	3.71

Less distributions from:

Net investment income	(0.35)	(0.28)	(0.31)	(0.42)	(0.25)	(0.40)

Net realized gains	(1.31)	—	(0.52)	—	—	—

Total distributions	(1.66)	(0.28)	(0.83)	(0.42)	(0.25)	(0.40)

Net asset value, end of period	$14.22	$16.24	$13.93	$13.54	$14.85	$15.47

Total return[d]	(2.39)%	18.77%	9.90%	(6.24)%	(2.53)%	31.05%

Ratios to average net assets[e]

Expenses	0.82% [f]	0.82% [f,g]	0.82% [f]	0.80% [f]	0.78%	0.78%[g]

Net investment income	2.51%	1.94%	2.01%	1.96%	2.46% [c]	1.62%

Supplemental data

Net assets, end of period (000’s)	$423,028	$466,207	$453,997	$468,548	$572,860	$588,409

Portfolio turnover rate	15.61%	26.46%	22.88%	20.92%	17.46%	11.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.97	$13.70	$13.32	$14.61	$15.23	$11.97

Income from investment operations[a]:

Net investment income[b]	0.18	0.25	0.23	0.25	0.34 [c]	0.19

Net realized and unrealized gains (losses)	(0.55)	2.26	0.94	(1.16)	(0.75)	3.44

Total from investment operations	(0.37)	2.51	1.17	(0.91)	(0.41)	3.63

Less distributions from:

Net investment income	(0.31)	(0.24)	(0.27)	(0.38)	(0.21)	(0.37)

Net realized gains	(1.31)	—	(0.52)	—	—	—

Total distributions	(1.62)	(0.24)	(0.79)	(0.38)	(0.21)	(0.37)

Net asset value, end of period	$13.98	$15.97	$13.70	$13.32	$14.61	$15.23

Total return[d]	(2.51)%	18.50%	9.62%	(6.49)%	(2.81)%	30.82%

Ratios to average net assets[e]

Expenses	1.07% [f]	1.07% [f,g]	1.07% [f]	1.05% [f]	1.03%	1.03%[g]

Net investment income	2.26%	1.69%	1.76%	1.71%	2.21% [c]	1.37%

Supplemental data

Net assets, end of period (000’s)	$782,451	$879,521	$876,128	$921,895	$1,171,896	$1,450,304

Portfolio turnover rate	15.61%	26.46%	22.88%	20.92%	17.46%	11.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TG-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,
		2017	2016	2015	2014	2013

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.13	$13.83	$13.44	$14.73	$15.35	$12.07

Income from investment operations[a]:

Net investment income[b]	0.17	0.24	0.22	0.23	0.33 [c]	0.17

Net realized and unrealized gains (losses)	(0.55)	2.28	0.94	(1.16)	(0.76)	3.47

Total from investment operations	(0.38)	2.52	1.16	(0.93)	(0.43)	3.64

Less distributions from:

Net investment income	(0.29)	(0.22)	(0.25)	(0.36)	(0.19)	(0.36)

Net realized gains	(1.31)	—	(0.52)	—	—	—

Total distributions	(1.60)	(0.22)	(0.77)	(0.36)	(0.19)	(0.36)

Net asset value, end of period	$14.15	$16.13	$13.83	$13.44	$14.73	$15.35

Total return[d]	(2.55)%	18.38%	9.47%	(6.54)%	(2.88)%	30.64%

Ratios to average net assets[e]

Expenses	1.17% [f]	1.17% [f,g]	1.17% [f]	1.15% [f]	1.13%	1.13%[g]

Net investment income	2.16%	1.59%	1.66%	1.61%	2.11% [c]	1.27%

Supplemental data

Net assets, end of period (000’s)	$34,436	$38,798	$43,286	$47,777	$59,989	$72,683

Portfolio turnover rate	15.61%	26.46%	22.88%	20.92%	17.46%	11.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Growth VIP Fund

	Country	Shares	Value

Common Stocks 98.0%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	1,565,162	$13,369,051

Air Freight & Logistics 1.1%
United Parcel Service Inc., B	United States	127,570	13,551,761

Automobiles 0.8%
Hero Motocorp Ltd.	India	199,170	10,105,419

Banks 12.6%
Bangkok Bank PCL, fgn	Thailand	1,704,150	10,250,720
Bangkok Bank PCL, NVDR	Thailand	913,600	5,412,388
Bank of Ireland Group PLC	Ireland	792,800	6,192,101
Barclays PLC	United Kingdom	2,662,560	6,645,574
BNP Paribas SA	France	243,927	15,158,730
Citigroup Inc.	United States	384,990	25,763,531
Credit Agricole SA	France	626,216	8,366,297
HSBC Holdings PLC	United Kingdom	2,362,494	22,161,414
ING Groep NV	Netherlands	579,536	8,347,300
JPMorgan Chase & Co.	United States	124,540	12,977,068
KB Financial Group Inc.	South Korea	328,964	15,572,260
Standard Chartered PLC	United Kingdom	2,125,883	19,444,336

			156,291,719

Beverages 0.8%
Suntory Beverage & Food Ltd.	Japan	232,900	9,951,823

Biotechnology 2.5%
Amgen Inc.	United States	35,375	6,529,871
[a] Celgene Corp.	United States	60,320	4,790,614
Gilead Sciences Inc.	United States	283,260	20,066,139

			31,386,624

Building Products 0.7%
Compagnie de Saint-Gobain	France	187,590	8,387,666

Capital Markets 1.9%
Man Group PLC	United Kingdom	2,385,372	5,563,116
UBS Group AG	Switzerland	1,096,280	16,963,339
Value Partners Group Ltd.	Hong Kong	2,079,300	1,643,076

			24,169,531

Chemicals 1.2%
Akzo Nobel NV	Netherlands	169,645	14,532,371

Communications Equipment 1.6%
[a] CommScope Holding Co. Inc.	United States	270,890	7,911,343
Ericsson, B	Sweden	1,247,952	9,655,070
[a] NetScout Systems Inc.	United States	86,600	2,572,020

			20,138,433

Construction Materials 0.5%
Taiheiyo Cement Corp.	Japan	191,970	6,321,249

Consumer Finance 1.7%
Ally Financial Inc.	United States	160,390	4,213,445
Capital One Financial Corp.	United States	187,470	17,228,493

			21,441,938

Diversified Financial Services 0.6%
Voya Financial Inc.	United States	157,941	7,423,227

TG-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services 3.5%
[b] China Telecom Corp. Ltd., ADR	China	269,865	$12,529,832
China Telecom Corp. Ltd., H	China	2,006,000	938,309
Singapore Telecommunications Ltd.	Singapore	9,169,600	20,729,104
Telefonica SA	Spain	1,008,135	8,573,603

			42,770,848

Electrical Equipment 1.0%
Vestas Wind Systems AS	Denmark	193,200	11,967,257

Energy Equipment & Services 0.3%
Helmerich & Payne Inc.	United States	63,820	4,069,163

Food & Staples Retailing 1.6%
The Kroger Co.	United States	44,600	1,268,870
Seven & i Holdings Co. Ltd.	Japan	166,400	7,262,102
Walgreens Boots Alliance Inc.	United States	193,029	11,584,635

			20,115,607

Food Products 0.7%
Kellogg Co.	United States	116,730	8,155,925

Health Care Equipment & Supplies 1.6%
Arjo AB, B	Sweden	1,057,200	3,773,142
Getinge AB, B	Sweden	1,057,200	9,624,758
Medtronic PLC	United States	74,440	6,372,808

			19,770,708

Health Care Providers & Services 2.0%
AmerisourceBergen Corp.	United States	168,500	14,367,995
Cardinal Health Inc.	United States	207,060	10,110,740

			24,478,735

Household Durables 1.4%
Panasonic Corp.	Japan	1,255,690	16,941,804

Industrial Conglomerates 2.6%
CK Hutchison Holdings Ltd.	Hong Kong	1,114,010	11,813,031
Siemens AG	Germany	150,912	19,962,728

			31,775,759

Insurance 4.1%
Aegon NV	Netherlands	2,921,736	17,532,302
AXA SA	France	722,148	17,730,810
China Life Insurance Co. Ltd., H	China	6,041,230	15,591,910

			50,855,022

Internet Software & Services 2.9%
[a] Alphabet Inc., A	United States	15,190	17,152,396
[a] Baidu Inc., ADR	China	76,100	18,492,300

			35,644,696

Leisure Products 1.0%
Mattel Inc.	United States	722,640	11,865,749

Life Sciences Tools & Services 0.6%
[a] QIAGEN NV	Netherlands	205,690	7,497,919

Machinery 1.4%
[a] Navistar International Corp.	United States	438,140	17,841,061

Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Media 4.4%
Comcast Corp., A	United States	455,054	$14,930,322
SES SA, IDR	Luxembourg	1,571,620	28,810,013
Twenty-First Century Fox Inc., A.	United States	218,492	10,856,867

			54,597,202

Metals & Mining 2.1%
Barrick Gold Corp.	Canada	865,310	11,361,520
Wheaton Precious Metals Corp.	Canada	689,844	15,233,049

			26,594,569

Multi-Utilities 2.4%
E.ON SE	Germany	590,630	6,316,833
innogy SE	Germany	212,620	9,114,331
Veolia Environnement SA	France	693,260	14,846,756

			30,277,920

Oil, Gas & Consumable Fuels 10.9%
Apache Corp.	United States	413,010	19,308,217
BP PLC	United Kingdom	3,841,161	29,335,060
ConocoPhillips	United States	81,210	5,653,840
Eni SpA	Italy	1,331,279	24,740,190
Exxon Mobil Corp.	United States	39,050	3,230,607
Husky Energy Inc.	Canada	719,150	11,212,436
Kunlun Energy Co. Ltd.	China	10,519,540	9,210,907
Royal Dutch Shell PLC, B	United Kingdom	913,539	32,736,194

			135,427,451

Personal Products 1.4%
Coty Inc., A	United States	1,211,910	17,087,931

Pharmaceuticals 11.7%
Allergan PLC	United States	144,924	24,161,729
Bayer AG	Germany	141,926	15,645,046
Eli Lilly & Co.	United States	192,470	16,423,465
Merck KGaA	Germany	163,224	15,946,565
Novartis AG	Switzerland	41,900	3,184,806
Perrigo Co. PLC	United States	192,570	14,040,279
Roche Holding AG	Switzerland	45,563	10,146,324
Sanofi	France	199,167	15,974,633
Teva Pharmaceutical Industries Ltd., ADR	Israel	1,230,810	29,933,299

			145,456,146

Real Estate Management & Development 1.0%
Mitsui Fudosan Co. Ltd.	Japan	513,520	12,404,828

Software 2.7%
Microsoft Corp.	United States	106,789	10,530,438
Oracle Corp.	United States	519,600	22,893,576

			33,424,014

Specialty Retail 3.0%
Advance Auto Parts Inc.	United States	154,170	20,920,869
Kingfisher PLC	United Kingdom	4,237,152	16,618,881

			37,539,750

TG-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Technology Hardware, Storage & Peripherals 2.9%
Apple Inc.	United States	71,001	$13,142,995
Samsung Electronics Co. Ltd.	South Korea	532,970	22,290,703

			35,433,698

Wireless Telecommunication Services 3.7%
Bharti Airtel Ltd.	India	1,500,058	8,369,079
China Mobile Ltd.	China	1,390,300	12,350,662
SoftBank Group Corp.	Japan	154,450	11,124,530
Vodafone Group PLC	United Kingdom	5,744,853	13,945,785

			45,790,056

Total Common Stocks (Cost $1,069,627,450)			1,214,854,630

		Principal Amount
Corporate Bonds (Cost $6,457,527) 0.6%
Oil, Gas & Consumable Fuels 0.6%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	$6,893,000	7,261,431

Total Investments before Short Term Investments (Cost $1,076,084,977)			1,222,116,061

Short Term Investments 1.0%

U.S. Government and Agency Securities (Cost $599,949) 0.0%†
[d] FHLB, 7/02/18	United States	600,000	600,000

Time Deposits (Cost $10,800,000) 0.9%
Royal Bank of Canada, 1.85%, 7/02/18	United States	10,800,000	10,800,000

		Shares
[e] Investments from Cash Collateral Received for Loaned Securities (Cost $849,950) 0.1%
Money Market Funds 0.1%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	United States	849,950	849,950

Total Investments (Cost $1,088,334,876) 99.6%			1,234,366,011
Other Assets, less Liabilities 0.4%			5,548,615

Net Assets 100.0%			$1,239,914,626

See Abbreviations on page TG-23.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2018. See Note 1(c).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

dThe security was issued on a discount basis with no stated coupon rate.

eSee Note 1(c) regarding securities on loan.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,087,484,926
Cost - Non-controlled affiliates (Note 3e)	849,950

Value - Unaffiliated issuers +	$1,233,516,061
Value - Non-controlled affiliates (Note 3e)	849,950
Receivables:
Investment securities sold	4,355,861
Capital shares sold	163,425
Dividends and interest	4,002,573
European Union tax reclaims	820,169
Other assets	920

Total assets	1,243,708,959

Liabilities:
Payables:
Investment securities purchased	617,762
Capital shares redeemed	456,796
Management fees	811,465
Distribution fees	358,083
Funds advanced by custodian	413,500
Payable upon return of securities loaned	849,950
Accrued expenses and other liabilities	286,777

Total liabilities	3,794,333

Net assets, at value	$1,239,914,626

Net assets consist of:
Paid-in capital	$ 984,805,933
Undistributed net investment income	16,172,733
Net unrealized appreciation (depreciation)	146,013,189
Accumulated net realized gain (loss)	92,922,771

Net assets, at value	$1,239,914,626

Class 1:
Net assets, at value	$ 423,028,201

Shares outstanding	29,749,018

Net asset value and maximum offering price per share	$14.22

Class 2:
Net assets, at value	$ 782,450,814

Shares outstanding	55,970,263

Net asset value and maximum offering price per share	$13.98

Class 4:
Net assets, at value	$ 34,435,611

Shares outstanding	2,433,865

Net asset value and maximum offering price per share	$14.15

+Includes securities loaned	$ 826,454

TG-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 21,327,965
Interest:
Unaffiliated issuers	468,878
Income from securities loaned (net of fees and rebates)	77,845

Total investment income	21,874,688

Expenses:
Management fees (Note 3a)	5,151,038
Distribution fees: (Note 3c)
Class 2	1,042,948
Class 4	63,849
Custodian fees (Note 4)	53,178
Reports to shareholders	92,680
Professional fees	72,685
Trustees’ fees and expenses	3,457
Other	19,735

Total expenses	6,499,570
Expenses waived/paid by affiliates (Note 3e)	(13,064)

Net expenses	6,486,506

Net investment income	15,388,182

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	99,170,841
Foreign currency transactions	(206,642)

Net realized gain (loss)	98,964,199

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(145,334,986)
Translation of other assets and liabilities denominated in foreign currencies	(157,977)
Change in deferred taxes on unrealized appreciation	61,785

Net change in unrealized appreciation (depreciation)	(145,431,178)

Net realized and unrealized gain (loss)	(46,466,979)

Net increase (decrease) in net assets resulting from operations	$ (31,078,797)

*Foreign taxes withheld on dividends	$ 1,991,319

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 15,388,182	$ 24,695,547
Net realized gain (loss)	98,964,199	117,077,131
Net change in unrealized appreciation (depreciation)	(145,431,178)	96,156,461

Net increase (decrease) in net assets resulting from operations	(31,078,797)	237,929,139

Distributions to shareholders from:
Net investment income:
Class 1	(9,443,906)	(8,645,537)
Class 2	(15,736,729)	(14,420,565)
Class 4	(638,119)	(607,359)
Net realized gains:
Class 1	(35,064,775)	—
Class 2	(66,647,585)	—
Class 4	(2,903,936)	—

Total distributions to shareholders	(130,435,050)	(23,673,461)

Capital share transactions: (Note 2)
Class 1	11,297,942	(59,747,929)
Class 2	5,574,536	(132,483,391)
Class 4	30,208	(10,910,240)

Total capital share transactions	16,902,686	(203,141,560)

Net increase (decrease) in net assets	(144,611,161)	11,114,118
Net assets:
Beginning of period	1,384,525,787	1,373,411,669

End of period	$1,239,914,626	$1,384,525,787

Undistributed net investment income included in net assets:
End of period	$ 16,172,733	$ 26,603,305

TG-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the

TG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

f.  Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	74,424	$1,212,566	276,995	$4,131,560
Shares issued in reinvestment of distributions	3,065,336	44,508,681	578,684	8,645,537
Shares redeemed	(2,093,901)	(34,423,305)	(4,745,568)	(72,525,026)

Net increase (decrease)	1,045,859	$11,297,942	(3,889,889)	$(59,747,929)

Class 2 Shares:
Shares sold	801,771	$12,691,363	1,016,363	$15,049,406
Shares issued in reinvestment of distributions	5,773,253	82,384,314	980,324	14,420,565
Shares redeemed	(5,668,385)	(89,501,141)	(10,869,278)	(161,953,362)

Net increase (decrease)	906,639	$5,574,536	(8,872,591)	$(132,483,391)

Class 4 Shares:
Shares sold	54,800	$867,228	26,043	$392,232
Shares issued in reinvestment of distributions	245,125	3,542,055	40,845	607,359
Shares redeemed	(271,135)	(4,379,075)	(791,302)	(11,909,831)

Net increase (decrease)	28,790	$30,208	(724,414)	$(10,910,240)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.783% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	—	150,102,325	(149,252,375)	849,950	$849,950	$ —	$ —	$ —

Semiannual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

f. Other Affiliated Transactions

At June 30, 2018, Franklin Templeton Variable Insurance Products Trust - Franklin Founding Funds Allocation VIP Fund owned 24.5% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

5. Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,094,403,210

Unrealized appreciation	$233,479,658
Unrealized depreciation	(93,516,857)

Net unrealized appreciation (depreciation)	$139,962,801

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims and foreign capital gains tax.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $202,579,807 and $305,550,421, respectively.

At June 30, 2018, in connection with securities lending transactions, the Fund loaned equity investments and received $849,950 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

TG-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$1,214,854,630	$—	$—	$1,214,854,630
Corporate Bonds	—	7,261,431	—	7,261,431
Short Term Investments	849,950	11,400,000	—	12,249,950

Total Investments in Securities	$1,215,704,580	$18,661,431	$—	$1,234,366,011

[a]For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
IDR	International Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Semiannual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2018, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0322	$0.3124
Class 2	$0.0322	$0.2841
Class 4	$0.0322	$0.2702

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TG-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index representing the US investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays US Government Index: Intermediate Component is the intermediate component of the Barclays US Government Index, which includes public obligations of the US Treasury with at least one year to final maturity and publicly issued debt of US government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US government.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including US and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/18, there were 331 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/18, there were 81 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General US Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General US Government Funds classification in the Lipper VIP underlying funds universe. Lipper General US Government Funds invest primarily in US government and agency issues. For the six-month period ended 6/30/18, there were 57 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Semiannual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total US equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Board Approval of Investment Management

Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST

Franklin Flex Cap Growth VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

(each a Fund)

At an in-person meeting held on April 17, 2018 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the (i) investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each of Franklin Flex Cap Growth VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Mid-Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund, Franklin VolSmart Allocation VIP Fund, and Templeton Global Bond VIP Fund; (ii) the investment sub-advisory agreements between FAI and each of Franklin Advisory Services, LLC and K2/D&S Management Co., LLC (each a Sub-Adviser), affiliates of FAI, on behalf of Franklin VolSmart Allocation VIP Fund; (iii) the investment management agreement between Franklin Templeton Institutional, LLC (FTIL) and the Trust, on behalf of Franklin Global Real Estate VIP Fund; (iv) the investment management agreement between Franklin Mutual Advisers, LLC (FMA) and the Trust, on behalf of each of Franklin Mutual Global Discovery VIP Fund and Franklin

Mutual Shares VIP Fund; (v) the investment management agreement between Franklin Advisory Services, LLC (FAS) and the Trust, on behalf of Franklin Small Cap Value VIP Fund; (vi) the investment management agreement between Templeton Asset Management Ltd. (TAML) and the Trust, on behalf of Templeton Developing Markets VIP Fund; (vii) the investment management agreement between Templeton Investment Counsel, LLC (TICL) and the Trust, on behalf of Templeton Foreign VIP Fund; and (viii) the investment management agreement between Templeton Global Advisors Limited (TGAL) and the Trust, on behalf of Templeton Growth VIP Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI, FTIL, FMA, FAS, TAML, TICL, TGAL and the Sub-Advisers are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are

Semiannual Report	SI-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Flex Cap Growth VIP Fund - The Performance Universe for this Fund included the Fund and all multi-cap growth funds underlying variable insurance products (VIPs). The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s second quintile, one-year period performance of 33.96%. The Board also noted the actions management has taken in an effort to address the Fund’s performance, including changes to the Fund’s portfolio management team and enhancements to the team’s security selection process.

Franklin Global Real Estate VIP Fund - The Performance Universe for this Fund included the Fund and all global real estate funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one- and 10-year periods was below the median of its Performance Universe, but for the three- and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 10.3%.

Franklin Growth and Income VIP Fund - The Performance Universe for this Fund included the Fund and all equity income funds underlying VIPs. The Board noted that the Fund’s annualized income return and annualized total return for the

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one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Income VIP Fund and Franklin Strategic Income VIP Fund - The Performance Universe for the Franklin Income VIP Fund included the Fund and all mixed-asset target allocation moderate funds underlying VIPs. The Performance Universe for the Franklin Strategic Income VIP Fund included the Fund and all general bond funds underlying VIPs. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds’ annualized total returns for the one-, three- and five-year periods were below the medians of their respective Performance Universes, but for the 10-year period were above the medians of their respective Performance Universes. Given the Funds’ income-oriented investment objectives, the Board concluded that the Funds’ performance was satisfactory.

Franklin Large Cap Growth VIP Fund - The Performance Universe for this Fund included the Fund and all multi-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one- and three-year periods was above the median of its Performance Universe, but for the five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period exceeded 32% and the annualized total return for the five- and 10-year periods, while below the median, exceeded 14.9% and 8.9%, respectively.

Franklin Mutual Global Discovery VIP Fund - The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median and in the first quintile (the best) of its Performance Universe. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted that the Fund’s annualized total return for the one- and three-year periods, while below the median, exceeded 11.0% and 7.7%, respectively.

Franklin Mutual Shares VIP Fund and Franklin Small-Mid Cap Growth VIP Fund - The Performance Universe for the Franklin Mutual Shares VIP Fund included the Fund and all large-cap value funds underlying VIPs. The Performance

Universe for the Franklin Small-Mid Cap Growth VIP Fund included the Fund and all mid-cap growth funds underlying VIPs. The Board noted that the Funds’ annualized total returns for the one-, three-, five- and 10-year periods were below the medians of their respective Performance Universes. The Board discussed the Funds’ performance with management. The Board noted management’s explanation that the Franklin Mutual Shares VIP Fund’s overweight exposure to U.S. based insurance companies, pharmaceutical stocks, and media stocks detracted from Fund performance. Management further explained that it remains consistent in its disciplined bottom-up investment approach focused on identifying and investing in companies that are trading at a significant discount to their intrinsic value. The Board also noted management’s explanation that the Franklin Small-Mid Cap Growth VIP Fund’s positioning in the healthcare, consumer discretionary, and industrial sectors was a primary detractor from relative performance over the one-, three-, and five-year periods. The Board further noted management’s explanation that it has reduced the Fund’s exposure to stock selection risk in those industries and had made changes to the portfolio management team in 2017. The Board also noted management’s report that, since January 31, 2018, the Fund has recovered approximately 150 basis points in relative performance for the one-year period and is approximately even with the index and peer average, year-to-date. The Board further noted that the annualized total returns for the one-year period, while below the median, exceeded 11.1% for the Franklin Mutual Shares VIP Fund and 22.4% for the Franklin Small-Mid Cap Growth VIP Fund.

Franklin Rising Dividends VIP Fund and Templeton Developing Markets VIP Fund - The Performance Universe for the Franklin Rising Dividends VIP Fund included the Fund and all multi-cap core funds underlying VIPs. The Performance Universe for the Templeton Developing Markets VIP Fund included the Fund and all emerging markets funds underlying VIPs. The Board noted that the Funds’ annualized total returns for the one-, three- and 10-year periods were above the medians of their respective Performance Universes, but for the five-year period were below the medians of their respective Performance Universes. The Board concluded that the Funds’ performance was satisfactory. In doing so, the Board noted that the annualized total returns for the one-year period exceeded 24.8% for the Franklin Rising Dividends VIP Fund and 41.4% for the Templeton Developing Markets VIP Fund.

Franklin Small Cap Value VIP Fund - The Performance Universe for this Fund included the Fund and all small-cap value funds underlying VIPs. The Board noted that the Fund’s

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annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin U.S. Government Securities VIP Fund - The Performance Universe for this Fund included the Fund and all general U.S. government funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (the best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, five- and 10-year periods was slightly below the median of its Performance Universe, but for the three-year period was above the median and in the first quintile (the best) of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory given the Fund’s income-oriented investment objective and the nature of the Fund’s investments, which are primarily in U.S. mortgage-backed securities.

Franklin VolSmart Allocation VIP Fund - The Performance Universe for this Fund included the Fund and all flexible portfolio funds underlying VIPs. The Fund has been in operation for less than five years. The Board noted that the Fund’s annualized total return for the one- and three-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Templeton Foreign VIP Fund - The Performance Universe for this Fund included the Fund and all international multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median and in the first quintile (the best) of its Performance Universe. The Board discussed the Fund’s performance with management and noted management’s explanation that Fund positions in the health care, energy, materials and technology sectors detracted from Fund performance over the one-, three- and five-year periods. Management further explained that it was reviewing the relevant thesis underlying its research conclusions to ensure management’s continued conviction that the Fund’s portfolio holdings are undervalued. The Board concluded that the Fund’s performance was acceptable. In doing so, the Board noted management’s explanation and that the Fund’s annualized total return for the one-year period, while below the median, exceeded 17.2%.

Templeton Global Bond VIP Fund - The Performance Universe for this Fund included the Fund and all global income funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-year period was below the median of its Performance Universe, but for the three-, five- and 10-year periods was above the median and in the first (the best) or second quintile of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Templeton Growth VIP Fund - The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was above the median and in the first (the best) or second quintile of its Performance Universe, but for the 10-year period was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the one-year period exceeded 22.1%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the

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methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Flex Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, and Templeton Growth VIP Fund - The Expense Group for the Franklin Flex Cap Growth VIP Fund included the Fund and eight other multi-cap growth funds underlying VIPs. The Expense Group for the Franklin Strategic Income VIP Fund included the Fund and eight other general bond funds underlying VIPs. The Expense Group for the Templeton Growth VIP Fund included the Fund, one other global multi-cap value fund underlying VIPs, three global multi-cap core funds underlying VIPs and two global multi-cap growth funds underlying VIPs. The Board noted that the Management Rates for these Funds were slightly above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the Franklin Flex Cap Growth Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Small-Mid Cap Growth VIP Fund - The Expense Group for the Fund included the Fund and eight other mid-cap growth funds underlying VIPs. The Board noted that the Management Rate and actual total expense ratio for the Fund were equal to the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Global Real Estate VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund - The Expense Group for the Franklin Global Real Estate VIP Fund included the Fund and seven other global real estate funds underlying VIPs. The Expense Group for the Franklin Mutual Global Discovery VIP Fund included the Fund, one other global multi-cap value fund underlying VIPs, three global multi-cap core funds underlying VIPs and five global multi-cap growth funds underlying VIPs. The Expense Group for the Franklin Mutual Shares VIP Fund included the Fund and 10 other large-cap value funds underlying VIPs. The Expense Group for the Templeton Developing Markets VIP Fund included the Fund and eight other emerging markets funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were above the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. With respect to the Franklin Mutual Shares VIP Fund and the

Franklin Mutual Global Discovery VIP Fund, the Board noted management’s explanation that the portfolio management team makes investments in distressed securities and merger arbitrage that are specialist in nature and therefore merit a higher Management Rate. With respect to the Franklin Global Real Estate VIP Fund, the Board noted management’s explanation that the portfolio managers’ rigorous fundamental analysis with the inclusion of more active risk controls merits a higher Management Rate. Finally, with respect to the Templeton Developing Markets VIP Fund, the Board noted management’s agreement to reduce the Management Rate applicable to the Fund.

Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin U.S. Government Securities VIP Fund, Templeton Foreign VIP Fund and Templeton Global Bond VIP Fund – The Expense Group for the Franklin Growth and Income VIP Fund included the Fund and seven other equity income funds underlying VIPs. The Expense Group for the Franklin Income VIP Fund included the Fund and seven other mixed-asset target allocation moderate funds underlying VIPs. The Expense Group for the Franklin Rising Dividends VIP Fund included the Fund and nine other multi-cap core funds underlying VIPs. The Expense Group for the Franklin Small Cap Value VIP Fund included the Fund and eight other small-cap value funds underlying VIPs. The Expense Group for the Franklin U.S. Government Securities VIP Fund included the Fund and nine other general U.S. government funds underlying VIPs. The Expense Group for the Templeton Foreign VIP Fund included the Fund, five other international multi-cap value funds underlying VIPs and four international multi-cap core funds underlying VIPs. The Expense Group for the Templeton Global Bond VIP Fund included the Fund and seven other global income funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. The Board also noted that the Franklin Growth and Income VIP Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Large Cap Growth VIP Fund - The Expense Group for the Fund included the Fund and seven other multi-cap growth funds underlying VIPs. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was below the

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median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin VolSmart Allocation VIP Fund – The Expense Group for the Fund included the Fund and four other flexible portfolio funds underlying VIPs. The Board noted the small size of the Expense Group. The Board also noted that the Management Rate for the Fund was below the median of its Expense Group and its actual total expense ratio was slightly above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Advisers were paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by each Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints for each Fund (except for the Franklin VolSmart Allocation VIP Fund), which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, each Fund’s management fee structure (except that of the Franklin VolSmart Allocation VIP Fund) provided a sharing of benefits with the Fund and its shareholders as the Fund grows. The Board recognized that there would not likely be any economies of scale for the Franklin Flex Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Growth and Income VIP Fund, Franklin Large Cap Growth VIP Fund and Franklin VolSmart Allocation VIP Fund until each Fund’s assets grow. The Board also recognized that given the decline in assets over the past three calendar years for each of the Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, these Funds are not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and

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conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year

period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report
Franklin Templeton Variable Insurance Products Trust
Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator
Franklin Templeton Services, LLC
Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	VIP2 S 08/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)  (1)    The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.	N/A

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company.	N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date August 24, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date August 24, 2018